UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2019

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	3.55%	2.78%	4.11%	—	11/30/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	4.48%	2.74%	3.76%	—	—
I Class	ACCTX	3.76%	—	—	2.74%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		3.30%	2.53%	3.85%	—
With sales charge		-1.36%	1.58%	3.38%	—
C Class	ACCKX	2.62%	1.76%	3.08%	—	11/30/06
R Class	ACCPX	3.04%	2.27%	3.59%	—	11/30/06
R5 Class	ACCUX	3.86%	2.99%	4.32%	—	11/30/06
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $14,961

Bloomberg Barclays U.S. Aggregate Bond Index — $14,472

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.57%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Effective October 31, 2018, Charles Tan joined the portfolio management team, replacing Dave MacEwen, who left the team ahead of his December 31, 2018, retirement.

Performance Summary

Core Plus returned 3.55%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index gained 4.48%. Fund returns reflect operating expenses, while index returns do not.

Returns for the fund and the index reflect a generally positive, albeit challenging, environment for investment-grade bonds. The 12-month period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. After climbing to a reporting period high of 3.24% in early November (according to Bloomberg), the 10-year U.S. Treasury yield plunged to 2.68% by the end of December 2018, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, and the 10-year Treasury note ended March 2019 yielding 2.41%, compared with 2.74% a year earlier.

Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. Longer-maturity Treasuries and corporate bonds were top performers overall. Core Plus’ out-of-index exposure to global interest rate movements primarily accounted for the fund’s underperformance relative to the index.

Global Interest Rates Position Detracted

Throughout most of 2018, we held a non-index position designed to take advantage of differences in global interest rates. As part of this strategy, we held short positions in European government bond futures, a neutral position in U.S. Treasury futures and a long position in local-currency emerging markets bonds. Initially, we expected European rates to rise from their unusually low

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

levels and converge with U.S. rates. We also expected select emerging markets rates to remain stable or decline. However, yields in Europe steadily declined, weighing on our short positions in European governments. Additionally, mounting investor concerns about the sustainability of synchronized global growth combined with country-specific issues pressured emerging markets assets. With the global economy showing signs of slowing and leading central banks maintaining dovish policies, we exited our global rates trade in late 2018.

Sector Allocation, Security Selection, Out-of-Index Positions Aided Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds. This strategy was a key contributor to portfolio performance. In addition, security selection within these allocations generally aided results. Within the corporate sector, our selections among bonds with BBB credit ratings delivered notable performance, largely due to the rally late in the reporting period, which favored riskier securities. Similarly, our out-of-index allocation to high-yield corporate bonds was a top contributor, particularly in the early 2019 risk rally. Within the securitized sector, our selections among non-agency collateralized mortgage obligations and asset-backed securities added value.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

Additionally, we expect to maintain our preference for spread sectors versus Treasuries, remaining mindful of market conditions. For example, in light of the strong rally in risk assets in the final months of the reporting period, we took profits in and reduced exposure to investment-grade and high-yield corporate bonds. We also took profits in credit-sensitive mortgage-backed securities that participated in the rally. We will continue to look for opportunities to tactically add exposure to riskier corporate and securitized securities, as valuations, fundamentals and market conditions dictate. However, from a longer-term, strategic perspective, we plan to reduce spread sector risk, given the potential for spread widening as the credit cycle matures. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	5.7 years
Weighted Average Life to Maturity	7.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	28.2%
U.S. Treasury Securities	22.9%
U.S. Government Agency Mortgage-Backed Securities	16.9%
Asset-Backed Securities	8.3%
Collateralized Mortgage Obligations	7.1%
Commercial Mortgage-Backed Securities	4.8%
Collateralized Loan Obligations	4.5%
Bank Loan Obligations	1.9%
Sovereign Governments and Agencies	1.6%
Municipal Securities	1.6%
Temporary Cash Investments	3.3%
Other Assets and Liabilities	(1.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,037.60	$2.79	0.55%
I Class	$1,000	$1,039.10	$2.29	0.45%
A Class	$1,000	$1,036.30	$4.06	0.80%
C Class	$1,000	$1,032.40	$7.85	1.55%
R Class	$1,000	$1,035.00	$5.33	1.05%
R5 Class	$1,000	$1,039.60	$1.78	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 28.2%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 3.80%, 3/1/45	$90,000	$89,023
United Technologies Corp., 6.05%, 6/1/36	95,000	113,260
		202,283
Air Freight and Logistics — 0.2%
FedEx Corp., 4.40%, 1/15/47	70,000	66,066
United Parcel Service, Inc., 2.80%, 11/15/24	150,000	150,975
		217,041
Auto Components — 0.1%
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	150,000	150,120
Automobiles — 0.8%
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	100,000	103,663
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	270,000	279,837
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	200,000	191,306
General Motors Co., 4.20%, 10/1/27	70,000	67,254
General Motors Co., 5.15%, 4/1/38	100,000	91,658
General Motors Financial Co., Inc., 3.20%, 7/6/21	210,000	209,196
General Motors Financial Co., Inc., 5.25%, 3/1/26	150,000	155,051
		1,097,965
Banks — 5.3%
Banco Santander SA, 3.50%, 4/11/22	200,000	202,054
Bank of America Corp., MTN, 4.20%, 8/26/24	30,000	31,085
Bank of America Corp., MTN, 4.00%, 1/22/25	100,000	102,175
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	150,000	152,331
Bank of America Corp., MTN, VRN, 3.97%, 3/5/29	100,000	102,214
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	30,000	31,493
Bank of America Corp., VRN, 3.00%, 12/20/23	325,000	324,301
Bank of America N.A., 6.00%, 10/15/36	250,000	310,548
Barclays plc, 4.375%, 1/12/26	200,000	201,451
BPCE SA, 5.15%, 7/21/24(1)	200,000	208,939
CIT Group, Inc., 5.00%, 8/15/22	150,000	156,563
Citibank N.A., 3.65%, 1/23/24	250,000	258,212
Citigroup, Inc., 2.90%, 12/8/21	340,000	339,936
Citigroup, Inc., 4.05%, 7/30/22	80,000	82,452
Citigroup, Inc., 4.45%, 9/29/27	510,000	525,121
Citigroup, Inc., VRN, 3.52%, 10/27/28	180,000	177,211
Cooperatieve Rabobank UA, 3.95%, 11/9/22	250,000	254,820
Fifth Third BanCorp., 4.30%, 1/16/24	80,000	83,878
HSBC Holdings plc, 2.95%, 5/25/21	200,000	200,043
HSBC Holdings plc, 4.30%, 3/8/26	200,000	207,871
HSBC Holdings plc, 4.375%, 11/23/26	200,000	205,223
HSBC Holdings plc, VRN, 3.26%, 3/13/23	200,000	200,641

	Principal Amount	Value
Huntington Bancshares, Inc., 2.30%, 1/14/22	$140,000	$137,965
JPMorgan Chase & Co., 4.625%, 5/10/21	230,000	238,726
JPMorgan Chase & Co., 3.875%, 9/10/24	350,000	359,238
JPMorgan Chase & Co., 3.125%, 1/23/25	250,000	250,474
JPMorgan Chase & Co., VRN, 3.54%, 5/1/28	100,000	100,242
JPMorgan Chase & Co., VRN, 3.88%, 7/24/38	80,000	78,771
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	140,000	136,975
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	30,000	29,106
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	70,000	71,671
QNB Finansbank AS, MTN, 6.25%, 4/30/19	200,000	200,030
Regions Financial Corp., 2.75%, 8/14/22	100,000	99,313
Regions Financial Corp., 3.80%, 8/14/23	100,000	102,897
Royal Bank of Canada, 2.15%, 10/26/20	210,000	208,686
SunTrust Bank, 3.30%, 5/15/26	200,000	198,566
U.S. Bancorp, MTN, 3.60%, 9/11/24	70,000	72,273
U.S. Bank N.A., 2.80%, 1/27/25	250,000	249,429
UniCredit SpA, VRN, 5.86%, 6/19/32(1)	200,000	184,564
Wells Fargo & Co., 3.07%, 1/24/23	80,000	80,172
Wells Fargo & Co., 3.00%, 4/22/26	90,000	88,102
Wells Fargo & Co., MTN, 3.75%, 1/24/24	110,000	113,302
Wells Fargo & Co., MTN, 4.10%, 6/3/26	300,000	307,223
Wells Fargo & Co., MTN, 4.65%, 11/4/44	115,000	118,515
		7,784,802
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46(1)	270,000	271,746
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	150,000	159,866
Constellation Brands, Inc., 4.75%, 12/1/25	140,000	149,481
		581,093
Biotechnology — 1.0%
AbbVie, Inc., 3.60%, 5/14/25	280,000	281,062
AbbVie, Inc., 4.70%, 5/14/45	90,000	86,930
Amgen, Inc., 4.66%, 6/15/51	138,000	139,353
Biogen, Inc., 3.625%, 9/15/22	210,000	213,495
Celgene Corp., 3.25%, 8/15/22	200,000	202,230
Celgene Corp., 3.875%, 8/15/25	110,000	113,023
Gilead Sciences, Inc., 4.40%, 12/1/21	100,000	103,978
Gilead Sciences, Inc., 3.65%, 3/1/26	230,000	234,955
Gilead Sciences, Inc., 4.15%, 3/1/47	50,000	48,420
		1,423,446
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	100,000	102,840
Capital Markets — 1.6%
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	310,000	309,028
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	100,000	99,784
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	360,000	355,827
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	40,000	42,473
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/22	70,000	69,454

	Principal Amount	Value
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/29	$120,000	$119,064
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	120,000	110,096
Morgan Stanley, 5.00%, 11/24/25	180,000	193,235
Morgan Stanley, 4.375%, 1/22/47	40,000	41,375
Morgan Stanley, MTN, 5.625%, 9/23/19	410,000	415,352
Morgan Stanley, MTN, 3.70%, 10/23/24	60,000	61,115
Morgan Stanley, MTN, 4.00%, 7/23/25	370,000	381,410
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	120,000	120,899
		2,319,112
Chemicals — 0.1%
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	20,000	19,725
Westlake Chemical Corp., 4.375%, 11/15/47	90,000	80,008
		99,733
Commercial Services and Supplies — 0.2%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	80,000	79,600
Republic Services, Inc., 3.55%, 6/1/22	190,000	194,360
Waste Management, Inc., 4.75%, 6/30/20	70,000	71,809
		345,769
Consumer Finance — 0.8%
Ally Financial, Inc., 4.625%, 3/30/25	100,000	102,125
American Express Co., 3.00%, 10/30/24	50,000	49,846
American Express Credit Corp., MTN, 2.20%, 3/3/20	100,000	99,561
American Express Credit Corp., MTN, 2.25%, 5/5/21	270,000	268,389
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	250,127
Capital One Financial Corp., 3.75%, 7/28/26	120,000	117,088
Discover Financial Services, 3.75%, 3/4/25	200,000	199,600
Synchrony Financial, 3.95%, 12/1/27	100,000	94,647
		1,181,383
Containers and Packaging — 0.5%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	200,000	200,500
Ball Corp., 4.00%, 11/15/23	60,000	60,600
Berry Global, Inc., 5.125%, 7/15/23	130,000	132,437
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	30,000	30,375
International Paper Co., 4.40%, 8/15/47	60,000	56,389
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	280,000	284,900
		765,201
Diversified Consumer Services — 0.1%
CommonSpirit Health, 2.95%, 11/1/22	100,000	99,408
Diversified Financial Services — 0.4%
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	250,000	252,743
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)	200,000	201,114
Voya Financial, Inc., 5.70%, 7/15/43	90,000	104,839
		558,696

	Principal Amount	Value
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 3.875%, 8/15/21	$180,000	$184,702
AT&T, Inc., 3.40%, 5/15/25	130,000	128,843
AT&T, Inc., 4.10%, 2/15/28	160,000	161,855
AT&T, Inc., 5.25%, 3/1/37	50,000	52,777
AT&T, Inc., 4.85%, 3/1/39	80,000	80,565
AT&T, Inc., 5.15%, 11/15/46	70,000	72,081
Orange SA, 4.125%, 9/14/21	100,000	103,475
Telefonica Emisiones SA, 5.46%, 2/16/21	100,000	104,607
Verizon Communications, Inc., 3.38%, 2/15/25	80,000	81,186
Verizon Communications, Inc., 2.625%, 8/15/26	70,000	66,876
Verizon Communications, Inc., 4.75%, 11/1/41	60,000	63,573
Verizon Communications, Inc., 5.01%, 8/21/54	170,000	182,468
		1,283,008
Electric Utilities — 0.6%
AEP Transmission Co. LLC, 3.75%, 12/1/47	50,000	49,335
Duke Energy Corp., 3.55%, 9/15/21	80,000	81,287
Duke Energy Corp., 2.65%, 9/1/26	50,000	47,696
Duke Energy Florida LLC, 6.35%, 9/15/37	70,000	93,001
Duke Energy Progress LLC, 3.70%, 10/15/46	50,000	48,982
Exelon Corp., 5.15%, 12/1/20	130,000	134,074
Exelon Corp., 4.45%, 4/15/46	60,000	62,039
FirstEnergy Corp., 4.25%, 3/15/23	100,000	104,415
Georgia Power Co., 4.30%, 3/15/42	70,000	69,747
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	100,000	97,875
Progress Energy, Inc., 3.15%, 4/1/22	80,000	80,619
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	30,084
		899,154
Energy Equipment and Services — 0.1%
Halliburton Co., 3.80%, 11/15/25	80,000	81,892
Halliburton Co., 4.85%, 11/15/35	60,000	63,063
		144,955
Entertainment — 0.3%
Activision Blizzard, Inc., 2.30%, 9/15/21	80,000	78,932
Viacom, Inc., 3.125%, 6/15/22	50,000	49,926
Viacom, Inc., 4.25%, 9/1/23	140,000	145,685
Viacom, Inc., 4.375%, 3/15/43	50,000	44,957
Walt Disney Co. (The), 6.90%, 8/15/39(1)	70,000	99,017
Walt Disney Co. (The), 4.75%, 9/15/44(1)	40,000	45,994
		464,511
Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.375%, 10/15/26	50,000	48,817
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	100,000	99,307
Boston Properties LP, 3.65%, 2/1/26	180,000	181,087
Crown Castle International Corp., 5.25%, 1/15/23	200,000	214,959
Essex Portfolio LP, 3.625%, 8/15/22	170,000	173,081
Essex Portfolio LP, 3.25%, 5/1/23	50,000	50,006

	Principal Amount	Value
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	$140,000	$150,843
Hospitality Properties Trust, 4.65%, 3/15/24	80,000	81,603
Kilroy Realty LP, 3.80%, 1/15/23	44,000	44,750
Kimco Realty Corp., 2.80%, 10/1/26	90,000	84,835
VEREIT Operating Partnership LP, 4.125%, 6/1/21	50,000	50,858
		1,180,146
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.875%, 10/15/46	100,000	83,506
Walmart, Inc., 4.05%, 6/29/48	90,000	96,110
		179,616
Food Products — 0.2%
Conagra Brands, Inc., 4.60%, 11/1/25	130,000	136,913
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	170,000	172,125
Post Holdings, Inc., 5.00%, 8/15/26(1)	50,000	48,813
		357,851
Gas Utilities — 0.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	100,000	101,012
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.25%, 12/1/27	50,000	50,460
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	159,742
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	161,125
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	255,000	280,638
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	231,155
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	50,000	49,677
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	150,000	147,938
		1,181,747
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 3.73%, 12/15/24	190,000	193,130
Medtronic, Inc., 3.50%, 3/15/25	150,000	155,041
Medtronic, Inc., 4.375%, 3/15/35	100,000	109,412
		457,583
Health Care Providers and Services — 1.2%
Aetna, Inc., 2.75%, 11/15/22	60,000	59,253
Anthem, Inc., 3.65%, 12/1/27	60,000	59,967
Anthem, Inc., 4.65%, 1/15/43	89,000	92,343
CVS Health Corp., 3.50%, 7/20/22	70,000	70,954
CVS Health Corp., 4.30%, 3/25/28	250,000	253,778
CVS Health Corp., 4.78%, 3/25/38	60,000	59,593
CVS Health Corp., 5.05%, 3/25/48	70,000	70,662
DaVita, Inc., 5.125%, 7/15/24	200,000	198,000
HCA, Inc., 5.00%, 3/15/24	30,000	31,802
HCA, Inc., 5.375%, 2/1/25	150,000	159,375
Northwell Healthcare, Inc., 4.26%, 11/1/47	50,000	50,605
Tenet Healthcare Corp., 4.375%, 10/1/21	70,000	71,568
Tenet Healthcare Corp., 5.125%, 5/1/25	220,000	221,661
UnitedHealth Group, Inc., 2.875%, 12/15/21	80,000	80,458

		Principal Amount	Value
UnitedHealth Group, Inc., 3.75%, 7/15/25		$140,000	$146,367
UnitedHealth Group, Inc., 4.75%, 7/15/45		60,000	68,014
Universal Health Services, Inc., 4.75%, 8/1/22(1)		100,000	101,125
			1,795,525
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		110,000	110,793
McDonald's Corp., MTN, 3.375%, 5/26/25		160,000	163,110
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		70,000	74,946
			348,849
Household Durables — 0.1%
Lennar Corp., 4.75%, 11/29/27		100,000	100,422
Toll Brothers Finance Corp., 4.35%, 2/15/28		100,000	94,000
			194,422
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25		80,000	81,000
Insurance — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		150,000	155,733
Allstate Corp. (The), VRN, 5.75%, 8/15/53		120,000	122,277
American International Group, Inc., 4.125%, 2/15/24		350,000	361,587
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48		40,000	41,586
Chubb INA Holdings, Inc., 3.15%, 3/15/25		60,000	60,615
Chubb INA Holdings, Inc., 3.35%, 5/3/26		40,000	40,773
CNP Assurances, VRN, 4.00%(2)	EUR	100,000	119,857
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$60,000	71,709
Markel Corp., 4.90%, 7/1/22		212,000	223,872
MetLife, Inc., 4.125%, 8/13/42		110,000	111,373
Prudential Financial, Inc., 3.94%, 12/7/49		160,000	154,966
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		45,000	53,788
Prudential Financial, Inc., VRN, 5.875%, 9/15/42		100,000	105,923
WR Berkley Corp., 4.625%, 3/15/22		100,000	104,523
			1,728,582
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		160,000	153,562
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		50,000	50,845
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26		160,000	154,469
			205,314
Media — 1.5%
AMC Networks, Inc., 4.75%, 8/1/25		210,000	208,950
CBS Corp., 4.85%, 7/1/42		60,000	59,895
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		100,000	102,063
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		65,000	65,569
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		290,000	306,070

	Principal Amount	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	$90,000	$101,121
Comcast Corp., 4.40%, 8/15/35	30,000	31,411
Comcast Corp., 6.40%, 5/15/38	80,000	102,773
Comcast Corp., 4.60%, 10/15/38	210,000	225,524
Comcast Corp., 4.75%, 3/1/44	150,000	163,122
CSC Holdings LLC, 5.50%, 4/15/27(1)	200,000	204,730
Globo Comunicacao e Participacoes SA, 4.84%, 6/8/25	200,000	197,400
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	110,000	113,300
Warner Media LLC, 2.95%, 7/15/26	190,000	180,151
Warner Media LLC, 3.80%, 2/15/27	100,000	99,581
		2,161,660
Metals and Mining — 0.2%
Steel Dynamics, Inc., 5.00%, 12/15/26	230,000	235,463
Multi-Utilities — 1.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	100,000	100,250
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	70,000	67,150
CenterPoint Energy, Inc., 4.25%, 11/1/28	110,000	114,141
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	296,100	291,585
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	109,552
Dominion Energy, Inc., 2.75%, 9/15/22	130,000	128,999
Dominion Energy, Inc., 4.90%, 8/1/41	100,000	106,907
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	84,370
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)	70,000	71,809
Florida Power & Light Co., 4.125%, 2/1/42	50,000	53,098
MidAmerican Energy Co., 4.40%, 10/15/44	140,000	153,298
NiSource, Inc., 5.65%, 2/1/45	80,000	93,242
Sempra Energy, 2.875%, 10/1/22	130,000	128,223
Sempra Energy, 3.25%, 6/15/27	70,000	67,096
Sempra Energy, 4.00%, 2/1/48	40,000	36,562
		1,606,282
Oil, Gas and Consumable Fuels — 3.3%
Antero Resources Corp., 5.125%, 12/1/22	220,000	221,991
Apache Corp., 4.75%, 4/15/43	40,000	37,843
BP Capital Markets America, Inc., 4.50%, 10/1/20	80,000	82,135
Cimarex Energy Co., 4.375%, 6/1/24	150,000	156,007
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	70,000	73,265
Concho Resources, Inc., 4.375%, 1/15/25	110,000	113,162
Continental Resources, Inc., 3.80%, 6/1/24	170,000	171,800
Continental Resources, Inc., 4.375%, 1/15/28	150,000	154,527
Diamondback Energy, Inc., 5.375%, 5/31/25	100,000	104,625
Encana Corp., 6.50%, 2/1/38	80,000	94,121
Energy Transfer Operating LP, 5.25%, 4/15/29	130,000	139,748
Energy Transfer Operating LP, 6.50%, 2/1/42	140,000	155,988
Energy Transfer Operating LP, 6.00%, 6/15/48	70,000	75,805
EnLink Midstream Partners LP, 4.85%, 7/15/26	110,000	109,587
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	101,555

	Principal Amount	Value
Hess Corp., 6.00%, 1/15/40	$50,000	$52,228
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	62,031
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	152,789
Kinder Morgan, Inc., 5.55%, 6/1/45	80,000	87,680
Marathon Oil Corp., 3.85%, 6/1/25	190,000	192,650
MPLX LP, 4.875%, 6/1/25	180,000	191,909
MPLX LP, 4.50%, 4/15/38	50,000	47,682
MPLX LP, 5.20%, 3/1/47	40,000	40,721
Newfield Exploration Co., 5.75%, 1/30/22	200,000	213,695
Newfield Exploration Co., 5.375%, 1/1/26	100,000	108,224
Noble Energy, Inc., 4.15%, 12/15/21	220,000	225,435
Petroleos Mexicanos, 6.00%, 3/5/20	67,000	68,621
Petroleos Mexicanos, 4.875%, 1/24/22	50,000	50,550
Petroleos Mexicanos, 6.625%, 6/15/35	100,000	94,750
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	65,600
Phillips 66, 4.30%, 4/1/22	60,000	62,632
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	199,105
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	150,000	148,875
Tullow Oil plc, 7.00%, 3/1/25(1)	200,000	201,890
Williams Cos., Inc. (The), 4.125%, 11/15/20	280,000	284,562
Williams Cos., Inc. (The), 4.55%, 6/24/24	105,000	110,954
Williams Cos., Inc. (The), 5.10%, 9/15/45	80,000	82,474
YPF SA, 8.75%, 4/4/24	200,000	201,500
		4,738,716
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	180,000	187,202
Pharmaceuticals — 0.5%
Allergan Finance LLC, 3.25%, 10/1/22	60,000	60,069
Allergan Funding SCS, 3.85%, 6/15/24	100,000	101,349
Allergan Funding SCS, 4.55%, 3/15/35	100,000	98,222
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	150,000	159,075
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	140,000	138,467
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	140,000	114,598
Zoetis, Inc., 3.00%, 9/12/27	70,000	67,394
		739,174
Road and Rail — 0.4%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	114,666
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	130,018
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	50,000	52,205
CSX Corp., 3.25%, 6/1/27	150,000	148,334
Union Pacific Corp., 3.60%, 9/15/37	50,000	48,010
Union Pacific Corp., 4.05%, 11/15/45	110,000	107,405
		600,638
Semiconductors and Semiconductor Equipment — 0.3%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	200,000	203,326

	Principal Amount	Value
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	$200,000	$213,000
		416,326
Software — 0.4%
Microsoft Corp., 2.70%, 2/12/25	150,000	150,260
Microsoft Corp., 3.45%, 8/8/36	100,000	100,648
Microsoft Corp., 4.25%, 2/6/47	150,000	167,787
Oracle Corp., 3.25%, 11/15/27	170,000	171,204
		589,899
Specialty Retail — 0.5%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	200,000	197,500
Home Depot, Inc. (The), 3.00%, 4/1/26	150,000	150,919
Home Depot, Inc. (The), 5.95%, 4/1/41	170,000	218,698
United Rentals North America, Inc., 5.75%, 11/15/24	150,000	154,688
		721,805
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc., 2.75%, 1/13/25	60,000	59,718
Apple, Inc., 2.50%, 2/9/25	130,000	127,844
Apple, Inc., 2.45%, 8/4/26	90,000	87,033
Apple, Inc., 2.90%, 9/12/27	250,000	246,919
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	270,000	290,659
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	130,000	132,587
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	270,000	272,613
		1,217,373
Trading Companies and Distributors — 0.1%
International Lease Finance Corp., 5.875%, 8/15/22	100,000	107,907
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.125%, 7/16/22	55,000	55,474
T-Mobile USA, Inc., 4.75%, 2/1/28	160,000	159,200
		214,674
TOTAL CORPORATE BONDS (Cost $40,746,997)		41,121,836
U.S. TREASURY SECURITIES — 22.9%
U.S. Treasury Bonds, 3.50%, 2/15/39	500,000	567,754
U.S. Treasury Bonds, 4.375%, 11/15/39	700,000	891,406
U.S. Treasury Bonds, 4.625%, 2/15/40	200,000	263,144
U.S. Treasury Bonds, 3.125%, 11/15/41	400,000	426,531
U.S. Treasury Bonds, 3.125%, 2/15/42	300,000	319,600
U.S. Treasury Bonds, 3.00%, 5/15/42	1,900,000	1,981,381
U.S. Treasury Bonds, 2.875%, 5/15/43	450,000	458,016
U.S. Treasury Bonds, 3.125%, 8/15/44(3)	400,000	425,047
U.S. Treasury Bonds, 3.00%, 11/15/44	1,250,000	1,299,390
U.S. Treasury Bonds, 2.50%, 2/15/45	800,000	756,703
U.S. Treasury Bonds, 3.00%, 5/15/45	1,200,000	1,247,930
U.S. Treasury Bonds, 3.00%, 11/15/45	600,000	624,281
U.S. Treasury Bonds, 3.375%, 11/15/48	900,000	1,004,150
U.S. Treasury Notes, 1.625%, 10/15/20	1,200,000	1,187,203
U.S. Treasury Notes, 2.25%, 2/15/21	600,000	599,543

	Principal Amount	Value
U.S. Treasury Notes, 2.75%, 9/15/21	$4,700,000	$4,757,006
U.S. Treasury Notes, 2.625%, 12/15/21	3,500,000	3,536,709
U.S. Treasury Notes, 1.875%, 1/31/22	3,000,000	2,971,055
U.S. Treasury Notes, 2.375%, 3/15/22	1,800,000	1,808,613
U.S. Treasury Notes, 2.00%, 11/30/22	500,000	496,172
U.S. Treasury Notes, 2.375%, 2/29/24	900,000	906,469
U.S. Treasury Notes, 2.125%, 11/30/24	1,000,000	992,285
U.S. Treasury Notes, 2.625%, 12/31/25	700,000	713,945
U.S. Treasury Notes, 2.50%, 2/28/26	400,000	404,812
U.S. Treasury Notes, 3.125%, 11/15/28	4,500,000	4,779,053
TOTAL U.S. TREASURY SECURITIES (Cost $32,737,583)		33,418,198
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 16.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.0%
FHLMC, VRN, 4.47%, (12-month LIBOR plus 1.78%), 2/1/38	67,383	70,568
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.85%), 6/1/38	46,495	48,911
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	67,324	69,752
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	21,848	22,822
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41	149,757	153,426
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	294,567	293,892
FHLMC, VRN, 4.70%, (12-month LIBOR plus 1.64%), 2/1/43	41,527	43,031
FHLMC, VRN, 4.25%, (12-month LIBOR plus 1.62%), 6/1/43	11,028	11,401
FHLMC, VRN, 4.27%, (12-month LIBOR plus 1.65%), 6/1/43	33,654	34,814
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	249,764	253,131
FNMA, VRN, 4.27%, (6-month LIBOR plus 1.57%), 6/1/35	27,438	28,350
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	15,995	16,830
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40	125,179	129,281
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.77%), 10/1/40	98,551	101,770
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	114,448	115,830
		1,393,809
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 15.9%
FHLMC, 4.50%, 6/1/21	3,581	3,647
FHLMC, 5.50%, 1/1/38	6,401	7,041
FHLMC, 5.50%, 4/1/38	38,398	42,116
FHLMC, 3.00%, 2/1/43	522,514	523,190
FNMA, 3.50%, TBA	500,000	506,973
FNMA, 5.00%, 7/1/20	8,121	8,314
FNMA, 5.00%, 7/1/31	337,668	357,269
FNMA, 4.50%, 10/1/33	163,719	173,155

	Principal Amount	Value
FNMA, 5.00%, 11/1/33	$364,022	$391,921
FNMA, 6.00%, 12/1/33	230,271	254,152
FNMA, 5.50%, 4/1/34	94,281	103,436
FNMA, 5.50%, 4/1/34	281,385	309,755
FNMA, 5.00%, 8/1/34	45,497	48,976
FNMA, 5.50%, 8/1/34	89,533	98,559
FNMA, 5.00%, 4/1/35	219,376	236,119
FNMA, 5.00%, 8/1/35	14,764	15,882
FNMA, 4.50%, 9/1/35	17,556	18,548
FNMA, 5.50%, 7/1/36	12,384	13,565
FNMA, 5.50%, 12/1/36	24,090	26,501
FNMA, 6.00%, 7/1/37	61,578	67,916
FNMA, 6.00%, 8/1/37	37,592	41,475
FNMA, 6.50%, 8/1/37	6,616	7,214
FNMA, 6.00%, 9/1/37	50,681	55,895
FNMA, 6.00%, 11/1/37	46,994	51,740
FNMA, 5.00%, 3/1/38	82,401	88,583
FNMA, 6.50%, 9/1/38	130,137	146,435
FNMA, 5.50%, 1/1/39	94,588	103,866
FNMA, 5.00%, 2/1/39	220,281	237,918
FNMA, 4.50%, 4/1/39	77,699	82,804
FNMA, 4.50%, 5/1/39	193,464	206,097
FNMA, 6.50%, 5/1/39	3,010	3,452
FNMA, 4.50%, 10/1/39	333,954	355,967
FNMA, 4.00%, 10/1/40	343,628	358,940
FNMA, 4.50%, 11/1/40	295,845	314,262
FNMA, 4.00%, 8/1/41	508,466	531,170
FNMA, 4.50%, 9/1/41	278,190	293,917
FNMA, 3.50%, 5/1/42	410,989	419,991
FNMA, 3.50%, 6/1/42	487,668	498,350
FNMA, 3.50%, 9/1/42	339,624	347,064
FNMA, 3.50%, 5/1/45	990,242	1,009,252
FNMA, 3.50%, 5/1/46	849,553	864,220
FNMA, 3.00%, 11/1/46	1,870,469	1,863,379
FNMA, 3.50%, 2/1/47	2,449,734	2,496,284
FNMA, 6.50%, 8/1/47	1,225	1,311
FNMA, 6.50%, 9/1/47	1,559	1,660
FNMA, 6.50%, 9/1/47	75	80
FNMA, 6.50%, 9/1/47	819	873
FNMA, 3.00%, 4/1/48	1,168,717	1,166,628
FNMA, 4.00%, 6/1/48	2,925,766	3,018,385
GNMA, 3.00%, TBA	650,000	653,174
GNMA, 4.00%, TBA	1,250,000	1,291,162
GNMA, 5.50%, 12/15/32	98,129	107,967
GNMA, 6.00%, 9/20/38	28,016	30,993
GNMA, 5.50%, 12/20/38	68,405	74,263
GNMA, 4.50%, 6/15/39	421,775	445,597

	Principal Amount	Value
GNMA, 4.50%, 1/15/40	$178,812	$188,246
GNMA, 4.50%, 4/15/40	273,087	288,537
GNMA, 4.00%, 11/20/40	568,807	592,775
GNMA, 3.50%, 6/20/42	605,913	622,082
GNMA, 2.50%, 7/20/46	512,115	501,935
GNMA, 2.50%, 2/20/47	593,950	582,134
		23,153,112
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $24,414,011)		24,546,921
ASSET-BACKED SECURITIES — 8.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	250,000	249,750
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	130,011	129,050
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(1)	324,841	325,137
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(1)	127,608	127,318
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	319,661	327,054
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	20,344	20,293
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	89,746	88,854
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	119,717	118,863
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.96%, 12/26/28(1)	195,900	193,215
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.43%, (1-month LIBOR plus 0.95%), 3/17/37(1)	725,000	716,846
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.76%, (1-month LIBOR plus 1.28%), 6/17/37(1)	575,000	572,136
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 7/17/37(1)	550,000	551,309
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	68,103	67,591
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	64,098	63,456
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	943,187	928,913
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	399,006	404,772
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.88%, (1-month LIBOR plus 1.40%), 1/17/34(1)	224,778	225,485
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	373,799	370,940
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	850,000	843,815
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	325,000	325,085
Progress Residential Trust, Series 2018-SFR2, Class C, 4.04%, 8/17/35(1)	675,000	683,846
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	1,000,000	1,018,949
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(1)	675,000	686,918

	Principal Amount	Value
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	$104,346	$103,607
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	128,787	128,246
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	98,619	98,483
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	97,269	95,960
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	426,345	430,555
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57	500,000	493,348
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(1)	602,666	592,129
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	235,823	233,894
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	71,835	72,947
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	205,464	203,284
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	286,083	281,541
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	318,198	322,836
TOTAL ASSET-BACKED SECURITIES (Cost $12,099,004)		12,096,425
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.1%
Private Sponsor Collateralized Mortgage Obligations — 5.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	67,433	68,290
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 4.91%, (1-year H15T1Y plus 2.25%), 2/25/36	126,333	127,746
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.45%, 8/25/34	35,034	34,272
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	141,121	143,249
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	94,294	96,088
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,443	1,406
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.39%, 7/25/35	144,854	150,148
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(1)	198,101	198,851
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(1)	169,790	170,539
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.37%, 10/25/34	57,276	56,923
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 8/25/35	75,423	76,074
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 4.68%, 1/25/37	98,755	88,442
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 3/25/47(1)	201,762	202,274

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	$101,954	$104,270
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.13%, 7/25/35	59,401	59,442
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	225,552	218,970
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.16%, 2/25/32	14,418	14,785
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.47%, 11/21/34	61,792	63,780
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.36%, 11/25/35	125,501	124,952
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 7/25/59(1)	155,682	154,221
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	156,293	160,396
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.99%, (1-month LIBOR plus 1.50%), 6/25/57(1)	307,072	312,672
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	259,631	264,601
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	469,178	474,730
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(1)	678,874	681,942
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	120,516	122,396
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.47%, 7/25/34	70,419	70,965
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.72%, 7/25/36	132,333	128,260
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.10%, 8/25/35	92,779	93,902
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	103,240	104,351
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	76,669	76,391
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.09%, 4/25/35	36,911	37,467
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	130,972	130,355
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	315,893	311,804
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	80,537	78,524
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	356,275	355,433
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.70%, 7/25/36	91,323	91,961
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 4.66%, 7/25/36	82,374	83,431
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 5.18%, 7/25/36	182,054	183,416
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.54%, 7/25/36	104,313	104,834
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.71%, 9/25/36	128,850	130,097

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 10/25/36	$53,812	$53,285
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.70%, 10/25/36	113,200	112,024
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.86%, 12/25/36	67,217	66,138
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 5.08%, 4/25/36	121,320	120,904
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 2A9, 6.00%, 7/25/37	98,090	95,124
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	104,412	104,257
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	114,405	114,235
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	122,333	121,964
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	12,861	13,076
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	32,378	32,207
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, SEQ, 5.25%, 3/25/37	37,902	38,962
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	160,910	159,995
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	59,313	57,224
		7,242,045
U.S. Government Agency Collateralized Mortgage Obligations — 2.1%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.74%, (1-month LIBOR plus 3.25%), 5/25/25	175,000	189,774
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.69%, (1-month LIBOR plus 1.20%), 10/25/29	413,252	415,628
FHLMC, Series 2018-DNA1, Class M2, VRN, 4.29%, (1-month LIBOR plus 1.80%), 7/25/30	100,000	97,774
FHLMC, Series 3397, Class GF, VRN, 2.98%, (1-month LIBOR plus 0.50%), 12/15/37	101,459	101,672
FNMA, Series 2014-C02, Class 1M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	350,000	367,229
FNMA, Series 2014-C02, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	218,892	227,373
FNMA, Series 2016-C03, Class 2M2, VRN, 8.39%, (1-month LIBOR plus 5.90%), 10/25/28	189,289	214,311
FNMA, Series 2017-C03, Class 1M2, VRN, 5.49%, (1-month LIBOR plus 3.00%), 10/25/29	225,000	237,688
FNMA, Series 2017-C05, Class 1M2, VRN, 4.69%, (1-month LIBOR plus 2.20%), 1/25/30	300,000	303,948
FNMA, Series 2017-C06, Class 2M2, VRN, 5.29%, (1-month LIBOR plus 2.80%), 2/25/30	750,000	775,843
FNMA, Series 2017-C07, Class 1M2, VRN, 4.89%, (1-month LIBOR plus 2.40%), 5/25/30	150,000	153,346
		3,084,586
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,223,792)		10,326,631

	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	$450,000	$454,751
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.69%, 2/10/47	370,000	395,598
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	400,000	417,140
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	300,000	320,725
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 3/10/48	400,000	404,986
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	325,000	328,118
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	310,000	312,854
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	250,000	251,991
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	400,000	407,052
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/10/38(1)	525,000	513,674
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	320,000	330,825
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.03%, 12/15/46	260,000	275,047
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	779,000	772,190
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	500,000	503,375
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(1)	325,000	326,879
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	400,000	400,832
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4 SEQ, 3.19%, 7/15/50	500,000	499,613
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,947,896)		6,915,650
COLLATERALIZED LOAN OBLIGATIONS — 4.5%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.23%, (3-month LIBOR plus 1.55%), 5/15/30(1)	325,000	320,943
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 4.21%, (3-month LIBOR plus 1.45%), 4/20/31(1)	250,000	244,744
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 4.18%, (3-month LIBOR plus 1.50%), 5/15/31(1)	200,000	196,609
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, VRN, 3.74%, (3-month LIBOR plus 0.97%), 4/17/31(1)	350,000	345,170
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.79%, (3-month LIBOR plus 1.02%), 4/17/31(1)	200,000	196,712
CBAM Ltd., Series 2018-5A, Class B1, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/17/31(1)	400,000	387,209
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 4.18%, (3-month LIBOR plus 1.40%), 4/24/31(1)	300,000	293,972
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.76%, (3-month LIBOR plus 0.97%), 4/15/31(1)	225,000	221,174

	Principal Amount	Value
Dryden 64 CLO Ltd., Series 2018-64A, Class B, VRN, 4.18%, (3-month LIBOR plus 1.40%), 4/18/31(1)	$450,000	$439,885
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 4.31%, (3-month LIBOR plus 1.55%), 4/20/30(1)	250,000	246,513
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.88%, (3-month LIBOR plus 1.12%), 7/20/31(1)	150,000	148,786
KKR CLO Ltd., Series 22A, Class A, VRN, 3.91%, (3-month LIBOR plus 1.15%), 7/20/31(1)	200,000	198,513
KKR CLO Ltd., Series 22A, Class B, VRN, 4.36%, (3-month LIBOR plus 1.60%), 7/20/31(1)	300,000	294,702
LCM XIV LP, Series 2014A, Class BR, VRN, 4.34%, (3-month LIBOR plus 1.58%), 7/20/31(1)	300,000	297,000
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.98%, (1-month LIBOR plus 1.50%), 5/15/28(1)	353,000	353,440
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.71%, (3-month LIBOR plus 0.95%), 4/19/30(1)	150,000	148,883
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 4.26%, (3-month LIBOR plus 1.50%), 4/19/30(1)	275,000	272,363
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.77%, (3-month LIBOR plus 0.98%), 4/15/31(1)	250,000	247,185
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 4.29%, (3-month LIBOR plus 1.50%), 4/15/31(1)	250,000	247,105
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.93%, (3-month LIBOR plus 1.15%), 4/18/31(1)	150,000	148,562
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.53%, (3-month LIBOR plus 1.75%), 4/18/31(1)	200,000	199,973
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.74%, (3-month LIBOR plus 0.96%), 4/16/31(1)	500,000	491,961
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.83%, (3-month LIBOR plus 1.07%), 10/20/28(1)	150,000	149,796
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/25/31(1)	350,000	342,913
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 4.48%, (3-month LIBOR plus 1.70%), 10/18/31(1)	150,000	149,545
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,674,136)		6,583,658
BANK LOAN OBLIGATIONS(4) — 1.9%
Diversified Telecommunication Services — 0.5%
CenturyLink, Inc., 2017 Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 1/31/25	142,933	140,432
Level 3 Financing, Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	200,000	197,937
Sprint Communications, Inc., 1st Lien Term Loan B, 5.00%, (1-month LIBOR plus 2.50%), 2/2/24	148,861	145,288
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	250,000	248,975
		732,632
Health Care Providers and Services — 0.4%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 2/16/23(5)	200,000	198,750
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	346,500	346,529
		545,279

	Principal Amount	Value
Hotels, Restaurants and Leisure — 0.5%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	$165,186	$162,846
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	133,164	131,277
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 12/22/24	38,997	38,544
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	319,292	249,000
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	227,653	224,910
		806,577
Pharmaceuticals — 0.3%
Catalent Pharma Solutions Inc., USD Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 5/20/24	174,908	174,390
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.48%, (1-month LIBOR plus 3.00%), 6/2/25	259,000	257,636
		432,026
Technology Hardware, Storage and Peripherals — 0.2%
Dell International LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 9/7/23	149,244	147,740
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	147,714	144,083
		291,823
TOTAL BANK LOAN OBLIGATIONS (Cost $2,841,988)		2,808,337
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.6%
Brazil — 0.1%
Brazilian Government International Bond, 4.875%, 1/22/21	190,000	196,272
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21	330,000	339,652
Dominican Republic — 0.2%
Dominican Republic International Bond, 5.95%, 1/25/27	200,000	210,500
Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27	200,000	202,400
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47	200,000	197,474
Mexico — 0.2%
Mexico Government International Bond, 4.125%, 1/21/26	200,000	204,825
Panama — 0.2%
Panama Government International Bond, 9.375%, 4/1/29	200,000	292,800
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	90,000	115,695
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	100,000	102,123
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	60,000	62,954
Republic of Poland Government International Bond, 3.00%, 3/17/23	100,000	100,758
		163,712

	Principal Amount	Value
Russia — 0.1%
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	$200,000	$202,522
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45	80,000	78,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,290,086)		2,306,375
MUNICIPAL SECURITIES — 1.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	180,000	250,567
Chicago GO, 7.05%, 1/1/29	50,000	55,816
Houston GO, 3.96%, 3/1/47	50,000	51,414
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	80,000	108,137
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	50,000	68,265
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	59,747
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	58,394
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	91,014
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	65,000	84,282
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	75,000	90,656
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	175,000	217,296
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	150,000	193,186
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	85,000	102,430
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	50,000	66,798
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	50,000	63,220
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	35,000	51,224
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	100,000	119,880
State of California GO, 6.65%, 3/1/22	40,000	44,031
State of California GO, 4.60%, 4/1/38	10,000	10,661
State of California GO, 7.55%, 4/1/39	130,000	197,674
State of California GO, 7.30%, 10/1/39	5,000	7,243
State of California GO, 7.60%, 11/1/40	25,000	38,862
State of Illinois GO, 5.10%, 6/1/33	40,000	39,336
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	45,000	50,642
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	40,000	51,646
State of Washington GO, 5.14%, 8/1/40	90,000	109,375
TOTAL MUNICIPAL SECURITIES (Cost $1,830,580)		2,281,796
TEMPORARY CASH INVESTMENTS — 3.3%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(1)(6)	1,823,000	1,822,620
Societe Generale SA, 2.50%, 4/1/19(1)(6)	1,000,000	999,800

	Principal Amount/Shares	Value
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $67,388), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $66,055)		$66,041
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,882	16,882
U.S. Treasury Bills 2.54%, 2/27/20(6)	$2,000,000	1,957,169
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,860,495)		4,862,512
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $145,666,568)		147,268,339
OTHER ASSETS AND LIABILITIES — (1.1)%		(1,627,472)
TOTAL NET ASSETS — 100.0%		$145,640,867

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	483,380	USD	364,918	Morgan Stanley	6/19/19	$(2,500)
CAD	2,443,614	USD	1,824,818	Morgan Stanley	6/19/19	7,301
CLP	469,379,622	USD	689,554	Goldman Sachs & Co.	6/19/19	181
USD	700,640	CLP	469,379,622	Goldman Sachs & Co.	6/19/19	10,905
CZK	16,571,974	USD	728,663	UBS AG	6/19/19	(6,937)
USD	724,189	CZK	16,571,974	UBS AG	6/19/19	2,463
EUR	163,858	USD	185,446	JPMorgan Chase Bank N.A.	6/19/19	(426)
USD	1,485,243	EUR	1,303,817	JPMorgan Chase Bank N.A.	6/19/19	13,047
USD	691,382	HUF	193,295,190	UBS AG	6/19/19	12,493
USD	768,169	HUF	214,272,961	UBS AG	6/19/19	15,602
IDR	10,351,685,316	USD	718,717	Goldman Sachs & Co.	6/19/19	(824)
USD	716,776	IDR	10,351,685,316	Goldman Sachs & Co.	6/19/19	(1,117)
KZT	533,575,204	USD	1,389,157	Goldman Sachs & Co.	6/19/19	(7,882)
USD	692,955	KZT	266,787,602	Goldman Sachs & Co.	6/19/19	2,317
MXN	104,999	USD	5,319	Morgan Stanley	6/19/19	23
MYR	5,777,351	USD	1,414,908	Goldman Sachs & Co.	6/19/19	1,032
USD	689,904	MYR	2,819,636	Goldman Sachs & Co.	6/19/19	(1,146)
NOK	12,334,604	USD	1,424,665	Goldman Sachs & Co.	6/19/19	9,732
NOK	6,779,733	USD	785,355	Goldman Sachs & Co.	6/19/19	3,064
NOK	12,304,836	USD	1,437,412	Goldman Sachs & Co.	6/19/19	(6,477)
USD	363,729	NOK	3,099,102	Goldman Sachs & Co.	6/19/19	3,333
USD	778,815	NOK	6,626,355	Goldman Sachs & Co.	6/19/19	8,233
NZD	1,014,317	USD	695,984	UBS AG	6/19/19	(4,206)
USD	693,986	NZD	1,014,317	UBS AG	6/19/19	2,208
USD	724,398	PEN	2,402,755	Goldman Sachs & Co.	6/19/19	2,665
PHP	37,335,786	USD	706,114	Goldman Sachs & Co.	6/19/19	(2,412)
USD	710,495	PHP	37,335,786	Goldman Sachs & Co.	6/19/19	6,792
PLN	1,373,881	USD	365,297	Goldman Sachs & Co.	6/19/19	(6,581)
PLN	2,718,317	USD	722,774	Goldman Sachs & Co.	6/19/19	(13,032)
USD	3,589,498	PLN	13,709,370	Goldman Sachs & Co.	6/19/19	10,033
USD	732,013	PLN	2,742,780	Goldman Sachs & Co.	6/19/19	15,884
SEK	40,408,852	USD	4,324,230	Goldman Sachs & Co.	6/19/19	47,501
USD	653,091	SEK	6,089,813	Goldman Sachs & Co.	6/19/19	(5,750)
USD	1,883,419	SEK	17,473,043	Goldman Sachs & Co.	6/19/19	(6,945)
THB	23,011,676	USD	726,493	Goldman Sachs & Co.	6/19/19	87
USD	726,493	THB	23,011,676	Goldman Sachs & Co.	6/19/19	(87)
						$108,574

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	97	June 2019	$19,400,000	$20,670,094	$69,235
U.S. Treasury 5-Year Notes	1	June 2019	$100,000	115,828	1,155
U.S. Treasury Long Bonds	10	June 2019	$1,000,000	1,496,562	38,235
U.S. Treasury Ultra Bonds	8	June 2019	$800,000	1,344,000	47,794
				$23,626,484	$156,419

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 31	Buy	(5.00)%	12/20/23	$2,450,000	$(143,594)	$(23,632)	$(167,226)
Markit CDX North America Investment Grade Index Series 30	Sell	1.00%	6/20/23	$1,500,000	20,848	9,234	30,082
					$(122,746)	$(14,398)	$(137,144)

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

THB	-	Thai Baht
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $30,675,384, which represented 21.1% of total net assets.

(2)	Perpetual maturity with no stated maturity date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $252,635.

(4)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(5)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(6)	The rate indicated is the yield to maturity at purchase.
See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $145,666,568)	$147,268,339
Receivable for investments sold	91,469
Receivable for capital shares sold	293,399
Unrealized appreciation on forward foreign currency exchange contracts	174,896
Interest receivable	931,781
148,759,884

Liabilities
Payable for investments purchased	2,855,032
Payable for capital shares redeemed	80,662
Payable for variation margin on futures contracts	28,195
Payable for variation margin on swap agreements	7,531
Unrealized depreciation on forward foreign currency exchange contracts	66,322
Accrued management fees	64,837
Distribution and service fees payable	6,499
Dividends payable	9,939
3,119,017

Net Assets	$145,640,867

Net Assets Consist of:
Capital paid in	$149,356,726
Distributable earnings	(3,715,859)
$145,640,867

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$109,759,663	10,392,149	$10.56
I Class	$6,268,759	593,729	$10.56
A Class	$15,629,794	1,479,654	$10.56*
C Class	$3,456,942	327,325	$10.56
R Class	$615,304	58,259	$10.56
R5 Class	$9,910,405	938,773	$10.56
*Maximum offering price $11.06 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$5,351,873

Expenses:
Management fees	894,705
Distribution and service fees:
A Class	36,452
C Class	41,197
R Class	2,922
Trustees' fees and expenses	9,958
Other expenses	3,993
989,227
Fees waived(1)	(93,848)
895,379

Net investment income (loss)	4,456,494

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,829,377)
Forward foreign currency exchange contract transactions	1,225,907
Futures contract transactions	(560,584)
Swap agreement transactions	232,563
Foreign currency translation transactions	(83,414)
(2,014,905)

Change in net unrealized appreciation (depreciation) on:
Investments	1,936,504
Forward foreign currency exchange contracts	234,217
Futures contracts	287,103
Swap agreements	(3,358)
Translation of assets and liabilities in foreign currencies	(3,207)
2,451,259

Net realized and unrealized gain (loss)	436,354

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,892,848

(1)	Amount consists of $71,700, $2,980, $9,950, $2,495, $358 and $6,365 for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$4,456,494	$3,814,144
Net realized gain (loss)	(2,014,905)	557,714
Change in net unrealized appreciation (depreciation)	2,451,259	(2,256,819)
Net increase (decrease) in net assets resulting from operations	4,892,848	2,115,039

Distributions to Shareholders
From earnings:
Investor Class	(4,155,744)	(3,309,250)
I Class	(154,831)	(72,476)
A Class	(515,469)	(426,476)
C Class	(113,890)	(118,460)
R Class	(18,805)	(28,086)
R5 Class	(383,124)	(191,965)
Decrease in net assets from distributions	(5,341,863)	(4,146,713)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,088,125)	29,557,142

Net increase (decrease) in net assets	(5,537,140)	27,525,468

Net Assets
Beginning of period	151,178,007	123,652,539
End of period	$145,640,867	$151,178,007

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. From August 1, 2018 through March 31, 2019, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2019 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.3425% to 0.4600%	0.2500% to 0.3100%	0.64%	0.57%
I Class		0.1500% to 0.2100%	0.54%	0.47%
A Class		0.2500% to 0.3100%	0.64%	0.57%
C Class		0.2500% to 0.3100%	0.64%	0.57%
R Class		0.2500% to 0.3100%	0.64%	0.57%
R5 Class		0.0500% to 0.1100%	0.44%	0.37%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $206,016,720, of which $177,587,761 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $221,865,792, of which $164,700,716 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,567,664	$36,936,228	6,140,417	$66,171,749
Issued in reinvestment of distributions	384,507	3,987,347	293,625	3,163,844
Redeemed	(4,737,909)	(49,084,300)	(3,117,106)	(33,617,792)
	(785,738)	(8,160,725)	3,316,936	35,717,801
I Class
Sold	441,715	4,590,990	411,246	4,460,774
Issued in reinvestment of distributions	14,325	148,384	5,752	61,787
Redeemed	(187,407)	(1,948,190)	(91,902)	(984,924)
	268,633	2,791,184	325,096	3,537,637
A Class
Sold	428,625	4,450,885	699,222	7,587,825
Issued in reinvestment of distributions	48,810	505,965	38,296	412,763
Redeemed	(333,272)	(3,462,658)	(1,969,049)	(21,228,270)
	144,163	1,494,192	(1,231,531)	(13,227,682)
C Class
Sold	16,872	175,567	31,834	343,401
Issued in reinvestment of distributions	9,998	103,642	9,942	107,149
Redeemed	(188,805)	(1,960,272)	(202,061)	(2,181,265)
	(161,935)	(1,681,063)	(160,285)	(1,730,715)
R Class
Sold	31,923	331,978	21,897	235,997
Issued in reinvestment of distributions	1,760	18,262	2,498	26,967
Redeemed	(48,598)	(505,905)	(88,669)	(962,216)
	(14,915)	(155,665)	(64,274)	(699,252)
R5 Class
Sold	256,751	2,670,346	849,590	9,193,981
Issued in reinvestment of distributions	36,883	382,195	17,916	191,965
Redeemed	(235,302)	(2,428,589)	(317,284)	(3,426,593)
	58,332	623,952	550,222	5,959,353
Net increase (decrease)	(491,460)	$(5,088,125)	2,736,164	$29,557,142

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$41,121,836	—
U.S. Treasury Securities	—	33,418,198	—
U.S. Government Agency Mortgage-Backed Securities	—	24,546,921	—
Asset-Backed Securities	—	12,096,425	—
Collateralized Mortgage Obligations	—	10,326,631	—
Commercial Mortgage-Backed Securities	—	6,915,650	—
Collateralized Loan Obligations	—	6,583,658	—
Bank Loan Obligations	—	2,808,337	—
Sovereign Governments and Agencies	—	2,306,375	—
Municipal Securities	—	2,281,796	—
Temporary Cash Investments	$16,882	4,845,630	—
	$16,882	$147,251,457	—
Other Financial Instruments
Futures Contracts	$156,419	—	—
Swap Agreements	—	$30,082	—
Forward Foreign Currency Exchange Contracts	—	174,896	—
	$156,419	$204,978	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$167,226	—
Forward Foreign Currency Exchange Contracts	—	66,322	—
	—	$233,548	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,043,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $29,342,645.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $16,209,856 futures contracts purchased and $16,120,934 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $3,238,104.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $5,400,000.

Value of Derivative Instruments as of March 31, 2019
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	–	Payable for variation margin on swap agreements*	$7,531
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$174,896	Unrealized depreciation on forward foreign currency exchange contracts	66,322
Interest Rate Risk	Receivable for variation margin on futures contracts*	–	Payable for variation margin on futures contracts*	28,195
		$174,896		$102,048

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$146,438	Change in net unrealized appreciation (depreciation) on swap agreements	$32,833
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,225,907	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	234,217
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(560,584)	Change in net unrealized appreciation (depreciation) on futures contracts	287,103
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	19,247	Change in net unrealized appreciation (depreciation) on swap agreements	–
Other Contracts	Net realized gain (loss) on swap agreement transactions	66,878	Change in net unrealized appreciation (depreciation) on swap agreements	(36,191)
		$897,886		$517,962

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$5,341,863	$4,146,713
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$145,690,355
Gross tax appreciation of investments	$2,525,004
Gross tax depreciation of investments	(947,020)
Net tax appreciation (depreciation) of investments	1,577,984
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(11,401)
Net tax appreciation (depreciation)	$1,566,583
Other book-to-tax adjustments	$(3,612)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,308,094)
Accumulated long-term capital losses	$(1,424,478)
Late-year ordinary loss deferral	$(546,258)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.59	0.33	0.03	0.36	(0.39)	$10.56	3.55%	0.58%	0.65%	3.17%	3.10%	139%	$109,760
2018	$10.71	0.30	(0.09)	0.21	(0.33)	$10.59	1.92%	0.63%	0.65%	2.80%	2.78%	144%	$118,329
2017	$10.82	0.27	(0.08)	0.19	(0.30)	$10.71	1.76%	0.62%	0.65%	2.52%	2.49%	150%	$84,193
2016	$11.02	0.27	(0.16)	0.11	(0.31)	$10.82	1.02%	0.63%	0.65%	2.53%	2.51%	145%	$90,012
2015	$10.75	0.27	0.34	0.61	(0.34)	$11.02	5.73%	0.65%	0.65%	2.51%	2.51%	119%	$90,251
I Class
2019	$10.58	0.34	0.04	0.38	(0.40)	$10.56	3.76%	0.48%	0.55%	3.27%	3.20%	139%	$6,269
2018(3)	$10.73	0.31	(0.13)	0.18	(0.33)	$10.58	1.65%	0.53%(4)	0.55%(4)	2.97%(4)	2.95%(4)	144%(5)	$3,441
A Class
2019	$10.59	0.30	0.04	0.34	(0.37)	$10.56	3.30%	0.83%	0.90%	2.92%	2.85%	139%	$15,630
2018	$10.71	0.27	(0.09)	0.18	(0.30)	$10.59	1.67%	0.88%	0.90%	2.55%	2.53%	144%	$14,139
2017	$10.82	0.25	(0.09)	0.16	(0.27)	$10.71	1.51%	0.87%	0.90%	2.27%	2.24%	150%	$27,498
2016	$11.02	0.24	(0.16)	0.08	(0.28)	$10.82	0.77%	0.88%	0.90%	2.28%	2.26%	145%	$28,220
2015	$10.75	0.25	0.33	0.58	(0.31)	$11.02	5.46%	0.90%	0.90%	2.26%	2.26%	119%	$29,532

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$10.58	0.23	0.04	0.27	(0.29)	$10.56	2.62%	1.58%	1.65%	2.17%	2.10%	139%	$3,457
2018	$10.71	0.19	(0.10)	0.09	(0.22)	$10.58	0.81%	1.63%	1.65%	1.80%	1.78%	144%	$5,179
2017	$10.82	0.17	(0.09)	0.08	(0.19)	$10.71	0.76%	1.62%	1.65%	1.52%	1.49%	150%	$6,955
2016	$11.01	0.16	(0.15)	0.01	(0.20)	$10.82	0.11%	1.63%	1.65%	1.53%	1.51%	145%	$8,618
2015	$10.75	0.16	0.33	0.49	(0.23)	$11.01	4.58%	1.65%	1.65%	1.51%	1.51%	119%	$10,563
R Class
2019	$10.59	0.28	0.03	0.31	(0.34)	$10.56	3.04%	1.08%	1.15%	2.67%	2.60%	139%	$615
2018	$10.71	0.24	(0.09)	0.15	(0.27)	$10.59	1.41%	1.13%	1.15%	2.30%	2.28%	144%	$775
2017	$10.82	0.22	(0.08)	0.14	(0.25)	$10.71	1.26%	1.12%	1.15%	2.02%	1.99%	150%	$1,472
2016	$11.01	0.22	(0.16)	0.06	(0.25)	$10.82	0.61%	1.13%	1.15%	2.03%	2.01%	145%	$2,649
2015	$10.75	0.22	0.32	0.54	(0.28)	$11.01	5.11%	1.15%	1.15%	2.01%	2.01%	119%	$2,762
R5 Class
2019	$10.58	0.35	0.04	0.39	(0.41)	$10.56	3.86%	0.38%	0.45%	3.37%	3.30%	139%	$9,910
2018	$10.71	0.33	(0.11)	0.22	(0.35)	$10.58	2.03%	0.43%	0.45%	3.00%	2.98%	144%	$9,315
2017	$10.82	0.30	(0.09)	0.21	(0.32)	$10.71	1.97%	0.42%	0.45%	2.72%	2.69%	150%	$3,535
2016	$11.02	0.29	(0.16)	0.13	(0.33)	$10.82	1.23%	0.43%	0.45%	2.73%	2.71%	145%	$1,224
2015	$10.75	0.30	0.33	0.63	(0.36)	$11.02	5.94%	0.45%	0.45%	2.71%	2.71%	119%	$1,051

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Core Plus Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

49

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

50

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

51

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

52

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

53

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 1905

Annual Report

March 31, 2019

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	3.15%	2.28%	3.51%	—	12/3/01
Bloomberg Barclays U.S. Aggregate Bond Index	—	4.48%	2.74%	3.76%	—	—
I Class	ACBPX	3.43%	2.50%	3.72%	—	4/1/93
Y Class	ADVYX	3.46%	—	—	2.17%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		3.02%	2.05%	3.27%	—
With sales charge		-1.65%	1.12%	2.80%	—
C Class	CDBCX	2.24%	1.29%	2.50%	—	1/31/03
R Class	ADVRX	2.69%	1.76%	3.00%	—	7/29/05
R5 Class	ADRVX	3.45%	—	—	2.15%	4/10/17
R6 Class	ADDVX	3.58%	2.57%	—	2.68%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $14,123

Bloomberg Barclays U.S. Aggregate Bond Index — $14,472

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.60%	0.40%	0.37%	0.85%	1.60%	1.10%	0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Effective October 31, 2018, Charles Tan joined the portfolio management team, replacing Dave MacEwen, who left the team ahead of his December 31, 2018 retirement.

Performance Summary

Diversified Bond returned 3.15%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.48%. Fund returns reflect operating expenses, while index returns do not.

Returns for the fund and the index reflect a generally positive, albeit challenging, environment for investment-grade bonds. The 12-month period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. After climbing to a reporting period high of 3.24% in early November (according to Bloomberg), the 10-year U.S. Treasury yield plunged to 2.68% by the end of December 2018, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, and the 10-year Treasury note ended March 2019 yielding 2.41%, compared with 2.74% a year earlier.

Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. Longer-maturity Treasuries and corporate bonds were top performers. Diversified Bond’s out-of-index exposure to global interest rate movements primarily accounted for the fund’s underperformance relative to the index.

Global Interest Rates Position Detracted

Throughout most of 2018, we held a non-index position designed to take advantage of differences in global interest rates. As part of this strategy, we held short positions in European government bond futures, a neutral position in U.S. Treasury futures and a long position in local-currency

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

emerging markets bonds. Initially, we expected European rates to rise from their unusually low levels and converge with U.S. rates. We also expected select emerging markets rates to remain stable or decline. However, yields in Europe steadily declined, weighing on our short positions in European governments. Additionally, mounting investor concerns about the sustainability of synchronized global growth combined with country-specific issues pressured emerging markets assets. With the global economy showing signs of slowing and leading central banks maintaining dovish policies, we exited our global rates trade in late 2018.

Sector Allocation, Security Selection Were Mixed

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds. This strategy delivered mixed results. Our overweight position in the securitized sector contributed to relative results, while our overweight to investment-grade corporate bonds modestly detracted.

Security selection within these allocations also was mixed. Within the investment-grade corporate sector, our selections contributed to results. In particular, our corporate bond holdings with BBB credit ratings delivered robust performance late in the reporting period. Conversely, our selections in the securitized sector detracted from results.

Meanwhile, our out-of-index allocation to high-yield corporate bonds was flat, as positive performance in the first half of the reporting period combined with the early 2019 risk rally offset the effects of the high-yield sell-off in late 2018.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

Additionally, we expect to maintain our preference for spread sectors versus Treasuries, remaining mindful of market conditions. For example, in light of the strong rally in risk assets in the final months of the reporting period, we took profits in and reduced exposure to investment-grade and high-yield corporate bonds. We also took profits in credit-sensitive mortgage-backed securities that participated in the rally. We will continue to look for opportunities to tactically add exposure to riskier corporate and securitized securities, as valuations, fundamentals and market conditions dictate. However, from a longer-term, strategic perspective, we plan to reduce spread sector risk, given the potential for spread widening as the credit cycle matures. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	5.7 years
Weighted Average Life to Maturity	7.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	28.3%
U.S. Government Agency Mortgage-Backed Securities	23.4%
U.S. Treasury Securities	21.9%
Asset-Backed Securities	8.0%
Collateralized Mortgage Obligations	5.3%
Commercial Mortgage-Backed Securities	4.4%
Collateralized Loan Obligations	4.1%
Municipal Securities	1.6%
Bank Loan Obligations	1.2%
Sovereign Governments and Agencies	0.7%
U.S. Government Agency Securities	0.4%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.60	$3.05	0.60%
I Class	$1,000	$1,038.40	$2.03	0.40%
Y Class	$1,000	$1,038.50	$1.88	0.37%
A Class	$1,000	$1,035.60	$4.31	0.85%
C Class	$1,000	$1,032.60	$8.11	1.60%
R Class	$1,000	$1,034.60	$5.58	1.10%
R5 Class	$1,000	$1,038.40	$2.03	0.40%
R6 Class	$1,000	$1,038.60	$1.78	0.35%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
I Class	$1,000	$1,022.94	$2.02	0.40%
Y Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R5 Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 28.3%
Aerospace and Defense — 0.1%
United Technologies Corp., 6.05%, 6/1/36	$1,868,000	$2,227,041
Air Freight and Logistics — 0.1%
FedEx Corp., 4.40%, 1/15/47	2,580,000	2,435,025
Automobiles — 1.2%
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	6,190,000	6,164,779
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	3,500,000	3,628,192
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	5,810,000	6,021,675
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	3,820,000	3,653,947
General Motors Co., 5.15%, 4/1/38	2,150,000	1,970,655
General Motors Financial Co., Inc., 3.15%, 1/15/20	6,350,000	6,359,995
General Motors Financial Co., Inc., 3.20%, 7/6/21	4,620,000	4,602,320
General Motors Financial Co., Inc., 5.25%, 3/1/26	5,740,000	5,933,266
		38,334,829
Banks — 5.6%
Banco Santander SA, 3.50%, 4/11/22	4,200,000	4,243,141
Bank of America Corp., MTN, 4.20%, 8/26/24	9,400,000	9,739,881
Bank of America Corp., MTN, 4.00%, 1/22/25	5,000,000	5,108,730
Bank of America Corp., MTN, VRN, 2.37%, 7/21/21	6,270,000	6,230,088
Bank of America Corp., MTN, VRN, 3.97%, 3/5/29	3,540,000	3,618,360
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	2,450,000	2,571,966
Bank of America Corp., VRN, 3.00%, 12/20/23	3,772,000	3,763,887
Bank of America N.A., 6.00%, 10/15/36	3,330,000	4,136,501
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	2,960,000	2,959,330
Barclays Bank plc, 5.14%, 10/14/20	3,230,000	3,317,914
Barclays plc, 4.375%, 1/12/26	2,700,000	2,719,588
BNP Paribas SA, 4.375%, 9/28/25(1)	2,950,000	3,025,193
BPCE SA, 3.00%, 5/22/22(1)	4,760,000	4,713,742
BPCE SA, 5.15%, 7/21/24(1)	2,380,000	2,486,377
BPCE SA, 3.50%, 10/23/27(1)	800,000	775,740
Citigroup, Inc., 2.90%, 12/8/21	6,200,000	6,198,836
Citigroup, Inc., 2.75%, 4/25/22	5,530,000	5,510,971
Citigroup, Inc., 3.20%, 10/21/26	6,500,000	6,377,704
Citigroup, Inc., 4.45%, 9/29/27	13,315,000	13,709,769
Citigroup, Inc., VRN, 3.52%, 10/27/28	2,240,000	2,205,289
Cooperatieve Rabobank UA, 3.95%, 11/9/22	4,970,000	5,065,826
Discover Bank, 3.35%, 2/6/23	2,200,000	2,213,420
Discover Bank, 3.45%, 7/27/26	5,790,000	5,617,300
Fifth Third Bank, 2.875%, 10/1/21	2,210,000	2,213,136
HSBC Holdings plc, 4.30%, 3/8/26	2,680,000	2,785,467
HSBC Holdings plc, 4.375%, 11/23/26	4,800,000	4,925,347
HSBC Holdings plc, VRN, 3.26%, 3/13/23	4,900,000	4,915,714

10

	Principal Amount	Value
Huntington Bancshares, Inc., 2.30%, 1/14/22	$3,480,000	$3,429,414
JPMorgan Chase & Co., 4.625%, 5/10/21	6,700,000	6,954,189
JPMorgan Chase & Co., 3.25%, 9/23/22	5,020,000	5,095,536
JPMorgan Chase & Co., 3.875%, 9/10/24	3,575,000	3,669,361
JPMorgan Chase & Co., 3.125%, 1/23/25	10,400,000	10,419,725
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	3,300,000	3,228,702
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	2,400,000	2,457,299
Regions Financial Corp., 2.75%, 8/14/22	3,690,000	3,664,636
Regions Financial Corp., 3.80%, 8/14/23	3,100,000	3,189,799
Synchrony Bank, 3.00%, 6/15/22	2,330,000	2,301,128
U.S. Bancorp, MTN, 3.60%, 9/11/24	2,820,000	2,911,557
Wells Fargo & Co., 3.07%, 1/24/23	3,770,000	3,778,101
Wells Fargo & Co., 4.125%, 8/15/23	2,170,000	2,250,881
Wells Fargo & Co., 5.61%, 1/15/44	3,300,000	3,814,323
Wells Fargo & Co., MTN, 3.75%, 1/24/24	1,670,000	1,720,136
Wells Fargo & Co., MTN, 4.10%, 6/3/26	2,850,000	2,918,616
		182,952,620
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46(1)	5,320,000	5,354,408
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	4,610,000	4,913,196
Constellation Brands, Inc., 4.75%, 12/1/25	1,700,000	1,815,127
		12,082,731
Biotechnology — 1.6%
AbbVie, Inc., 2.90%, 11/6/22	5,270,000	5,261,496
AbbVie, Inc., 3.60%, 5/14/25	3,970,000	3,985,055
AbbVie, Inc., 4.40%, 11/6/42	810,000	754,437
AbbVie, Inc., 4.70%, 5/14/45	2,325,000	2,245,705
Amgen, Inc., 2.65%, 5/11/22	6,080,000	6,064,646
Amgen, Inc., 4.66%, 6/15/51	3,170,000	3,201,073
Celgene Corp., 3.25%, 8/15/22	5,180,000	5,237,762
Celgene Corp., 3.875%, 8/15/25	7,450,000	7,654,725
Gilead Sciences, Inc., 4.40%, 12/1/21	6,230,000	6,477,859
Gilead Sciences, Inc., 3.65%, 3/1/26	9,510,000	9,714,871
		50,597,629
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	1,800,000	1,851,114
Capital Markets — 1.4%
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	5,710,000	5,697,653
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	8,120,000	8,025,871
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/25	3,000,000	2,964,201
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/29	3,600,000	3,571,931
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	1,850,000	1,697,314
Morgan Stanley, 2.75%, 5/19/22	5,110,000	5,083,116
Morgan Stanley, 5.00%, 11/24/25	2,830,000	3,038,085
Morgan Stanley, MTN, 3.70%, 10/23/24	9,830,000	10,012,756
Morgan Stanley, MTN, 4.00%, 7/23/25	4,700,000	4,844,932

11

	Principal Amount	Value
Morgan Stanley, VRN, 3.97%, 7/22/38	$1,880,000	$1,853,475
		46,789,334
Chemicals — 0.1%
Westlake Chemical Corp., 4.375%, 11/15/47	2,030,000	1,804,635
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	2,170,000	2,219,793
Consumer Finance — 0.4%
Capital One Bank USA N.A., 3.375%, 2/15/23	4,900,000	4,902,486
Capital One Financial Corp., 3.75%, 7/28/26	4,205,000	4,102,942
PNC Bank N.A., 3.80%, 7/25/23	3,100,000	3,192,331
		12,197,759
Containers and Packaging†
International Paper Co., 4.40%, 8/15/47	1,610,000	1,513,094
Diversified Consumer Services — 0.2%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47	1,600,000	1,603,181
CommonSpirit Health, 2.95%, 11/1/22	2,420,000	2,405,674
George Washington University (The), 3.55%, 9/15/46	1,805,000	1,746,270
		5,755,125
Diversified Financial Services — 0.7%
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	6,090,000	6,112,451
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	5,500,000	5,560,352
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)	8,150,000	8,195,386
Voya Financial, Inc., 5.70%, 7/15/43	1,900,000	2,213,273
		22,081,462
Diversified Telecommunication Services — 0.8%
AT&T, Inc., 3.875%, 8/15/21	3,160,000	3,242,543
AT&T, Inc., 3.40%, 5/15/25	3,530,000	3,498,595
AT&T, Inc., 5.25%, 3/1/37	2,000,000	2,111,068
AT&T, Inc., 4.85%, 3/1/39	1,220,000	1,228,623
AT&T, Inc., 5.15%, 11/15/46	2,321,000	2,390,013
Verizon Communications, Inc., 3.38%, 2/15/25	4,000,000	4,059,286
Verizon Communications, Inc., 2.625%, 8/15/26	6,150,000	5,875,551
Verizon Communications, Inc., 5.01%, 8/21/54	3,350,000	3,595,698
		26,001,377
Electric Utilities — 0.7%
AEP Transmission Co. LLC, 3.75%, 12/1/47	1,020,000	1,006,443
American Electric Power Co., Inc., 3.20%, 11/13/27	2,050,000	2,010,301
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,729,225
Duke Energy Florida LLC, 6.35%, 9/15/37	307,000	407,875
Duke Energy Florida LLC, 3.85%, 11/15/42	2,070,000	2,080,249
Duke Energy Progress LLC, 4.15%, 12/1/44	1,100,000	1,149,355
Duke Energy Progress LLC, 3.70%, 10/15/46	2,280,000	2,233,581
Exelon Corp., 5.15%, 12/1/20	1,700,000	1,753,275
Exelon Corp., 4.45%, 4/15/46	1,842,000	1,904,587
FirstEnergy Corp., 4.25%, 3/15/23	1,810,000	1,889,905
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	3,340,000	3,269,025
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	1,570,000	1,477,916

12

	Principal Amount	Value
Xcel Energy, Inc., 3.35%, 12/1/26	$780,000	$782,187
		22,693,924
Energy Equipment and Services — 0.1%
Halliburton Co., 3.80%, 11/15/25	1,800,000	1,842,570
Halliburton Co., 4.85%, 11/15/35	2,030,000	2,133,631
		3,976,201
Entertainment — 0.3%
Viacom, Inc., 3.125%, 6/15/22	1,690,000	1,687,479
Viacom, Inc., 4.25%, 9/1/23	2,100,000	2,185,277
Viacom, Inc., 4.375%, 3/15/43	2,230,000	2,005,099
Walt Disney Co. (The), 6.90%, 8/15/39(1)	2,680,000	3,790,942
Walt Disney Co. (The), 4.75%, 9/15/44(1)	1,000,000	1,149,846
		10,818,643
Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp., 5.05%, 9/1/20	2,000,000	2,061,496
American Tower Corp., 3.375%, 10/15/26	1,330,000	1,298,541
Boston Properties LP, 3.65%, 2/1/26	4,900,000	4,929,591
Crown Castle International Corp., 5.25%, 1/15/23	3,240,000	3,482,339
Essex Portfolio LP, 3.625%, 8/15/22	3,120,000	3,176,554
Essex Portfolio LP, 3.25%, 5/1/23	1,712,000	1,712,191
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	1,860,000	2,004,057
Hospitality Properties Trust, 4.65%, 3/15/24	1,870,000	1,907,464
Kilroy Realty LP, 3.80%, 1/15/23	3,380,000	3,437,589
Kimco Realty Corp., 2.80%, 10/1/26	3,910,000	3,685,614
Ventas Realty LP, 4.125%, 1/15/26	2,600,000	2,673,292
VEREIT Operating Partnership LP, 4.125%, 6/1/21	4,538,000	4,615,849
		34,984,577
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.30%, 1/15/21	1,235,000	1,242,784
Kroger Co. (The), 3.875%, 10/15/46	2,080,000	1,736,937
Walmart, Inc., 4.05%, 6/29/48	1,940,000	2,071,695
		5,051,416
Gas Utilities — 0.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	2,950,000	3,066,170
Enterprise Products Operating LLC, 4.85%, 3/15/44	5,480,000	5,835,907
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	3,440,000	3,464,193
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	8,040,000	8,848,362
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	3,750,000	3,768,822
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	1,390,000	1,370,888
		26,354,342
Health Care Equipment and Supplies — 0.4%
Becton Dickinson and Co., 3.73%, 12/15/24	4,671,000	4,747,943
Medtronic, Inc., 3.50%, 3/15/25	4,590,000	4,744,263
Medtronic, Inc., 4.375%, 3/15/35	3,010,000	3,293,303
		12,785,509

13

	Principal Amount	Value
Health Care Providers and Services — 1.1%
Aetna, Inc., 2.75%, 11/15/22	$1,540,000	$1,520,828
Anthem, Inc., 3.65%, 12/1/27	2,800,000	2,798,481
Anthem, Inc., 4.65%, 1/15/43	1,625,000	1,686,043
CVS Health Corp., 3.50%, 7/20/22	5,400,000	5,473,579
CVS Health Corp., 4.30%, 3/25/28	3,810,000	3,867,584
CVS Health Corp., 4.78%, 3/25/38	1,480,000	1,469,950
Duke University Health System, Inc., 3.92%, 6/1/47	3,085,000	3,197,118
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	1,860,000	1,889,817
Kaiser Foundation Hospitals, 4.15%, 5/1/47	1,570,000	1,663,556
Northwell Healthcare, Inc., 4.26%, 11/1/47	2,180,000	2,206,389
Stanford Health Care, 3.80%, 11/15/48	1,760,000	1,774,705
UnitedHealth Group, Inc., 2.875%, 3/15/22	4,060,000	4,087,030
UnitedHealth Group, Inc., 3.75%, 7/15/25	2,000,000	2,090,959
Universal Health Services, Inc., 4.75%, 8/1/22(1)	3,700,000	3,741,625
		37,467,664
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 4.70%, 12/9/35	2,270,000	2,442,155
Household Durables — 0.4%
D.R. Horton, Inc., 2.55%, 12/1/20	2,420,000	2,405,367
Lennar Corp., 4.75%, 4/1/21	3,290,000	3,359,912
Lennar Corp., 4.75%, 11/29/27	680,000	682,868
Toll Brothers Finance Corp., 6.75%, 11/1/19	2,620,000	2,685,369
Toll Brothers Finance Corp., 4.35%, 2/15/28	3,620,000	3,402,800
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,460,000	1,465,475
		14,001,791
Insurance — 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	6,670,000	6,675,671
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	6,320,000	6,561,559
American International Group, Inc., 4.125%, 2/15/24	7,680,000	7,934,254
American International Group, Inc., 4.50%, 7/16/44	550,000	528,447
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,030,000	2,065,257
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	1,620,000	1,684,256
Chubb INA Holdings, Inc., 3.15%, 3/15/25	1,700,000	1,717,415
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	1,190,000	1,422,224
Markel Corp., 4.90%, 7/1/22	3,120,000	3,294,719
MetLife, Inc., 4.875%, 11/13/43	1,075,000	1,201,391
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	2,220,000	2,237,424
Prudential Financial, Inc., 3.94%, 12/7/49	3,500,000	3,389,894
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	975,000	1,165,404
WR Berkley Corp., 4.625%, 3/15/22	1,875,000	1,959,801
		41,837,716
Internet and Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	3,900,000	3,896,092
Alibaba Group Holding Ltd., 3.60%, 11/28/24	5,000,000	5,130,794
		9,026,886

14

	Principal Amount	Value
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	$3,050,000	$2,927,281
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	2,157,000	2,186,403
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	2,000,000	1,930,865
		4,117,268
Media — 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	9,730,000	10,269,186
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	2,780,000	3,123,528
Comcast Corp., 6.40%, 5/15/38	2,270,000	2,916,183
Comcast Corp., 4.60%, 10/15/38	4,280,000	4,596,396
Comcast Corp., 4.75%, 3/1/44	4,540,000	4,937,166
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)	600,000	582,750
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	2,370,000	2,420,212
TEGNA, Inc., 5.125%, 7/15/20	4,450,000	4,466,688
Warner Media LLC, 2.95%, 7/15/26	3,500,000	3,318,576
		36,630,685
Metals and Mining — 0.1%
Steel Dynamics, Inc., 4.125%, 9/15/25	3,160,000	3,104,700
Multi-Utilities — 1.0%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	3,900,000	3,999,292
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	2,700,000	2,590,082
CenterPoint Energy, Inc., 4.25%, 11/1/28	2,500,000	2,594,104
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	1,530,000	1,523,774
Dominion Energy, Inc., 4.90%, 8/1/41	2,920,000	3,121,691
Exelon Generation Co. LLC, 5.60%, 6/15/42	710,000	748,786
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)	1,570,000	1,610,567
MidAmerican Energy Co., 4.40%, 10/15/44	2,100,000	2,299,463
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	1,860,000	1,874,170
NiSource, Inc., 5.65%, 2/1/45	2,080,000	2,424,298
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,758,977
Sempra Energy, 2.875%, 10/1/22	1,820,000	1,795,120
Sempra Energy, 3.25%, 6/15/27	1,700,000	1,629,481
Sempra Energy, 4.00%, 2/1/48	1,500,000	1,371,063
Southwestern Public Service Co., 3.70%, 8/15/47	1,880,000	1,821,781
		31,162,649
Oil, Gas and Consumable Fuels — 3.4%
Antero Resources Corp., 5.00%, 3/1/25	1,150,000	1,137,063
Cimarex Energy Co., 4.375%, 6/1/24	2,480,000	2,579,308
CNOOC Finance Ltd., 4.25%, 1/26/21	4,975,000	5,082,002
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	2,000,000	2,093,278
Concho Resources, Inc., 4.375%, 1/15/25	3,210,000	3,302,272
Continental Resources, Inc., 4.375%, 1/15/28	4,730,000	4,872,747
Ecopetrol SA, 5.875%, 5/28/45	1,220,000	1,268,800
Encana Corp., 6.50%, 2/1/38	3,450,000	4,058,963
Energy Transfer Operating LP, 7.50%, 10/15/20	2,120,000	2,257,938

15

	Principal Amount	Value
Energy Transfer Operating LP, 4.25%, 3/15/23	$4,740,000	$4,872,542
Energy Transfer Operating LP, 5.25%, 4/15/29	3,200,000	3,439,943
Energy Transfer Operating LP, 4.90%, 3/15/35	3,470,000	3,307,564
Energy Transfer Operating LP, 6.50%, 2/1/42	880,000	980,496
Energy Transfer Operating LP, 6.00%, 6/15/48	1,050,000	1,137,072
Hess Corp., 6.00%, 1/15/40	1,590,000	1,660,843
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	3,040,000	3,142,909
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	4,250,000	4,995,029
Kinder Morgan, Inc., 5.55%, 6/1/45	1,160,000	1,271,354
Marathon Oil Corp., 3.85%, 6/1/25	3,390,000	3,437,274
MPLX LP, 4.875%, 6/1/25	3,800,000	4,051,409
MPLX LP, 4.50%, 4/15/38	2,130,000	2,031,256
MPLX LP, 5.20%, 3/1/47	1,480,000	1,506,686
Newfield Exploration Co., 5.75%, 1/30/22	3,450,000	3,686,245
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,131,387
Petroleos Mexicanos, 6.00%, 3/5/20	2,291,000	2,346,442
Petroleos Mexicanos, 4.875%, 1/24/22	2,160,000	2,183,782
Petroleos Mexicanos, 4.625%, 9/21/23	4,200,000	4,147,542
Petroleos Mexicanos, 6.50%, 3/13/27	3,800,000	3,825,498
Petroleos Mexicanos, 6.625%, 6/15/35	1,000,000	947,500
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	1,597,534
Petroleos Mexicanos, 5.50%, 6/27/44	700,000	574,000
Petroleos Mexicanos, 6.35%, 2/12/48	1,200,000	1,063,980
Petronas Capital Ltd., 5.25%, 8/12/19	6,254,000	6,316,615
Phillips 66, 4.30%, 4/1/22	2,670,000	2,787,143
Shell International Finance BV, 2.375%, 8/21/22	3,100,000	3,081,481
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,742,748
Sinopec Group Overseas Development Ltd., 1.75%, 9/29/19	2,600,000	2,587,780
Williams Cos., Inc. (The), 4.125%, 11/15/20	5,003,000	5,084,511
Williams Cos., Inc. (The), 4.55%, 6/24/24	3,330,000	3,518,842
		110,109,778
Pharmaceuticals — 0.4%
Allergan Finance LLC, 3.25%, 10/1/22	6,880,000	6,887,921
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	4,785,000	4,732,592
		11,620,513
Road and Rail — 0.6%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	3,310,000	3,351,595
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	3,850,000	4,414,655
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,070,000	1,117,179
CSX Corp., 3.40%, 8/1/24	2,840,000	2,896,388
CSX Corp., 3.25%, 6/1/27	3,490,000	3,451,239
Union Pacific Corp., 3.60%, 9/15/37	1,730,000	1,661,161
Union Pacific Corp., 4.75%, 9/15/41	2,480,000	2,687,211
Union Pacific Corp., 4.05%, 11/15/45	1,600,000	1,562,250
		21,141,678
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	3,950,000	4,015,689

16

	Principal Amount	Value
Software — 0.6%
Microsoft Corp., 2.70%, 2/12/25	$9,320,000	$9,336,162
Microsoft Corp., 3.45%, 8/8/36	2,140,000	2,153,880
Microsoft Corp., 4.25%, 2/6/47	3,060,000	3,422,853
Oracle Corp., 3.625%, 7/15/23	3,070,000	3,188,458
		18,101,353
Specialty Retail — 0.4%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	3,750,000	3,703,125
Home Depot, Inc. (The), 3.75%, 2/15/24	3,000,000	3,153,496
Home Depot, Inc. (The), 3.00%, 4/1/26	2,560,000	2,575,691
Home Depot, Inc. (The), 3.90%, 6/15/47	2,750,000	2,791,410
United Rentals North America, Inc., 4.625%, 7/15/23	1,920,000	1,957,200
		14,180,922
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc., 2.50%, 2/9/25	7,550,000	7,424,792
Apple, Inc., 2.45%, 8/4/26	3,780,000	3,655,372
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	6,950,000	7,481,769
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	3,320,000	3,386,071
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	2,230,000	2,251,580
		24,199,584
Trading Companies and Distributors — 0.1%
International Lease Finance Corp., 5.875%, 8/15/22	1,670,000	1,802,038
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	2,230,000	2,249,214
TOTAL CORPORATE BONDS (Cost $903,400,677)		915,647,744
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 23.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.7%
FHLMC, VRN, 4.58%, (1-year H15T1Y plus 2.25%), 4/1/37	404,698	425,392
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.85%), 6/1/38	970,229	1,020,653
FHLMC, VRN, 4.63%, (12-month LIBOR plus 1.88%), 7/1/40	726,163	760,671
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	1,211,835	1,255,532
FHLMC, VRN, 3.81%, (12-month LIBOR plus 1.78%), 2/1/41	1,009,212	1,038,269
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	291,311	304,288
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41	2,096,594	2,147,970
FHLMC, VRN, 4.08%, (12-month LIBOR plus 1.87%), 7/1/41	1,290,028	1,338,827
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	6,797,709	6,782,133
FHLMC, VRN, 4.06%, (12-month LIBOR plus 1.63%), 5/1/43	624,813	643,195
FHLMC, VRN, 4.25%, (12-month LIBOR plus 1.62%), 6/1/43	303,280	313,517
FHLMC, VRN, 4.27%, (12-month LIBOR plus 1.65%), 6/1/43	709,063	733,511
FHLMC, VRN, 3.18%, (12-month LIBOR plus 1.62%), 6/1/44	2,002,055	2,030,171
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.57%), 10/1/44	3,754,263	3,828,237
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46	3,174,902	3,172,585
FNMA, VRN, 4.70%, (12-month LIBOR plus 1.71%), 12/1/37	298,064	312,626
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	349,891	368,159
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40	1,575,553	1,627,178
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.77%), 10/1/40	2,189,330	2,260,840
FNMA, VRN, 4.50%, (12-month LIBOR plus 1.75%), 8/1/41	786,379	819,322
17

	Principal Amount	Value
FNMA, VRN, 3.32%, (12-month LIBOR plus 1.82%), 9/1/41	$823,527	$839,209
FNMA, VRN, 4.56%, (12-month LIBOR plus 1.56%), 3/1/43	596,924	616,005
FNMA, VRN, 2.82%, (12-month LIBOR plus 1.58%), 1/1/45	4,323,611	4,447,593
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	8,566,814	8,601,429
FNMA, VRN, 3.26%, (12-month LIBOR plus 1.62%), 5/1/47	9,994,201	10,165,024
		55,852,336
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.7%
FHLMC, 5.00%, 1/1/21	224,821	228,578
FHLMC, 5.00%, 4/1/21	46,125	46,938
FHLMC, 7.00%, 9/1/27	1,538	1,713
FHLMC, 6.50%, 1/1/28	2,431	2,693
FHLMC, 7.00%, 2/1/28	409	447
FHLMC, 6.50%, 3/1/29	15,489	17,218
FHLMC, 6.50%, 6/1/29	16,286	18,045
FHLMC, 7.00%, 8/1/29	1,636	1,762
FHLMC, 5.00%, 4/1/31	2,178,159	2,314,345
FHLMC, 5.00%, 5/1/31	3,062,592	3,254,070
FHLMC, 6.50%, 5/1/31	12,686	14,054
FHLMC, 6.50%, 6/1/31	586	649
FHLMC, 6.50%, 6/1/31	1,420	1,573
FHLMC, 5.50%, 12/1/33	203,854	225,803
FHLMC, 6.00%, 9/1/35	2,945,206	3,249,216
FHLMC, 5.50%, 12/1/37	187,973	205,455
FHLMC, 5.50%, 1/1/38	356,640	392,280
FHLMC, 6.00%, 2/1/38	1,553,274	1,713,494
FHLMC, 5.50%, 4/1/38	479,974	526,452
FHLMC, 6.00%, 8/1/38	121,827	134,034
FHLMC, 3.00%, 2/1/43	15,675,430	15,695,694
FNMA, 3.50%, TBA(2)	31,500,000	31,939,278
FNMA, 4.50%, 5/1/19	666	678
FNMA, 6.50%, 1/1/26	11,512	12,722
FNMA, 7.00%, 12/1/27	2,726	2,927
FNMA, 7.50%, 4/1/28	16,594	18,004
FNMA, 7.00%, 5/1/28	15,600	15,944
FNMA, 7.00%, 6/1/28	267	271
FNMA, 6.50%, 1/1/29	2,521	2,827
FNMA, 6.50%, 4/1/29	10,474	11,575
FNMA, 7.00%, 7/1/29	1,532	1,540
FNMA, 7.50%, 7/1/29	15,738	16,880
FNMA, 7.50%, 9/1/30	5,377	6,324
FNMA, 5.00%, 6/1/31	2,344,971	2,480,888
FNMA, 5.00%, 7/1/31	3,856,455	4,080,314
FNMA, 7.00%, 9/1/31	30,054	32,513
FNMA, 6.50%, 1/1/32	7,953	8,790
FNMA, 6.50%, 8/1/32	36,938	41,766
FNMA, 6.50%, 8/1/32	1,753	1,936
FNMA, 5.50%, 2/1/33	1,704,506	1,849,338

18

	Principal Amount	Value
FNMA, 5.00%, 6/1/33	$1,957,939	$2,107,712
FNMA, 5.50%, 6/1/33	108,083	118,170
FNMA, 5.50%, 7/1/33	637,791	696,008
FNMA, 5.00%, 8/1/33	279,550	300,949
FNMA, 5.50%, 8/1/33	225,148	247,006
FNMA, 5.50%, 9/1/33	340,315	377,178
FNMA, 5.00%, 11/1/33	1,249,785	1,345,568
FNMA, 6.00%, 12/1/33	902,147	995,707
FNMA, 5.50%, 1/1/34	354,420	389,829
FNMA, 5.50%, 2/1/34	1,026,109	1,124,801
FNMA, 5.00%, 3/1/34	728,610	784,363
FNMA, 4.50%, 1/1/35	6,091,766	6,439,905
FNMA, 5.00%, 4/1/35	1,718,446	1,849,601
FNMA, 5.00%, 6/1/35	1,286,129	1,384,432
FNMA, 5.00%, 7/1/35	2,485,870	2,676,084
FNMA, 5.00%, 8/1/35	76,255	82,033
FNMA, 4.50%, 9/1/35	297,159	313,948
FNMA, 5.00%, 10/1/35	579,887	623,594
FNMA, 5.50%, 12/1/35	3,608,040	3,972,403
FNMA, 5.00%, 2/1/36	434,398	469,933
FNMA, 5.50%, 4/1/36	456,813	502,726
FNMA, 5.50%, 5/1/36	913,595	1,005,475
FNMA, 5.50%, 7/1/36	192,920	211,317
FNMA, 5.50%, 2/1/37	116,603	128,273
FNMA, 5.50%, 5/1/37	187,963	206,437
FNMA, 6.00%, 8/1/37	342,279	377,633
FNMA, 6.50%, 8/1/37	157,716	171,963
FNMA, 6.00%, 9/1/37	1,519,424	1,675,720
FNMA, 6.00%, 11/1/37	1,677,011	1,846,406
FNMA, 5.50%, 12/1/37	1,037,273	1,127,181
FNMA, 5.50%, 2/1/38	225,953	248,031
FNMA, 5.50%, 6/1/38	476,624	518,194
FNMA, 6.00%, 9/1/38	128,742	133,174
FNMA, 5.50%, 12/1/38	941,544	1,029,057
FNMA, 5.00%, 1/1/39	641,283	691,618
FNMA, 5.50%, 1/1/39	4,459,138	4,896,519
FNMA, 4.50%, 2/1/39	1,286,220	1,359,698
FNMA, 5.00%, 2/1/39	2,636,699	2,847,816
FNMA, 4.50%, 4/1/39	2,261,416	2,410,004
FNMA, 4.50%, 5/1/39	5,713,073	6,086,127
FNMA, 6.50%, 5/1/39	1,174,642	1,347,368
FNMA, 5.00%, 8/1/39	2,706,878	2,925,894
FNMA, 4.50%, 10/1/39	9,861,148	10,511,159
FNMA, 4.00%, 10/1/40	10,075,643	10,524,625
FNMA, 4.50%, 11/1/40	8,746,592	9,291,096
FNMA, 4.00%, 8/1/41	9,910,308	10,352,827
FNMA, 4.50%, 9/1/41	5,365,090	5,668,408

19

	Principal Amount	Value
FNMA, 3.50%, 10/1/41	$12,033,145	$12,296,718
FNMA, 5.00%, 1/1/42	4,238,226	4,572,073
FNMA, 3.50%, 2/1/42	7,452,231	7,615,312
FNMA, 3.50%, 6/1/42	23,108,914	23,615,090
FNMA, 3.50%, 8/1/42	2,109,517	2,155,729
FNMA, 3.50%, 8/1/42	9,033,832	9,231,734
FNMA, 3.50%, 8/1/43	6,968,586	7,109,745
FNMA, 3.50%, 5/1/45	11,882,904	12,111,021
FNMA, 3.50%, 11/1/45	15,534,209	15,800,011
FNMA, 3.50%, 11/1/45	15,462,210	15,726,779
FNMA, 4.00%, 11/1/45	18,256,451	18,888,920
FNMA, 4.00%, 11/1/45	4,920,270	5,090,557
FNMA, 3.50%, 2/1/46	17,898,992	18,240,809
FNMA, 4.00%, 2/1/46	14,189,212	14,677,788
FNMA, 3.50%, 3/1/46	17,260,730	17,534,654
FNMA, 4.00%, 4/1/46	19,311,624	19,974,993
FNMA, 3.50%, 5/1/46	16,991,061	17,284,404
FNMA, 3.00%, 11/1/46	49,879,174	49,690,099
FNMA, 3.50%, 2/1/47	28,171,938	28,707,270
FNMA, 6.50%, 8/1/47	29,211	31,248
FNMA, 6.50%, 9/1/47	1,785	1,905
FNMA, 6.50%, 9/1/47	19,531	20,802
FNMA, 6.50%, 9/1/47	37,153	39,562
FNMA, 3.00%, 4/1/48	33,245,141	33,185,717
FNMA, 4.00%, 6/1/48	34,797,738	35,899,303
FNMA, 4.50%, 2/1/49	14,966,062	15,633,097
GNMA, 3.00%, TBA	33,000,000	33,161,133
GNMA, 7.00%, 11/15/22	4,524	4,675
GNMA, 7.00%, 4/20/26	1,717	1,904
GNMA, 7.50%, 8/15/26	3,518	3,885
GNMA, 8.00%, 8/15/26	1,523	1,646
GNMA, 7.50%, 5/15/27	3,327	3,444
GNMA, 8.00%, 6/15/27	8,695	8,824
GNMA, 7.50%, 11/15/27	1,412	1,429
GNMA, 7.00%, 2/15/28	1,990	1,992
GNMA, 7.50%, 2/15/28	1,540	1,542
GNMA, 6.50%, 3/15/28	4,488	4,927
GNMA, 7.00%, 4/15/28	1,271	1,273
GNMA, 6.50%, 5/15/28	119	131
GNMA, 6.50%, 5/15/28	20,482	22,499
GNMA, 7.00%, 12/15/28	2,307	2,309
GNMA, 7.00%, 5/15/31	18,213	20,797
GNMA, 4.50%, 8/15/33	1,028,897	1,080,701
GNMA, 6.00%, 9/20/38	616,343	681,853
GNMA, 5.50%, 11/15/38	1,526,643	1,654,587
GNMA, 5.50%, 11/15/38	531,148	577,742
GNMA, 6.00%, 1/20/39	186,812	206,188

20

	Principal Amount	Value
GNMA, 5.00%, 3/20/39	$1,325,881	$1,418,971
GNMA, 4.50%, 4/15/39	1,590,309	1,673,893
GNMA, 4.50%, 11/15/39	12,240,479	12,930,917
GNMA, 4.50%, 1/15/40	894,059	941,228
GNMA, 4.00%, 7/15/40	1,905,992	1,981,525
GNMA, 4.00%, 11/20/40	16,655,706	17,357,529
GNMA, 4.50%, 12/15/40	3,957,775	4,174,028
GNMA, 4.50%, 7/20/41	6,211,506	6,542,386
GNMA, 3.50%, 6/20/42	6,028,838	6,189,718
GNMA, 3.50%, 7/20/42	9,234,240	9,472,098
GNMA, 2.50%, 7/20/46	19,696,742	19,305,192
GNMA, 2.50%, 8/20/46	12,126,946	11,885,777
GNMA, 2.50%, 2/20/47	12,868,912	12,612,898
		702,027,979
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $759,057,663)		757,880,315
U.S. TREASURY SECURITIES — 21.9%
U.S. Treasury Bills, 2.54%, 1/30/20(5)	15,000,000	14,705,246
U.S. Treasury Bills, 2.52%, 2/27/20(5)	80,000,000	78,286,757
U.S. Treasury Bonds, 4.375%, 11/15/39	4,550,000	5,794,141
U.S. Treasury Bonds, 4.625%, 2/15/40	6,950,000	9,144,272
U.S. Treasury Bonds, 4.375%, 5/15/41	6,500,000	8,308,701
U.S. Treasury Bonds, 3.125%, 11/15/41	21,000,000	22,392,891
U.S. Treasury Bonds, 3.125%, 2/15/42	25,000,000	26,633,301
U.S. Treasury Bonds, 3.00%, 5/15/42	25,000,000	26,070,801
U.S. Treasury Bonds, 2.75%, 11/15/42	9,500,000	9,476,064
U.S. Treasury Bonds, 2.875%, 5/15/43	8,500,000	8,651,406
U.S. Treasury Bonds, 2.50%, 2/15/45	22,000,000	20,809,336
U.S. Treasury Bonds, 3.00%, 5/15/45	9,000,000	9,359,473
U.S. Treasury Bonds, 3.00%, 11/15/45	2,300,000	2,393,078
U.S. Treasury Bonds, 3.375%, 11/15/48	45,000,000	50,207,520
U.S. Treasury Notes, 1.50%, 5/31/20(3)	15,000,000	14,848,535
U.S. Treasury Notes, 2.25%, 2/15/21	40,000,000	39,969,531
U.S. Treasury Notes, 2.625%, 5/15/21	20,000,000	20,146,875
U.S. Treasury Notes, 1.125%, 8/31/21(3)	16,000,000	15,580,625
U.S. Treasury Notes, 2.75%, 9/15/21	70,000,000	70,849,024
U.S. Treasury Notes, 2.625%, 12/15/21	40,000,000	40,419,531
U.S. Treasury Notes, 1.875%, 1/31/22	55,000,000	54,469,336
U.S. Treasury Notes, 2.375%, 3/15/22	45,600,000	45,818,203
U.S. Treasury Notes, 2.00%, 11/30/22	30,000,000	29,770,313
U.S. Treasury Notes, 2.375%, 2/29/24	18,000,000	18,129,375
U.S. Treasury Notes, 2.125%, 11/30/24	15,000,000	14,884,277
U.S. Treasury Notes, 3.125%, 11/15/28	49,000,000	52,038,574
TOTAL U.S. TREASURY SECURITIES (Cost $689,024,941)		709,157,186
ASSET-BACKED SECURITIES — 8.0%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 3.31%, (1-month LIBOR plus 0.83%), 5/25/34	9,491,513	9,482,126

21

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	$6,356,086	$6,309,120
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(1)	6,951,378	6,957,708
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	12,786,431	13,082,145
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	720,771	718,964
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	2,512,881	2,487,914
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 3.33%, (1-month LIBOR plus 0.85%), 12/17/36(1)	22,768,482	22,703,844
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 3/17/37(1)	30,764,029	30,398,322
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 3.56%, (1-month LIBOR plus 1.08%), 6/17/37(1)	21,275,000	21,143,916
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 3.48%, (1-month LIBOR plus 1.00%), 7/17/37(1)	27,176,528	27,171,137
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	2,007,248	1,992,160
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	3,493,281	3,454,602
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	2,474,165	2,449,413
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	4,359,960	4,286,244
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	12,387,188	12,160,442
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(1)	13,300,201	13,499,835
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.88%, (1-month LIBOR plus 1.40%), 1/17/34(1)	8,301,812	8,327,894
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	11,975,000	11,995,621
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(1)	10,000,000	10,295,410
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	5,470,235	5,431,535
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	1,487,494	1,481,239
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	3,796,812	3,791,598
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(1)	4,013,450	4,031,692
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(1)	3,221,248	3,192,491
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	3,678,844	3,648,752
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	2,355,463	2,391,914
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	8,218,560	8,131,355
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	7,623,266	7,492,543
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	10,759,065	10,915,887
TOTAL ASSET-BACKED SECURITIES (Cost $259,615,953)		259,425,823

22

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.3%
Private Sponsor Collateralized Mortgage Obligations — 4.6%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.33%, 3/25/35	$1,994,139	$2,020,841
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 3/25/46(1)	6,621,532	6,617,414
Agate Bay Mortgage Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(1)	6,940,512	6,966,560
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 6/25/34	1,262,073	1,263,843
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	1,726,289	1,748,232
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.23%, 11/25/34	1,687,302	1,648,800
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	766,091	806,144
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.45%, 8/25/34	1,868,493	1,827,836
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.43%, 8/25/34	5,332,747	5,315,665
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	689,235	699,631
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	1,257,258	1,281,170
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	527,665	534,553
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	62,035	60,448
Credit Suisse First Boston Mortgage-Backed Trust, Series 2004-AR6, Class 2A1, VRN, 4.21%, 10/25/34	380,407	382,309
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.37%, 10/25/34	3,675,237	3,652,540
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 8/25/35	1,257,046	1,267,907
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.84%, 6/25/34	1,065,498	1,057,141
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.44%, 5/25/34	1,858,790	1,905,602
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.02%, 1/25/35	2,301,568	2,281,692
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	4,483,158	4,584,991
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 4.39%, 9/25/35	3,661,475	3,712,543
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.41%, 9/25/35	1,503,370	1,524,016
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.33%, 7/25/35	759,144	765,208
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.13%, 7/25/35	1,645,694	1,646,842
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	1,652,753	1,604,518
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.69%, 4/25/35	1,140,244	1,158,964
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(1)	1,418,390	1,397,522

23

	Principal Amount	Value
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(1)	$6,250,482	$6,284,513
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.47%, 11/21/34	882,745	911,149
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.36%, 11/25/35	2,066,042	2,057,001
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.45%, 2/25/35	1,874,356	1,904,284
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 4.45%, 2/25/35	937,178	971,635
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(1)	4,282,960	4,374,950
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	4,157,391	4,266,538
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.99%, (1-month LIBOR plus 1.50%), 6/25/57(1)	4,145,473	4,221,070
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	8,901,648	9,072,029
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	6,881,275	6,962,712
Sequoia Mortgage Trust, Series 2018-7, Class A4, VRN, 4.00%, 9/25/48(1)	4,595,513	4,688,844
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	3,615,493	3,671,885
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(1)	4,403,313	4,303,934
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.47%, 7/25/34	2,444,092	2,463,067
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.23%, (1-month LIBOR plus 0.74%), 9/25/44	4,212,129	4,159,899
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	449,640	450,926
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.47%, 3/25/35	2,494,268	2,462,689
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	495,148	515,911
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-DD, Class 2A6, VRN, 5.01%, 1/25/35	1,101,744	1,143,352
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 4.44%, 6/25/34	2,237,362	2,296,265
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.62%, 9/25/34	1,345,276	1,385,588
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.98%, 12/25/34	1,903,515	1,947,164
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	1,080,069	1,094,396
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	1,003,953	1,027,755
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.73%, 6/25/35	2,270,989	2,405,985
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 4.88%, 6/25/35	1,403,208	1,445,816
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, SEQ, VRN, 2.79%, (1-month LIBOR plus 0.30%), 5/25/35	3,689,764	3,533,072
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.44%, 5/25/35	1,122,112	1,155,171
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,616,465	1,608,857

24

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	$1,543,080	$1,526,577
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	623,089	616,414
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 10/25/36	483,628	478,894
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	655,614	653,637
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	394,489	401,101
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	437,109	434,798
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	1,228,618	1,185,346
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	1,155,550	1,217,442
		147,033,598
U.S. Government Agency Collateralized Mortgage Obligations — 0.7%
FHLMC, Series 3397, Class GF, VRN, 2.98%, (1-month LIBOR plus 0.50%), 12/15/37	946,955	948,944
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	35	35
FNMA, Series 2014-C02, Class 1M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	5,535,000	5,807,466
FNMA, Series 2014-C02, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	6,759,766	7,021,668
FNMA, Series 2016-C04, Class 1M1, VRN, 3.94%, (1-month LIBOR plus 1.45%), 1/25/29	2,595,668	2,605,926
FNMA, Series 2016-C05, Class 2M1, VRN, 3.84%, (1-month LIBOR plus 1.35%), 1/25/29	601,048	601,620
FNMA, Series 2017-C03, Class 1M1, VRN, 3.44%, (1-month LIBOR plus 0.95%), 10/25/29	1,802,838	1,806,642
FNMA, Series 2018-C02, Class 2M1, VRN, 3.14%, (1-month LIBOR plus 0.65%), 8/25/30	2,421,718	2,421,183
GNMA, Series 2007-5, Class FA, VRN, 2.63%, (1-month LIBOR plus 0.14%), 2/20/37	1,910,091	1,899,523
		23,113,007
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $168,643,533)		170,146,605
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	8,525,000	8,615,010
BX Trust, Series 2018-MCSF, Class A, VRN, 3.06%, (1-month LIBOR plus 0.58%), 4/15/35(1)	11,600,000	11,437,797
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	10,691,000	11,302,087
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	10,000,000	10,469,253
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	14,000,000	14,632,260
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	15,000,000	15,110,679
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	5,000,000	5,345,415
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	9,000,000	9,232,861

25

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	$10,000,000	$10,338,284
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	10,000,000	10,210,064
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	10,000,000	9,851,472
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	12,500,000	12,584,370
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	13,170,000	13,197,388
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $141,961,152)		142,326,940
COLLATERALIZED LOAN OBLIGATIONS — 4.1%
ARES LI CLO Ltd., Series 2019-51A, Class B, VRN, 4.35%, (3-month LIBOR plus 1.85%), 4/15/31(1)	9,800,000	9,810,506
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.78%, (3-month LIBOR plus 1.02%), 4/20/31(1)	8,200,000	8,094,687
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class A1RR, VRN, 3.93%, (3-month LIBOR plus 1.14%), 7/15/31(1)	7,500,000	7,434,724
CBAM 2019-9 Ltd., Series 2019-9A, Class A, VRN, 4.01%, (3-month LIBOR plus 1.28%), 2/12/30(1)	13,000,000	12,990,132
CBAM 2019-9 Ltd., Series 2019-9A, Class B1, VRN, 4.63%, (3-month LIBOR plus 1.90%), 2/12/30(1)	7,500,000	7,500,418
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.79%, (3-month LIBOR plus 1.02%), 4/17/31(1)	7,575,000	7,450,452
CIFC Funding 2019-I Ltd., Series 2019-1A, Class B, VRN, 4.43%, (3-month LIBOR plus 1.80%), 4/20/32(1)	12,325,000	12,316,077
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.76%, (3-month LIBOR plus 0.98%), 4/24/31	5,000,000	4,919,176
Dryden 71 CLO Ltd., Series 2018-71A, Class B, VRN, 4.59%, (3-month LIBOR plus 1.90%), 1/15/29(1)	7,525,000	7,537,032
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.88%, (3-month LIBOR plus 1.12%), 7/20/31(1)	6,550,000	6,496,987
KKR CLO Ltd., Series 11, Class AR, VRN, 3.97%, (3-month LIBOR plus 1.18%), 1/15/31(1)	5,650,000	5,607,483
KKR CLO Ltd., Series 22A, Class A, VRN, 3.91%, (3-month LIBOR plus 1.15%), 7/20/31(1)	7,175,000	7,121,640
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.98%, (1-month LIBOR plus 1.50%), 5/15/28(1)	5,000,000	5,006,235
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.71%, (3-month LIBOR plus 0.95%), 4/19/30(1)	7,150,000	7,096,736
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.77%, (3-month LIBOR plus 0.98%), 4/15/31(1)	4,555,000	4,503,708
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.93%, (3-month LIBOR plus 1.15%), 4/18/31(1)	7,500,000	7,428,104
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.83%, (3-month LIBOR plus 1.07%), 10/20/28(1)	4,250,000	4,244,232
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.74%, (3-month LIBOR plus 0.97%), 4/25/31(1)	4,420,000	4,346,796
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.93%, (3-month LIBOR plus 1.15%), 10/18/31(1)	4,400,000	4,361,776
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $135,043,740)		134,266,901
MUNICIPAL SECURITIES — 1.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	2,189,000	3,047,176
Houston GO, 3.96%, 3/1/47	1,615,000	1,660,656

26

	Principal Amount	Value
Los Angeles Community College District GO, 6.75%, 8/1/49	$1,000,000	$1,513,860
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,235,000	1,669,362
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	1,070,000	1,460,871
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	1,180,000	1,774,519
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	2,330,000	2,650,794
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,385,000	1,795,860
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	1,750,000	2,115,313
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	2,715,000	3,371,188
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	2,385,000	3,071,665
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	1,000,000	1,335,960
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	1,000,000	1,103,610
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	2,375,000	3,002,950
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,145,000	1,145,126
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	2,990,000	3,584,412
State of California GO, 6.65%, 3/1/22	1,660,000	1,827,278
State of California GO, 4.60%, 4/1/38	1,000,000	1,066,140
State of California GO, 7.55%, 4/1/39	2,000,000	3,041,140
State of California GO, 7.30%, 10/1/39	2,005,000	2,904,583
State of Illinois GO, 5.10%, 6/1/33	3,462,000	3,404,566
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	1,665,000	1,873,741
University of California Rev., 5.95%, 5/15/45	1,630,000	2,121,706
TOTAL MUNICIPAL SECURITIES (Cost $42,169,189)		50,542,476
BANK LOAN OBLIGATIONS(4) — 1.2%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	3,940,000	3,899,359
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	4,600,000	4,581,140
		8,480,499
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	824,197	818,341
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	2,662,994	2,644,073
		3,462,414
Health Care Providers and Services — 0.3%
DaVita, Inc., Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 6/24/21	4,476,501	4,480,016
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	5,487,031	5,487,497
		9,967,513
Hotels, Restaurants and Leisure — 0.3%
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	4,373,522	4,368,405
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	5,123,784	5,062,043
		9,430,448

27

	Principal Amount	Value
Media — 0.1%
Charter Communications Operating, LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 4/30/25	$3,979,849	$3,958,218
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 9/7/23	1,615,608	1,599,323
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	3,084,386	3,008,556
		4,607,879
TOTAL BANK LOAN OBLIGATIONS (Cost $40,293,144)		39,906,971
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.7%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	1,180,000	1,201,535
Chile Government International Bond, 3.625%, 10/30/42	1,200,000	1,200,540
		2,402,075
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	1,810,000	1,862,943
Colombia Government International Bond, 6.125%, 1/18/41	1,200,000	1,420,812
		3,283,755
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	1,700,000	2,227,000
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	680,000	918,850
Peruvian Government International Bond, 5.625%, 11/18/50	1,640,000	2,108,220
		3,027,070
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	3,170,000	3,237,283
Philippine Government International Bond, 6.375%, 10/23/34	1,840,000	2,457,340
		5,694,623
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,290,000	1,299,778
Republic of Poland Government International Bond, 5.125%, 4/21/21	1,400,000	1,468,936
		2,768,714
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	980,000	1,035,493
Uruguay Government International Bond, 4.125%, 11/20/45	1,030,000	1,009,400
		2,044,893
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $20,225,886)		21,448,130
U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
FNMA, 6.625%, 11/15/30 (Cost $11,074,686)	8,900,000	12,281,197
TEMPORARY CASH INVESTMENTS — 1.3%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(1)(5)	26,452,000	26,446,489

28

	Principal Amount	Value
Societe Generale SA, 2.50%, 4/1/19(1)(5)	$15,000,000	$14,996,992
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $541,704), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $530,987)		530,883
TOTAL TEMPORARY CASH INVESTMENTS (Cost $41,982,883)		41,974,364
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $3,212,493,447)		3,255,004,652
OTHER ASSETS AND LIABILITIES — (0.6)%		(20,715,565)
TOTAL NET ASSETS — 100.0%		$3,234,289,087

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	647	June 2019	$64,700,000	$80,369,531	$508,466
U.S. Treasury 10-Year Ultra Notes	351	June 2019	$35,100,000	46,606,219	531,867
U.S. Treasury 2-Year Notes	1,383	June 2019	$276,600,000	294,708,656	834,366
U.S. Treasury 5-Year Notes	479	June 2019	$47,900,000	55,481,672	300,297
U.S. Treasury Long Bonds	265	June 2019	$26,500,000	39,658,906	715,716
U.S. Treasury Ultra Bonds	130	June 2019	$13,000,000	21,840,000	690,708
				$538,664,984	$3,581,420

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $563,702,776, which represented 17.4% of total net assets. Of these securities, 1.5% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)	Collateral has been received at the custodian for collateral requirements on forward commitments. At the period end, the aggregate value of securities received was $759,596.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $3,717,463.

(4)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(5)	The rate indicated is the yield to maturity at purchase.
See Notes to Financial Statements.

29

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $3,212,493,447)	$3,255,004,652
Cash	31,553
Foreign currency holdings, at value (cost of $93,527)	96,484
Receivable for investments sold	195,125,908
Receivable for capital shares sold	1,868,485
Interest receivable	18,127,377
3,470,254,459

Liabilities
Payable for investments purchased	230,393,873
Payable for capital shares redeemed	3,118,553
Payable for variation margin on futures contracts	839,867
Accrued management fees	1,561,400
Distribution and service fees payable	51,679
235,965,372

Net Assets	$3,234,289,087

Net Assets Consist of:
Capital paid in	$3,304,700,941
Distributable earnings	(70,411,854)
$3,234,289,087

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,646,933,901	155,154,656	$10.61
I Class	$993,543,081	93,548,186	$10.62
Y Class	$152,412,194	14,350,454	$10.62
A Class	$98,899,362	9,314,261	$10.62*
C Class	$31,480,785	2,967,618	$10.61
R Class	$8,747,647	824,104	$10.61
R5 Class	$419,164	39,474	$10.62
R6 Class	$301,852,953	28,409,518	$10.63
*Maximum offering price $11.12 (net asset value divided by 0.955).

See Notes to Financial Statements.

30

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$164,332,102

Expenses:
Management fees	23,027,362
Distribution and service fees:
A Class	369,332
C Class	393,397
R Class	46,789
Trustees' fees and expenses	344,316
Other expenses	83,077
24,264,273

Net investment income (loss)	140,067,829

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(119,472,299)
Forward foreign currency exchange contract transactions	43,364,024
Futures contract transactions	(21,780,786)
Swap agreement transactions	(123,853)
Foreign currency translation transactions	(2,005,583)
(100,018,497)

Change in net unrealized appreciation (depreciation) on:
Investments	63,167,954
Forward foreign currency exchange contracts	5,896,143
Futures contracts	9,649,613
Swap agreements	(430,955)
Translation of assets and liabilities in foreign currencies	(111,091)
78,171,664

Net realized and unrealized gain (loss)	(21,846,833)

Net Increase (Decrease) in Net Assets Resulting from Operations	$118,220,996

See Notes to Financial Statements.

31

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$140,067,829	$144,994,901
Net realized gain (loss)	(100,018,497)	(22,354,092)
Change in net unrealized appreciation (depreciation)	78,171,664	(59,419,715)
Net increase (decrease) in net assets resulting from operations	118,220,996	63,221,094

Distributions to Shareholders
From earnings:
Investor Class	(45,125,218)	(62,152,148)
I Class	(50,762,670)	(59,845,056)
Y Class	(8,254,043)	(8,862,381)
A Class	(3,199,293)	(5,456,025)
C Class	(572,506)	(665,347)
R Class	(171,380)	(220,384)
R5 Class	(6,073)	(3,899)
R6 Class	(7,061,411)	(7,005,353)
From tax return of capital:
Investor Class	(3,901,075)	—
I Class	(4,940,428)	—
Y Class	(394,094)	—
A Class	(234,667)	—
C Class	(54,444)	—
R Class	(17,350)	—
R5 Class	(1,029)	—
R6 Class	(774,024)	—
Decrease in net assets from distributions	(125,469,705)	(144,210,593)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,947,658,348)	(227,459,489)

Net increase (decrease) in net assets	(2,954,907,057)	(308,448,988)

Net Assets
Beginning of period	6,189,196,144	6,497,645,132
End of period	$3,234,289,087	$6,189,196,144

See Notes to Financial Statements.

32

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

33

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

34

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 21% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.0500% to 0.1100%	0.39%
Y Class		0.0200% to 0.0800%	0.36%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%

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Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $9,472,982,257, of which $8,581,337,105 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $13,119,552,026, of which $10,082,673,640 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	31,325,261	$324,292,830	59,363,301	$637,342,177
Issued in reinvestment of distributions	4,675,136	48,466,228	5,702,664	61,217,549
Redeemed	(141,109,875)	(1,467,307,574)	(75,936,255)	(816,187,082)
	(105,109,478)	(1,094,548,516)	(10,870,290)	(117,627,356)
I Class
Sold	49,180,608	509,555,656	94,988,987	1,020,760,843
Issued in reinvestment of distributions	4,857,472	50,339,677	4,974,661	53,433,785
Redeemed	(178,388,008)	(1,859,706,777)	(144,359,287)	(1,558,436,468)
	(124,349,928)	(1,299,811,444)	(44,395,639)	(484,241,840)
Y Class
Sold	5,869,446	60,949,056	60,619,899	657,926,259
Issued in reinvestment of distributions	827,203	8,594,073	829,133	8,862,381
Redeemed	(49,627,198)	(516,289,263)	(4,168,029)	(44,622,021)
	(42,930,549)	(446,746,134)	57,281,003	622,166,619
A Class
Sold	2,683,206	27,891,724	4,113,616	44,297,328
Issued in reinvestment of distributions	316,082	3,276,539	490,752	5,275,532
Redeemed	(12,333,087)	(127,677,174)	(24,756,091)	(265,973,314)
	(9,333,799)	(96,508,911)	(20,151,723)	(216,400,454)
C Class
Sold	189,966	1,972,112	359,659	3,861,432
Issued in reinvestment of distributions	51,732	536,171	52,305	561,538
Redeemed	(1,865,057)	(19,337,878)	(2,035,896)	(21,887,355)
	(1,623,359)	(16,829,595)	(1,623,932)	(17,464,385)
R Class
Sold	262,652	2,711,815	284,099	3,045,386
Issued in reinvestment of distributions	18,060	187,177	20,364	218,695
Redeemed	(517,869)	(5,367,549)	(583,458)	(6,244,777)
	(237,157)	(2,468,557)	(278,995)	(2,980,696)
R5 Class
Sold	56,075	581,596	19,719	213,345
Issued in reinvestment of distributions	680	7,022	363	3,899
Redeemed	(37,363)	(387,005)	—	—
	19,392	201,613	20,082	217,244
R6 Class
Sold	8,078,618	83,884,165	7,387,159	79,278,161
Issued in reinvestment of distributions	743,782	7,709,361	650,210	6,981,536
Redeemed	(7,958,961)	(82,540,330)	(9,021,848)	(97,388,318)
	863,439	9,053,196	(984,479)	(11,128,621)
Net increase (decrease)	(282,701,439)	$(2,947,658,348)	(21,003,973)	$(227,459,489)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$915,647,744	—
U.S. Government Agency Mortgage-Backed Securities	—	757,880,315	—
U.S. Treasury Securities	—	709,157,186	—
Asset-Backed Securities	—	259,425,823	—
Collateralized Mortgage Obligations	—	170,146,605	—
Commercial Mortgage-Backed Securities	—	142,326,940	—
Collateralized Loan Obligations	—	134,266,901	—
Municipal Securities	—	50,542,476	—
Bank Loan Obligations	—	39,906,971	—
Sovereign Governments and Agencies	—	21,448,130	—
U.S. Government Agency Securities	—	12,281,197	—
Temporary Cash Investments	—	41,974,364	—
	—	$3,255,004,652	—
Other Financial Instruments
Futures Contracts	$3,581,420	—	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $77,000,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $582,081,144.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $435,504,688 futures contracts purchased and $585,829,300 futures contracts sold.

39

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $152,550,095.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $195,650,000.

Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$839,867

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,241,402	Change in net unrealized appreciation (depreciation) on swap agreements	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	43,364,024	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$5,896,143
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(21,780,786)	Change in net unrealized appreciation (depreciation) on futures contracts	9,649,613
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(3,151,217)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,785,962	Change in net unrealized appreciation (depreciation) on swap agreements	(430,955)
		$21,459,385		$15,114,801
8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$115,152,594	$144,210,593
Long-term capital gains	—	—
Tax return of capital	$10,317,111	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

41

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,213,001,903
Gross tax appreciation of investments	$62,770,997
Gross tax depreciation of investments	(20,768,248)
Net tax appreciation (depreciation) of investments	42,002,749
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,957
Net tax appreciation (depreciation)	$42,005,706
Other book-to-tax adjustments	$(88,031)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(49,396,574)
Accumulated long-term capital losses	$(60,384,677)
Late-year ordinary loss deferral	$(2,548,278)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

42

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.54	0.29	0.03	0.32	(0.23)	—	(0.02)	(0.25)	$10.61	3.15%	0.60%	2.80%	184%	$1,646,934
2018	$10.68	0.23	(0.14)	0.09	(0.23)	—	—	(0.23)	$10.54	0.86%	0.60%	2.19%	179%	$2,742,374
2017	$10.88	0.22	(0.17)	0.05	(0.24)	(0.01)	—	(0.25)	$10.68	0.51%	0.60%	2.02%	133%	$2,895,840
2016	$11.01	0.22	(0.06)	0.16	(0.29)	—	—	(0.29)	$10.88	1.49%	0.60%	2.04%	174%	$2,122,636
2015	$10.69	0.23	0.35	0.58	(0.26)	—	—	(0.26)	$11.01	5.47%	0.60%	2.10%	153%	$2,060,908
I Class
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.43%	0.40%	3.00%	184%	$993,543
2018	$10.68	0.25	(0.13)	0.12	(0.26)	—	—	(0.26)	$10.54	1.06%	0.40%	2.39%	179%	$2,296,395
2017	$10.88	0.24	(0.16)	0.08	(0.27)	(0.01)	—	(0.28)	$10.68	0.71%	0.40%	2.22%	133%	$2,801,686
2016	$11.01	0.24	(0.06)	0.18	(0.31)	—	—	(0.31)	$10.88	1.69%	0.40%	2.24%	174%	$2,240,569
2015	$10.69	0.25	0.35	0.60	(0.28)	—	—	(0.28)	$11.01	5.68%	0.40%	2.30%	153%	$2,626,563
Y Class
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.46%	0.37%	3.03%	184%	$152,412
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.84%	0.37%(4)	2.52%(4)	179%(5)	$603,691

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$10.54	0.27	0.04	0.31	(0.21)	—	(0.02)	(0.23)	$10.62	3.02%	0.85%	2.55%	184%	$98,899
2018	$10.68	0.20	(0.13)	0.07	(0.21)	—	—	(0.21)	$10.54	0.61%	0.85%	1.94%	179%	$196,563
2017	$10.89	0.19	(0.17)	0.02	(0.22)	(0.01)	—	(0.23)	$10.68	0.17%	0.85%	1.77%	133%	$414,571
2016	$11.02	0.19	(0.06)	0.13	(0.26)	—	—	(0.26)	$10.89	1.24%	0.85%	1.79%	174%	$454,565
2015	$10.69	0.20	0.36	0.56	(0.23)	—	—	(0.23)	$11.02	5.30%	0.85%	1.85%	153%	$418,741
C Class
2019	$10.54	0.19	0.04	0.23	(0.14)	—	(0.02)	(0.16)	$10.61	2.24%	1.60%	1.80%	184%	$31,481
2018	$10.68	0.13	(0.14)	(0.01)	(0.13)	—	—	(0.13)	$10.54	(0.14)%	1.60%	1.19%	179%	$48,386
2017	$10.89	0.11	(0.17)	(0.06)	(0.14)	(0.01)	—	(0.15)	$10.68	(0.57)%	1.60%	1.02%	133%	$66,394
2016	$11.01	0.11	(0.05)	0.06	(0.18)	—	—	(0.18)	$10.89	0.57%	1.60%	1.04%	174%	$81,039
2015	$10.69	0.12	0.35	0.47	(0.15)	—	—	(0.15)	$11.01	4.42%	1.60%	1.10%	153%	$83,655
R Class
2019	$10.54	0.24	0.04	0.28	(0.19)	—	(0.02)	(0.21)	$10.61	2.69%	1.10%	2.30%	184%	$8,748
2018	$10.68	0.18	(0.14)	0.04	(0.18)	—	—	(0.18)	$10.54	0.36%	1.10%	1.69%	179%	$11,186
2017	$10.89	0.16	(0.17)	(0.01)	(0.19)	(0.01)	—	(0.20)	$10.68	(0.08)%	1.10%	1.52%	133%	$14,318
2016	$11.02	0.17	(0.07)	0.10	(0.23)	—	—	(0.23)	$10.89	0.98%	1.10%	1.54%	174%	$20,362
2015	$10.70	0.18	0.34	0.52	(0.20)	—	—	(0.20)	$11.02	4.94%	1.10%	1.60%	153%	$21,041
R5 Class
2019	$10.54	0.32	0.03	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.45%	0.40%	3.00%	184%	$419
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.81%	0.40%(4)	2.46%(4)	179%(5)	$212

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$10.54	0.32	0.05	0.37	(0.25)	—	(0.03)	(0.28)	$10.63	3.58%	0.35%	3.05%	184%	$301,853
2018	$10.68	0.26	(0.14)	0.12	(0.26)	—	—	(0.26)	$10.54	1.11%	0.35%	2.44%	179%	$290,390
2017	$10.89	0.24	(0.17)	0.07	(0.27)	(0.01)	—	(0.28)	$10.68	0.67%	0.35%	2.27%	133%	$304,836
2016	$11.01	0.25	(0.06)	0.19	(0.31)	—	—	(0.31)	$10.89	1.83%	0.35%	2.29%	174%	$93,751
2015	$10.69	0.24	0.37	0.61	(0.29)	—	—	(0.29)	$11.01	5.73%	0.35%	2.35%	153%	$96,829

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Diversified Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 1905

Annual Report

March 31, 2019

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Y Class	NPHIX	4.97%	4.24%	5.81%	12/27/12
ICE BofAML U.S. High Yield Constrained Index	—	5.93%	4.70%	5.43%	—
Investor Class	AHIVX	4.65%	—	3.29%	10/2/17
I Class	AHIIX	4.86%	—	3.39%	10/2/17
A Class	AHIAX				10/2/17
No sales charge		4.50%	—	3.03%
With sales charge		-0.16%	—	-0.12%
R5 Class	AHIEX	4.96%	—	3.49%	10/2/17
R6 Class	AHIDX	5.02%	—	3.55%	10/2/17
Y Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the table have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 27, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Y Class — $14,245

ICE BofAML U.S. High Yield Constrained Index — $13,922

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen and David Crall
Performance Summary
High Income returned 4.97%* for the 12-month period ended March 31, 2019. By comparison, the ICE BofAML U.S. High Yield Constrained Index returned 5.93%. Fund returns reflect operating expenses, while index returns do not.
The U.S. high-yield market began the fiscal year on an upbeat note. The U.S. economy was robust, corporate fundamentals were strong, commodity prices were improving and the default environment was benign. These factors provided an ideal setting for credit risk taking. U.S. real gross domestic product hovered near 4% during the second quarter of 2018. At the same time, the U.S. market showed signs of decoupling from global markets, as the U.S. economy continued to grow at a solid pace due to tax reform, deregulation and, to a lesser degree, government spending. For the first half of the fiscal year, lower-quality segments of the market outperformed their higher-quality, more duration-sensitive counterparts, but this trend would ultimately reverse by the end of 2018. Yields on the U.S. 10-year Treasury note began the fiscal year at 2.74% and rose to 3.24% in early November. The U.S. Federal Reserve (Fed) continued to normalize short-term interest rates with four increases of 25 basis points (bps) each in 2018. Rising interest rates provided a modest headwind for fixed-income securities for much of the year.
Market sentiment started to sour in October 2018, beginning with an underwhelming start to the third-quarter earnings season, compounded by negative narratives surrounding U.S.-China trade relations, softening growth in emerging markets and the eurozone, and geopolitical concerns involving Brexit, Italy’s budget, Saudi Arabia and Iran. These concerns, coupled with the lack of clarity about waivers for Iran oil production, led to a precipitous decline in West Texas Intermediate crude oil prices from a peak of $73 to $45 per barrel to end 2018. This had an immediate impact on the high-yield energy sector. Mounting global growth concerns led to a sell-off in risky assets, and the 10-year Treasury yield ended 2018 at 2.69%. Alongside the sharpest decline for the S&P 500 Index since September 2011, the U.S. high-yield market also came under pressure. The average option-adjusted spread (OAS) on high-yield bonds widened more than 200 bps, from 316 bps to 544 bps, over this period. Despite grinding out positive returns for most of 2018, the U.S. high-yield market gave everything back and then some in the final quarter of 2018.
Many of the fears that drove the negative fourth-quarter sentiment quickly dissipated in January. The Fed shifted course at its January policy meeting, with key changes to the post-meeting statement and new balance sheet normalization guidance. The Fed also ruled out returning to a small balance sheet, confirming its intention to continue to control short-term interest rates by paying interest on reserves and maintaining an ample supply of reserves. At its March 2019 meeting, the Fed moved from the pause in rate hikes it signaled in January to essentially preclude the possibility of any rate increases in 2019. The European Central Bank also lowered its growth outlook and pushed back its first interest rate hike. In the first quarter of 2019, markets responded positively to more dovish central bank policies, strong corporate earnings and further progress on U.S.-China trade talks along with an outlook for steady growth.

*All fund returns referenced in this commentary are for Y Class shares. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Security Selection Detracted, Sector Allocation Contributed

Overall, security selection detracted from performance relative to the index. Specifically, our selections within the chemicals, metals and mining (excluding steel), specialty retail, wireless telecommunication and energy exploration and production sectors weighed on results. Our selections in these areas offset the effects of positive security selection among the telecommunication satellite, automobile parts and equipment, integrated electric, pharmaceuticals and consumer/commercial/lease financing sectors.
Meanwhile, sector allocation had an overall positive effect on the portfolio’s relative performance. Specifically, our allocations to the oil field equipment and services (underweight), gaming (overweight), pharmaceuticals (overweight), automobile parts and equipment (underweight) and telecommunication wireline (underweight) sectors aided relative results. Overweight positions in the energy exploration and production sector and underweight positions in the cable and satellite TV and specialty retail sectors detracted from relative performance.
Portfolio Positioning and Market Outlook
We believe U.S. high-yield bonds can perform well in a slow-growth economy coupled with target-level inflation and other supportive influences. Recession fears are slowly fading, as U.S. economic strength holds up against a backdrop of slowing global growth. This factor is alleviating concerns about the credit cycle ending and a potential surge in default rates and/or significant downgrades from investment-grade bonds into the high-yield market. Interest rate risk, a modest headwind for the high-yield market for most of 2018, remains subdued because of the economic slowdown and dovish Fed policy. The default rate is very low on a trailing 12-month basis, and while we expect it to increase modestly in 2019, we still expect defaults to remain below historical averages.

6

Fund Characteristics

MARCH 31, 2019
Types of Investments in Portfolio	% of net assets
Corporate Bonds	87.3%
Bank Loan Obligations	3.6%
Preferred Stocks	1.5%
Convertible Bonds	0.5%
Common Stocks	0.2%
Escrow Interests	—*
Warrants	—*
Rights	—*
Temporary Cash Investments	5.5%
Other Assets and Liabilities	1.4%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.90	$3.91	0.78%
I Class	$1,000	$1,011.50	$3.41	0.68%
Y Class	$1,000	$1,012.00	$2.91	0.58%
A Class	$1,000	$1,009.70	$5.16	1.03%
R5 Class	$1,000	$1,011.90	$2.91	0.58%
R6 Class	$1,000	$1,012.20	$2.66	0.53%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount/Shares	Value
CORPORATE BONDS — 87.3%
Aerospace and Defense — 2.5%
Arconic, Inc., 5.125%, 10/1/24	$550,000	$564,611
Arconic, Inc., 5.90%, 2/1/27	770,000	800,311
Arconic, Inc., 5.95%, 2/1/37	300,000	296,813
Bombardier, Inc., 6.00%, 10/15/22(1)	625,000	633,594
Bombardier, Inc., 6.125%, 1/15/23(1)	350,000	355,687
Bombardier, Inc., 7.50%, 12/1/24(1)	100,000	104,125
Bombardier, Inc., 7.875%, 4/15/27(1)	575,000	593,687
BWX Technologies, Inc., 5.375%, 7/15/26(1)	50,000	51,000
Pioneer Holdings LLC / Pioneer Finance Corp., 9.00%, 11/1/22(1)	100,000	101,750
TransDigm UK Holdings plc, 6.875%, 5/15/26(1)	200,000	199,500
TransDigm, Inc., 6.00%, 7/15/22	1,625,000	1,655,192
TransDigm, Inc., 6.50%, 5/15/25	100,000	101,885
TransDigm, Inc., 6.25%, 3/15/26(1)	300,000	312,000
TransDigm, Inc., 6.375%, 6/15/26	175,000	173,880
TransDigm, Inc., 7.50%, 3/15/27(1)	375,000	384,844
Triumph Group, Inc., 4.875%, 4/1/21	25,000	24,500
Triumph Group, Inc., 7.75%, 8/15/25	150,000	143,625
		6,497,004
Air Freight and Logistics — 0.5%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	1,113,000	1,141,660
XPO Logistics, Inc., 6.125%, 9/1/23(1)	200,000	202,000
		1,343,660
Airlines — 0.4%
Air Canada, 7.75%, 4/15/21(1)	675,000	726,469
American Airlines Group, Inc., 4.625%, 3/1/20(1)	175,000	176,645
United Continental Holdings, Inc., 6.00%, 12/1/20	25,000	25,969
United Continental Holdings, Inc., 4.25%, 10/1/22	50,000	50,203
		979,286
Auto Components — 0.8%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	102,000	104,678
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26(1)	100,000	88,300
Dana, Inc., 6.00%, 9/15/23	375,000	385,781
Delphi Technologies plc, 5.00%, 10/1/25(1)	275,000	242,825
Exide Technologies, 11.00% Cash or 7.00% PIK, 4/30/20 (Acquired 4/30/15 - 12/1/18, Cost $222,336)(2)(8)	225,883	177,318
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 6.25%, 5/15/26(1)(3)	175,000	178,937
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.50%, 5/15/27(1)(3)	525,000	527,625
Tenneco, Inc., 5.375%, 12/15/24	225,000	203,625
Tenneco, Inc., 5.00%, 7/15/26	25,000	20,125

10

	Principal Amount/Shares	Value
Titan International, Inc., 6.50%, 11/30/23	$175,000	$162,094
		2,091,308
Automobiles — 0.4%
Tesla, Inc., 5.30%, 8/15/25(1)	1,100,000	957,000
Banks — 0.3%
Barclays plc, VRN, 8.00%(4)	200,000	204,750
Block Communications, Inc., 6.875%, 2/15/25(1)	100,000	104,125
CIT Group, Inc., 4.125%, 3/9/21	150,000	152,250
CIT Group, Inc., 5.00%, 8/15/22	200,000	208,750
CIT Group, Inc., 5.00%, 8/1/23	25,000	26,281
		696,156
Building Products — 0.5%
American Woodmark Corp., 4.875%, 3/15/26(1)	125,000	122,813
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	355,000	351,006
Griffon Corp., 5.25%, 3/1/22	350,000	345,625
Masonite International Corp., 5.75%, 9/15/26(1)	75,000	76,875
Northwest Hardwoods, Inc., 7.50%, 8/1/21(1)	50,000	31,250
NWH Escrow Corp., 7.50%, 8/1/21(1)	50,000	30,875
PGT Escrow Issuer, Inc., 6.75%, 8/1/26(1)	275,000	286,687
		1,245,131
Capital Markets — 0.6%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	325,000	328,250
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(1)	650,000	682,500
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	100,000	103,500
MSCI, Inc., 5.25%, 11/15/24(1)	425,000	441,915
MSCI, Inc., 4.75%, 8/1/26(1)	100,000	103,000
		1,659,165
Chemicals — 1.4%
Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 2/1/25(1)	200,000	194,000
Blue Cube Spinco LLC, 10.00%, 10/15/25	125,000	143,631
CF Industries, Inc., 7.125%, 5/1/20	449,000	469,766
CF Industries, Inc., 5.375%, 3/15/44	450,000	407,250
Element Solutions, Inc., 5.875%, 12/1/25(1)	225,000	226,654
GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)	50,000	51,125
Hexion, Inc., 10.375%, 2/1/22(1)(7)	175,000	147,438
Hexion, Inc., 13.75%, 2/1/22(1)(7)	200,000	70,000
Hexion, Inc. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20(7)	300,000	76,500
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/22(1)	100,000	104,750
NOVA Chemicals Corp., 5.00%, 5/1/25(1)	100,000	98,375
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)	100,000	93,000
OCI NV, 6.625%, 4/15/23(1)	200,000	208,400
Olin Corp., 5.00%, 2/1/30	150,000	147,562
PQ Corp., 5.75%, 12/15/25(1)	25,000	24,469
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26	50,000	49,375
SPCM SA, 4.875%, 9/15/25(1)	200,000	196,310
TPC Group, Inc., 8.75%, 12/15/20(1)	275,000	272,250

11

	Principal Amount/Shares	Value
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	$400,000	$380,500
Tronox Finance plc, 5.75%, 10/1/25(1)	200,000	186,250
Tronox, Inc., 6.50%, 4/15/26(1)	100,000	95,815
Valvoline, Inc., 5.50%, 7/15/24	25,000	25,500
Venator Finance S.a.r.l. / Venator Materials LLC, 5.75%, 7/15/25(1)	50,000	44,125
		3,713,045
Commercial Services and Supplies — 2.9%
ADT Security Corp. (The), 5.25%, 3/15/20	375,000	380,625
ADT Security Corp. (The), 6.25%, 10/15/21	125,000	131,756
Aptim Corp., 7.75%, 6/15/25(1)	275,000	213,812
Aramark Services, Inc., 5.125%, 1/15/24	763,000	786,844
Aramark Services, Inc., 5.00%, 4/1/25(1)	100,000	102,650
Aramark Services, Inc., 5.00%, 2/1/28(1)	640,000	638,963
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	175,000	157,937
Garda World Security Corp., 7.25%, 11/15/21(1)	100,000	99,750
Garda World Security Corp., 8.75%, 5/15/25(1)	225,000	215,437
Harland Clarke Holdings Corp., 6.875%, 3/1/20(1)	25,000	24,750
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	125,000	125,156
Harland Clarke Holdings Corp., 8.375%, 8/15/22(1)	250,000	226,675
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	150,000	149,063
Matthews International Corp., 5.25%, 12/1/25(1)	150,000	144,375
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	75,000	71,063
Multi-Color Corp., 6.125%, 12/1/22(1)	50,000	51,625
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/1/21(1)	400,000	402,000
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	25,000	25,031
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	125,000	124,375
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	1,954,000	2,056,585
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)(3)	150,000	150,375
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(1)	175,000	179,156
Star Merger Sub, Inc., 6.875%, 8/15/26(1)	175,000	179,266
Star Merger Sub, Inc., 10.25%, 2/15/27(1)	825,000	849,750
TMS International Corp., 7.25%, 8/15/25(1)	75,000	72,827
Waste Pro USA, Inc., 5.50%, 2/15/26(1)	75,000	72,563
		7,632,409
Communications Equipment — 0.5%
Anixter, Inc., 6.00%, 12/1/25(1)	100,000	105,250
CommScope Finance LLC, 5.50%, 3/1/24(1)	200,000	205,058
CommScope Finance LLC, 6.00%, 3/1/26(1)	225,000	233,296
CommScope Finance LLC, 8.25%, 3/1/27(1)	325,000	338,000
CommScope Technologies LLC, 6.00%, 6/15/25(1)	25,000	24,399
CommScope, Inc., 5.00%, 6/15/21(1)	125,000	125,375
Nokia of America Corp., 6.45%, 3/15/29	150,000	147,375
Nokia Oyj, 3.375%, 6/12/22	25,000	24,781

12

	Principal Amount/Shares	Value
ViaSat, Inc., 5.625%, 4/15/27(1)	$150,000	$153,016
		1,356,550
Construction and Engineering — 0.2%
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	50,000	52,562
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/1/22(1)	400,000	407,000
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	125,000	121,889
		581,451
Construction Materials — 0.9%
BMC East LLC, 5.50%, 10/1/24(1)	450,000	443,812
CPG Merger Sub LLC, 8.00%, 10/1/21(1)	100,000	100,000
James Hardie International Finance DAC, 4.75%, 1/15/25(1)	200,000	198,000
Standard Industries, Inc., 5.375%, 11/15/24(1)	325,000	334,344
Standard Industries, Inc., 4.75%, 1/15/28(1)	200,000	191,500
Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 7/15/23	125,000	128,231
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(1)	75,000	72,563
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	100,000	101,000
TerraForm Power Operating LLC, 4.25%, 1/31/23(1)	125,000	124,124
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	175,000	169,531
TerraForm Power Operating LLC, VRN, 6.625%, 6/15/25(1)	25,000	26,281
US Concrete, Inc., 6.375%, 6/1/24	450,000	459,000
		2,348,386
Consumer Finance — 3.2%
4finance SA, 10.75%, 5/1/22(1)	200,000	191,197
Ally Financial, Inc., 3.75%, 11/18/19	100,000	100,500
Ally Financial, Inc., 8.00%, 3/15/20	100,000	104,750
Ally Financial, Inc., 4.125%, 3/30/20	400,000	403,636
Ally Financial, Inc., 7.50%, 9/15/20	25,000	26,563
Ally Financial, Inc., 4.125%, 2/13/22	100,000	101,125
Ally Financial, Inc., 5.125%, 9/30/24	75,000	79,031
Ally Financial, Inc., 8.00%, 11/1/31	525,000	654,281
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25(1)	475,000	216,125
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50%, 5/1/25(1)	75,000	73,688
Credit Acceptance Corp., 6.625%, 3/15/26(1)	150,000	152,625
FirstCash, Inc., 5.375%, 6/1/24(1)	50,000	51,376
goeasy Ltd., 7.875%, 11/1/22(1)	100,000	105,250
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, 8/1/21(1)	300,000	306,750
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	175,000	178,062
Navient Corp., 5.00%, 10/26/20	25,000	25,406
Navient Corp., 5.875%, 3/25/21	425,000	440,406
Navient Corp., 6.625%, 7/26/21	50,000	52,375
Navient Corp., 6.50%, 6/15/22	125,000	130,586
Navient Corp., 7.25%, 9/25/23	275,000	291,500
Navient Corp., 5.875%, 10/25/24	75,000	72,938

13

	Principal Amount/Shares	Value
Navient Corp., 6.75%, 6/25/25	$150,000	$149,108
Navient Corp., 6.75%, 6/15/26	675,000	648,000
Navient Corp., MTN, 4.875%, 6/17/19	34,000	34,064
Navient Corp., MTN, 8.00%, 3/25/20	350,000	364,875
Navient Corp., MTN, 6.125%, 3/25/24	550,000	552,062
Refinitiv US Holdings, Inc., 6.25%, 5/15/26(1)	300,000	304,875
Refinitiv US Holdings, Inc., 8.25%, 11/15/26(1)	250,000	245,937
Springleaf Finance Corp., 6.00%, 6/1/20	25,000	25,813
Springleaf Finance Corp., 8.25%, 12/15/20	25,000	26,906
Springleaf Finance Corp., 6.125%, 5/15/22	25,000	26,000
Springleaf Finance Corp., 8.25%, 10/1/23	175,000	193,812
Springleaf Finance Corp., 6.125%, 3/15/24	50,000	51,249
Springleaf Finance Corp., 6.875%, 3/15/25	873,000	903,555
Springleaf Finance Corp., 7.125%, 3/15/26	750,000	764,996
Verscend Escrow Corp., 9.75%, 8/15/26(1)	475,000	475,594
		8,525,016
Containers and Packaging — 2.2%
ARD Finance SA, 7.125% Cash or 7.875% PIK, 9/15/23(5)	400,000	400,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)	200,000	200,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)	400,000	403,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)	500,000	528,600
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	400,000	401,000
Ball Corp., 4.375%, 12/15/20	250,000	254,375
Berry Global, Inc., 6.00%, 10/15/22	500,000	516,250
BWAY Holding Co., 5.50%, 4/15/24(1)	125,000	124,569
BWAY Holding Co., 7.25%, 4/15/25(1)	575,000	556,669
Cascades, Inc., 5.50%, 7/15/22(1)	25,000	25,250
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	50,000	48,000
Flex Acquisition Co., Inc., 7.875%, 7/15/26(1)	150,000	145,125
Greif, Inc., 7.75%, 8/1/19	200,000	203,500
Greif, Inc., 6.50%, 3/1/27(1)	175,000	179,375
OI European Group BV, 4.00%, 3/15/23(1)	100,000	98,375
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22(1)	50,000	51,438
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(1)	125,000	127,656
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	500,000	526,250
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	75,000	70,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	969,108	971,530
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	50,000	50,875
Sealed Air Corp., 5.125%, 12/1/24(1)	50,000	52,048
Silgan Holdings, Inc., 4.75%, 3/15/25	25,000	24,656
		5,960,541

14

	Principal Amount/Shares	Value
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(1)	$125,000	$128,594
Diversified Consumer Services — 0.2%
frontdoor, Inc., 6.75%, 8/15/26(1)	25,000	25,625
Graham Holdings Co., 5.75%, 6/1/26(1)	100,000	105,250
Service Corp., International/US, 5.375%, 5/15/24	150,000	154,313
Sotheby's, 4.875%, 12/15/25(1)	100,000	97,625
Weight Watchers International, Inc., 8.625%, 12/1/25(1)	275,000	248,875
		631,688
Diversified Financial Services — 2.2%
Arrow Bidco LLC, 9.50%, 3/15/24(1)	75,000	74,719
Camelot Finance SA, 7.875%, 10/15/24(1)	400,000	424,000
CNG Holdings, Inc., 9.375%, 5/15/20(1)	150,000	148,500
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	175,000	165,375
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	350,000	357,700
HUB International Ltd., 7.00%, 5/1/26(1)	475,000	471,437
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,100,000	1,111,825
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	300,000	304,839
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	755,000	776,404
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.75%, 2/1/24	175,000	183,094
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	150,000	153,937
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	200,000	200,500
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 8/15/24(1)	200,000	198,000
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 6/1/22	150,000	147,938
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	75,000	77,250
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	125,000	136,115
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	150,000	151,875
Trident Merger Sub, Inc., 6.625%, 11/1/25(1)	50,000	47,000
Vantiv LLC / Vantiv Issuer Corp., 4.375%, 11/15/25(1)	400,000	413,252
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22(1)	75,000	77,537
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	200,000	173,320
		5,794,617
Diversified Telecommunication Services — 5.6%
Altice France SA, 6.25%, 5/15/24(1)	400,000	404,500
Altice France SA, 7.375%, 5/1/26(1)	400,000	393,000
Altice France SA, 8.125%, 2/1/27(1)	1,300,000	1,316,250
CenturyLink, Inc., 5.625%, 4/1/20	75,000	76,721
CenturyLink, Inc., 6.45%, 6/15/21	200,000	208,750
CenturyLink, Inc., 5.80%, 3/15/22	250,000	256,563
CenturyLink, Inc., 6.75%, 12/1/23	450,000	470,812
CenturyLink, Inc., 7.50%, 4/1/24	175,000	185,500

15

	Principal Amount/Shares	Value
CenturyLink, Inc., 7.60%, 9/15/39	$475,000	$419,187
Cogent Communications Group, Inc., 5.375%, 3/1/22(1)	300,000	308,250
Frontier Communications Corp., 10.50%, 9/15/22	1,575,000	1,208,812
Frontier Communications Corp., 11.00%, 9/15/25	175,000	116,186
Frontier Communications Corp., 8.50%, 4/1/26(1)	100,000	93,125
Frontier Communications Corp., 8.00%, 4/1/27(1)	325,000	336,375
Hughes Satellite Systems Corp., 6.625%, 8/1/26	250,000	245,625
Intelsat Connect Finance SA, 9.50%, 2/15/23(1)	1,150,000	1,023,845
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)	75,000	78,375
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)	575,000	562,062
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)	900,000	918,270
Intelsat Luxembourg SA, 8.125%, 6/1/23	300,000	210,000
Level 3 Financing, Inc., 5.375%, 8/15/22	125,000	125,938
Level 3 Financing, Inc., 5.625%, 2/1/23	700,000	709,625
Level 3 Financing, Inc., 5.375%, 1/15/24	50,000	51,055
Qwest Corp., 6.75%, 12/1/21	75,000	79,839
Sprint Capital Corp., 6.875%, 11/15/28	400,000	385,500
Sprint Capital Corp., 8.75%, 3/15/32	1,950,000	2,062,320
Virgin Media Finance plc, 6.00%, 10/15/24(1)	400,000	414,992
Virgin Media Finance plc, 5.75%, 1/15/25(1)	200,000	204,250
Windstream Holding of the Midwest, Inc., 6.75%, 4/1/28(7)	50,000	39,500
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20(7)	275,000	71,500
Windstream Services LLC / Windstream Finance Corp., 10.50%, 6/30/24(1)(7)	175,000	129,938
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(1)(7)	193,000	184,074
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	900,000	915,750
Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	275,000	277,406
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	375,000	375,112
		14,859,007
Electric Utilities — 1.0%
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	75,000	74,719
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	175,000	171,281
Pacific Gas & Electric Co., 3.50%, 10/1/20(6)(7)	50,000	46,250
Pacific Gas & Electric Co., 6.05%, 3/1/34(6)(7)	700,000	698,250
Pacific Gas & Electric Co., 5.80%, 3/1/37(6)(7)	300,000	292,500
Pacific Gas & Electric Co., 5.40%, 1/15/40(6)(7)	200,000	191,000
Pacific Gas & Electric Co., 5.125%, 11/15/43(6)(7)	250,000	227,344
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	550,000	573,375
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	250,000	260,625
		2,535,344
Electronic Equipment, Instruments and Components†
Itron, Inc., 5.00%, 1/15/26(1)	25,000	24,656
TTM Technologies, Inc., 5.625%, 10/1/25(1)	75,000	72,282
		96,938
Energy Equipment and Services — 2.6%
Apergy Corp., 6.375%, 5/1/26	50,000	50,813

16

	Principal Amount/Shares	Value
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	$225,000	$229,995
Basic Energy Services, Inc., 10.75%, 10/15/23(1)	75,000	60,375
Bristow Group, Inc., 8.75%, 3/1/23(1)	75,000	54,375
Calfrac Holdings LP, 8.50%, 6/15/26(1)	275,000	214,500
CSI Compressco LP / CSI Compressco Finance, Inc., 7.25%, 8/15/22	50,000	44,000
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25	175,000	169,750
Ensco plc, 7.75%, 2/1/26	125,000	106,094
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	125,000	128,125
FTS International, Inc., 6.25%, 5/1/22	400,000	389,000
Global Marine, Inc., 7.00%, 6/1/28	25,000	21,688
Jonah Energy LLC / Jonah Energy Finance Corp., 7.25%, 10/15/25(1)	125,000	66,875
KCA Deutag UK Finance plc, 9.625%, 4/1/23(1)	200,000	168,250
McDermott Technology Americas, Inc. / McDermott Technology US, Inc., 10.625%, 5/1/24(1)	250,000	208,750
Nabors Industries, Inc., 5.00%, 9/15/20	50,000	50,500
Nabors Industries, Inc., 4.625%, 9/15/21	75,000	74,438
Nabors Industries, Inc., 5.75%, 2/1/25	50,000	45,062
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	125,000	129,688
Noble Holding International Ltd., 7.75%, 1/15/24	63,000	57,037
Noble Holding International Ltd., 7.875%, 2/1/26(1)	350,000	325,937
Noble Holding International Ltd., 6.20%, 8/1/40	25,000	15,938
Precision Drilling Corp., 5.25%, 11/15/24	25,000	23,500
Precision Drilling Corp., 7.125%, 1/15/26(1)	100,000	99,656
Rowan Cos., Inc., 7.375%, 6/15/25	125,000	110,000
SESI LLC, 7.125%, 12/15/21	250,000	225,312
SESI LLC, 7.75%, 9/15/24	225,000	187,312
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	350,000	333,375
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	354,375	361,462
Transocean Pontus Ltd., 6.125%, 8/1/25(1)	94,500	96,154
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	225,000	234,562
Transocean, Inc., 5.80%, 10/15/22	225,000	221,625
Transocean, Inc., 9.00%, 7/15/23(1)	250,000	267,500
Transocean, Inc., 7.25%, 11/1/25(1)	250,000	247,812
Transocean, Inc., 7.50%, 1/15/26(1)	250,000	248,125
Transocean, Inc., 7.50%, 4/15/31	125,000	107,500
Transocean, Inc., 6.80%, 3/15/38	50,000	39,500
Transocean, Inc., 9.35%, 12/15/41	100,000	94,125
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	175,000	179,812
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27(1)	275,000	280,844
Weatherford International LLC, 9.875%, 3/1/25	150,000	106,875
Weatherford International Ltd., 5.125%, 9/15/20	150,000	132,750
Weatherford International Ltd., 8.25%, 6/15/23	125,000	89,063
Weatherford International Ltd., 9.875%, 2/15/24	700,000	507,500

17

	Principal Amount/Shares	Value
Weatherford International Ltd., 6.50%, 8/1/36	$25,000	$14,250
		6,819,804
Entertainment — 1.6%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	75,000	70,391
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	400,000	362,000
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	250,000	227,187
Cinemark USA, Inc., 5.125%, 12/15/22	225,000	229,219
Cinemark USA, Inc., 4.875%, 6/1/23	150,000	152,895
Live Nation Entertainment, Inc., 5.375%, 6/15/22(1)	50,000	50,750
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	500,000	517,500
Netflix, Inc., 5.375%, 2/1/21	200,000	208,188
Netflix, Inc., 5.50%, 2/15/22	225,000	236,812
Netflix, Inc., 4.875%, 4/15/28	225,000	223,312
Netflix, Inc., 5.875%, 11/15/28(1)	525,000	555,844
Netflix, Inc., 6.375%, 5/15/29(1)	775,000	839,906
WMG Acquisition Corp., 5.00%, 8/1/23(1)	50,000	51,063
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	300,000	288,750
Ziggo BV, 5.50%, 1/15/27(1)	300,000	297,750
		4,311,567
Equity Real Estate Investment Trusts (REITs) — 1.1%
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	25,000	25,594
CyrusOne LP / CyrusOne Finance Corp., 5.375%, 3/15/27	25,000	25,930
Equinix, Inc., 5.375%, 1/1/22	375,000	385,575
Equinix, Inc., 5.375%, 4/1/23	350,000	357,437
Equinix, Inc., 5.75%, 1/1/25	125,000	130,078
Equinix, Inc., 5.875%, 1/15/26	275,000	290,386
Equinix, Inc., 5.375%, 5/15/27	150,000	157,500
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	200,000	199,250
FelCor Lodging LP, 6.00%, 6/1/25	450,000	465,187
GEO Group, Inc. (The), 6.00%, 4/15/26	25,000	21,125
GLP Capital LP / GLP Financing II, Inc., 5.25%, 6/1/25	75,000	78,761
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	50,000	52,370
Iron Mountain, Inc., 5.75%, 8/15/24	125,000	126,563
iStar, Inc., 4.625%, 9/15/20	75,000	76,031
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27(1)	75,000	77,719
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/23	25,000	25,250
Sabra Health Care LP / Sabra Capital Corp., 5.50%, 2/1/21	275,000	278,266
SBA Communications Corp., 4.00%, 10/1/22	200,000	201,720
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	50,000	43,250
		3,017,992
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 6.625%, 6/15/24	125,000	126,875
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 5.75%, 3/15/25	200,000	190,750
Ingles Markets, Inc., 5.75%, 6/15/23	50,000	51,188

18

	Principal Amount/Shares	Value
Rite Aid Corp., 7.70%, 2/15/27	$25,000	$15,750
US Foods, Inc., 5.875%, 6/15/24(1)	250,000	256,875
		641,438
Food Products — 1.0%
B&G Foods, Inc., 5.25%, 4/1/25	100,000	96,250
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	50,000	45,063
Clearwater Seafoods, Inc., 6.875%, 5/1/25(1)	75,000	74,531
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	225,000	221,287
Darling Ingredients, Inc., 5.25%, 4/15/27(1)(3)	100,000	101,687
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26(1)	150,000	154,687
JBS Investments GmbH, 7.25%, 4/3/24(1)	200,000	205,750
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	175,000	177,625
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	225,000	227,250
Post Holdings, Inc., 5.50%, 3/1/25(1)	350,000	355,250
Post Holdings, Inc., 5.00%, 8/15/26(1)	50,000	48,813
Post Holdings, Inc., 5.75%, 3/1/27(1)	775,000	781,781
Post Holdings, Inc., 5.625%, 1/15/28(1)	50,000	49,813
Sigma Holdco BV, 7.875%, 5/15/26(1)	200,000	185,500
		2,725,287
Gas Utilities — 2.3%
American Midstream Partners LP / American Midstream Finance Corp., 9.50%, 12/15/21(1)	100,000	92,500
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	25,000	25,985
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	325,000	329,160
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	200,000	203,500
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22(1)	240,000	244,800
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 7/15/26(1)	50,000	51,250
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	350,000	395,955
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	125,000	136,250
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	250,000	262,812
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 3/15/26(1)	150,000	145,875
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	535,000	551,050
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	100,000	103,000
DCP Midstream Operating LP, 5.35%, 3/15/20(1)	150,000	152,812
DCP Midstream Operating LP, 4.75%, 9/30/21(1)	170,000	173,400
DCP Midstream Operating LP, 4.95%, 4/1/22	50,000	51,313
DCP Midstream Operating LP, 5.375%, 7/15/25	575,000	600,875
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	75,000	74,625
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	50,000	48,875

19

	Principal Amount/Shares	Value
Genesis Energy LP / Genesis Energy Finance Corp., 6.25%, 5/15/26	$50,000	$47,500
Holly Energy Partners LP / Holly Energy Finance Corp., 6.00%, 8/1/24(1)	75,000	77,775
NGPL PipeCo LLC, 4.375%, 8/15/22(1)	125,000	127,188
NGPL PipeCo LLC, 4.875%, 8/15/27(1)	75,000	76,031
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	425,000	434,562
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	100,000	107,827
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 7/15/22	75,000	74,531
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	200,000	199,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	50,000	47,438
Superior Plus LP / Superior General Partner, Inc., 7.00%, 7/15/26(1)	50,000	51,063
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 4.75%, 10/1/23(1)	200,000	201,938
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 9/15/24(1)	75,000	77,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	225,000	224,719
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.75%, 3/15/24	25,000	26,281
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	75,000	76,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.875%, 4/15/26(1)	125,000	132,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27(1)	100,000	108,125
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	225,000	221,917
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29(1)	125,000	136,406
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	75,000	70,875
		6,164,088
Health Care Equipment and Supplies — 0.5%
Avantor, Inc., 6.00%, 10/1/24(1)	100,000	104,000
Avantor, Inc., 9.00%, 10/1/25(1)	550,000	597,438
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	200,000	189,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	50,000	41,750
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	400,000	381,000
		1,313,188
Health Care Providers and Services — 4.7%
Centene Corp., 4.75%, 5/15/22	125,000	127,500
Centene Corp., 6.125%, 2/15/24	250,000	262,262
Centene Corp., 4.75%, 1/15/25	100,000	102,250
Centene Corp., 5.375%, 6/1/26(1)	775,000	809,875
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	221,000	148,070
CHS / Community Health Systems, Inc., 8.625%, 1/15/24(1)	125,000	125,469
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	71,000	53,271

20

	Principal Amount/Shares	Value
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	$275,000	$263,807
CHS / Community Health Systems, Inc., VRN, 11.00%, 6/30/23(1)	125,000	102,579
DaVita, Inc., 5.75%, 8/15/22	50,000	51,063
DaVita, Inc., 5.125%, 7/15/24	125,000	123,750
DaVita, Inc., 5.00%, 5/1/25	50,000	48,100
Encompass Health Corp., 5.75%, 11/1/24	425,000	431,906
Envision Healthcare Corp., 8.75%, 10/15/26(1)	1,125,000	1,005,469
HCA Healthcare, Inc., 6.25%, 2/15/21	275,000	289,671
HCA, Inc., 7.50%, 2/15/22	350,000	386,855
HCA, Inc., 5.375%, 2/1/25	300,000	318,750
HCA, Inc., 5.875%, 2/15/26	225,000	243,563
HCA, Inc., 5.375%, 9/1/26	650,000	685,750
HCA, Inc., 5.625%, 9/1/28	1,125,000	1,192,500
HCA, Inc., MTN, 7.58%, 9/15/25	1,250,000	1,418,750
MEDNAX, Inc., 6.25%, 1/15/27(1)	125,000	126,719
MPH Acquisition Holdings LLC, 7.125%, 6/1/24(1)	275,000	275,000
Polaris Intermediate Corp., 8.50% Cash or 9.25% PIK, 12/1/22(1)(5)	350,000	346,587
Select Medical Corp., 6.375%, 6/1/21	1,035,000	1,040,175
Surgery Center Holdings, Inc., 10.00%, 4/15/27(1)(3)	100,000	101,750
Tenet Healthcare Corp., 6.00%, 10/1/20	935,000	971,231
Tenet Healthcare Corp., 8.125%, 4/1/22	325,000	350,870
Tenet Healthcare Corp., 6.75%, 6/15/23	400,000	413,500
Tenet Healthcare Corp., 4.625%, 7/15/24	75,000	75,469
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	225,000	233,719
WellCare Health Plans, Inc., 5.375%, 8/15/26(1)	225,000	235,969
		12,362,199
Hotels, Restaurants and Leisure — 7.3%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	400,000	402,884
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	925,000	916,027
Boyd Gaming Corp., 6.875%, 5/15/23	350,000	364,875
Boyd Gaming Corp., 6.375%, 4/1/26	1,325,000	1,376,344
Boyd Gaming Corp., 6.00%, 8/15/26	750,000	771,562
Boyne USA, Inc., 7.25%, 5/1/25(1)	175,000	188,125
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	785,000	759,487
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	75,000	76,819
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	150,000	153,929
Churchill Downs, Inc., 5.50%, 4/1/27(1)	175,000	177,625
Churchill Downs, Inc., 4.75%, 1/15/28(1)	200,000	191,250
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	250,000	259,687
Eldorado Resorts, Inc., 7.00%, 8/1/23	150,000	157,337
Eldorado Resorts, Inc., 6.00%, 4/1/25	475,000	483,312
Eldorado Resorts, Inc., 6.00%, 9/15/26	350,000	357,000
Enterprise Development Authority (The), 12.00%, 7/15/24(1)	150,000	153,000
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	380,000	400,425
Golden Nugget, Inc., 6.75%, 10/15/24(1)	850,000	856,375

21

	Principal Amount/Shares	Value
Golden Nugget, Inc., 8.75%, 10/1/25(1)	$850,000	$894,625
Hilton Domestic Operating Co., Inc., 5.125%, 5/1/26(1)	500,000	508,750
Inn of the Mountain Gods Resort & Casino, 9.25% Cash or 9.25% PIK, 11/30/20(5)	134,811	134,137
IRB Holding Corp., 6.75%, 2/15/26(1)	275,000	259,188
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	375,000	387,187
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)	100,000	107,750
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	175,000	183,750
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(1)	600,000	613,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)	105,000	106,247
LTF Merger Sub, Inc., 8.50%, 6/15/23(1)	1,525,000	1,572,656
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 9/15/26(1)	150,000	157,718
Merlin Entertainments plc, 5.75%, 6/15/26(1)	200,000	206,750
MGM Resorts International, 5.25%, 3/31/20	175,000	178,719
MGM Resorts International, 6.625%, 12/15/21	425,000	455,281
MGM Resorts International, 7.75%, 3/15/22	450,000	498,375
MGM Resorts International, 6.00%, 3/15/23	1,325,000	1,401,187
MGM Resorts International, 5.75%, 6/15/25	50,000	52,063
MGM Resorts International, 5.50%, 4/15/27(3)	175,000	178,063
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	325,000	324,187
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	200,000	195,250
NCL Corp. Ltd., 4.75%, 12/15/21(1)	396,000	401,445
Scientific Games International, Inc., 6.25%, 9/1/20	100,000	100,500
Scientific Games International, Inc., 6.625%, 5/15/21	75,000	76,125
Scientific Games International, Inc., 10.00%, 12/1/22	518,000	547,137
Silversea Cruise Finance Ltd., 7.25%, 2/1/25(1)	125,000	135,813
Station Casinos LLC, 5.00%, 10/1/25(1)	250,000	246,875
Viking Cruises Ltd., 6.25%, 5/15/25(1)	25,000	25,500
Viking Cruises Ltd., 5.875%, 9/15/27(1)	725,000	706,875
VOC Escrow Ltd., 5.00%, 2/15/28(1)	25,000	24,438
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	350,000	331,625
Wynn Macau Ltd., 4.875%, 10/1/24(1)	200,000	195,618
Wynn Macau Ltd., 5.50%, 10/1/27(1)	200,000	192,000
		19,445,397
Household Durables — 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	75,000	68,625
Beazer Homes USA, Inc., 8.75%, 3/15/22	100,000	104,850
Beazer Homes USA, Inc., 7.25%, 2/1/23	13,000	12,545
Beazer Homes USA, Inc., 6.75%, 3/15/25	227,000	215,650
Brookfield Residential Properties, Inc., 6.375%, 5/15/25(1)	100,000	96,500
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	75,000	75,656
Century Communities, Inc., 6.875%, 5/15/22	175,000	178,937

22

	Principal Amount/Shares	Value
Century Communities, Inc., 5.875%, 7/15/25	$100,000	$95,500
FXI Holdings, Inc., 7.875%, 11/1/24(1)	50,000	46,625
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	50,000	47,625
K Hovnanian Enterprises, Inc., 13.50%, 2/1/26(1)	26,000	25,155
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	10,790
KB Home, 7.00%, 12/15/21	125,000	134,219
KB Home, 7.625%, 5/15/23	50,000	54,687
KB Home, 6.875%, 6/15/27	200,000	206,500
Lennar Corp., 6.25%, 12/15/21	50,000	52,813
Lennar Corp., 4.125%, 1/15/22	175,000	176,969
Lennar Corp., 5.375%, 10/1/22	275,000	287,719
Lennar Corp., 5.25%, 6/1/26	25,000	25,813
Lennar Corp., 5.00%, 6/15/27	200,000	201,250
Mattamy Group Corp., 6.50%, 10/1/25(1)	25,000	24,789
Meritage Homes Corp., 7.15%, 4/15/20	25,000	25,969
Meritage Homes Corp., 6.00%, 6/1/25	550,000	580,250
Shea Homes LP / Shea Homes Funding Corp., 6.125%, 4/1/25(1)	400,000	383,000
Taylor Morrison Communities, Inc., 6.625%, 5/15/22	175,000	181,562
Toll Brothers Finance Corp., 5.875%, 2/15/22	525,000	554,269
TopBuild Corp., 5.625%, 5/1/26(1)	175,000	173,250
TRI Pointe Group, Inc., 5.25%, 6/1/27	475,000	437,594
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	50,000	50,375
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/1/23	175,000	169,312
Weekley Homes LLC / Weekley Finance Corp., 6.625%, 8/15/25	275,000	264,000
William Lyon Homes, Inc., 7.00%, 8/15/22	125,000	125,625
William Lyon Homes, Inc., 6.00%, 9/1/23	150,000	145,875
William Lyon Homes, Inc., 5.875%, 1/31/25	125,000	118,125
Williams Scotsman International, Inc., 7.875%, 12/15/22(1)	175,000	180,687
Williams Scotsman International, Inc., 6.875%, 8/15/23(1)	225,000	225,562
		5,758,672
Household Products — 0.4%
Central Garden & Pet Co., 6.125%, 11/15/23	75,000	78,656
Central Garden & Pet Co., 5.125%, 2/1/28	75,000	69,000
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	700,000	695,625
Energizer Holdings, Inc., 6.375%, 7/15/26(1)	50,000	51,375
Energizer Holdings, Inc., 7.75%, 1/15/27(1)	175,000	187,032
Spectrum Brands, Inc., 6.125%, 12/15/24	25,000	25,375
		1,107,063
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp., 6.00%, 1/15/22(1)	725,000	735,875
Calpine Corp., 5.375%, 1/15/23	450,000	451,687
Calpine Corp., 5.875%, 1/15/24(1)	75,000	77,063
Calpine Corp., 5.50%, 2/1/24	75,000	74,813
Calpine Corp., 5.75%, 1/15/25	175,000	174,562
Calpine Corp., 5.25%, 6/1/26(1)	150,000	149,813
NRG Energy, Inc., 6.25%, 5/1/24	25,000	25,844
NRG Energy, Inc., 6.625%, 1/15/27	200,000	216,000

23

	Principal Amount/Shares	Value
Pattern Energy Group, Inc., 5.875%, 2/1/24(1)	$100,000	$102,250
Vistra Energy Corp., 7.375%, 11/1/22	326,000	339,040
Vistra Energy Corp., 5.875%, 6/1/23	25,000	25,656
Vistra Energy Corp., 7.625%, 11/1/24	74,000	78,441
		2,451,044
Industrial Conglomerates — 0.7%
DAE Funding LLC, 4.00%, 8/1/20(1)	450,000	452,250
DAE Funding LLC, 5.25%, 11/15/21(1)	375,000	383,437
DAE Funding LLC, 4.50%, 8/1/22(1)	225,000	227,531
DAE Funding LLC, 5.00%, 8/1/24(1)	400,000	406,000
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	150,000	144,750
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	75,000	73,500
Koppers, Inc., 6.00%, 2/15/25(1)	25,000	24,563
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(1)	125,000	124,063
		1,836,094
Insurance — 0.8%
Acrisure LLC / Acrisure Finance, Inc., 8.125%, 2/15/24(1)	150,000	155,705
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	200,000	181,000
Aircastle Ltd., 5.125%, 3/15/21	75,000	77,424
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	200,000	172,000
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	200,000	172,000
AssuredPartners, Inc., 7.00%, 8/15/25(1)	100,000	93,000
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25(1)	175,000	176,532
Genworth Holdings, Inc., 7.70%, 6/15/20	575,000	576,426
Genworth Holdings, Inc., 7.625%, 9/24/21	75,000	72,750
MBIA Insurance Corp., VRN, 14.05%, (3-month LIBOR plus 11.26%), 1/15/33(1)(6)(7)	125,000	82,031
MBIA, Inc., 7.15%, 7/15/27	25,000	23,125
NFP Corp., 6.875%, 7/15/25(1)	175,000	168,000
Prudential Financial, Inc., VRN, 5.70%, 9/15/48	50,000	50,676
USIS Merger Sub, Inc., 6.875%, 5/1/25(1)	200,000	194,750
		2,195,419
Interactive Media and Services — 0.7%
Match Group, Inc., 6.375%, 6/1/24	1,185,000	1,250,175
Match Group, Inc., 5.625%, 2/15/29(1)	150,000	152,437
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	350,000	312,683
		1,715,295
IT Services — 0.6%
Banff Merger Sub, Inc., 9.75%, 9/1/26(1)	225,000	218,813
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	25,000	25,656
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	200,000	211,250
CDW LLC / CDW Finance Corp., 5.00%, 9/1/25	275,000	282,906
First Data Corp., 5.00%, 1/15/24(1)	375,000	384,234
First Data Corp., 5.75%, 1/15/24(1)	350,000	361,200
Gartner, Inc., 5.125%, 4/1/25(1)	150,000	151,980
		1,636,039

24

	Principal Amount/Shares	Value
Leisure Products — 0.1%
Constellation Merger Sub, Inc., 8.50%, 9/15/25(1)	$200,000	$182,000
Mattel, Inc., 5.45%, 11/1/41	25,000	18,625
		200,625
Life Sciences Tools and Services — 0.4%
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	450,000	468,000
IQVIA, Inc., 4.875%, 5/15/23(1)	250,000	255,650
IQVIA, Inc., 5.00%, 10/15/26(1)	200,000	205,376
		929,026
Machinery — 1.1%
Allison Transmission, Inc., 5.875%, 6/1/29(1)	150,000	152,063
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	50,000	46,375
Cloud Crane LLC, 10.125%, 8/1/24(1)	300,000	323,250
Colfax Corp., 6.00%, 2/15/24(1)	125,000	130,625
Colfax Corp., 6.375%, 2/15/26(1)	75,000	79,922
EnPro Industries, Inc., 5.75%, 10/15/26(1)	150,000	151,500
JB Poindexter & Co., Inc., 7.125%, 4/15/26(1)	125,000	125,979
Manitowoc Co., Inc. (The), 9.00%, 4/1/26(1)	100,000	101,500
Mueller Water Products, Inc., 5.50%, 6/15/26(1)	100,000	101,750
Navistar International Corp., 6.625%, 11/1/25(1)	250,000	255,312
SPX FLOW, Inc., 5.625%, 8/15/24(1)	50,000	50,500
SPX FLOW, Inc., 5.875%, 8/15/26(1)	50,000	50,500
Stevens Holding Co., Inc., 6.125%, 10/1/26(1)	150,000	155,250
Tennant Co., 5.625%, 5/1/25	50,000	50,625
Vertiv Group Corp., 9.25%, 10/15/24(1)	425,000	425,000
Vertiv Intermediate Holding Corp., 12.00% Cash or 13.00% PIK, 2/15/22(1)(5)	550,000	532,812
Wabash National Corp., 5.50%, 10/1/25(1)	250,000	234,375
		2,967,338
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	50,000	48,750
Media — 6.3%
Altice Luxembourg SA, 7.75%, 5/15/22(1)	1,700,000	1,704,250
AMC Networks, Inc., 4.75%, 12/15/22	275,000	277,750
AMC Networks, Inc., 5.00%, 4/1/24	350,000	352,590
Cablevision Systems Corp., 8.00%, 4/15/20	100,000	104,750
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 3/15/21	250,000	251,251
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	225,000	229,641
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	425,000	433,500
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	450,000	450,697
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	725,000	743,843
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 9/1/23	100,000	102,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24	25,000	25,719
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	175,000	183,332
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	125,000	129,375
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	700,000	735,000

25

	Principal Amount/Shares	Value
CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	$175,000	$181,125
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 5/1/27(1)	350,000	364,105
Clear Channel International BV, 8.75%, 12/15/20(1)	25,000	25,781
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	900,000	923,625
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	150,000	154,312
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(1)	350,000	371,875
Cogent Communications Finance, Inc., 5.625%, 4/15/21(1)	75,000	76,125
CSC Holdings LLC, 6.75%, 11/15/21	50,000	53,563
CSC Holdings LLC, 5.125%, 12/15/21(1)	560,000	562,100
CSC Holdings LLC, 5.125%, 12/15/21(1)	25,000	25,094
CSC Holdings LLC, 5.375%, 7/15/23(1)	200,000	204,250
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,000,000	1,066,250
DISH DBS Corp., 5.125%, 5/1/20	100,000	100,875
DISH DBS Corp., 5.875%, 11/15/24	75,000	63,281
DISH DBS Corp., 7.75%, 7/1/26	575,000	501,687
Embarq Corp., 8.00%, 6/1/36	725,000	709,594
EW Scripps Co. (The), 5.125%, 5/15/25(1)	150,000	143,250
Gray Television, Inc., 5.125%, 10/15/24(1)	530,000	532,650
Gray Television, Inc., 5.875%, 7/15/26(1)	300,000	306,060
Gray Television, Inc., 7.00%, 5/15/27(1)	300,000	319,500
iHeartCommunications, Inc., 12.00% Cash plus 2.00% PIK, 2/1/21(6)(7)	105,607	14,521
Lamar Media Corp., 5.75%, 2/1/26(1)	50,000	52,438
Level 3 Parent LLC, 5.75%, 12/1/22	125,000	126,600
Mediacom Broadband LLC / Mediacom Broadband Corp., 5.50%, 4/15/21	6,000	6,027
Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 8/15/23(1)	200,000	209,057
Nexstar Broadcasting, Inc., 6.125%, 2/15/22(1)	50,000	50,875
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	300,000	305,250
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25(1)	125,000	121,563
Quebecor Media, Inc., 5.75%, 1/15/23	50,000	52,375
Radiate Holdco LLC / Radiate Finance, Inc., 6.625%, 2/15/25(1)	200,000	194,000
Salem Media Group, Inc., 6.75%, 6/1/24(1)	25,000	22,750
Sinclair Television Group, Inc., 6.125%, 10/1/22	225,000	229,500
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	75,000	72,188
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	539,000	537,652
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	250,000	254,062
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	100,000	100,435
TEGNA, Inc., 4.875%, 9/15/21(1)	25,000	25,125
TEGNA, Inc., 6.375%, 10/15/23	50,000	51,875
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/28(1)	200,000	197,101
Townsquare Media, Inc., 6.50%, 4/1/23(1)	150,000	144,187
Tribune Media Co., 5.875%, 7/15/22	75,000	76,922
Univision Communications, Inc., 6.75%, 9/15/22(1)	436,000	444,720
UPC Holding BV, 5.50%, 1/15/28(1)	200,000	200,000
Videotron Ltd., 5.375%, 6/15/24(1)	300,000	314,250

26

	Principal Amount/Shares	Value
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	$500,000	$505,000
		16,717,523
Metals and Mining — 4.0%
AK Steel Corp., 7.625%, 10/1/21	125,000	125,937
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	200,000	212,500
Alcoa Nederland Holding BV, 7.00%, 9/30/26(1)	200,000	216,624
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	400,000	413,000
Aleris International, Inc., 10.75%, 7/15/23(1)	250,000	263,125
ArcelorMittal, 5.25%, 8/5/20	25,000	25,695
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	150,000	151,323
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25(1)	150,000	157,170
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	400,000	384,000
Coeur Mining, Inc., 5.875%, 6/1/24	200,000	193,250
Commercial Metals Co., 5.75%, 4/15/26	75,000	75,000
Commercial Metals Co., 5.375%, 7/15/27	50,000	48,250
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	75,000	70,500
Constellium NV, 5.75%, 5/15/24(1)	250,000	251,250
Constellium NV, 6.625%, 3/1/25(1)	250,000	255,625
First Quantum Minerals Ltd., 7.00%, 2/15/21(1)	40,000	40,750
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)	200,000	202,000
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	1,400,000	1,321,250
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	200,000	193,000
First Quantum Minerals Ltd., 6.875%, 3/1/26(1)	200,000	186,250
FMG Resources August 2006 Pty Ltd., 4.75%, 5/15/22(1)	50,000	50,188
Freeport-McMoRan, Inc., 4.00%, 11/14/21	150,000	151,312
Freeport-McMoRan, Inc., 3.55%, 3/1/22	75,000	74,344
Freeport-McMoRan, Inc., 3.875%, 3/15/23	375,000	370,541
Freeport-McMoRan, Inc., 4.55%, 11/14/24	100,000	98,250
Freeport-McMoRan, Inc., 5.40%, 11/14/34	250,000	228,750
Freeport-McMoRan, Inc., 5.45%, 3/15/43	850,000	748,008
Hecla Mining Co., 6.875%, 5/1/21	225,000	225,422
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	25,000	22,438
Hudbay Minerals, Inc., 7.25%, 1/15/23(1)	50,000	51,937
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	175,000	180,250
IAMGOLD Corp., 7.00%, 4/15/25(1)	75,000	76,312
Kinross Gold Corp., 5.125%, 9/1/21	50,000	51,625
Kinross Gold Corp., 4.50%, 7/15/27	50,000	47,625
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	75,000	75,094
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)	75,000	66,187
Novelis Corp., 6.25%, 8/15/24(1)	365,000	374,125
Novelis Corp., 5.875%, 9/30/26(1)	100,000	99,750
Park-Ohio Industries, Inc., 6.625%, 4/15/27	275,000	275,000
Petra Diamonds US Treasury plc, 7.25%, 5/1/22(1)	200,000	187,500
Steel Dynamics, Inc., 5.125%, 10/1/21	100,000	101,000
Taseko Mines Ltd., 8.75%, 6/15/22(1)	300,000	277,500

27

	Principal Amount/Shares	Value
Teck Resources Ltd., 4.50%, 1/15/21	$75,000	$76,125
Teck Resources Ltd., 4.75%, 1/15/22	200,000	205,149
Teck Resources Ltd., 3.75%, 2/1/23	25,000	25,003
Teck Resources Ltd., 6.125%, 10/1/35	200,000	213,614
Teck Resources Ltd., 6.00%, 8/15/40	450,000	468,906
Teck Resources Ltd., 6.25%, 7/15/41	425,000	455,370
Teck Resources Ltd., 5.20%, 3/1/42	100,000	96,849
Teck Resources Ltd., 5.40%, 2/1/43	150,000	149,174
United States Steel Corp., 6.875%, 8/15/25	150,000	147,375
United States Steel Corp., 6.25%, 3/15/26	225,000	211,239
Zekelman Industries, Inc., 9.875%, 6/15/23(1)	25,000	26,641
		10,695,102
Mortgage Real Estate Investment Trusts (REITs)†
Starwood Property Trust, Inc., 4.75%, 3/15/25	25,000	24,938
Multi-Utilities — 0.4%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	125,000	125,156
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	100,000	99,250
Clearway Energy Operating LLC, 5.75%, 10/15/25(1)	175,000	176,313
Clearway Energy Operating LLC, 5.00%, 9/15/26	150,000	143,625
GenOn Energy, Inc. / NRG Americas, Inc., VRN, 9.39%, (6-month LIBOR plus 6.50%), 12/1/23	22,043	21,988
LBC Tank Terminals Holding Netherlands BV, 6.875%, 5/15/23(1)	200,000	190,500
Talen Energy Supply LLC, 9.50%, 7/15/22(1)	100,000	108,000
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	200,000	209,400
		1,074,232
Multiline Retail — 0.1%
JC Penney Corp., Inc., 8.625%, 3/15/25(1)	250,000	147,500
JC Penney Corp., Inc., 6.375%, 10/15/36	125,000	44,375
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(1)	50,000	26,750
Neiman Marcus Group Ltd. LLC, 8.75% Cash or 9.50% PIK, 10/15/21(1)(5)	124,505	65,988
		284,613
Oil, Gas and Consumable Fuels — 9.3%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	250,000	95,000
Antero Resources Corp., 5.375%, 11/1/21	75,000	75,563
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.00%, 4/1/22(1)	236,000	259,671
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	175,000	169,094
Brazos Valley Longhorn LLC / Brazos Valley Longhorn Finance Corp., 6.875%, 2/1/25	275,000	278,781
Bruin E&P Partners LLC, 8.875%, 8/1/23(1)	625,000	598,437
California Resources Corp., 5.00%, 1/15/20	50,000	47,250
California Resources Corp., 8.00%, 12/15/22(1)	1,300,000	1,024,140
Callon Petroleum Co., 6.125%, 10/1/24	675,000	681,750
Callon Petroleum Co., 6.375%, 7/1/26	50,000	50,375
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,150,000	1,135,648
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	75,000	72,281

28

	Principal Amount/Shares	Value
Chaparral Energy, Inc., 8.75%, 7/15/23(1)	$300,000	$207,000
Cheniere Energy Partners LP, 5.25%, 10/1/25	200,000	205,250
Chesapeake Energy Corp., 6.625%, 8/15/20	361,000	372,281
Chesapeake Energy Corp., 6.875%, 11/15/20	300,000	309,750
Chesapeake Energy Corp., 5.375%, 6/15/21	75,000	75,000
Chesapeake Energy Corp., 8.00%, 1/15/25	475,000	486,875
Citgo Holding, Inc., 10.75%, 2/15/20(1)	925,000	950,622
CITGO Petroleum Corp., 6.25%, 8/15/22(1)	50,000	49,875
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 12.00%, 11/1/21(6)(7)	125,000	22,813
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, 3/15/24(6)(7)	500,000	30,000
CNX Resources Corp., 5.875%, 4/15/22	196,000	196,490
CONSOL Energy, Inc., 11.00%, 11/15/25(1)	100,000	113,750
Continental Resources, Inc., 4.90%, 6/1/44	25,000	25,536
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 5/15/25(1)	275,000	256,355
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	425,000	409,594
CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22	50,000	50,750
Denbury Resources, Inc., 9.00%, 5/15/21(1)	534,000	521,985
Denbury Resources, Inc., 6.375%, 8/15/21	850,000	663,000
Denbury Resources, Inc., 9.25%, 3/31/22(1)	86,000	83,420
Denbury Resources, Inc., 7.50%, 2/15/24(1)	175,000	150,281
Energy Transfer Operating LP, 7.50%, 10/15/20	50,000	53,253
Energy Transfer Operating LP, 4.25%, 3/15/23	525,000	539,680
Energy Transfer Operating LP, 5.25%, 4/15/29	25,000	26,875
Energy Transfer Operating LP, 6.25%, 4/15/49	25,000	28,060
EnLink Midstream Partners LP, 4.40%, 4/1/24	175,000	173,906
EnLink Midstream Partners LP, 4.85%, 7/15/26	350,000	348,687
EnLink Midstream Partners LP, 5.60%, 4/1/44	50,000	45,000
EnLink Midstream Partners LP, 5.05%, 4/1/45	75,000	65,063
EnLink Midstream Partners LP, 5.45%, 6/1/47	150,000	134,250
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	462,000	212,520
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	525,000	107,625
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)	1,792,000	654,080
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	50,000	17,500
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	50,000	42,000
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)	225,000	173,812
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	75,000	66,094
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	25,000	21,938
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	37,938
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	37,938
Gulfport Energy Corp., 6.625%, 5/1/23	73,000	71,175
Gulfport Energy Corp., 6.00%, 10/15/24	125,000	114,080
Gulfport Energy Corp., 6.375%, 5/15/25	75,000	68,156

29

	Principal Amount/Shares	Value
Gulfport Energy Corp., 6.375%, 1/15/26	$100,000	$89,000
Halcon Resources Corp., 6.75%, 2/15/25	150,000	90,750
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/26(1)	200,000	204,500
HighPoint Operating Corp., 7.00%, 10/15/22	50,000	47,250
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	400,000	403,000
Indigo Natural Resources LLC, 6.875%, 2/15/26(1)	200,000	178,000
Jagged Peak Energy LLC, 5.875%, 5/1/26	350,000	348,792
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, 4/1/22(6)(7)	75,000	2,625
Jones Energy Holdings LLC / Jones Energy Finance Corp., 9.25%, 3/15/23(6)(7)	75,000	2,625
Jones Energy Holdings LLC / Jones Energy Finance Corp., 9.25%, 3/15/23(1)(6)(7)	150,000	82,875
Laredo Petroleum, Inc., 5.625%, 1/15/22	350,000	321,562
Lonestar Resources America, Inc., 11.25%, 1/1/23(1)	100,000	97,500
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	150,000	152,250
Matador Resources Co., 5.875%, 9/15/26	150,000	150,375
MEG Energy Corp., 6.375%, 1/30/23(1)	400,000	371,500
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	375,000	347,812
Murphy Oil Corp., 4.45%, 12/1/22	100,000	101,312
Murphy Oil Corp., 6.875%, 8/15/24	750,000	794,516
Murphy Oil Corp., 5.75%, 8/15/25	100,000	103,356
Murray Energy Corp., 11.25%, 4/15/21(1)	150,000	80,250
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)	866,713	368,353
Newfield Exploration Co., 5.75%, 1/30/22	50,000	53,424
Northern Oil and Gas, Inc., 8.50% Cash or 8.50% Cash plus 1.00% PIK, 5/15/23(8)	150,375	156,390
Oasis Petroleum, Inc., 6.50%, 11/1/21	375,000	372,187
Oasis Petroleum, Inc., 6.875%, 3/15/22	100,000	101,250
Oasis Petroleum, Inc., 6.25%, 5/1/26(1)	250,000	238,750
Parkland Fuel Corp., 6.00%, 4/1/26(1)	50,000	50,703
Parsley Energy LLC / Parsley Finance Corp., 6.25%, 6/1/24(1)	125,000	129,531
Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27(1)	25,000	25,063
PDC Energy, Inc., 6.125%, 9/15/24	100,000	100,250
Peabody Energy Corp., 6.00%, 3/31/22(1)	175,000	176,969
QEP Resources, Inc., 5.625%, 3/1/26	100,000	91,000
Range Resources Corp., 5.875%, 7/1/22	50,000	50,750
Range Resources Corp., 5.00%, 8/15/22	400,000	398,000
Range Resources Corp., 5.00%, 3/15/23	25,000	24,594
Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/23(1)	75,000	74,719
Sanchez Energy Corp., 7.75%, 6/15/21	475,000	68,281
Sanchez Energy Corp., 6.125%, 1/15/23	775,000	108,500
SemGroup Corp., 6.375%, 3/15/25	100,000	94,500
SemGroup Corp., 7.25%, 3/15/26	100,000	97,500
Seven Generations Energy Ltd., 6.875%, 6/30/23(1)	150,000	155,250
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	150,000	147,187
SM Energy Co., 6.125%, 11/15/22	550,000	552,750
30

	Principal Amount/Shares	Value
SM Energy Co., 5.625%, 6/1/25	$325,000	$302,133
Southern Star Central Corp., 5.125%, 7/15/22(1)	75,000	75,188
Southwestern Energy Co., 6.20%, 1/23/25	646,000	637,925
SRC Energy, Inc., 6.25%, 12/1/25	125,000	112,225
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	75,000	73,433
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23	431,000	438,930
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	50,000	49,625
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27(1)	325,000	326,625
Sunoco LP / Sunoco Finance Corp., 5.875%, 3/15/28	50,000	49,750
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	225,000	180,000
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(1)	400,000	332,000
Warrior Met Coal, Inc., 8.00%, 11/1/24(1)	198,000	206,910
Whiting Petroleum Corp., 5.75%, 3/15/21	850,000	864,025
Williams Cos., Inc. (The), 7.875%, 9/1/21	75,000	82,935
Williams Cos., Inc. (The), 4.55%, 6/24/24	350,000	369,848
WPX Energy, Inc., 6.00%, 1/15/22	19,000	19,808
WPX Energy, Inc., 8.25%, 8/1/23	250,000	282,500
		24,717,858
Paper and Forest Products — 0.2%
Mercer International, Inc., 6.50%, 2/1/24	175,000	179,813
Mercer International, Inc., 7.375%, 1/15/25(1)	175,000	184,187
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26(1)	150,000	151,875
		515,875
Personal Products†
First Quality Finance Co., Inc., 5.00%, 7/1/25(1)	25,000	24,376
High Ridge Brands Co., 8.875%, 3/15/25(1)	50,000	20,250
Prestige Brands, Inc., 6.375%, 3/1/24(1)	25,000	25,562
Revlon Consumer Products Corp., 6.25%, 8/1/24	100,000	52,250
		122,438
Pharmaceuticals — 2.4%
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	275,000	292,187
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	97,000	97,832
Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	205,000	207,819
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	50,000	53,025
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	975,000	967,687
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	1,900,000	2,071,095
Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	75,000	77,063
Eagle Holding Co. II LLC, 7.625% Cash or 8.375% PIK, 5/15/22(1)(5)	550,000	556,187
Elanco Animal Health, Inc., 3.91%, 8/27/21(1)	25,000	25,432
Elanco Animal Health, Inc., 4.27%, 8/28/23(1)	50,000	51,584
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	1,023,000	792,825
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	400,000	292,000
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	50,000	50,813
Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc., 7.50%, 10/1/24(1)	202,000	213,615
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	400,000	401,762

31

	Principal Amount/Shares	Value
West Street Merger Sub, Inc., 6.375%, 9/1/25(1)	$100,000	$97,750
		6,248,676
Real Estate Management and Development — 0.7%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	50,000	48,000
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	75,000	75,375
Howard Hughes Corp. (The), 5.375%, 3/15/25(1)	275,000	275,000
Hunt Cos., Inc., 6.25%, 2/15/26(1)	250,000	233,750
Kennedy-Wilson, Inc., 5.875%, 4/1/24	150,000	149,812
Newmark Group, Inc., 6.125%, 11/15/23	150,000	154,807
Realogy Group LLC / Realogy Co-Issuer Corp., 5.25%, 12/1/21(1)	200,000	201,750
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	525,000	490,875
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(1)	100,000	102,625
		1,731,994
Road and Rail — 0.3%
Avolon Holdings Funding Ltd., 5.25%, 5/15/24(1)	100,000	103,250
Park Aerospace Holdings Ltd., 3.625%, 3/15/21(1)	100,000	99,500
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	500,000	513,700
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	125,000	130,000
		846,450
Semiconductors and Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	298,000	333,387
Advanced Micro Devices, Inc., 7.00%, 7/1/24	317,000	332,653
Amkor Technology, Inc., 6.375%, 10/1/22	100,000	101,940
Amkor Technology, Inc., 6.625%, 9/15/27(1)	100,000	101,688
Entegris, Inc., 4.625%, 2/10/26(1)	125,000	124,375
Micron Technology, Inc., 4.64%, 2/6/24	50,000	51,350
Micron Technology, Inc., 5.50%, 2/1/25	400,000	414,444
Micron Technology, Inc., 4.98%, 2/6/26	50,000	50,985
Micron Technology, Inc., 5.33%, 2/6/29	25,000	25,728
NXP BV / NXP Funding LLC, 4.125%, 6/1/21(1)	400,000	408,504
NXP BV / NXP Funding LLC, 4.625%, 6/15/22(1)	200,000	207,420
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	400,000	416,400
Qorvo, Inc., 5.50%, 7/15/26(1)	475,000	491,672
Versum Materials, Inc., 5.50%, 9/30/24(1)	50,000	52,688
		3,113,234
Software — 1.1%
ACI Worldwide, Inc., 5.75%, 8/15/26(1)	125,000	128,437
Ascend Learning LLC, 6.875%, 8/1/25(1)	50,000	49,875
Ascend Learning LLC, 6.875%, 8/1/25(1)	150,000	149,625
CDK Global, Inc., 5.875%, 6/15/26	275,000	288,750
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25(1)	150,000	148,980
Fair Isaac Corp., 5.25%, 5/15/26(1)	25,000	25,875
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% Cash or 7.875% PIK, 5/1/21(1)(5)	450,000	452,862
Infor US, Inc., 6.50%, 5/15/22	710,000	722,425
Informatica LLC, 7.125%, 7/15/23(1)	50,000	51,188

32

	Principal Amount/Shares	Value
RP Crown Parent LLC, 7.375%, 10/15/24(1)	$150,000	$154,125
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	625,000	632,422
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24(1)	200,000	180,000
		2,984,564
Specialty Retail — 1.1%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	325,000	301,031
Ashtead Capital, Inc., 5.625%, 10/1/24(1)	200,000	207,500
Carlson Travel, Inc., 9.50%, 12/15/24(1)	202,000	195,435
Carvana Co., 8.875%, 10/1/23(1)	75,000	77,062
Cumberland Farms, Inc., 6.75%, 5/1/25(1)	150,000	156,375
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp., 8.00%, 6/1/21(1)	25,000	25,313
Group 1 Automotive, Inc., 5.00%, 6/1/22	75,000	75,469
Group 1 Automotive, Inc., 5.25%, 12/15/23(1)	25,000	25,250
Herc Rentals, Inc., 7.50%, 6/1/22(1)	45,000	47,025
Herc Rentals, Inc., 7.75%, 6/1/24(1)	282,000	299,977
L Brands, Inc., 5.25%, 2/1/28	25,000	22,313
L Brands, Inc., 6.75%, 7/1/36	250,000	211,250
Lithia Motors, Inc., 5.25%, 8/1/25(1)	50,000	50,438
Penske Automotive Group, Inc., 3.75%, 8/15/20	50,000	50,000
Penske Automotive Group, Inc., 5.75%, 10/1/22	275,000	280,844
PriSo Acquisition Corp., 9.00%, 5/15/23(1)	75,000	74,906
Sonic Automotive, Inc., 5.00%, 5/15/23	75,000	72,375
Sonic Automotive, Inc., 6.125%, 3/15/27	175,000	159,687
United Rentals North America, Inc., 5.75%, 11/15/24	50,000	51,562
United Rentals North America, Inc., 5.875%, 9/15/26	225,000	233,437
United Rentals North America, Inc., 6.50%, 12/15/26	350,000	369,250
United Rentals North America, Inc., 5.50%, 5/15/27	25,000	25,313
		3,011,812
Technology Hardware, Storage and Peripherals — 1.9%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	1,125,000	1,146,547
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	350,000	371,142
Diebold Nixdorf, Inc., 8.50%, 4/15/24	75,000	67,125
EMC Corp., 2.65%, 6/1/20	1,300,000	1,290,560
Everi Payments, Inc., 7.50%, 12/15/25(1)	219,000	227,760
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	450,000	469,125
NCR Corp., 5.875%, 12/15/21	25,000	25,514
NCR Corp., 6.375%, 12/15/23	300,000	309,204
Western Digital Corp., 4.75%, 2/15/26	1,115,000	1,066,219
		4,973,196
Textiles, Apparel and Luxury Goods — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(1)	150,000	148,500
William Carter Co. (The), 5.625%, 3/15/27(1)	75,000	77,813
		226,313
Thrifts and Mortgage Finance — 0.3%
MGIC Investment Corp., 5.75%, 8/15/23	200,000	212,000

33

	Principal Amount/Shares	Value
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23(1)	$250,000	$258,125
Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26(1)	250,000	254,375
Radian Group, Inc., 5.25%, 6/15/20	30,000	30,862
Radian Group, Inc., 7.00%, 3/15/21	25,000	26,563
Radian Group, Inc., 4.50%, 10/1/24	100,000	99,000
		880,925
Tobacco†
Vector Group Ltd., 6.125%, 2/1/25(1)	75,000	66,960
Trading Companies and Distributors — 0.5%
Beacon Roofing Supply, Inc., 6.375%, 10/1/23	75,000	78,375
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	275,000	262,281
Fly Leasing Ltd., 6.375%, 10/15/21	200,000	203,000
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22(1)	125,000	127,500
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	175,000	173,250
H&E Equipment Services, Inc., 5.625%, 9/1/25	325,000	325,407
International Lease Finance Corp., 5.875%, 4/1/19	25,000	25,000
		1,194,813
Transportation Infrastructure — 0.1%
Algeco Global Finance 2 plc, 10.00%, 8/15/23(1)	200,000	201,000
BCD Acquisition, Inc., 9.625%, 9/15/23(1)	50,000	53,250
Resideo Funding, Inc., 6.125%, 11/1/26(1)	100,000	103,500
		357,750
Wireless Telecommunication Services — 1.7%
Digicel Group One, Ltd., 8.25%, 12/30/22	514,000	317,395
Digicel Group Two Ltd., 8.25%, 9/30/22(1)	486,000	166,455
Digicel Group Two Ltd., 7.125% Cash plus 0.856% PIK, 4/1/24(1)	200,000	55,000
Level 3 Financing, Inc., 5.125%, 5/1/23	200,000	202,500
Sprint Communications, Inc., 9.25%, 4/15/22	25,000	29,313
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	252,575
Sprint Corp., 7.25%, 9/15/21	275,000	289,438
Sprint Corp., 7.875%, 9/15/23	525,000	552,562
Sprint Corp., 7.125%, 6/15/24	475,000	483,312
Sprint Corp., 7.625%, 3/1/26	325,000	330,688
T-Mobile USA, Inc., 4.00%, 4/15/22	75,000	76,031
T-Mobile USA, Inc., 6.00%, 3/1/23	1,225,000	1,261,750
T-Mobile USA, Inc., 6.00%, 4/15/24	175,000	182,875
T-Mobile USA, Inc., 5.125%, 4/15/25	25,000	25,688
T-Mobile USA, Inc., 4.50%, 2/1/26	325,000	326,041
T-Mobile USA, Inc., 4.75%, 2/1/28	25,000	24,875
Xplornet Communications, Inc., 9.625% Cash or 10.625% PIK, 6/1/22(1)(8)	29,207	30,229
		4,606,727
TOTAL CORPORATE BONDS (Cost $235,338,831)		231,674,614

34

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(9) — 3.6%
Building Products†
NCI Building Systems, Inc., 2018 Term Loan, 6.55%, (3-month LIBOR plus 3.75%), 4/12/25	$49,625	$47,702
Capital Markets†
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 3/24/25	66,450	65,744
Chemicals — 0.1%
Consolidated Energy Finance, S.A., Term Loan B, 4.99%, (1-month LIBOR plus 2.50%), 5/7/25	148,875	144,409
Venator Materials Corporation, Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 8/8/24	49,250	48,655
		193,064
Commercial Services and Supplies — 0.2%
Aramark Services, Inc., 2018 Term Loan B3, 4.25%, (1-month LIBOR plus 1.75%), 3/11/25	321,633	319,573
Asurion LLC, 2017 Term Loan B4, 5.50%, (1-month LIBOR plus 3.00%), 8/4/22	60,846	60,640
Asurion LLC, 2018 Term Loan B6, 5.50%, (1-month LIBOR plus 3.00%), 11/3/23	47,681	47,537
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 8/25/24	98,686	98,151
		525,901
Communications Equipment†
Radiate Holdco, LLC, 1st Lien Term Loan, 5.50%, (1-month LIBOR plus 3.00%), 2/1/24	98,000	95,959
Construction Materials†
ASP Unifrax Holdings Inc, Term Loan B, 6.35%, (3-month LIBOR plus 3.75%), 12/12/25	49,875	47,675
Consumer Finance — 0.1%
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 10/1/25	174,563	169,793
Containers and Packaging — 0.1%
BWAY Holding Company, 2017 Term Loan B, 6.03%, (3-month LIBOR plus 3.25%), 4/3/24	97,322	95,193
Consolidated Container Company LLC, 2017 1st Lien Term Loan, 5.25%, (1-month LIBOR plus 2.75%), 5/22/24	41,322	40,780
Consolidated Container Company LLC, 2017 1st Lien Term Loan, 5.25%, (1-month LIBOR plus 2.75%), 5/22/24	7,929	7,825
Flex Acquisition Company, Inc., 1st Lien Term Loan, 5.63%, (3-month LIBOR plus 3.00%), 12/29/23	122,500	118,952
Flex Acquisition Company, Inc., 1st Lien Term Loan, 5.49%, (1-month LIBOR plus 3.00%), 12/29/23	312	304
		263,054
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 10/31/23	124,682	121,867
Diversified Financial Services — 0.2%
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	1,068	1,064
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	2,107	2,099
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	15,195	15,136

35

	Principal Amount/Shares	Value
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	$26,681	$26,578
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 10/3/23(10)	75,000	74,711
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 10/3/23(10)	50,000	49,807
Edelman Financial Center, LLC, 2018 1st Lien Term Loan, 6.04%, (3-month LIBOR plus 3.25%), 7/21/25	124,688	123,870
Tempo Acquisition LLC, Term Loan, 5.50%, (1-month LIBOR plus 3.00%), 5/1/24	73,688	73,098
UFC Holdings, LLC, 1st Lien Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 8/18/23	48,750	48,507
UFC Holdings, LLC, 2nd Lien Term Loan, 10.00%, (1-month LIBOR plus 7.50%), 8/18/24	25,000	25,177
		440,047
Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	150,000	148,453
Electric Utilities — 0.1%
Vistra Operations Company LLC, 1st Lien Term Loan B3, 4.50%, (1-month LIBOR plus 2.00%), 12/31/25	32,763	32,329
Vistra Operations Company LLC, 1st Lien Term Loan B3, 4.48%, (1-month LIBOR plus 2.00%), 12/31/25	91,923	90,705
		123,034
Energy Equipment and Services†
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, 7.50%, (1-month LIBOR plus 5.00%), 5/10/25	48,752	46,841
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash and 2.00% PIK, 2/25/24	36,881	36,927
		83,768
Food Products†
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 6.35%, (3-month LIBOR plus 3.75%), 5/23/25	56,535	56,288
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 6.35%, (3-month LIBOR plus 3.75%), 5/23/25	17,903	17,824
		74,112
Health Care Providers and Services — 0.2%
21st Century Oncology Holdings, Inc., Exit Term Loan, 8.91%, (3-month LIBOR plus 6.13%), 1/16/23	24,255	20,435
Air Methods Corporation, 2017 Term Loan B, 6.10%, (3-month LIBOR plus 3.50%), 4/21/24	73,688	55,795
Envision Healthcare Corporation, 2018 1st Lien Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 10/10/25	49,875	46,779
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.35%, (3-month LIBOR plus 2.75%), 6/7/23	297,985	289,117
Surgery Center Holdings, Inc., 2017 Term Loan B, 5.75%, (1-month LIBOR plus 3.25%), 9/2/24	49,250	48,460
Wink Holdco, Inc., 1st Lien Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 12/2/24	74,063	71,933
Wink Holdco, Inc., 2nd Lien Term Loan B, 9.25%, (1-month LIBOR plus 6.75%), 11/3/25	50,000	49,000
		581,519
Hotels, Restaurants and Leisure — 1.2%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	192,792	190,061

36

	Principal Amount/Shares	Value
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	$155,419	$153,217
Boyd Gaming Corporation, Term Loan B3, 4.66%, (1-week LIBOR plus 2.25%), 9/15/23	150,000	148,958
Boyd Gaming Corporation, Term Loan B3, 9/15/23(10)	100,000	99,306
Caesars Entertainment Operating Company, Exit Term Loan, 4.50%, (1-month LIBOR plus 2.00%), 10/6/24	98,750	96,701
CityCenter Holdings, LLC, 2017 Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 4/18/24	471,973	464,414
Equinox Holdings, Inc., 2017 1st Lien Term Loan, 5.50%, (1-month LIBOR plus 3.00%), 3/8/24	24,937	24,818
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 5.60%, (3-month LIBOR plus 3.00%), 12/1/23	148,875	148,666
Golden Nugget, Inc., 2017 Incremental Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 10/4/23	136,952	135,786
Golden Nugget, Inc., 2017 Incremental Term Loan B, 5.23%, (1-month LIBOR plus 2.75%), 10/4/23	109,260	108,330
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	475,000	474,444
Hilton Worldwide Finance, LLC, Term Loan B2, 10/25/23(10)	100,000	99,883
Life Time Fitness, Inc., 2017 Term Loan B, 5.38%, (3-month LIBOR plus 2.75%), 6/10/22	566,657	561,089
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 8/29/25	124,688	124,220
RHP Hotel Properties, LP, 2017 Term Loan B, 4.78%, (3-month LIBOR plus 2.00%), 5/11/24	347,867	345,041
Scientific Games International, Inc., 2018 Term Loan B5, 5.25%, (1-month LIBOR plus 2.75%), 8/14/24	9,546	9,313
Scientific Games International, Inc., 2018 Term Loan B5, 5.33%, (2-month LIBOR plus 2.75%), 8/14/24	39,768	38,799
Tacala, LLC, 1st Lien Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 1/31/25	24,750	24,479
TopGolf International, Inc., Term Loan B, 8.00%, (1-month LIBOR plus 5.50%), 2/9/26	25,000	25,125
		3,272,650
Industrial Conglomerates†
Core & Main LP, 2017 Term Loan B, 5.63%, (3-month LIBOR plus 3.00%), 8/1/24	39,113	38,901
Core & Main LP, 2017 Term Loan B, 5.63%, (3-month LIBOR plus 3.00%), 8/1/24	34,825	34,637
		73,538
Insurance — 0.1%
Genworth Holdings, Inc., Term Loan, 6.98%, (3-month LIBOR plus 4.50%), 3/7/23	74,438	74,577
Hub International Limited, 2018 Term Loan B, 5.51%, (3-month LIBOR plus 2.75%), 4/25/25	273,561	265,041
		339,618
IT Services†
First Data Corporation, 2024 USD Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 4/26/24	100,000	99,823
Life Sciences Tools and Services — 0.3%
IQVIA Inc., 2018 USD Term Loan B3, 4.25%, (1-month LIBOR plus 1.75%), 6/11/25	672,804	666,705
IQVIA Inc., 2018 USD Term Loan B3, 6/11/25(10)	75,000	74,320

37

	Principal Amount/Shares	Value
Parexel International Corporation, Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 9/27/24	$73,875	$71,356
		812,381
Machinery — 0.1%
Altra Industrial Motion Corp., 2018 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 10/1/25	97,388	95,806
Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 5.85%, (3-month LIBOR plus 3.25%), 7/19/24	24,688	23,916
Engineered Machinery Holdings, Inc., USD 2nd Lien Term Loan, 9.85%, (3-month LIBOR plus 7.25%), 7/18/25	24,574	24,185
Navistar International Corporation, 2017 1st Lien Term Loan B, 6.00%, (1-month LIBOR plus 3.50%), 11/6/24	98,503	98,380
		242,287
Metals and Mining†
Big River Steel LLC, Term Loan B, 7.60%, (3-month LIBOR plus 5.00%), 8/23/23	49,188	49,496
Neenah Foundry Company, 2017 Term Loan, 9.06%, (2-month LIBOR plus 6.50%), 12/13/22	30,086	29,785
Neenah Foundry Company, 2017 Term Loan, 9.08%, (2-month LIBOR plus 6.50%), 12/13/22	35,686	35,329
		114,610
Multi-Utilities — 0.1%
TEX Operations Co. LLC, Exit Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 8/4/23	99,745	98,791
TEX Operations Co. LLC, Exit Term Loan B, 8/4/23(10)	100,000	99,044
		197,835
Oil, Gas and Consumable Fuels — 0.3%
BCP Renaissance Parent LLC, 2017 Term Loan B, 6.24%, (3-month LIBOR plus 3.50%), 10/31/24	49,376	49,266
California Resources Corporation, 2017 1st Lien Term Loan, 7.25%, (1-month LIBOR plus 4.75%), 12/31/22	525,000	517,947
California Resources Corporation, Second Out Term Loan, 12.87%, (1-month LIBOR plus 10.38%), 12/31/21	25,000	26,422
Keane Group Holdings, LLC, 2018 1st Lien Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 5/25/25	49,625	47,929
Prairie ECI Acquiror LP, Term Loan B, 7.37%, (3-month LIBOR plus 4.75%), 3/11/26	125,000	125,521
		767,085
Pharmaceuticals†
HLF Financing S.a r.l., 2018 Term Loan B, 5.75%, (1-month LIBOR plus 3.25%), 8/18/25	74,625	74,829
Professional Services — 0.1%
Dun & Bradstreet Corporation (The), Term Loan, 7.49%, (1-month LIBOR plus 5.00%), 2/1/26	125,000	123,828
Specialty Retail†
Priso Acquisition Corporation, 2017 Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 5/8/22	22,952	22,199
Serta Simmons Bedding, LLC, 2nd Lien Term Loan, 10.49%, (1-month LIBOR plus 8.00%), 11/8/24	94,933	48,534
		70,733
Technology Hardware, Storage and Peripherals — 0.1%
Everi Payments Inc., Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 5/9/24	98,250	97,783

38

	Principal Amount/Shares	Value
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	$20,562	$20,057
		117,840
Trading Companies and Distributors — 0.1%
Foundation Building Materials Holding Company LLC, 2018 Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 8/13/25	124,688	122,583
HD Supply, Inc., Term Loan B5, 4.25%, (1-month LIBOR plus 1.75%), 10/17/23	99,749	98,727
HD Supply, Inc., Term Loan B5, 10/17/23(10)	50,000	49,488
		270,798
Transportation Infrastructure†
Syncreon Global Finance (US) Inc., Term Loan B, 6.99%, (3-month LIBOR plus 4.25%), 10/28/20	70,704	46,382
TOTAL BANK LOAN OBLIGATIONS (Cost $9,796,138)		9,605,929
PREFERRED STOCKS — 1.5%
Banks — 1.3%
Bank of America Corp., 6.25%	1,025,000	1,087,100
Bank of America Corp., 6.50%	100,000	108,563
Bank of America Corp., 6.30%	25,000	27,180
Bank of America Corp., 5.875%	75,000	76,209
Bank of Nova Scotia (The), 4.65%	50,000	46,346
Citigroup, Inc., 6.875%	1,749	47,345
Citigroup, Inc., 5.95%	250,000	254,521
Citigroup, Inc., 5.90%	425,000	433,217
Citigroup, Inc., 5.95%	25,000	25,255
Citigroup, Inc., 6.25%	150,000	158,015
JPMorgan Chase & Co., 6.10%	650,000	684,720
JPMorgan Chase & Co., 6.75%	156,000	171,119
JPMorgan Chase & Co., 6.125%	175,000	183,642
Wells Fargo & Co., 5.90%	50,000	51,177
		3,354,409
Capital Markets — 0.1%
Charles Schwab Corp. (The), 5.00%	150,000	141,221
Goldman Sachs Group, Inc. (The), 5.70%	25,000	25,031
Goldman Sachs Group, Inc. (The), 5.375%	50,000	50,448
		216,700
Oil, Gas and Consumable Fuels — 0.1%
Energy Transfer Operating LP, 6.25%	150,000	141,971
Energy Transfer Operating LP, 6.625%	50,000	47,606
Nine Point Energy Holdings (Acquired 3/28/17, Cost $18,000)(2)(6)	18	6,300
Plains All American Pipeline LP, 6.125%	75,000	70,423
Summit Midstream Partners LP, 9.50%	175,000	161,978
		428,278
Trading Companies and Distributors†
General Finance Corp., 8.125%	1,116	29,032
TOTAL PREFERRED STOCKS (Cost $4,035,754)		4,028,419

39

	Principal Amount/Shares	Value
CONVERTIBLE BONDS — 0.5%
Auto Components†
Exide Technologies, 7.00% PIK, 4/30/25 (Acquired 4/30/15 - 12/3/18, Cost $3,922)(2)	$18,243	$10,490
Banks — 0.5%
Barclays Bank plc, 7.625%, 11/21/22	200,000	217,617
Barclays plc, VRN, 7.75%(4)	200,000	200,457
Royal Bank of Scotland Group plc, VRN, 8.00%(4)	400,000	430,000
Royal Bank of Scotland Group plc, VRN, 8.625%(4)	400,000	427,000
		1,275,074
Machinery†
Meritor, Inc., VRDN, 4.00%, 2/15/27	75,000	75,375
Oil, Gas and Consumable Fuels†
Chesapeake Energy Corp., 5.50%, 9/15/26	25,000	23,227
TOTAL CONVERTIBLE BONDS (Cost $1,383,278)		1,384,166
COMMON STOCKS — 0.2%
Diversified Telecommunication Services†
Colt, Class B (Acquired 5/18/16, Cost $338)(2)(6)	676	—
Energy Equipment and Services†
Parker Drilling Co.(6)	2,027	38,003
Household Products†
Exide Technologies (Acquired 5/14/15, Cost $—)(2)(6)	162	221
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(6)	3,055	79,522
Metals and Mining — 0.1%
UC Holdings, Inc. (Acquired 9/21/15 - 9/30/15, Cost $103,222)(2)(6)	4,088	96,068
Oil, Gas and Consumable Fuels — 0.1%
Bonanza Creek Energy, Inc.(6)	2,979	67,594
Denbury Resources, Inc.(6)	14,404	29,528
Midstates Petroleum Co., Inc.(6)	34	332
Nine Point Energy (Acquired 6/19/17 - 4/4/18, Cost $12,544)(2)(6)	1,082	5,410
Riviera Resources Inc. / Linn(6)	821	11,486
Roan Resources, Inc.(6)	821	5,016
Sabine Oil & Gas Holdings, Inc. (Acquired 5/30/17, Cost $579)(2)(6)	13	331
Southcross Holdings GP, LLC, Class A (Acquired 5/10/16, Cost $360)(2)(6)	4	1,125
Southcross Holdings LP, Class A (Acquired 5/10/16, Cost $360)(2)(6)	4	1,125
Warren Resources, Inc. (Acquired 10/19/16, Cost $4,800)(2)(6)	960	960
		122,907
Software†
Avaya Holdings Corp.(6)	3,260	54,866
TOTAL COMMON STOCKS (Cost $413,054)		391,587

40

	Principal Amount/Shares	Value
ESCROW INTERESTS(11)†
Banks†
Washington Mutual Bank, Escrow(6)	$250,000	$3,000
Energy Equipment and Services†
Hercules Offshore, Inc., Escrow(6)	3,570	9,817
Sanjel Corp.(6)	200,000	—
		9,817
Industrial Conglomerates†
Claire's Stores, Inc., Escrow(6)	25,000	3,813
Multi-Utilities†
GenOn Energy(6)	25,000	—
GenOn Energy, Inc.(6)	75,000	—
Texas Competitive Electric Holdings Co., Escrow(6)	200,000	1,000
		1,000
Oil, Gas and Consumable Fuels†
Denver Parent, Escrow(6)	63,341	—
Paper and Forest Products†
Appvion, Inc., Escrow(6)	200,000	2,750
TOTAL ESCROW INTERESTS (Cost $608,246)		20,380
WARRANTS†
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(6)	1,215	2,661
Metals and Mining†
UC Holdings, Inc.(6)	600	5,400
Oil, Gas and Consumable Fuels†
Halcon Resources Corp.(6)	291	3
Midstates Petroleum Co., Inc.(6)	337	—
Sabine Oil & Gas Holdings, Inc.(6)	7	25
		28
Paper and Forest Products†
Appvion Holdings Corp.(6)	195	1
Appvion Holdings Corp.(6)	195	1
		2
TOTAL WARRANTS (Cost $5,596)		8,091
RIGHTS†
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(6) (Cost $—)	3,425	2,654
TEMPORARY CASH INVESTMENTS — 5.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $14,540,710)	14,540,710	14,540,710
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $266,121,607)		261,656,550
OTHER ASSETS AND LIABILITIES — 1.4%		3,737,771
TOTAL NET ASSETS — 100.0%		$265,394,321

41

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $126,228,444, which represented 47.6% of total net assets. Of these securities, 0.2% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $299,348, which represented 0.1% of total net assets.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	Perpetual maturity with no stated maturity date.

(5)	The security's rate was paid in cash at the last payment date.

(6)	Non-income producing.

(7)	Security is in default.

(8)	The security's rate was paid in kind or a combination of cash and in kind at the last payment date.

(9)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(10)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(11)
Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.

42

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $266,121,607)	$261,656,550
Cash	1,832,776
Receivable for investments sold	896,445
Receivable for capital shares sold	119,281
Interest and dividends receivable	4,388,799
268,893,851

Liabilities
Payable for investments purchased	2,980,178
Payable for capital shares redeemed	138,295
Accrued management fees	130,292
Distribution and service fees payable	224
Dividends payable	250,541
3,499,530

Net Assets	$265,394,321

Net Assets Consist of:
Capital paid in	$272,257,020
Distributable earnings	(6,862,699)
$265,394,321

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$16,795,955	1,801,280	$9.32
I Class	$24,825,239	2,664,510	$9.32
Y Class	$125,104,019	13,422,985	$9.32
A Class	$924,263	99,167	$9.32*
R5 Class	$145,824	15,646	$9.32
R6 Class	$97,599,021	10,476,725	$9.32
* Maximum offering price $9.76 (net asset value divided by 0.955).

See Notes to Financial Statements.

43

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$13,868,083
Dividends	27,873
13,895,956

Expenses:
Management fees	1,243,102
Distribution and service fees - A Class	1,267
Trustees' fees and expenses	14,379
1,258,748

Net investment income (loss)	12,637,208

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(734,555)
Change in net unrealized appreciation (depreciation) on investments	(2,934,223)

Net realized and unrealized gain (loss)	(3,668,778)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,968,430

See Notes to Financial Statements.

44

Statement of Changes in Net Assets

YEAR ENDED MARCH 31, 2019, SIX MONTHS ENDED MARCH 31, 2018 AND YEAR ENDED SEPTEMBER 30, 2017
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018(1)	September 30, 2017
Operations
Net investment income (loss)	$12,637,208	$4,082,785	$6,292,640
Net realized gain (loss)	(734,555)	1,256	979,351
Change in net unrealized appreciation (depreciation)	(2,934,223)	(3,850,461)	1,948,590
Net increase (decrease) in net assets resulting from operations	8,968,430	233,580	9,220,581

Distributions to Shareholders
From earnings:
Investor Class	(508,506)	(17,318)	—
I Class	(1,055,650)	(75,164)	—
Y Class	(8,469,757)	(4,069,530)	(6,179,656)
A Class	(28,080)	(140)	—
R5 Class	(1,119)	(151)	—
R6 Class	(2,574,115)	(33,104)	—
Decrease in net assets from distributions	(12,637,227)	(4,195,407)	(6,179,656)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	110,962,398	34,648,257	30,176,641

Net increase (decrease) in net assets	107,293,601	30,686,430	33,217,566

Net Assets
Beginning of period	158,100,720	127,414,290	94,196,724
End of period	$265,394,321	$158,100,720	$127,414,290

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

45

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, R5 Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the Investor Class, I Class, A Class, R5 Class and R6 Class commenced on October 2, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

47

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $192,534,504 and $84,032,928, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Six months ended March 31, 2018(1)(2)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class					N/A
Sold	2,492,048	$23,300,470	188,709	$1,808,267
Issued in reinvestment of distributions	52,841	489,784	1,747	16,651
Redeemed	(892,212)	(8,164,840)	(41,853)	(398,770)
	1,652,677	15,625,414	148,603	1,426,148
I Class					N/A
Sold	3,242,753	30,328,252	854,014	8,160,249
Issued in reinvestment of distributions	112,632	1,045,262	7,915	75,164
Redeemed	(1,548,171)	(14,267,881)	(4,633)	(43,805)
	1,807,214	17,105,633	857,296	8,191,608
Y Class
Sold	7,276,212	67,726,650	2,826,105	27,188,837	12,790,918	$123,058,806
Issued in reinvestment of distributions	617,896	5,767,299	290,458	2,780,975	133,112	1,282,705
Redeemed	(9,503,262)	(86,541,386)	(1,252,780)	(11,991,479)	(9,753,965)	(94,164,870)
	(1,609,154)	(13,047,437)	1,863,783	17,978,333	3,170,065	30,176,641
A Class					N/A
Sold	146,952	1,360,626	517	5,008
Issued in reinvestment of distributions	2,782	25,721	14	132
Redeemed	(51,098)	(471,216)	—	—
	98,636	915,131	531	5,140
R5 Class					N/A
Sold	15,018	139,588	516	5,000
Issued in reinvestment of distributions	120	1,119	16	151
Redeemed	(24)	(223)	—	—
	15,114	140,484	532	5,151
R6 Class					N/A
Sold	11,750,108	108,674,614	735,928	7,008,773
Issued in reinvestment of distributions	276,052	2,551,007	3,514	33,104
Redeemed	(2,288,877)	(21,002,448)	—	—
	9,737,283	90,223,173	739,442	7,041,877
Net increase (decrease)	11,701,770	$110,962,398	3,610,187	$34,648,257	3,170,065	$30,176,641

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

(2)	October 2, 2017 (commencement of sale) through March 31, 2018 for Investor Class, I Class, A Class, R5 Class and R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$231,674,614	—
Bank Loan Obligations	—	9,605,929	—
Preferred Stocks	$47,345	3,981,074	—
Convertible Bonds	—	1,384,166	—
Common Stocks	391,587	—	—
Escrow Interests	—	20,380	—
Warrants	—	8,091	—
Rights	—	2,654	—
Temporary Cash Investments	14,540,710	—	—
	$14,979,642	$246,676,908	—

7. Risk Factors

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

8. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2019, the six months ended March 31, 2018 and the year ended September 30, 2017 were as follows:

	March 31, 2019	March 31, 2018(1)	September 30, 2017
Distributions Paid From
Ordinary income	$12,637,227	$4,195,407	$6,179,656
Long-term capital gains	—	—	—

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$266,682,474
Gross tax appreciation of investments	$4,227,792
Gross tax depreciation of investments	(9,253,716)
Net tax appreciation (depreciation) of investments	$(5,025,924)
Other book-to-tax adjustments	$(77,396)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(471,117)
Accumulated long-term capital losses	$(1,288,262)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Reorganization

On September 15, 2017, the Nomura High Yield Fund shareholders approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Nomura High Yield Fund, a series issued by The Advisors’ Inner Circle Fund III, were transferred to High Income Fund, a newly organized series issued by the trust, with no investment operations prior to the reorganization, in exchange for shares of High Income Fund. The transaction will allow the Nomura High Yield Fund’s shareholders to access American Century Investment’s capabilities and operational infrastructure in terms of shareholder servicing, relationship management, and product support, and benefit from their expanded resources in the areas of multi-channel distribution and relationship management. The financial statements and performance history of Nomura High Yield Fund survived after the reorganization and the fiscal year end was changed from September 30 to March 31. The reorganization was effective on October 2, 2017.

Prior to the reorganization, the fund’s investment advisor was Nomura Asset Management U.S.A. Inc. and the fund paid an annual investment advisory fee of 0.50%. The fund was also charged a variety of other fees, including an administration and accounting fee, transfer agent fee, pricing fee, legal fee, registration fee and other expenses. Nomura Asset Management U.S.A. Inc. contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 0.575% of the fund’s average daily net assets. Nomura Asset Management U.S.A. Inc. had an agreement with NCRAM to subadvise the fund and paid the NCRAM out of their investment advisory fee.

The reorganization was accomplished by a tax-free exchange of shares between Nomura High Yield Fund - Class I and High Income Fund - Y Class. On October 2, 2017, Nomura High Yield Fund exchanged its shares for shares of High Income Fund as follows:

Original Fund/Class	Shares Exchanged	Net Assets	New Fund/Class	Shares Received	Net Assets
Nomura High Yield Fund – Class I	13,168,356	$127,414,290	High Income Fund – Y Class	13,168,356	$127,414,290

Because High Income Fund was a newly organized series with no investment operations prior to the reorganization and the reorganization was effective at the commencement of High Income Fund’s fiscal year, it is not practicable to present proforma results of operations during the period or separate the amounts of revenue and earnings of Nomura High Yield Fund that have been included in High Income Fund’s Statement of Operations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.43	0.53	(0.11)	0.42	(0.53)	—	(0.53)	$9.32	4.65%	0.78%	0.78%	5.73%	43%	$16,796
2018(3)	$9.68	0.27	(0.24)	0.03	(0.28)	—	(0.28)	$9.43	0.29%	0.78%(4)	0.78%(4)	5.70%(4)	26%	$1,401
I Class
2019	$9.42	0.54	(0.10)	0.44	(0.54)	—	(0.54)	$9.32	4.86%	0.68%	0.68%	5.83%	43%	$24,825
2018(3)	$9.68	0.27	(0.25)	0.02	(0.28)	—	(0.28)	$9.42	0.23%	0.68%(4)	0.68%(4)	5.80%(4)	26%	$8,078
Y Class
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.97%	0.58%	0.58%	5.93%	43%	$125,104
2018(5)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$141,643
2017	$9.42	0.56	0.24	0.80	(0.54)	—	(0.54)	$9.68	8.74%	0.58%	1.00%	5.83%(6)	81%	$127,414
2016	$8.95	0.58	0.46	1.04	(0.57)(7)	—	(0.57)	$9.42	12.15%	0.61%	1.49%	6.37%(6)	116%	$94,197
2015	$10.24	0.65	(1.11)	(0.46)	(0.65)	(0.18)	(0.83)	$8.95	(4.79)%	0.71%	2.95%	6.62%(6)	106%	$34,075
2014	$10.23	0.65	0.20	0.85	(0.70)	(0.14)	(0.84)	$10.24	8.50%	0.85%	2.60%	6.24%(6)	114%	$50,820
A Class
2019	$9.42	0.51	(0.10)	0.41	(0.51)	—	(0.51)	$9.32	4.50%	1.03%	1.03%	5.48%	43%	$924
2018(3)	$9.68	0.26	(0.25)	0.01	(0.27)	—	(0.27)	$9.42	0.06%	1.03%(4)	1.03%(4)	5.45%(4)	26%	$5
R5 Class
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.96%	0.58%	0.58%	5.93%	43%	$146
2018(3)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.27%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$9.42	0.56	(0.10)	0.46	(0.56)	—	(0.56)	$9.32	5.02%	0.53%	0.53%	5.98%	43%	$97,599
2018(3)	$9.68	0.26	(0.23)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.53%(4)	0.53%(4)	5.95%(4)	26%	$6,969

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 2, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)
October 1, 2017 through March 31, 2018. The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period. For the years before March 31, 2018, the fund's fiscal year end was September 30.

(6)	The ratio of net investment income (loss) to average net assets would have been lower if a portion of the fees had not been waived and/or reimbursed.

(7)	Per-share amount includes a distribution from tax return of capital of less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for the year ended March 31, 2019 and for the six months ended March 31, 2018, including the related notes, and the financial highlights for the year ended March 31, 2019 and the periods ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended March 31, 2019 and for the six months ended March 31, 2018, and the financial highlights for the year ended March 31, 2019 and the periods ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended on September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2019.

For corporate taxpayers, the fund hereby designates $26,380, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2019 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 1905

Annual Report

March 31, 2019

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	4.91%	3.16%	8.42%	—	9/30/97
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	5.93%	4.68%	11.20%	—	—
I Class	AHYHX	5.01%	—	—	3.60%	4/10/17
Y Class	AHYLX	5.12%	—	—	3.70%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		4.65%	2.94%	8.17%	—
With sales charge		-0.01%	2.01%	7.68%	—
C Class	AHDCX	3.87%	2.14%	7.35%	—	12/10/01
R Class	AHYRX	4.39%	2.65%	7.88%	—	7/29/05
R5 Class	ACYIX	5.12%	3.40%	8.66%	—	8/2/04
R6 Class	AHYDX	5.17%	3.42%	—	4.03%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $22,454

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $28,935

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.86%	0.76%	0.66%	1.11%	1.86%	1.36%	0.66%	0.61%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka and Gavin Fleischman

Effective October 31, 2018, Dave MacEwen left the portfolio management team ahead of his
December 31, 2018, retirement.

Performance Summary

High-Yield returned 4.91%* for the 12 months ended March 31, 2019, compared with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which gained 5.93%. Fund returns reflect operating expenses, while index returns do not.

The fund’s results reflect the positive performance of higher-yielding, lower-quality securities, as risk-on investing reigned during much of the period. The fiscal year witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. Investors fled risk assets in favor of U.S. Treasuries and other perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. While this news triggered a sharp rally among Treasuries, it also extended the rally among higher-risk assets. Overall, the broad U.S. fixed-income market advanced for the entire 12-month period, and high-yield securities generally outperformed higher-quality bonds. Relative to the index, our more-defensive positioning and security selection primarily accounted for the portfolio’s underperformance.

Defensive Positioning, Security Selection Detracted

Overall, the portfolio’s larger-than-average cash position was the primary detractor on a relative basis. Although our cash holdings provided some downside protection during the sell-off in risk assets in late 2018, they weighed on performance in early 2019 as high-yield bonds rallied. In another defensive strategy, we maintained an underweight position in securities with CCC credit ratings. This weighed on relative results, as lower-quality securities rebounded late in the period and were top performers overall.

Security selection also detracted from relative performance. In particular, our selections among independent energy producers dragged down results, as declining oil prices in 2018 provided

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

a headwind for energy-sector companies. Despite the oil price rebound in early 2019, some of our exploration and production companies continued to struggle, due to their smaller scale and limited financial flexibility. We repositioned the portfolio’s exposure in this industry. Additionally, our selections among pharmaceutical companies also hurt performance. On the positive side, our selections among oil field services companies contributed to relative performance.

Sector Allocation Aided Performance

Our sector allocations added value. In particular, an overweight position in the pharmaceuticals sector and underweight positions in the automotive, oil field services and consumer cyclical sectors lifted relative performance.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%. We expect the yield curve to remain relatively flat, and we do not believe the brief inversion of the curve earlier this year indicates an impending recession.

In the wake of the first-quarter rally among high-yield bonds, valuations appear high. We believe this factor combined with our outlook for modest U.S. growth and weaker global growth warrant a continued underweight to bonds with CCC credit ratings. We continue to find value among securities with B credit ratings, which we believe offer better risk/reward profiles. As the environment evolves, our bottom-up security selection process, which strives to identify bonds with attractive yields, solid balance sheets and good fundamentals trading at attractive valuations, will remain a key factor in seeking strong relative performance.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	2.9 years
Weighted Average Life to Maturity	5.1 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	89.9%
Bank Loan Obligations	2.2%
Exchange-Traded Funds	1.1%
Asset-Backed Securities	0.3%
Sovereign Governments and Agencies	0.2%
Temporary Cash Investments	10.4%
Temporary Cash Investments - Securities Lending Collateral	9.7%
Other Assets and Liabilities	(13.8)%*
*Amount relates primarily to payable for collateral received for securities on loan.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,015.60	$3.92	0.78%
I Class	$1,000	$1,016.10	$3.42	0.68%
Y Class	$1,000	$1,016.60	$2.92	0.58%
A Class	$1,000	$1,014.30	$5.17	1.03%
C Class	$1,000	$1,010.50	$8.92	1.78%
R Class	$1,000	$1,011.20	$6.42	1.28%
R5 Class	$1,000	$1,016.60	$2.92	0.58%
R6 Class	$1,000	$1,016.90	$2.67	0.53%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
C Class	$1,000	$1,016.06	$8.95	1.78%
R Class	$1,000	$1,018.55	$6.44	1.28%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 89.9%
Aerospace and Defense — 2.5%
Arconic, Inc., 6.15%, 8/15/20	$500,000	$517,002
Arconic, Inc., 5.40%, 4/15/21	105,000	108,327
Arconic, Inc., 5.125%, 10/1/24	175,000	179,649
Bombardier, Inc., 8.75%, 12/1/21(1)	160,000	177,400
Bombardier, Inc., 5.75%, 3/15/22(1)(2)	215,000	221,181
Bombardier, Inc., 6.00%, 10/15/22(1)	185,000	187,544
Bombardier, Inc., 7.50%, 3/15/25(1)(2)	305,000	315,294
TransDigm, Inc., 6.00%, 7/15/22	160,000	162,973
TransDigm, Inc., 6.25%, 3/15/26(1)	1,000,000	1,040,000
TransDigm, Inc., 6.375%, 6/15/26	520,000	516,672
		3,426,042
Air Freight and Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	180,000	184,635
Airlines — 0.6%
American Airlines Group, Inc., 4.625%, 3/1/20(1)(2)	275,000	277,585
United Continental Holdings, Inc., 5.00%, 2/1/24	555,000	560,550
		838,135
Auto Components — 0.6%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22(2)	139,000	142,649
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23(2)	540,000	541,350
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	160,000	155,643
		839,642
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	300,000	286,959
Banks — 0.3%
CIT Group, Inc., 5.00%, 8/1/23	250,000	262,812
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	130,000	138,711
		401,523
Building Products — 0.4%
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	289,000	285,749
USG Corp., 5.50%, 3/1/25(1)	280,000	285,390
		571,139
Capital Markets — 0.4%
MSCI, Inc., 5.75%, 8/15/25(1)	500,000	527,500
Chemicals — 2.3%
CF Industries, Inc., 3.45%, 6/1/23	413,000	402,159
Element Solutions, Inc., 5.875%, 12/1/25(1)(2)	370,000	372,719
Hexion, Inc., 6.625%, 4/15/20	405,000	339,188
Huntsman International LLC, 5.125%, 11/15/22	195,000	204,263
INEOS Group Holdings SA, 5.625%, 8/1/24(1)(2)	425,000	426,062
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	500,000	493,125

10

	Principal Amount	Value
Olin Corp., 5.125%, 9/15/27	$360,000	$365,850
Tronox Finance plc, 5.75%, 10/1/25(1)	680,000	633,250
		3,236,616
Commercial Services and Supplies — 2.0%
ADT Security Corp. (The), 6.25%, 10/15/21	355,000	374,188
Covanta Holding Corp., 5.875%, 3/1/24	606,000	622,665
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)(2)	140,000	140,175
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	355,000	353,225
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	379,000	398,898
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)(3)	500,000	501,250
RR Donnelley & Sons Co., 6.00%, 4/1/24	415,000	422,262
		2,812,663
Communications Equipment — 0.6%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	70,000	68,317
CommScope Technologies LLC, 5.00%, 3/15/27(1)	285,000	253,416
CommScope, Inc., 5.50%, 6/15/24(1)	238,000	233,918
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)	305,000	316,193
		871,844
Construction Materials — 0.3%
Standard Industries, Inc., 6.00%, 10/15/25(1)	375,000	394,534
Consumer Finance — 1.9%
Ally Financial, Inc., 8.00%, 3/15/20	700,000	733,250
Ally Financial, Inc., 8.00%, 11/1/31	210,000	261,712
Navient Corp., 5.00%, 10/26/20	60,000	60,975
Navient Corp., 5.50%, 1/25/23	705,000	708,525
Navient Corp., MTN, 6.125%, 3/25/24	140,000	140,525
Springleaf Finance Corp., 6.125%, 3/15/24	750,000	768,735
		2,673,722
Containers and Packaging — 3.7%
ARD Finance SA, 7.125% Cash or 7.875% PIK, 9/15/23(4)	780,000	780,975
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	415,000	416,038
Ball Corp., 5.00%, 3/15/22	205,000	213,200
Ball Corp., 4.00%, 11/15/23	90,000	90,900
Ball Corp., 5.25%, 7/1/25	250,000	262,500
Berry Global, Inc., 5.50%, 5/15/22	100,000	101,875
Berry Global, Inc., 5.125%, 7/15/23	330,000	336,188
BWAY Holding Co., 5.50%, 4/15/24(1)	480,000	478,344
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	645,000	653,062
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	240,000	252,276
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	109,159	109,705
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	390,000	396,825
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	535,000	552,120

11

	Principal Amount	Value
Sealed Air Corp., 5.125%, 12/1/24(1)	$440,000	$458,022
		5,102,030
Diversified Financial Services — 1.2%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	100,000	101,075
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	405,000	411,533
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	750,000	816,690
Voya Financial, Inc., VRN, 5.65%, 5/15/53	350,000	345,266
		1,674,564
Diversified Telecommunication Services — 5.7%
Altice France SA, 7.375%, 5/1/26(1)	615,000	604,237
CenturyLink, Inc., 5.625%, 4/1/20	655,000	670,026
CenturyLink, Inc., 5.80%, 3/15/22	360,000	369,450
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)(2)	195,000	180,488
Frontier Communications Corp., 10.50%, 9/15/22	235,000	180,363
Frontier Communications Corp., 7.125%, 1/15/23	555,000	339,937
Frontier Communications Corp., 6.875%, 1/15/25	450,000	244,688
Frontier Communications Corp., 11.00%, 9/15/25(2)	55,000	36,516
Hughes Satellite Systems Corp., 5.25%, 8/1/26	480,000	478,200
Inmarsat Finance plc, 4.875%, 5/15/22(1)	175,000	178,535
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)	560,000	571,368
Level 3 Financing, Inc., 5.375%, 8/15/22	345,000	347,587
Level 3 Financing, Inc., 5.375%, 5/1/25	185,000	187,738
Level 3 Financing, Inc., 5.25%, 3/15/26	850,000	850,000
Sprint Capital Corp., 6.875%, 11/15/28	280,000	269,850
Sprint Capital Corp., 8.75%, 3/15/32	280,000	296,128
Telecom Italia Capital SA, 6.375%, 11/15/33	750,000	727,500
Virgin Media Finance plc, 5.75%, 1/15/25(1)	640,000	653,600
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	315,000	320,512
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	380,000	380,114
		7,886,837
Energy Equipment and Services — 2.2%
Ensco plc, 8.00%, 1/31/24(2)	488,000	447,740
Ensco plc, 5.20%, 3/15/25(2)	145,000	113,144
Nabors Industries, Inc., 4.625%, 9/15/21	360,000	357,300
Noble Holding International Ltd., 7.75%, 1/15/24	115,000	104,115
Precision Drilling Corp., 5.25%, 11/15/24	375,000	352,500
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	250,000	260,625
Transocean, Inc., 9.00%, 7/15/23(1)	870,000	930,900
Weatherford International Ltd., 7.75%, 6/15/21(2)	290,000	261,000
Weatherford International Ltd., 9.875%, 2/15/24	250,000	181,250
		3,008,574
Entertainment — 2.0%
AMC Entertainment Holdings, Inc., 5.875%, 2/15/22(2)	140,000	142,625
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25(2)	140,000	131,397
Cinemark USA, Inc., 5.125%, 12/15/22	165,000	168,094
Netflix, Inc., 5.875%, 11/15/28(1)	500,000	529,375

12

	Principal Amount	Value
UPCB Finance IV Ltd., 5.375%, 1/15/25(1)	$315,000	$320,512
WMG Acquisition Corp., 5.625%, 4/15/22(1)	461,000	467,339
Ziggo Bond Co. BV, 5.875%, 1/15/25(1)	290,000	287,100
Ziggo BV, 5.50%, 1/15/27(1)	675,000	669,937
		2,716,379
Equity Real Estate Investment Trusts (REITs) — 2.0%
Equinix, Inc., 5.375%, 5/15/27	520,000	546,000
Iron Mountain, Inc., 5.75%, 8/15/24	395,000	399,937
Iron Mountain, Inc., 4.875%, 9/15/27(1)	500,000	482,500
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	475,000	498,156
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	280,000	281,400
SBA Communications Corp., 4.875%, 7/15/22	415,000	421,744
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	140,000	133,042
		2,762,779
Food and Staples Retailing — 0.6%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 6.625%, 6/15/24	595,000	603,925
Rite Aid Corp., 6.125%, 4/1/23(1)	335,000	278,888
		882,813
Food Products — 2.1%
B&G Foods, Inc., 5.25%, 4/1/25(2)	260,000	250,250
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(1)	210,000	212,520
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	280,000	288,750
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	45,000	46,294
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	460,000	465,750
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	755,000	766,325
Post Holdings, Inc., 5.00%, 8/15/26(1)	935,000	912,793
		2,942,682
Gas Utilities — 2.5%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	245,000	277,169
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	85,000	92,650
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	450,000	473,062
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	140,000	144,200
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	460,000	473,800
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	135,000	138,713
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	810,000	781,650
NuStar Logistics LP, 4.75%, 2/1/22	155,000	156,550
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	471,000	470,411
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	461,000	472,525
		3,480,730

13

	Principal Amount	Value
Health Care Equipment and Supplies — 0.7%
Hologic, Inc., 4.375%, 10/15/25(1)	$500,000	$499,900
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)(2)	265,000	221,275
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50%, 4/15/25(1)(2)	145,000	113,825
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	175,000	166,687
		1,001,687
Health Care Providers and Services — 6.1%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	100,000	100,750
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	290,000	293,263
Centene Corp., 4.75%, 1/15/25	700,000	715,750
CHS / Community Health Systems, Inc., 5.125%, 8/1/21(2)	270,000	266,787
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	180,000	120,600
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	575,000	541,937
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)(2)	85,000	63,776
CHS / Community Health Systems, Inc., VRN, 11.00%, 6/30/23(1)(2)	315,000	258,498
DaVita, Inc., 5.125%, 7/15/24	532,000	526,680
DaVita, Inc., 5.00%, 5/1/25	595,000	572,390
Encompass Health Corp., 5.75%, 11/1/24	275,000	279,469
Envision Healthcare Corp., 8.75%, 10/15/26(1)(2)	300,000	268,125
HCA, Inc., 5.00%, 3/15/24	190,000	201,410
HCA, Inc., 5.375%, 2/1/25	695,000	738,437
HCA, Inc., 7.69%, 6/15/25	500,000	568,750
HCA, Inc., 4.50%, 2/15/27	480,000	494,101
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(1)	375,000	382,969
Team Health Holdings, Inc., 6.375%, 2/1/25(1)(2)	230,000	187,738
Tenet Healthcare Corp., 8.125%, 4/1/22	470,000	507,412
Tenet Healthcare Corp., 6.75%, 6/15/23(2)	780,000	806,325
Tenet Healthcare Corp., 5.125%, 5/1/25	500,000	503,775
		8,398,942
Hotels, Restaurants and Leisure — 6.0%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	500,000	495,150
Boyd Gaming Corp., 6.875%, 5/15/23	288,000	300,240
Boyd Gaming Corp., 6.375%, 4/1/26	350,000	363,562
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	600,000	580,500
Eldorado Resorts, Inc., 7.00%, 8/1/23	600,000	629,346
Golden Nugget, Inc., 6.75%, 10/15/24(1)	610,000	614,575
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	510,000	510,316
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	455,000	460,687
International Game Technology plc, 6.50%, 2/15/25(1)	585,000	611,325
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	460,000	474,950
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)	250,000	252,969
MGM Resorts International, 6.00%, 3/15/23	350,000	370,125

14

	Principal Amount	Value
MGM Resorts International, 4.625%, 9/1/26	$280,000	$273,700
Penn National Gaming, Inc., 5.625%, 1/15/27(1)(2)	680,000	663,000
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	260,000	261,300
Scientific Games International, Inc., 6.25%, 9/1/20	445,000	447,225
Scientific Games International, Inc., 10.00%, 12/1/22	158,000	166,888
Station Casinos LLC, 5.00%, 10/1/25(1)	100,000	98,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	605,000	598,950
Yum! Brands, Inc., 3.75%, 11/1/21	200,000	201,250
		8,374,808
Household Durables — 3.2%
Beazer Homes USA, Inc., 7.25%, 2/1/23	15,000	14,475
Beazer Homes USA, Inc., 5.875%, 10/15/27(2)	330,000	289,575
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	340,000	342,975
Century Communities, Inc., 6.875%, 5/15/22	235,000	240,288
Lennar Corp., 4.50%, 4/30/24	695,000	706,606
Meritage Homes Corp., 7.00%, 4/1/22	110,000	118,113
Meritage Homes Corp., 5.125%, 6/6/27	730,000	709,706
PulteGroup, Inc., 5.50%, 3/1/26	465,000	481,856
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	355,000	351,450
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(1)	715,000	713,212
William Lyon Homes, Inc., 5.875%, 1/31/25	570,000	538,650
		4,506,906
Household Products — 0.5%
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	365,000	362,719
Spectrum Brands, Inc., 5.75%, 7/15/25	325,000	329,062
		691,781
Independent Power and Renewable Electricity Producers — 1.5%
Calpine Corp., 5.375%, 1/15/23	645,000	647,419
NRG Energy, Inc., 6.25%, 5/1/24	230,000	237,763
NRG Energy, Inc., 7.25%, 5/15/26	530,000	585,088
Vistra Energy Corp., 7.375%, 11/1/22	405,000	421,200
Vistra Energy Corp., 7.625%, 11/1/24	122,000	129,322
		2,020,792
Insurance — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	300,000	311,466
Genworth Holdings, Inc., 7.625%, 9/24/21	315,000	305,550
Liberty Mutual Group, Inc., VRN, 5.52%, (3-month LIBOR plus 2.91%), 3/7/67(1)	670,000	635,787
		1,252,803
Interactive Media and Services — 0.4%
IAC/InterActiveCorp, 4.75%, 12/15/22	130,000	128,375
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)(2)	520,000	464,558
		592,933

15

	Principal Amount	Value
IT Services — 0.5%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	$290,000	$306,313
First Data Corp., 5.75%, 1/15/24(1)	410,000	423,120
		729,433
Life Sciences Tools and Services — 0.4%
IQVIA, Inc., 4.875%, 5/15/23(1)	75,000	76,695
IQVIA, Inc., 5.00%, 10/15/26(1)	485,000	498,037
		574,732
Marine — 0.4%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	525,000	511,875
Media — 9.2%
Altice Financing SA, 6.625%, 2/15/23(1)	430,000	440,750
Altice Financing SA, 7.50%, 5/15/26(1)	505,000	501,213
Altice Luxembourg SA, 7.625%, 2/15/25(1)(2)	470,000	413,600
AMC Networks, Inc., 4.75%, 8/1/25	730,000	726,350
Cablevision Systems Corp., 5.875%, 9/15/22	705,000	738,487
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	625,000	646,875
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	880,000	924,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	515,000	519,506
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	205,000	210,381
CSC Holdings LLC, 6.75%, 11/15/21	565,000	605,256
CSC Holdings LLC, 5.375%, 7/15/23(1)	460,000	469,775
CSC Holdings LLC, 6.625%, 10/15/25(1)	200,000	212,500
CSC Holdings LLC, 5.50%, 5/15/26(1)	245,000	252,424
CSC Holdings LLC, 5.50%, 4/15/27(1)	485,000	496,470
DISH DBS Corp., 5.125%, 5/1/20	200,000	201,750
DISH DBS Corp., 5.00%, 3/15/23(2)	435,000	393,131
DISH DBS Corp., 5.875%, 11/15/24	630,000	531,563
Gray Television, Inc., 5.125%, 10/15/24(1)	475,000	477,375
Gray Television, Inc., 5.875%, 7/15/26(1)	455,000	464,191
Lamar Media Corp., 5.00%, 5/1/23	290,000	295,438
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	635,000	646,112
Sinclair Television Group, Inc., 5.625%, 8/1/24(1)	485,000	490,456
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	315,000	320,119
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	350,000	360,500
TEGNA, Inc., 5.125%, 7/15/20	80,000	80,300
TEGNA, Inc., 5.50%, 9/15/24(1)	415,000	420,706
Unitymedia GmbH, 6.125%, 1/15/25(1)	265,000	276,369
Univision Communications, Inc., 5.125%, 2/15/25(1)	375,000	351,094
Videotron Ltd., 5.00%, 7/15/22	280,000	289,800
		12,756,491
Metals and Mining — 4.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	410,000	435,625
Allegheny Technologies, Inc., 5.95%, 1/15/21	715,000	736,450
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	830,000	796,800

16

	Principal Amount	Value
Constellium NV, 6.625%, 3/1/25(1)(2)	$835,000	$853,787
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)(2)	305,000	308,050
Freeport-McMoRan, Inc., 3.55%, 3/1/22	375,000	371,719
Freeport-McMoRan, Inc., 5.40%, 11/14/34	655,000	599,325
Novelis Corp., 5.875%, 9/30/26(1)	780,000	778,050
Steel Dynamics, Inc., 5.00%, 12/15/26	360,000	368,550
Teck Resources Ltd., 6.25%, 7/15/41(2)	465,000	498,228
United States Steel Corp., 6.875%, 8/15/25	100,000	98,250
		5,844,834
Multi-Utilities — 0.3%
Talen Energy Supply LLC, 6.50%, 6/1/25(2)	390,000	345,150
Oil, Gas and Consumable Fuels — 8.8%
Antero Resources Corp., 5.125%, 12/1/22	255,000	257,308
Antero Resources Corp., 5.625%, 6/1/23	155,000	157,713
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21(2)	235,000	230,888
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23(2)	235,000	232,067
Cheniere Energy Partners LP, 5.25%, 10/1/25	500,000	513,125
Chesapeake Energy Corp., 8.00%, 1/15/25(2)	605,000	620,125
CNX Resources Corp., 5.875%, 4/15/22	429,000	430,072
Denbury Resources, Inc., 9.00%, 5/15/21(1)	255,000	249,263
Denbury Resources, Inc., 4.625%, 7/15/23	220,000	140,162
Diamondback Energy, Inc., 4.75%, 11/1/24	385,000	395,029
EnLink Midstream Partners LP, 4.85%, 7/15/26	700,000	697,375
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	530,000	295,475
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21(2)	80,000	70,500
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22(2)	90,000	78,975
Gulfport Energy Corp., 6.00%, 10/15/24	105,000	95,827
Gulfport Energy Corp., 6.375%, 5/15/25	410,000	372,587
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(1)	240,000	237,000
Laredo Petroleum, Inc., 6.25%, 3/15/23(2)	285,000	255,788
MEG Energy Corp., 7.00%, 3/31/24(1)	135,000	126,563
MEG Energy Corp., 6.50%, 1/15/25(1)	355,000	351,006
Murphy Oil Corp., 4.45%, 12/1/22	360,000	364,724
Newfield Exploration Co., 5.75%, 1/30/22	180,000	192,326
Oasis Petroleum, Inc., 6.875%, 3/15/22	500,000	506,250
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(1)	580,000	582,900
QEP Resources, Inc., 5.375%, 10/1/22	565,000	554,406
Range Resources Corp., 5.75%, 6/1/21	180,000	183,600
Range Resources Corp., 5.00%, 8/15/22	415,000	412,925
SM Energy Co., 5.00%, 1/15/24(2)	365,000	339,450
Southwestern Energy Co., 6.20%, 1/23/25	555,000	548,062
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	185,000	181,134
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	550,000	534,875
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	850,000	843,625
Whiting Petroleum Corp., 5.75%, 3/15/21	510,000	518,415

17

	Principal Amount	Value
WPX Energy, Inc., 6.00%, 1/15/22	$415,000	$432,637
WPX Energy, Inc., 8.25%, 8/1/23	235,000	265,550
		12,267,727
Personal Products — 0.2%
Avon Products, Inc., 7.00%, 3/15/23(2)	280,000	274,750
Pharmaceuticals — 2.7%
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	570,000	574,891
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	700,000	694,750
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)	800,000	820,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	465,000	360,375
Horizon Pharma USA, Inc., 6.625%, 5/1/23	415,000	428,658
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	500,000	476,965
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	420,000	343,795
		3,699,434
Road and Rail — 0.3%
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	460,000	472,604
Semiconductors and Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.00%, 7/1/24(2)	181,000	189,938
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	455,000	462,566
Sensata Technologies BV, 5.00%, 10/1/25(1)	138,000	142,140
		794,644
Software — 0.7%
Infor US, Inc., 6.50%, 5/15/22	513,000	521,977
Symantec Corp., 4.20%, 9/15/20	500,000	507,755
		1,029,732
Specialty Retail — 2.9%
Herc Rentals, Inc., 7.50%, 6/1/22(1)	245,000	256,025
Hertz Corp. (The), 5.875%, 10/15/20	125,000	125,125
Hertz Corp. (The), 7.375%, 1/15/21(2)	230,000	230,000
Hertz Corp. (The), 6.25%, 10/15/22(2)	235,000	223,250
L Brands, Inc., 5.625%, 2/15/22	525,000	547,313
Party City Holdings, Inc., 6.125%, 8/15/23(1)(2)	180,000	182,700
PetSmart, Inc., 7.125%, 3/15/23(1)	380,000	285,000
PetSmart, Inc., 5.875%, 6/1/25(1)	180,000	151,650
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	280,000	282,275
Sonic Automotive, Inc., 5.00%, 5/15/23(2)	235,000	226,775
United Rentals North America, Inc., 5.75%, 11/15/24	800,000	825,000
United Rentals North America, Inc., 5.50%, 7/15/25	170,000	174,250
United Rentals North America, Inc., 5.50%, 5/15/27	555,000	561,937
		4,071,300
Technology Hardware, Storage and Peripherals — 2.0%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	265,000	270,076
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)(2)	335,000	355,236
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	250,000	254,975
EMC Corp., 2.65%, 6/1/20	500,000	496,369
NCR Corp., 5.00%, 7/15/22	380,000	380,950
Western Digital Corp., 4.75%, 2/15/26	340,000	325,125

18

	Principal Amount	Value
Xerox Corp., 4.50%, 5/15/21	$700,000	$710,500
		2,793,231
Textiles, Apparel and Luxury Goods — 0.3%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	475,000	478,658
Trading Companies and Distributors — 0.3%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	370,000	352,888
Wireless Telecommunication Services — 2.6%
Sprint Corp., 7.25%, 9/15/21	585,000	615,712
Sprint Corp., 7.875%, 9/15/23	380,000	399,950
Sprint Corp., 7.125%, 6/15/24	550,000	559,625
Sprint Corp., 7.625%, 2/15/25	280,000	286,300
T-Mobile USA, Inc., 6.00%, 3/1/23	350,000	360,500
T-Mobile USA, Inc., 6.375%, 3/1/25	355,000	370,549
T-Mobile USA, Inc., 6.50%, 1/15/26	445,000	476,150
T-Mobile USA, Inc., 4.75%, 2/1/28	500,000	497,500
		3,566,286
TOTAL CORPORATE BONDS (Cost $125,187,323)		124,926,763
BANK LOAN OBLIGATIONS(5) — 2.2%
Diversified Telecommunication Services — 0.6%
CenturyLink, Inc., 2017 Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 1/31/25	281,629	276,703
Level 3 Financing Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	200,000	197,937
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	300,000	298,770
		773,410
Health Care Providers and Services — 0.7%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 2/16/23(6)	500,000	496,875
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	495,000	495,042
		991,917
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	155,358	153,157
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	192,717	189,986
		343,143
Pharmaceuticals — 0.7%
Catalent Pharma Solutions Inc., USD Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 5/20/24	546,969	545,347
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.48%, (1-month LIBOR plus 3.00%), 6/2/25	462,500	460,065
		1,005,412
TOTAL BANK LOAN OBLIGATIONS (Cost $3,141,065)		3,113,882

19

	Principal Amount/Shares	Value
EXCHANGE-TRADED FUNDS — 1.1%
iShares iBoxx High Yield Corporate Bond ETF	8,500	$734,995
SPDR Bloomberg Barclays High Yield Bond ETF(2)	20,200	726,594
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,425,314)		1,461,589
ASSET-BACKED SECURITIES — 0.3%
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	$214,071	225,663
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, 5/15/23	215,179	222,287
TOTAL ASSET-BACKED SECURITIES (Cost $431,689)		447,950
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Argentina — 0.2%
Argentine Republic Government International Bond, 6.875%, 4/22/21 (Cost $280,000)	280,000	256,340
TEMPORARY CASH INVESTMENTS — 10.4%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(1)(7)	3,773,000	3,772,214
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $4,928,736), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $4,831,223)		4,830,277
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 6/30/25, valued at $827,578), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $807,084)		807,000
Societe Generale SA, 2.50%, 4/1/19(1)(7)	5,000,000	4,998,997
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,931	12,931
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,423,208)		14,421,419
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(8) — 9.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $13,452,950)	13,452,950	13,452,950
TOTAL INVESTMENT SECURITIES — 113.8% (Cost $158,341,549)		158,080,893
OTHER ASSETS AND LIABILITIES(9) — (13.8)%		(19,154,052)
TOTAL NET ASSETS — 100.0%		$138,926,841

20

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 31	Sell	5.00%	12/20/23	$1,960,000	$77,256	$56,525	$133,781

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $59,704,624, which represented 43.0% of total net assets.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,011,271. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	The security's rate was paid in cash at the last payment date.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(6)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $13,452,950.

(9)	Amount relates primarily to payable for collateral received for securities on loan.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $144,888,599)	$144,627,943
Investment made with cash collateral received for securities on loan, at value (cost of $13,452,950)	13,452,950
Total investment securities, at value (cost of $158,341,549)	158,080,893
Deposits with broker for swap agreements	97,479
Receivable for investments sold	143,823
Receivable for capital shares sold	80,189
Receivable for variation margin on swap agreements	8,047
Interest and dividends receivable	1,946,047
Securities lending receivable	9,217
160,365,695

Liabilities
Payable for collateral received for securities on loan	13,452,950
Payable for investments purchased	997,530
Payable for capital shares redeemed	6,829,785
Accrued management fees	93,499
Distribution and service fees payable	7,690
Dividends payable	57,400
21,438,854

Net Assets	$138,926,841

Net Assets Consist of:
Capital paid in	$177,700,757
Distributable earnings	(38,773,916)
$138,926,841

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$110,623,981	19,965,003	$5.54
I Class	$2,300,269	414,139	$5.55
Y Class	$5,727,026	1,032,373	$5.55
A Class	$11,867,932	2,139,854	$5.55*
C Class	$5,574,113	1,005,294	$5.54
R Class	$988,396	178,274	$5.54
R5 Class	$1,655,570	298,408	$5.55
R6 Class	$189,554	34,213	$5.54
*Maximum offering price $5.81 (net asset value divided by 0.955).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$8,610,113
Securities lending, net	16,939
Dividends	13,374
8,640,426

Expenses:
Management fees	1,190,243
Distribution and service fees:
A Class	30,792
C Class	69,411
R Class	4,864
Trustees' fees and expenses	9,875
Other expenses	10,704
1,315,889
Fees waived(1)	(100,675)
1,215,214

Net investment income (loss)	7,425,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,267,269)
Swap agreement transactions	(27,392)
(2,294,661)

Change in net unrealized appreciation (depreciation) on:
Investments	1,534,574
Swap agreements	72,911
1,607,485

Net realized and unrealized gain (loss)	(687,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,738,036

(1)	Amount consists of $78,731, $1,983, $1,956, $8,622, $4,859, $681, $1,100 and $2,743 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$7,425,212	$16,329,072
Net realized gain (loss)	(2,294,661)	20,788,456
Change in net unrealized appreciation (depreciation)	1,607,485	(20,683,594)
Net increase (decrease) in net assets resulting from operations	6,738,036	16,433,934

Distributions to Shareholders
From earnings:
Investor Class	(5,993,988)	(8,450,221)
I Class	(154,119)	(192,633)
Y Class	(153,733)	(1,647)
A Class	(626,853)	(741,366)
C Class	(301,522)	(387,006)
R Class	(47,087)	(56,363)
R5 Class	(87,006)	(5,095,194)
R6 Class	(217,873)	(1,603,744)
Decrease in net assets from distributions	(7,582,181)	(16,528,174)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(9,199,688)	(797,843,273)

Net increase (decrease) in net assets	(10,043,833)	(797,937,513)

Net Assets
Beginning of period	148,970,674	946,908,187
End of period	$138,926,841	$148,970,674

See Notes to Financial Statements.

24

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

25

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank &
Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/
or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$12,701,698	—	—	—	$12,701,698
Exchange-Traded Funds	751,252	—	—	—	751,252
Total Borrowings	$13,452,950	—	—	—	$13,452,950
Gross amount of recognized liabilities for securities lending transactions					$13,452,950

(1) Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

27

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. During the period ended March 31, 2019, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2019 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.5425% to 0.6600%	0.2500% to 0.3100%	0.84%	0.77%
I Class		0.1500% to 0.2100%	0.74%	0.67%
Y Class		0.0500% to 0.1100%	0.64%	0.57%
A Class		0.2500% to 0.3100%	0.84%	0.77%
C Class		0.2500% to 0.3100%	0.84%	0.77%
R Class		0.2500% to 0.3100%	0.84%	0.77%
R5 Class		0.0500% to 0.1100%	0.64%	0.57%
R6 Class		0.0000% to 0.0600%	0.59%	0.52%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

28

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $33,062,981 and $46,737,759, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,448,873	$69,118,275	12,241,503	$70,444,111
Issued in reinvestment of distributions	955,164	5,263,536	1,272,121	7,304,486
Redeemed	(13,350,485)	(73,963,906)	(43,707,086)	(251,303,781)
	53,552	417,905	(30,193,462)	(173,555,184)
I Class
Sold	90,790	506,228	1,194,087	6,905,940
Issued in reinvestment of distributions	26,689	147,594	31,030	177,970
Redeemed	(483,393)	(2,695,266)	(445,064)	(2,548,174)
	(365,914)	(2,041,444)	780,053	4,535,736
Y Class
Sold	1,012,561	5,600,018	46,631	263,346
Issued in reinvestment of distributions	28,019	153,678	300	1,647
Redeemed	(55,116)	(298,822)	(22)	(128)
	985,464	5,454,874	46,909	264,865
A Class
Sold	426,615	2,368,335	346,026	1,987,296
Issued in reinvestment of distributions	107,600	593,585	121,423	697,024
Redeemed	(723,224)	(3,992,813)	(2,004,864)	(11,509,245)
	(189,009)	(1,030,893)	(1,537,415)	(8,824,925)
C Class
Sold	87,824	483,241	102,431	587,835
Issued in reinvestment of distributions	50,386	278,026	60,977	349,814
Redeemed	(617,331)	(3,404,093)	(420,400)	(2,409,265)
	(479,121)	(2,642,826)	(256,992)	(1,471,616)
R Class
Sold	93,275	513,476	63,980	366,514
Issued in reinvestment of distributions	8,356	46,121	9,543	54,794
Redeemed	(109,721)	(604,783)	(151,574)	(872,758)
	(8,090)	(45,186)	(78,051)	(451,450)
R5 Class
Sold	67,739	375,160	2,497,373	14,321,193
Issued in reinvestment of distributions	15,653	86,374	537,364	3,100,867
Redeemed	(101,804)	(566,900)	(96,444,588)	(556,103,237)
	(18,412)	(105,366)	(93,409,851)	(538,681,177)
R6 Class
Sold	54,007	301,428	1,402,155	8,108,527
Issued in reinvestment of distributions	38,855	216,459	238,783	1,372,947
Redeemed	(1,737,462)	(9,724,639)	(15,447,135)	(89,140,996)
	(1,644,600)	(9,206,752)	(13,806,197)	(79,659,522)
Net increase (decrease)	(1,666,130)	$(9,199,688)	(138,455,006)	$(797,843,273)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class.

29

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$124,926,763	—
Bank Loan Obligations	—	3,113,882	—
Exchange-Traded Funds	$1,461,589	—	—
Asset-Backed Securities	—	447,950	—
Sovereign Governments and Agencies	—	256,340	—
Temporary Cash Investments	12,931	14,408,488	—
Temporary Cash Investments - Securities Lending Collateral	13,452,950	—	—
	$14,927,470	$143,153,423	—
Other Financial Instruments
Swap Agreements	—	$133,781	—

30

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,725,556.

The value of credit risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $8,047 in receivable for variation margin on swap agreements*. For the year ended March 31, 2019, the effect of credit risk derivative instruments on the Statement of Operations was $(27,392) in net realized gain (loss) on swap agreement transactions and $72,911 in change in net unrealized appreciation (depreciation) on swap agreements.

* Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements, as reported in the Schedule of Investments.

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$7,582,181	$16,528,174
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

31

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$158,388,533
Gross tax appreciation of investments	$2,684,241
Gross tax depreciation of investments	(2,991,881)
Net tax appreciation (depreciation) of investments	(307,640)
Net tax appreciation (depreciation) on derivatives	53,258
Net tax appreciation (depreciation)	$(254,382)
Other book-to-tax adjustments	$(15,196)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,569,501)
Accumulated long-term capital losses	$(34,934,837)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

32

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$5.57	0.29	(0.03)	0.26	(0.29)	—	(0.29)	$5.54	4.91%	0.79%	0.86%	5.22%	5.15%	24%	$110,624
2018	$5.73	0.29	(0.15)(3)	0.14	(0.30)	—	(0.30)	$5.57	2.33%	0.83%	0.86%	5.03%	5.00%	20%	$110,940
2017	$5.36	0.29	0.37	0.66	(0.29)	—	(0.29)	$5.73	12.62%	0.85%	0.85%	5.13%	5.13%	29%	$287,088
2016	$5.92	0.30	(0.55)	(0.25)	(0.31)	—	(0.31)	$5.36	(4.30)%	0.85%	0.85%	5.36%	5.36%	24%	$344,505
2015	$6.24	0.32	(0.26)	0.06	(0.33)	(0.05)	(0.38)	$5.92	0.97%	0.85%	0.85%	5.29%	5.29%	34%	$305,901
I Class
2019	$5.58	0.30	(0.03)	0.27	(0.30)	—	(0.30)	$5.55	5.01%	0.69%	0.76%	5.32%	5.25%	24%	$2,300
2018(4)	$5.75	0.29	(0.17)(3)	0.12	(0.29)	—	(0.29)	$5.58	2.11%	0.73%(5)	0.76%(5)	5.22%(5)	5.19%(5)	20%(6)	$4,356
Y Class
2019	$5.58	0.30	(0.02)	0.28	(0.31)	—	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$5,727
2018(4)	$5.75	0.30	(0.17)(3)	0.13	(0.30)	—	(0.30)	$5.58	2.20%	0.63%(5)	0.66%(5)	5.51%(5)	5.48%(5)	20%(6)	$262
A Class
2019	$5.58	0.28	(0.03)	0.25	(0.28)	—	(0.28)	$5.55	4.65%	1.04%	1.11%	4.97%	4.90%	24%	$11,868
2018	$5.73	0.28	(0.15)(3)	0.13	(0.28)	—	(0.28)	$5.58	2.25%	1.08%	1.11%	4.78%	4.75%	20%	$12,985
2017	$5.36	0.28	0.37	0.65	(0.28)	—	(0.28)	$5.73	12.35%	1.10%	1.10%	4.88%	4.88%	29%	$22,166
2016	$5.92	0.28	(0.55)	(0.27)	(0.29)	—	(0.29)	$5.36	(4.54)%	1.10%	1.10%	5.11%	5.11%	24%	$24,610
2015	$6.24	0.31	(0.27)	0.04	(0.31)	(0.05)	(0.36)	$5.92	0.72%	1.10%	1.10%	5.04%	5.04%	34%	$34,928

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$5.57	0.23	(0.02)	0.21	(0.24)	—	(0.24)	$5.54	3.87%	1.79%	1.86%	4.22%	4.15%	24%	$5,574
2018	$5.73	0.24	(0.16)(3)	0.08	(0.24)	—	(0.24)	$5.57	1.31%	1.83%	1.86%	4.03%	4.00%	20%	$8,275
2017	$5.36	0.23	0.38	0.61	(0.24)	—	(0.24)	$5.73	11.51%	1.85%	1.85%	4.13%	4.13%	29%	$9,985
2016	$5.92	0.24	(0.55)	(0.31)	(0.25)	—	(0.25)	$5.36	(5.25)%	1.85%	1.85%	4.36%	4.36%	24%	$9,695
2015	$6.24	0.26	(0.26)	—	(0.27)	(0.05)	(0.32)	$5.92	(0.03)%	1.85%	1.85%	4.29%	4.29%	34%	$14,555
R Class
2019	$5.57	0.26	(0.02)	0.24	(0.27)	—	(0.27)	$5.54	4.39%	1.29%	1.36%	4.72%	4.65%	24%	$988
2018	$5.73	0.26	(0.15)(3)	0.11	(0.27)	—	(0.27)	$5.57	1.82%	1.33%	1.36%	4.53%	4.50%	20%	$1,039
2017	$5.36	0.26	0.38	0.64	(0.27)	—	(0.27)	$5.73	12.06%	1.35%	1.35%	4.63%	4.63%	29%	$1,516
2016	$5.92	0.27	(0.55)	(0.28)	(0.28)	—	(0.28)	$5.36	(4.78)%	1.35%	1.35%	4.86%	4.86%	24%	$1,624
2015	$6.24	0.29	(0.26)	0.03	(0.30)	(0.05)	(0.35)	$5.92	0.47%	1.35%	1.35%	4.79%	4.79%	34%	$1,832
R5 Class
2019	$5.58	0.30	(0.02)	0.28	(0.31)	—	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$1,656
2018	$5.73	0.29	(0.13)(3)	0.16	(0.31)	—	(0.31)	$5.58	2.72%	0.63%	0.66%	5.23%	5.20%	20%	$1,767
2017	$5.36	0.30	0.38	0.68	(0.31)	—	(0.31)	$5.73	12.85%	0.65%	0.65%	5.33%	5.33%	29%	$537,457
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.11)%	0.65%	0.65%	5.56%	5.56%	24%	$473,014
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.18%	0.65%	0.65%	5.49%	5.49%	34%	$404,881

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$5.57	0.30	(0.02)	0.28	(0.31)	—	(0.31)	$5.54	5.17%	0.54%	0.61%	5.47%	5.40%	24%	$190
2018	$5.73	0.30	(0.15)(3)	0.15	(0.31)	—	(0.31)	$5.57	2.58%	0.58%	0.61%	5.28%	5.25%	20%	$9,348
2017	$5.36	0.30	0.38	0.68	(0.31)	—	(0.31)	$5.73	12.90%	0.60%	0.60%	5.38%	5.38%	29%	$88,697
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.06)%	0.60%	0.60%	5.61%	5.61%	24%	$55,552
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.23%	0.60%	0.60%	5.54%	5.54%	34%	$40,362

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the High-Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 1905

Annual Report

March 31, 2019

NT Diversified Bond Fund
G Class (ACLDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLDX	3.93%	2.65%	3.80%	5/12/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	4.48%	2.74%	3.76%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009

Value on March 31, 2019
G Class — $14,518

Bloomberg Barclays U.S. Aggregate Bond Index — $14,472

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell and Charles Tan

Effective October 31, 2018, Charles Tan joined the portfolio management team, replacing Dave MacEwen, who left the team ahead of his December 31, 2018, retirement.

Performance Summary

NT Diversified Bond returned 3.93%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.48%. Fund returns reflect operating expenses, while index returns do not.

Returns for the fund and the index reflect a generally positive, albeit challenging, environment for investment-grade bonds. The 12-month period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. After climbing to a reporting period high of 3.24% in early November (according to Bloomberg), the 10-year U.S. Treasury yield plunged to 2.68% by the end of December 2018, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, and the 10-year Treasury note ended the 12-month period yielding 2.5%. The yield curve flattened dramatically and briefly inverted.

Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. Longer-maturity Treasuries and corporate bonds were top performers. NT Diversified Bond’s out-of-index exposure to global interest rate movements primarily accounted for the fund’s underperformance relative to the index.

Global Interest Rates Position Detracted

Throughout most of 2018, we held a non-index position designed to take advantage of differences in global interest rates. As part of this strategy, we held short positions in European government bond futures, a neutral position in U.S. Treasury futures and a long position in local-currency emerging markets bonds. Initially, we expected European rates to rise from their unusually low levels and converge with U.S. rates. We also expected select emerging markets rates to remain

*Fund returns would have been lower if a portion of the fees had not been waived.

3

stable or decline. However, yields in Europe steadily declined, weighing on our short positions in European governments. Additionally, mounting investor concerns about the sustainability of synchronized global growth combined with country-specific issues pressured emerging markets assets. With the global economy showing signs of slowing and leading central banks maintaining dovish policies, we exited our global rates trade in late 2018.

Sector Allocation, Security Selection Were Mixed

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds. This strategy delivered mixed results. Our overweight position in the securitized sector contributed to relative results, while our overweight to investment-grade corporate bonds modestly detracted.

Security selection within these allocations also was mixed. Within the investment-grade corporate sector, our selections contributed to results. In particular, our corporate bond holdings with BBB credit ratings delivered robust performance late in the reporting period. However, our selections in the securitized sector detracted from results.

Meanwhile, our out-of-index allocation to high-yield corporate bonds was a modest contributor, as positive performance in the first half of the reporting period combined with the early 2019 risk rally offset the effects of the high-yield sell-off in late 2018.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

Additionally, we expect to maintain our preference for spread sectors versus Treasuries, remaining mindful of market conditions. For example, in light of the strong rally in risk assets in the final months of the reporting period, we took profits in and reduced exposure to investment-grade and high-yield corporate bonds. We also took profits in credit-sensitive mortgage-backed securities that participated in the rally. We will continue to look for opportunities to tactically add exposure to riskier corporate and securitized securities, as valuations, fundamentals and market conditions dictate. However, from a longer-term, strategic perspective, we plan to reduce spread sector risk, given the potential for spread widening as the credit cycle matures. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

4

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	5.6 years
Weighted Average Life to Maturity	7.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	28.6%
U.S. Treasury Securities	27.6%
U.S. Government Agency Mortgage-Backed Securities	22.4%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	5.0%
Commercial Mortgage-Backed Securities	4.9%
Collateralized Loan Obligations	4.1%
Bank Loan Obligations	1.3%
Municipal Securities	1.2%
Sovereign Governments and Agencies	0.7%
U.S. Government Agency Securities	0.3%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(5.2)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,040.70	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 28.6%
Aerospace and Defense — 0.1%
United Technologies Corp., 6.05%, 6/1/36	$730,000	$870,311
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,662,619
		2,532,930
Air Freight and Logistics — 0.1%
FedEx Corp., 4.40%, 1/15/47	1,780,000	1,679,978
Automobiles — 1.0%
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	5,110,000	5,089,180
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,150,000	1,192,120
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	4,280,000	4,435,932
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	1,200,000	1,147,836
General Motors Co., 4.20%, 10/1/27	1,500,000	1,441,155
General Motors Co., 5.15%, 4/1/38	1,900,000	1,741,509
General Motors Financial Co., Inc., 3.15%, 1/15/20	3,050,000	3,054,801
General Motors Financial Co., Inc., 3.20%, 7/6/21	3,110,000	3,098,099
General Motors Financial Co., Inc., 5.25%, 3/1/26	3,080,000	3,183,704
		24,384,336
Banks — 6.2%
Banco Santander SA, 3.50%, 4/11/22	2,600,000	2,626,706
Bank of America Corp., 4.10%, 7/24/23	4,160,000	4,353,977
Bank of America Corp., MTN, 4.20%, 8/26/24	4,320,000	4,476,201
Bank of America Corp., MTN, 4.00%, 1/22/25	3,140,000	3,208,283
Bank of America Corp., MTN, 5.00%, 1/21/44	830,000	939,423
Bank of America Corp., MTN, VRN, 2.37%, 7/21/21	3,070,000	3,050,457
Bank of America Corp., MTN, VRN, 2.33%, 10/1/21	4,310,000	4,271,618
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	3,020,000	3,066,933
Bank of America Corp., MTN, VRN, 3.97%, 3/5/29	1,840,000	1,880,730
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	1,230,000	1,291,232
Bank of America Corp., VRN, 3.00%, 12/20/23	3,664,000	3,656,119
Bank of America N.A., 6.00%, 10/15/36	650,000	807,425
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	1,550,000	1,549,649
Barclays Bank plc, 5.14%, 10/14/20	2,290,000	2,352,329
Barclays plc, 4.375%, 1/12/26	1,500,000	1,510,882
BNP Paribas SA, 4.375%, 9/28/25(1)	1,550,000	1,589,508
BPCE SA, 3.00%, 5/22/22(1)	2,060,000	2,039,981
BPCE SA, 5.15%, 7/21/24(1)	1,870,000	1,953,582
BPCE SA, 3.50%, 10/23/27(1)	1,000,000	969,675
Citibank N.A., 3.65%, 1/23/24	2,600,000	2,685,403
Citigroup, Inc., 2.55%, 4/8/19	1,250,000	1,249,953
Citigroup, Inc., 2.90%, 12/8/21	4,000,000	3,999,249
Citigroup, Inc., 2.75%, 4/25/22	4,320,000	4,305,134
Citigroup, Inc., 4.05%, 7/30/22	1,400,000	1,442,912

7

	Principal Amount	Value
Citigroup, Inc., 3.20%, 10/21/26	$1,200,000	$1,177,422
Citigroup, Inc., 4.45%, 9/29/27	9,270,000	9,544,841
Citigroup, Inc., VRN, 3.52%, 10/27/28	4,050,000	3,987,241
Cooperatieve Rabobank UA, 3.95%, 11/9/22	3,180,000	3,241,313
Discover Bank, 3.35%, 2/6/23	1,850,000	1,861,285
Discover Bank, 3.45%, 7/27/26	3,730,000	3,618,744
Fifth Third BanCorp., 4.30%, 1/16/24	750,000	786,358
Fifth Third Bank, 2.875%, 10/1/21	1,830,000	1,832,597
HSBC Bank USA N.A., 5.875%, 11/1/34	420,000	503,192
HSBC Holdings plc, 2.95%, 5/25/21	4,917,000	4,918,065
HSBC Holdings plc, 4.30%, 3/8/26	3,420,000	3,554,589
HSBC Holdings plc, 4.375%, 11/23/26	3,100,000	3,180,953
HSBC Holdings plc, VRN, 3.26%, 3/13/23	1,520,000	1,524,875
Huntington Bancshares, Inc., 2.30%, 1/14/22	2,380,000	2,345,404
JPMorgan Chase & Co., 2.25%, 1/23/20	4,860,000	4,842,868
JPMorgan Chase & Co., 2.55%, 3/1/21	2,850,000	2,842,834
JPMorgan Chase & Co., 4.625%, 5/10/21	4,680,000	4,857,553
JPMorgan Chase & Co., 3.25%, 9/23/22	3,880,000	3,938,382
JPMorgan Chase & Co., 3.875%, 9/10/24	1,370,000	1,406,161
JPMorgan Chase & Co., 3.125%, 1/23/25	2,750,000	2,755,216
JPMorgan Chase & Co., VRN, 3.54%, 5/1/28	1,600,000	1,603,877
JPMorgan Chase & Co., VRN, 3.88%, 7/24/38	1,400,000	1,378,497
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	2,050,000	2,005,709
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	1,800,000	1,746,365
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	1,820,000	1,863,452
Regions Financial Corp., 2.75%, 8/14/22	2,370,000	2,353,709
Regions Financial Corp., 3.80%, 8/14/23	1,830,000	1,883,010
Royal Bank of Canada, 2.15%, 10/26/20	2,590,000	2,573,790
Synchrony Bank, 3.00%, 6/15/22	1,400,000	1,382,652
U.S. Bancorp, MTN, 3.60%, 9/11/24	1,910,000	1,972,012
Wells Fargo & Co., 3.07%, 1/24/23	1,860,000	1,863,997
Wells Fargo & Co., 4.125%, 8/15/23	760,000	788,327
Wells Fargo & Co., 3.00%, 4/22/26	1,000,000	978,914
Wells Fargo & Co., 5.61%, 1/15/44	366,000	423,043
Wells Fargo & Co., MTN, 2.60%, 7/22/20	6,920,000	6,911,542
Wells Fargo & Co., MTN, 3.75%, 1/24/24	1,920,000	1,977,642
Wells Fargo & Co., MTN, 4.10%, 6/3/26	2,700,000	2,765,004
Wells Fargo & Co., MTN, 4.65%, 11/4/44	1,555,000	1,602,532
Wells Fargo & Co., MTN, 4.75%, 12/7/46	640,000	671,362
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/28	1,100,000	1,106,558
		159,849,248
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46(1)	3,860,000	3,884,965
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	2,690,000	2,866,919
Constellation Brands, Inc., 2.00%, 11/7/19	1,640,000	1,631,265
Constellation Brands, Inc., 4.75%, 12/1/25	1,100,000	1,174,494
		9,557,643
8

	Principal Amount	Value
Biotechnology — 1.6%
AbbVie, Inc., 2.50%, 5/14/20	$3,630,000	$3,619,775
AbbVie, Inc., 2.90%, 11/6/22	3,240,000	3,234,772
AbbVie, Inc., 3.60%, 5/14/25	3,110,000	3,121,794
AbbVie, Inc., 4.40%, 11/6/42	1,790,000	1,667,213
AbbVie, Inc., 4.70%, 5/14/45	800,000	772,716
Amgen, Inc., 2.20%, 5/22/19	4,600,000	4,598,300
Amgen, Inc., 2.65%, 5/11/22	4,880,000	4,867,676
Amgen, Inc., 4.66%, 6/15/51	2,183,000	2,204,398
Celgene Corp., 3.25%, 8/15/22	2,490,000	2,517,766
Celgene Corp., 3.625%, 5/15/24	850,000	865,117
Celgene Corp., 3.875%, 8/15/25	3,650,000	3,750,302
Gilead Sciences, Inc., 1.85%, 9/20/19	2,020,000	2,010,003
Gilead Sciences, Inc., 4.40%, 12/1/21	1,490,000	1,549,279
Gilead Sciences, Inc., 3.65%, 3/1/26	5,530,000	5,649,131
Gilead Sciences, Inc., 4.15%, 3/1/47	1,000,000	968,391
		41,396,633
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	1,260,000	1,295,780
Capital Markets — 1.8%
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	5,480,000	5,462,809
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	2,540,000	2,534,508
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	6,500,000	6,424,651
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/22	1,450,000	1,438,690
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/25	2,000,000	1,976,134
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/29	1,860,000	1,845,498
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	1,480,000	1,357,851
Morgan Stanley, 2.75%, 5/19/22	800,000	795,791
Morgan Stanley, 5.00%, 11/24/25	3,370,000	3,617,790
Morgan Stanley, MTN, 5.625%, 9/23/19	8,010,000	8,114,566
Morgan Stanley, MTN, 3.70%, 10/23/24	2,450,000	2,495,550
Morgan Stanley, MTN, 4.00%, 7/23/25	6,830,000	7,040,614
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	2,550,000	2,569,114
Morgan Stanley, VRN, 3.97%, 7/22/38	920,000	907,020
		46,580,586
Chemicals — 0.1%
Westlake Chemical Corp., 4.375%, 11/15/47	1,885,000	1,675,733
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	1,910,000	1,953,827
Consumer Finance — 0.7%
American Express Credit Corp., MTN, 2.20%, 3/3/20	4,500,000	4,480,256
Capital One Bank USA N.A., 2.30%, 6/5/19	2,390,000	2,388,360
Capital One Bank USA N.A., 3.375%, 2/15/23	1,580,000	1,580,802
Capital One Financial Corp., 3.75%, 7/28/26	3,515,000	3,429,689
PNC Bank N.A., 3.80%, 7/25/23	1,150,000	1,184,252
PNC Bank N.A., MTN, 2.30%, 6/1/20	4,640,000	4,620,957

9

	Principal Amount	Value
Synchrony Financial, 3.00%, 8/15/19	$500,000	$500,159
		18,184,475
Containers and Packaging†
International Paper Co., 4.40%, 8/15/47	980,000	921,014
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47	670,000	671,332
CommonSpirit Health, 2.95%, 11/1/22	860,000	854,909
George Washington University (The), 3.55%, 9/15/46	960,000	928,764
		2,455,005
Diversified Financial Services — 0.6%
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	4,550,000	4,566,774
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	2,550,000	2,577,981
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	1,300,000	1,284,237
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)	4,800,000	4,826,730
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(1)	950,000	982,353
Voya Financial, Inc., 5.70%, 7/15/43	1,900,000	2,213,273
		16,451,348
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 3.875%, 8/15/21	2,780,000	2,852,617
AT&T, Inc., 3.40%, 5/15/25	4,780,000	4,737,474
AT&T, Inc., 4.10%, 2/15/28	1,300,000	1,315,070
AT&T, Inc., 5.25%, 3/1/37	1,100,000	1,161,088
AT&T, Inc., 4.85%, 3/1/39	1,200,000	1,208,481
AT&T, Inc., 5.15%, 11/15/46	301,000	309,950
Orange SA, 4.125%, 9/14/21	722,000	747,086
Telefonica Emisiones SA, 5.46%, 2/16/21	1,590,000	1,663,251
Verizon Communications, Inc., 3.38%, 2/15/25	1,920,000	1,948,457
Verizon Communications, Inc., 2.625%, 8/15/26	2,250,000	2,149,592
Verizon Communications, Inc., 4.75%, 11/1/41	1,490,000	1,578,724
Verizon Communications, Inc., 5.01%, 8/21/54	3,070,000	3,295,162
		22,966,952
Electric Utilities — 0.7%
AEP Transmission Co. LLC, 3.75%, 12/1/47	970,000	957,108
American Electric Power Co., Inc., 3.20%, 11/13/27	1,050,000	1,029,666
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,270,116
Duke Energy Corp., 2.65%, 9/1/26	1,540,000	1,469,030
Duke Energy Florida LLC, 6.35%, 9/15/37	463,000	615,133
Duke Energy Florida LLC, 3.85%, 11/15/42	1,410,000	1,416,981
Duke Energy Progress LLC, 3.25%, 8/15/25	1,000,000	1,023,777
Duke Energy Progress LLC, 4.15%, 12/1/44	500,000	522,434
Duke Energy Progress LLC, 3.70%, 10/15/46	515,000	504,515
Exelon Corp., 5.15%, 12/1/20	1,276,000	1,315,988
Exelon Corp., 4.45%, 4/15/46	1,400,000	1,447,569
FirstEnergy Corp., 4.25%, 3/15/23	1,260,000	1,315,624
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	1,520,000	1,487,700
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	970,000	913,107

10

	Principal Amount	Value
Virginia Electric & Power Co., 3.45%, 2/15/24	$1,110,000	$1,141,292
Xcel Energy, Inc., 3.35%, 12/1/26	1,000,000	1,002,804
		17,432,844
Energy Equipment and Services — 0.1%
Halliburton Co., 3.80%, 11/15/25	2,260,000	2,313,450
Halliburton Co., 4.85%, 11/15/35	1,090,000	1,145,644
		3,459,094
Entertainment — 0.4%
Activision Blizzard, Inc., 2.30%, 9/15/21	1,780,000	1,756,244
Viacom, Inc., 3.125%, 6/15/22	1,260,000	1,258,120
Viacom, Inc., 4.25%, 9/1/23	1,840,000	1,914,719
Viacom, Inc., 4.375%, 3/15/43	1,500,000	1,348,721
Walt Disney Co. (The), 6.90%, 8/15/39(1)	1,370,000	1,937,907
Walt Disney Co. (The), 4.75%, 9/15/44(1)	720,000	827,889
		9,043,600
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp., 3.375%, 10/15/26	833,000	813,297
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	625,000	620,670
Boston Properties LP, 3.65%, 2/1/26	2,410,000	2,424,554
Crown Castle International Corp., 5.25%, 1/15/23	2,474,000	2,659,045
Essex Portfolio LP, 3.625%, 8/15/22	710,000	722,869
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,220,136
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	1,140,000	1,228,293
Hospitality Properties Trust, 4.65%, 3/15/24	1,480,000	1,509,651
Kilroy Realty LP, 3.80%, 1/15/23	1,670,000	1,698,454
Kimco Realty Corp., 2.80%, 10/1/26	2,130,000	2,007,764
Ventas Realty LP, 4.125%, 1/15/26	720,000	740,296
VEREIT Operating Partnership LP, 4.125%, 6/1/21	2,310,000	2,349,628
		17,994,657
Food and Staples Retailing — 0.2%
Kroger Co. (The), 3.30%, 1/15/21	2,610,000	2,626,450
Kroger Co. (The), 3.875%, 10/15/46	1,390,000	1,160,742
Walmart, Inc., 4.05%, 6/29/48	1,220,000	1,302,819
		5,090,011
Gas Utilities — 1.0%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	1,900,000	1,974,822
Enterprise Products Operating LLC, 5.20%, 9/1/20	4,180,000	4,321,363
Enterprise Products Operating LLC, 4.85%, 3/15/44	3,550,000	3,780,560
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	2,240,000	2,255,754
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	5,920,000	6,515,212
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	2,970,000	2,984,907
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	2,650,000	2,632,873
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	570,000	562,163
		25,027,654
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 3.73%, 12/15/24	3,360,000	3,415,348

11

	Principal Amount	Value
Medtronic, Inc., 3.50%, 3/15/25	$3,615,000	$3,736,494
Medtronic, Inc., 4.375%, 3/15/35	1,580,000	1,728,711
		8,880,553
Health Care Providers and Services — 1.3%
Anthem, Inc., 3.65%, 12/1/27	1,400,000	1,399,241
Anthem, Inc., 4.65%, 1/15/43	1,810,000	1,877,992
Cardinal Health, Inc., 1.95%, 6/14/19	4,640,000	4,631,913
CVS Health Corp., 3.50%, 7/20/22	2,820,000	2,858,425
CVS Health Corp., 2.75%, 12/1/22	1,345,000	1,327,671
CVS Health Corp., 4.30%, 3/25/28	3,250,000	3,299,120
CVS Health Corp., 4.78%, 3/25/38	1,510,000	1,499,746
Duke University Health System, Inc., 3.92%, 6/1/47	2,150,000	2,228,137
HCA, Inc., 4.25%, 10/15/19	1,000,000	1,005,262
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	895,000	909,348
Kaiser Foundation Hospitals, 4.15%, 5/1/47	840,000	890,056
Northwell Healthcare, Inc., 4.26%, 11/1/47	1,090,000	1,103,194
Stanford Health Care, 3.80%, 11/15/48	885,000	892,394
UnitedHealth Group, Inc., 2.875%, 12/15/21	1,480,000	1,488,469
UnitedHealth Group, Inc., 2.875%, 3/15/22	1,950,000	1,962,982
UnitedHealth Group, Inc., 3.75%, 7/15/25	2,640,000	2,760,066
UnitedHealth Group, Inc., 4.75%, 7/15/45	1,450,000	1,643,660
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,850,000	1,870,813
		33,648,489
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.375%, 5/26/25	2,070,000	2,110,242
McDonald's Corp., MTN, 4.70%, 12/9/35	1,070,000	1,151,148
		3,261,390
Household Durables — 0.3%
D.R. Horton, Inc., 2.55%, 12/1/20	1,260,000	1,252,381
D.R. Horton, Inc., 5.75%, 8/15/23	650,000	702,857
Lennar Corp., 4.75%, 4/1/21	1,880,000	1,919,950
Lennar Corp., 4.75%, 11/29/27	210,000	210,886
Toll Brothers Finance Corp., 6.75%, 11/1/19	720,000	737,964
Toll Brothers Finance Corp., 4.35%, 2/15/28	1,940,000	1,823,600
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	855,000	858,206
		7,505,844
Insurance — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	3,290,000	3,292,797
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	3,700,000	3,841,419
American International Group, Inc., 4.125%, 2/15/24	4,170,000	4,308,052
American International Group, Inc., 4.50%, 7/16/44	1,400,000	1,345,138
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	1,410,000	1,434,489
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	2,000,000	2,079,328
Chubb INA Holdings, Inc., 3.15%, 3/15/25	1,770,000	1,788,132
Chubb INA Holdings, Inc., 3.35%, 5/3/26	155,000	157,995
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	1,380,000	1,649,302

12

	Principal Amount	Value
Markel Corp., 4.90%, 7/1/22	$1,400,000	$1,478,400
Markel Corp., 3.50%, 11/1/27	1,200,000	1,144,589
MetLife, Inc., 4.125%, 8/13/42	450,000	455,615
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	1,790,000	1,804,049
Prudential Financial, Inc., 3.94%, 12/7/49	3,289,000	3,185,532
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	170,000	203,199
WR Berkley Corp., 4.625%, 3/15/22	1,100,000	1,149,750
		29,317,786
Internet and Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	2,000,000	1,997,996
Alibaba Group Holding Ltd., 3.60%, 11/28/24	3,500,000	3,591,555
eBay, Inc., 2.15%, 6/5/20	1,390,000	1,381,077
		6,970,628
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	3,780,000	3,627,909
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	988,000	1,001,468
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	1,720,000	1,660,544
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	590,000	681,048
		3,343,060
Media — 1.0%
CBS Corp., 4.85%, 7/1/42	360,000	359,368
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	5,940,000	6,269,164
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	2,180,000	2,449,385
Comcast Corp., 6.40%, 5/15/38	790,000	1,014,883
Comcast Corp., 4.60%, 10/15/38	4,430,000	4,757,485
Comcast Corp., 4.75%, 3/1/44	3,650,000	3,969,308
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	1,300,000	1,327,542
TEGNA, Inc., 5.125%, 7/15/20	1,920,000	1,927,200
Warner Media LLC, 2.95%, 7/15/26	2,650,000	2,512,636
Warner Media LLC, 3.80%, 2/15/27	1,200,000	1,194,976
		25,781,947
Metals and Mining — 0.1%
Steel Dynamics, Inc., 4.125%, 9/15/25	2,590,000	2,544,675
Multi-Utilities — 1.0%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,550,000	1,589,462
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	1,460,000	1,400,563
CenterPoint Energy, Inc., 4.25%, 11/1/28	2,030,000	2,106,412
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	876,419
Dominion Energy, Inc., 2.75%, 9/15/22	540,000	535,843
Dominion Energy, Inc., 4.90%, 8/1/41	2,210,000	2,362,650
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,297,583
Exelon Generation Co. LLC, 5.60%, 6/15/42	410,000	432,398
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)	1,250,000	1,282,299
Florida Power & Light Co., 4.125%, 2/1/42	930,000	987,624
MidAmerican Energy Co., 4.40%, 10/15/44	2,100,000	2,299,463

13

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	$2,210,000	$2,226,836
NiSource, Inc., 5.65%, 2/1/45	1,310,000	1,526,842
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,045,039
Sempra Energy, 2.875%, 10/1/22	1,220,000	1,203,322
Sempra Energy, 3.25%, 6/15/27	1,700,000	1,629,481
Sempra Energy, 3.80%, 2/1/38	800,000	735,483
Sempra Energy, 4.00%, 2/1/48	1,000,000	914,042
Southwestern Public Service Co., 3.70%, 8/15/47	930,000	901,200
		25,352,961
Oil, Gas and Consumable Fuels — 3.0%
Antero Resources Corp., 5.00%, 3/1/25	640,000	632,800
Apache Corp., 4.75%, 4/15/43	490,000	463,571
BP Capital Markets America, Inc., 4.50%, 10/1/20	360,000	369,609
Cimarex Energy Co., 4.375%, 6/1/24	2,600,000	2,704,113
CNOOC Finance Ltd., 4.25%, 1/26/21	5,000,000	5,107,540
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,030,000	1,078,038
Concho Resources, Inc., 4.375%, 1/15/25	2,310,000	2,376,402
Continental Resources, Inc., 4.375%, 1/15/28	3,920,000	4,038,302
Ecopetrol SA, 5.875%, 5/28/45	690,000	717,600
Enbridge, Inc., 4.00%, 10/1/23	1,600,000	1,661,004
Encana Corp., 6.50%, 2/1/38	2,280,000	2,682,445
Energy Transfer Operating LP, 4.15%, 10/1/20	1,220,000	1,240,182
Energy Transfer Operating LP, 7.50%, 10/15/20	1,090,000	1,160,921
Energy Transfer Operating LP, 4.25%, 3/15/23	2,400,000	2,467,110
Energy Transfer Operating LP, 5.25%, 4/15/29	2,500,000	2,687,456
Energy Transfer Operating LP, 4.90%, 3/15/35	1,600,000	1,525,101
Energy Transfer Operating LP, 6.50%, 2/1/42	420,000	467,964
Energy Transfer Operating LP, 6.00%, 6/15/48	1,560,000	1,689,364
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,474,691
Hess Corp., 6.00%, 1/15/40	970,000	1,013,219
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	950,000	982,159
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	2,729,000	3,207,396
Kinder Morgan, Inc., 5.55%, 6/1/45	1,600,000	1,753,592
Marathon Oil Corp., 3.85%, 6/1/25	1,790,000	1,814,962
MPLX LP, 4.875%, 6/1/25	3,280,000	3,497,005
MPLX LP, 4.50%, 4/15/38	1,080,000	1,029,933
MPLX LP, 5.20%, 3/1/47	1,270,000	1,292,900
Newfield Exploration Co., 5.75%, 1/30/22	2,130,000	2,275,855
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,131,387
Petroleos Mexicanos, 6.00%, 3/5/20	306,000	313,405
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	879,579
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	124,488
Petroleos Mexicanos, 4.625%, 9/21/23	4,500,000	4,443,795
Petroleos Mexicanos, 6.50%, 3/13/27	2,500,000	2,516,775
Petroleos Mexicanos, 6.625%, 6/15/35	850,000	805,375
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	290,461
Petroleos Mexicanos, 6.35%, 2/12/48	800,000	709,320

14

	Principal Amount	Value
Petronas Capital Ltd., 5.25%, 8/12/19	$3,200,000	$3,232,038
Phillips 66, 4.30%, 4/1/22	1,981,000	2,067,914
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,789,247
Shell International Finance BV, 3.625%, 8/21/42	980,000	959,490
Sinopec Group Overseas Development Ltd., 1.75%, 9/29/19	1,300,000	1,293,890
Williams Cos., Inc. (The), 4.125%, 11/15/20	2,550,000	2,591,546
Williams Cos., Inc. (The), 4.55%, 6/24/24	2,090,000	2,208,523
		77,768,467
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	2,100,000	2,184,026
Pharmaceuticals — 0.3%
Allergan Finance LLC, 3.25%, 10/1/22	2,210,000	2,212,544
Allergan Funding SCS, 3.85%, 6/15/24	2,557,000	2,591,506
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	3,910,000	3,867,176
		8,671,226
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	1,075,000	1,232,663
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	750,000	812,610
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	2,880,000	3,006,987
CSX Corp., 3.40%, 8/1/24	1,400,000	1,427,797
CSX Corp., 3.25%, 6/1/27	2,830,000	2,798,569
Union Pacific Corp., 3.60%, 9/15/37	860,000	825,779
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,289,428
Union Pacific Corp., 4.05%, 11/15/45	730,000	712,777
		12,106,610
Semiconductors and Semiconductor Equipment — 0.2%
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	1,800,000	1,827,198
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	1,950,000	1,982,428
		3,809,626
Software — 0.6%
Microsoft Corp., 2.70%, 2/12/25	5,000,000	5,008,671
Microsoft Corp., 3.45%, 8/8/36	2,200,000	2,214,270
Microsoft Corp., 4.25%, 2/6/47	2,000,000	2,237,159
Oracle Corp., 2.50%, 10/15/22	1,635,000	1,627,619
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,066,785
Oracle Corp., 2.65%, 7/15/26	1,600,000	1,549,752
		14,704,256
Specialty Retail — 0.4%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	2,500,000	2,468,750
Home Depot, Inc. (The), 3.75%, 2/15/24	1,500,000	1,576,748
Home Depot, Inc. (The), 3.00%, 4/1/26	1,640,000	1,650,052
Home Depot, Inc. (The), 5.95%, 4/1/41	1,860,000	2,392,819
Home Depot, Inc. (The), 3.90%, 6/15/47	1,120,000	1,136,865
United Rentals North America, Inc., 4.625%, 7/15/23	880,000	897,050
		10,122,284
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc., 2.75%, 1/13/25	1,330,000	1,323,757

15

	Principal Amount	Value
Apple, Inc., 2.50%, 2/9/25	$4,970,000	$4,887,578
Apple, Inc., 2.45%, 8/4/26	1,900,000	1,837,357
Apple, Inc., 2.90%, 9/12/27	4,010,000	3,960,584
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	6,560,000	7,061,928
Dell International LLC / EMC Corp., 4.90%, 10/1/26(1)	2,010,000	2,050,001
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	1,910,000	1,928,483
		23,049,688
Trading Companies and Distributors†
International Lease Finance Corp., 5.875%, 8/15/22	860,000	927,996
Wireless Telecommunication Services†
America Movil SAB de CV, 3.125%, 7/16/22	1,065,000	1,074,176
TOTAL CORPORATE BONDS (Cost $728,253,098)		734,586,945
U.S. TREASURY SECURITIES — 27.6%
U.S. Treasury Bills, 2.54%, 1/30/20(5)	10,000,000	9,803,498
U.S. Treasury Bills, 2.54%, 2/27/20(5)	50,000,000	48,929,223
U.S. Treasury Bonds, 3.50%, 2/15/39(2)	28,000,000	31,794,219
U.S. Treasury Bonds, 4.375%, 11/15/39	700,000	891,406
U.S. Treasury Bonds, 3.125%, 11/15/41	29,500,000	31,456,680
U.S. Treasury Bonds, 3.00%, 5/15/42	24,000,000	25,027,969
U.S. Treasury Bonds, 2.875%, 5/15/43	16,000,000	16,285,000
U.S. Treasury Bonds, 3.125%, 8/15/44(2)	6,300,000	6,694,488
U.S. Treasury Bonds, 3.00%, 11/15/44	10,500,000	10,914,873
U.S. Treasury Bonds, 2.50%, 2/15/45	26,050,000	24,640,146
U.S. Treasury Bonds, 3.00%, 5/15/45	5,000,000	5,199,707
U.S. Treasury Bonds, 3.00%, 11/15/45	10,000,000	10,404,687
U.S. Treasury Bonds, 3.375%, 11/15/48	39,500,000	44,071,045
U.S. Treasury Notes, 2.625%, 5/15/21	40,000,000	40,293,750
U.S. Treasury Notes, 2.75%, 9/15/21	77,000,000	77,933,926
U.S. Treasury Notes, 2.625%, 12/15/21	60,000,000	60,629,297
U.S. Treasury Notes, 1.875%, 1/31/22	45,000,000	44,565,820
U.S. Treasury Notes, 2.375%, 3/15/22	43,000,000	43,205,762
U.S. Treasury Notes, 2.00%, 11/30/22	7,000,000	6,946,406
U.S. Treasury Notes, 2.375%, 2/29/24	21,500,000	21,654,531
U.S. Treasury Notes, 2.125%, 11/30/24	9,000,000	8,930,566
U.S. Treasury Notes, 2.625%, 12/31/25	28,000,000	28,557,813
U.S. Treasury Notes, 2.50%, 2/28/26	8,000,000	8,096,250
U.S. Treasury Notes, 3.125%, 11/15/28	96,000,000	101,953,125
TOTAL U.S. TREASURY SECURITIES (Cost $694,380,037)		708,880,187
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 22.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.9%
FHLMC, VRN, 4.62%, (1-year H15T1Y plus 2.25%), 9/1/35	677,756	713,810
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.87%), 7/1/36	1,421,419	1,491,377
FHLMC, VRN, 4.45%, (1-year H15T1Y plus 2.14%), 10/1/36	1,413,581	1,485,464
FHLMC, VRN, 4.58%, (1-year H15T1Y plus 2.25%), 4/1/37	1,011,745	1,063,480
FHLMC, VRN, 4.47%, (12-month LIBOR plus 1.78%), 2/1/38	404,300	423,406
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.85%), 6/1/38	232,474	244,556

16

	Principal Amount	Value
FHLMC, VRN, 4.63%, (12-month LIBOR plus 1.88%), 7/1/40	$145,233	$152,134
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	269,297	279,007
FHLMC, VRN, 3.81%, (12-month LIBOR plus 1.78%), 2/1/41	194,078	199,666
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	58,262	60,858
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41	471,734	483,293
FHLMC, VRN, 4.08%, (12-month LIBOR plus 1.87%), 7/1/41	898,909	932,913
FHLMC, VRN, 2.07%, (12-month LIBOR plus 1.65%), 12/1/42	1,620,652	1,658,234
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	2,411,167	2,405,642
FHLMC, VRN, 4.70%, (12-month LIBOR plus 1.64%), 2/1/43	296,620	307,367
FHLMC, VRN, 4.06%, (12-month LIBOR plus 1.63%), 5/1/43	187,444	192,958
FHLMC, VRN, 4.25%, (12-month LIBOR plus 1.62%), 6/1/43	85,198	88,074
FHLMC, VRN, 4.27%, (12-month LIBOR plus 1.65%), 6/1/43	208,041	215,214
FHLMC, VRN, 2.85%, (12-month LIBOR plus 1.62%), 1/1/44	2,412,991	2,426,428
FHLMC, VRN, 3.18%, (12-month LIBOR plus 1.62%), 6/1/44	1,241,016	1,258,444
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.57%), 10/1/44	3,465,473	3,533,757
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	1,819,546	1,830,336
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46	7,042,510	7,037,370
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	6,452,246	6,539,225
FNMA, VRN, 4.24%, (6-month LIBOR plus 1.57%), 6/1/35	1,322,835	1,369,245
FNMA, VRN, 4.24%, (6-month LIBOR plus 1.57%), 6/1/35	2,104,327	2,178,828
FNMA, VRN, 4.25%, (6-month LIBOR plus 1.57%), 6/1/35	772,482	799,846
FNMA, VRN, 4.27%, (6-month LIBOR plus 1.57%), 6/1/35	198,614	205,214
FNMA, VRN, 4.26%, (6-month LIBOR plus 1.54%), 9/1/35	1,994,390	2,064,213
FNMA, VRN, 4.49%, (1-year H15T1Y plus 2.16%), 3/1/38	1,151,668	1,209,535
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	66,979	70,476
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40	312,948	323,202
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.77%), 10/1/40	461,958	477,047
FNMA, VRN, 4.50%, (12-month LIBOR plus 1.75%), 8/1/41	166,138	173,097
FNMA, VRN, 3.32%, (12-month LIBOR plus 1.82%), 9/1/41	205,882	209,802
FNMA, VRN, 2.71%, (12-month LIBOR plus 1.72%), 4/1/42	671,825	677,381
FNMA, VRN, 4.56%, (12-month LIBOR plus 1.56%), 3/1/43	1,388,963	1,433,362
FNMA, VRN, 2.31%, (12-month LIBOR plus 1.59%), 8/1/45	751,510	759,209
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	3,746,959	3,762,099
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	5,340,927	5,405,405
FNMA, VRN, 3.20%, (12-month LIBOR plus 1.61%), 3/1/47	2,203,923	2,231,550
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	4,473,781	4,532,699
FNMA, VRN, 2.96%, (12-month LIBOR plus 1.62%), 5/1/47	2,614,843	2,640,902
FNMA, VRN, 3.26%, (12-month LIBOR plus 1.62%), 5/1/47	5,473,751	5,567,310
FNMA, VRN, 2.89%, (12-month LIBOR plus 1.61%), 10/1/47	3,458,941	3,488,798
		74,602,233
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 19.5%
FHLMC, 5.00%, 4/1/19	1,754	1,762
FHLMC, 7.00%, 9/1/27	179	200
FHLMC, 6.50%, 1/1/28	285	316
FHLMC, 7.00%, 2/1/28	49	53
FHLMC, 6.50%, 3/1/29	1,812	2,015
FHLMC, 6.50%, 6/1/29	1,905	2,110

17

	Principal Amount	Value
FHLMC, 7.00%, 8/1/29	$192	$207
FHLMC, 6.50%, 5/1/31	1,484	1,644
FHLMC, 6.50%, 6/1/31	72	79
FHLMC, 6.50%, 6/1/31	174	193
FHLMC, 5.50%, 12/1/33	23,852	26,420
FHLMC, 6.00%, 2/1/38	179,569	198,092
FHLMC, 5.50%, 4/1/38	95,995	105,290
FHLMC, 6.00%, 5/1/38	154,742	170,734
FHLMC, 6.00%, 8/1/38	28,020	30,828
FHLMC, 5.50%, 9/1/38	770,386	846,383
FHLMC, 3.00%, 2/1/43	10,450,287	10,463,796
FNMA, 3.50%, TBA	23,920,000	24,253,572
FNMA, 4.00%, TBA	23,485,000	24,160,193
FNMA, 4.50%, TBA	53,750,000	56,012,067
FNMA, 6.50%, 1/1/26	1,348	1,489
FNMA, 7.00%, 12/1/27	320	344
FNMA, 7.50%, 4/1/28	1,944	2,109
FNMA, 7.00%, 5/1/28	1,829	1,870
FNMA, 7.00%, 6/1/28	31	32
FNMA, 6.50%, 1/1/29	295	330
FNMA, 6.50%, 4/1/29	1,229	1,359
FNMA, 7.00%, 7/1/29	180	181
FNMA, 7.50%, 7/1/29	1,845	1,978
FNMA, 7.50%, 9/1/30	629	740
FNMA, 5.00%, 7/1/31	1,780,995	1,884,378
FNMA, 7.00%, 9/1/31	3,517	3,804
FNMA, 6.50%, 1/1/32	931	1,029
FNMA, 6.50%, 8/1/32	4,324	4,889
FNMA, 5.50%, 6/1/33	12,642	13,821
FNMA, 5.50%, 7/1/33	74,656	81,471
FNMA, 5.50%, 8/1/33	26,336	28,893
FNMA, 5.50%, 9/1/33	39,852	44,169
FNMA, 5.00%, 11/1/33	163,872	176,432
FNMA, 6.00%, 12/1/33	552,651	609,965
FNMA, 5.50%, 1/1/34	41,469	45,612
FNMA, 5.50%, 12/1/34	43,704	47,860
FNMA, 4.50%, 1/1/35	169,216	178,886
FNMA, 5.00%, 8/1/35	65,698	70,677
FNMA, 5.00%, 2/1/36	507,664	549,192
FNMA, 5.50%, 7/1/36	25,842	28,306
FNMA, 5.50%, 2/1/37	12,632	13,896
FNMA, 6.00%, 4/1/37	120,450	132,853
FNMA, 6.00%, 7/1/37	331,574	365,701
FNMA, 6.00%, 8/1/37	221,131	243,971
FNMA, 6.50%, 8/1/37	36,734	40,053
FNMA, 6.00%, 9/1/37	228,879	252,423
FNMA, 6.00%, 11/1/37	72,116	79,401

18

	Principal Amount	Value
FNMA, 5.50%, 2/1/38	$525,154	$577,017
FNMA, 5.50%, 2/1/38	93,039	102,130
FNMA, 5.50%, 6/1/38	206,819	224,857
FNMA, 5.00%, 1/1/39	135,379	146,005
FNMA, 4.50%, 2/1/39	429,403	453,896
FNMA, 5.50%, 3/1/39	458,075	496,351
FNMA, 4.50%, 4/1/39	318,197	339,104
FNMA, 4.50%, 5/1/39	807,503	860,232
FNMA, 6.50%, 5/1/39	112,470	129,008
FNMA, 4.50%, 6/1/39	432,809	459,421
FNMA, 5.00%, 8/1/39	446,321	482,434
FNMA, 4.50%, 9/1/39	1,504,067	1,603,273
FNMA, 4.50%, 10/1/39	1,392,525	1,484,315
FNMA, 5.00%, 4/1/40	2,297,323	2,479,445
FNMA, 5.00%, 4/1/40	1,244,991	1,343,708
FNMA, 5.00%, 6/1/40	1,915,583	2,067,112
FNMA, 4.00%, 10/1/40	1,476,038	1,541,812
FNMA, 4.50%, 11/1/40	1,242,549	1,319,902
FNMA, 4.00%, 8/1/41	2,711,816	2,832,905
FNMA, 4.50%, 9/1/41	1,192,242	1,259,646
FNMA, 3.50%, 10/1/41	2,124,981	2,171,527
FNMA, 3.50%, 12/1/41	7,745,651	7,915,300
FNMA, 4.00%, 12/1/41	3,819,589	3,968,590
FNMA, 5.00%, 1/1/42	4,304,873	4,643,969
FNMA, 3.50%, 2/1/42	3,974,523	4,061,500
FNMA, 3.50%, 5/1/42	1,643,954	1,679,963
FNMA, 3.50%, 6/1/42	1,706,839	1,744,225
FNMA, 3.50%, 8/1/42	8,314,333	8,496,472
FNMA, 3.50%, 9/1/42	2,565,498	2,621,700
FNMA, 3.50%, 8/1/43	3,484,293	3,554,872
FNMA, 3.50%, 5/1/45	7,073,157	7,208,941
FNMA, 3.50%, 11/1/45	7,767,105	7,900,005
FNMA, 3.50%, 11/1/45	7,731,105	7,863,390
FNMA, 4.00%, 11/1/45	9,432,500	9,759,275
FNMA, 4.00%, 2/1/46	7,378,390	7,632,450
FNMA, 3.50%, 3/1/46	8,630,365	8,767,327
FNMA, 4.00%, 4/1/46	19,311,624	19,974,993
FNMA, 3.50%, 5/1/46	9,175,173	9,333,578
FNMA, 3.00%, 11/1/46	37,409,380	37,267,574
FNMA, 3.50%, 2/1/47	17,343,936	17,673,511
FNMA, 6.50%, 8/1/47	6,804	7,278
FNMA, 6.50%, 9/1/47	8,653	9,215
FNMA, 6.50%, 9/1/47	416	444
FNMA, 6.50%, 9/1/47	4,549	4,845
FNMA, 3.50%, 10/1/47	18,395,404	18,690,331
FNMA, 3.00%, 4/1/48	20,452,555	20,415,997
FNMA, 4.00%, 6/1/48	22,651,090	23,368,139

19

	Principal Amount	Value
FNMA, 4.50%, 2/1/49	$12,970,587	$13,548,684
GNMA, 3.00%, TBA	22,800,000	22,911,328
GNMA, 4.00%, TBA	26,240,000	27,104,075
GNMA, 7.00%, 11/15/22	528	546
GNMA, 7.00%, 4/20/26	199	221
GNMA, 7.50%, 8/15/26	410	453
GNMA, 8.00%, 8/15/26	178	192
GNMA, 7.50%, 5/15/27	391	405
GNMA, 8.00%, 6/15/27	1,021	1,036
GNMA, 7.50%, 11/15/27	164	166
GNMA, 7.00%, 2/15/28	233	234
GNMA, 7.50%, 2/15/28	181	181
GNMA, 6.50%, 3/15/28	524	575
GNMA, 7.00%, 4/15/28	149	149
GNMA, 6.50%, 5/15/28	2,402	2,638
GNMA, 7.00%, 12/15/28	269	269
GNMA, 7.00%, 5/15/31	2,133	2,435
GNMA, 6.00%, 7/15/33	594,115	668,101
GNMA, 4.50%, 8/15/33	612,279	643,106
GNMA, 5.00%, 3/20/36	69,416	74,309
GNMA, 5.00%, 4/20/36	139,270	148,994
GNMA, 5.00%, 5/20/36	238,190	254,870
GNMA, 5.50%, 1/15/39	733,650	807,840
GNMA, 6.00%, 1/20/39	29,497	32,556
GNMA, 6.00%, 2/20/39	183,626	202,878
GNMA, 4.50%, 6/15/39	1,747,164	1,845,844
GNMA, 5.50%, 9/15/39	73,667	80,507
GNMA, 5.00%, 10/15/39	846,167	909,171
GNMA, 4.50%, 1/15/40	759,950	800,044
GNMA, 4.00%, 11/20/40	2,352,793	2,451,933
GNMA, 4.00%, 12/15/40	761,487	791,449
GNMA, 4.50%, 6/15/41	640,854	677,614
GNMA, 4.50%, 7/20/41	968,269	1,019,848
GNMA, 3.50%, 4/20/42	5,016,414	5,146,594
GNMA, 3.50%, 6/20/42	10,906,440	11,197,479
GNMA, 3.50%, 7/20/42	2,000,752	2,052,288
GNMA, 3.50%, 4/20/43	3,024,652	3,102,489
GNMA, 3.50%, 4/20/46	10,632,452	10,889,576
GNMA, 2.50%, 7/20/46	10,636,241	10,424,804
GNMA, 2.50%, 2/20/47	4,949,582	4,851,115
		500,769,048
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $577,386,997)		575,371,281
ASSET-BACKED SECURITIES — 6.1%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 3.31%, (1-month LIBOR plus 0.83%), 5/25/34	4,745,756	4,741,063
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	7,666,667	7,660,703

20

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	$2,975,804	$2,953,815
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(1)	6,910,261	6,916,553
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	6,371,905	6,519,269
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	325,510	324,694
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	1,346,187	1,332,811
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	2,535,813	2,517,743
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 3.33%, (1-month LIBOR plus 0.85%), 12/17/36(1)	11,651,249	11,618,172
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 3/17/37(1)	16,952,233	16,750,713
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 3.56%, (1-month LIBOR plus 1.08%), 6/17/37(1)	10,525,000	10,460,151
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 3.48%, (1-month LIBOR plus 1.00%), 7/17/37(1)	16,261,365	16,258,139
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	1,309,980	1,295,476
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	1,262,721	1,250,089
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	2,371,897	2,331,794
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	6,130,715	6,018,493
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(1)	8,866,801	8,999,890
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.88%, (1-month LIBOR plus 1.40%), 1/17/34(1)	4,870,196	4,885,498
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	8,875,000	8,890,283
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(1)	7,000,000	7,206,787
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	1,505,105	1,494,457
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	804,921	801,536
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	1,942,785	1,940,116
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(1)	5,150,243	5,216,679
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(1)	2,154,872	2,164,667
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(1)	3,911,239	3,876,322
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(1)	7,231,993	7,105,545
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	2,263,904	2,245,386
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	4,109,280	4,065,677
TOTAL ASSET-BACKED SECURITIES (Cost $157,977,104)		157,842,521

21

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.0%
Private Sponsor Collateralized Mortgage Obligations — 3.8%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.33%, 3/25/35	$1,493,290	$1,513,285
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 11/25/44(1)	1,778,807	1,768,522
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(1)	2,723,840	2,719,551
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 3/25/46(1)	2,354,323	2,352,858
Agate Bay Mortgage Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(1)	3,833,939	3,848,328
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 6/25/34	1,451,385	1,453,419
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	269,733	273,161
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.23%, 11/25/34	892,997	872,620
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	141,432	148,827
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.45%, 8/25/34	700,685	685,438
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.43%, 8/25/34	2,459,357	2,451,479
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	161,539	163,976
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, (1-year H15T1Y plus 2.15%), 9/25/35	1,525,279	1,551,197
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	104,107	105,466
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	8,335	8,122
Credit Suisse First Boston Mortgage-Backed Trust, Series 2004-AR6, Class 2A1, VRN, 4.21%, 10/25/34	228,244	229,385
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(1)	2,759,080	2,771,258
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.37%, 10/25/34	1,324,517	1,316,337
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 8/25/35	377,114	380,372
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.84%, 6/25/34	370,682	367,775
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.44%, 5/25/34	1,147,458	1,176,355
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.02%, 1/25/35	1,125,885	1,116,161
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	1,248,374	1,276,730
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 4.39%, 9/25/35	1,830,737	1,856,272
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.41%, 9/25/35	1,193,783	1,210,177
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.33%, 7/25/35	122,631	123,611
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	241,107	234,071

22

	Principal Amount	Value
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.69%, 4/25/35	$265,173	$269,526
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(1)	658,087	648,405
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(1)	5,357,556	5,386,725
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.47%, 11/21/34	1,076,949	1,111,602
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.36%, 11/25/35	2,045,972	2,037,019
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 4.45%, 2/25/35	937,178	971,635
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 7/25/59(1)	3,892,045	3,855,520
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(1)	2,156,776	2,203,100
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	3,610,366	3,705,152
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.99%, (1-month LIBOR plus 1.50%), 6/25/57(1)	4,913,154	5,002,750
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(1)	3,963,073	3,975,612
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	4,450,824	4,536,015
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	5,004,563	5,063,790
Sequoia Mortgage Trust, Series 2018-7, Class A4, VRN, 4.00%, 9/25/48(1)	4,595,513	4,688,844
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	3,695,837	3,753,483
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(1)	2,671,204	2,610,917
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.47%, 7/25/34	563,350	567,723
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.23%, (1-month LIBOR plus 0.74%), 9/25/44	2,406,675	2,376,833
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	71,942	72,148
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.47%, 3/25/35	2,416,197	2,385,606
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	70,735	73,702
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 4.44%, 6/25/34	383,548	393,646
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.62%, 9/25/34	1,052,481	1,084,019
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.98%, 12/25/34	872,444	892,450
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	190,397	187,531
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	470,910	477,157
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	1,311,671	1,342,768
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.73%, 6/25/35	667,938	707,643
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 4.88%, 6/25/35	801,138	825,464

23

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, SEQ, VRN, 2.79%, (1-month LIBOR plus 0.30%), 5/25/35	$1,029,702	$985,974
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.97%, 3/25/35	982,045	1,003,254
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.44%, 5/25/35	660,066	679,513
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	344,662	343,040
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	646,624	639,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	207,696	205,471
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	157,833	157,357
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	115,745	117,685
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	124,657	123,998
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	152,518	147,146
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	502,878	529,813
		98,114,497
U.S. Government Agency Collateralized Mortgage Obligations — 1.2%
FHLMC, Series 2016-DNA3, Class M2, VRN, 4.49%, (1-month LIBOR plus 2.00%), 12/25/28	2,775,286	2,798,550
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.79%, (1-month LIBOR plus 1.30%), 3/25/29	2,935,496	2,950,742
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.84%, (1-month LIBOR plus 1.35%), 3/25/29	3,535,217	3,567,594
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.69%, (1-month LIBOR plus 1.20%), 10/25/29	4,132,520	4,156,282
FHLMC, Series 2017-HQA2, Class M1, VRN, 3.29%, (1-month LIBOR plus 0.80%), 12/25/29	275,897	276,069
FHLMC, Series 3397, Class GF, VRN, 2.98%, (1-month LIBOR plus 0.50%), 12/15/37	1,589,531	1,592,870
FHLMC, Series KF29, Class A, VRN, 2.85%, (1-month LIBOR plus 0.36%), 2/25/24	1,625,130	1,621,818
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	4	4
FNMA, Series 2014-C02, Class 1M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	2,936,000	3,080,527
FNMA, Series 2014-C02, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	2,785,895	2,893,833
FNMA, Series 2016-C04, Class 1M1, VRN, 3.94%, (1-month LIBOR plus 1.45%), 1/25/29	1,463,915	1,469,700
FNMA, Series 2016-C05, Class 2M1, VRN, 3.84%, (1-month LIBOR plus 1.35%), 1/25/29	383,909	384,274
FNMA, Series 2017-C01, Class 1M1, VRN, 3.79%, (1-month LIBOR plus 1.30%), 7/25/29	2,507,466	2,517,972
FNMA, Series 2017-C03, Class 1M1, VRN, 3.44%, (1-month LIBOR plus 0.95%), 10/25/29	807,241	808,944
FNMA, Series 2018-C02, Class 2M1, VRN, 3.14%, (1-month LIBOR plus 0.65%), 8/25/30	3,329,863	3,329,126
		31,448,305
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,269,025)		129,562,802

24

	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.9%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	$5,000,000	$5,052,792
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	5,000,000	5,090,684
BENCHMARK Mortgage Trust, Series 2018-B1, Class AM, VRN, 3.88%, 1/15/51	5,789,000	5,983,156
BX Trust, Series 2018-MCSF, Class A, VRN, 3.06%, (1-month LIBOR plus 0.58%), 4/15/35(1)	5,700,000	5,620,297
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	5,000,000	5,285,795
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	5,500,000	5,758,089
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	7,625,000	7,969,356
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	9,000,000	9,066,407
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	3,000,000	3,207,249
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 7/10/48	5,000,000	5,203,987
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	5,000,000	5,047,964
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	4,000,000	4,036,827
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	4,907,126	4,986,893
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 6/15/34(1)	7,400,000	7,377,581
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	7,500,000	7,632,231
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	6,250,000	6,461,428
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	5,000,000	5,105,032
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	5,300,000	5,208,865
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	6,300,000	6,206,427
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	6,400,000	6,443,197
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(1)	2,710,000	2,725,667
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	6,200,000	6,212,894
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $125,611,321)		125,682,818
COLLATERALIZED LOAN OBLIGATIONS — 4.1%
ARES LI CLO Ltd., Series 2019-51A, Class B, VRN, 4.35%, (3-month LIBOR plus 1.85%), 4/15/31(1)	5,900,000	5,906,325
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.78%, (3-month LIBOR plus 1.02%), 4/20/31(1)	6,275,000	6,194,410
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class A1RR, VRN, 3.93%, (3-month LIBOR plus 1.14%), 7/15/31(1)	4,600,000	4,559,964
CBAM 2019-9 Ltd., Series 2019-9A, Class A, VRN, 4.01%, (3-month LIBOR plus 1.28%), 2/12/30(1)	7,675,000	7,669,174
CBAM 2019-9 Ltd., Series 2019-9A, Class B1, VRN, 4.63%, (3-month LIBOR plus 1.90%), 2/12/30(1)	4,400,000	4,400,245

25

	Principal Amount	Value
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.79%, (3-month LIBOR plus 1.02%), 4/17/31(1)	$4,500,000	$4,426,011
CIFC Funding 2019-I Ltd., Series 2019-1A, Class B, VRN, 4.43%, (3-month LIBOR plus 1.80%), 4/20/32(1)	7,600,000	7,594,498
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.76%, (3-month LIBOR plus 0.98%), 4/24/31	3,200,000	3,148,272
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 3.87%, (3-month LIBOR plus 1.11%), 1/22/31(1)	2,225,000	2,204,392
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.76%, (3-month LIBOR plus 0.97%), 4/15/31(1)	3,300,000	3,243,886
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.75%, (3-month LIBOR plus 0.97%), 4/18/31	2,550,000	2,506,662
Dryden 71 CLO Ltd., Series 2018-71A, Class B, VRN, 4.59%, (3-month LIBOR plus 1.90%), 1/15/29(1)	4,500,000	4,507,195
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.88%, (3-month LIBOR plus 1.12%), 7/20/31(1)	4,000,000	3,967,626
KKR CLO Ltd., Series 11, Class AR, VRN, 3.97%, (3-month LIBOR plus 1.18%), 1/15/31(1)	4,500,000	4,466,137
KKR CLO Ltd., Series 22A, Class A, VRN, 3.91%, (3-month LIBOR plus 1.15%), 7/20/31(1)	4,500,000	4,466,533
LCM XIV LP, Series 14A, Class AR, VRN, 3.82%, (3-month LIBOR plus 1.04%), 7/20/31(1)	2,275,000	2,247,530
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.98%, (1-month LIBOR plus 1.50%), 5/15/28(1)	6,000,000	6,007,483
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.71%, (3-month LIBOR plus 0.95%), 4/19/30(1)	4,500,000	4,466,477
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.77%, (3-month LIBOR plus 0.98%), 4/15/31(1)	5,875,000	5,808,844
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.93%, (3-month LIBOR plus 1.15%), 4/18/31(1)	5,750,000	5,694,880
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.83%, (3-month LIBOR plus 1.07%), 10/20/28(1)	5,000,000	4,993,214
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.74%, (3-month LIBOR plus 0.97%), 4/25/31(1)	3,000,000	2,950,314
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.93%, (3-month LIBOR plus 1.15%), 10/18/31(1)	2,575,000	2,552,630
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $104,699,718)		103,982,702
BANK LOAN OBLIGATIONS(3) — 1.3%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	3,700,000	3,661,835
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	3,950,000	3,933,805
		7,595,640
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	1,331,497	1,322,037
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	412,098	409,170
		1,731,207
Health Care Providers and Services — 0.2%
DaVita, Inc., Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 6/24/21	2,685,901	2,688,009

26

	Principal Amount	Value
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	$3,242,599	$3,242,875
		5,930,884
Hotels, Restaurants and Leisure — 0.3%
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	3,849,746	3,845,242
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	4,331,184	4,278,993
		8,124,235
Independent Power and Renewable Electricity Producers — 0.2%
NRG Energy, Inc., 2016 Term Loan B, 4.25%, (1-month LIBOR plus 1.75%), 6/30/23	4,763,265	4,714,823
Media — 0.1%
Charter Communications Operating, LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 4/30/25	2,487,406	2,473,886
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 9/7/23	592,119	586,150
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	2,374,828	2,316,443
		2,902,593
TOTAL BANK LOAN OBLIGATIONS (Cost $33,811,424)		33,473,268
MUNICIPAL SECURITIES — 1.2%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	980,000	1,364,199
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	1,000,000	1,337,710
Houston GO, 3.96%, 3/1/47	820,000	843,182
Los Angeles Community College District GO, 6.75%, 8/1/49	1,330,000	2,013,434
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,075,000	1,390,781
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,165,000	1,574,742
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	470,000	641,691
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	975,000	1,466,234
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	480,000	700,723
New York City GO, 6.27%, 12/1/37	335,000	445,741
New York City Water & Sewer System Rev., 5.95%, 6/15/42	925,000	1,263,929
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	420,000	544,593
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	483,500
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	500,000	561,260
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	675,000	838,141
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	375,000	482,966
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	280,000	374,069
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	750,000	827,708
San Diego County Water Authority Rev., 6.14%, 5/1/49	460,000	635,669
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,100,000	1,390,840
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	765,000	1,119,601
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,085,000	1,085,119
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	920,000	1,102,896
State of California GO, 4.60%, 4/1/38	1,380,000	1,471,273

27

	Principal Amount	Value
State of California GO, 7.55%, 4/1/39	$450,000	$684,257
State of California GO, 7.30%, 10/1/39	1,210,000	1,752,891
State of Illinois GO, 5.10%, 6/1/33	1,618,000	1,591,157
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	925,000	1,040,967
University of California Rev., 4.60%, 5/15/31	1,975,000	2,205,838
TOTAL MUNICIPAL SECURITIES (Cost $27,735,186)		31,235,111
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.7%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	920,000	936,790
Chile Government International Bond, 3.625%, 10/30/42	500,000	500,225
		1,437,015
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	2,770,000	2,851,023
Colombia Government International Bond, 6.125%, 1/18/41	820,000	970,888
		3,821,911
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27	18,000	18,328
Panama — 0.1%
Panama Government International Bond, 7.125%, 1/29/26	1,400,000	1,713,250
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	730,000	986,412
Peruvian Government International Bond, 5.625%, 11/18/50	1,240,000	1,594,020
		2,580,432
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21	1,590,000	1,623,748
Philippine Government International Bond, 5.50%, 3/30/26	3,000,000	3,465,798
Philippine Government International Bond, 6.375%, 10/23/34	730,000	974,923
		6,064,469
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,050,000	1,057,959
Republic of Poland Government International Bond, 5.125%, 4/21/21	450,000	472,158
		1,530,117
Uruguay†
Uruguay Government International Bond, 4.375%, 10/27/27	820,000	866,432
Uruguay Government International Bond, 4.125%, 11/20/45	340,000	333,200
		1,199,632
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $17,828,238)		18,365,154
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 6.625%, 11/15/30 (Cost $6,223,363)	5,000,000	6,899,549
TEMPORARY CASH INVESTMENTS(4) — 3.0%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(1)(5)	48,853,000	48,842,822
Societe Generale SA, 2.50%, 4/1/19(1)(5)	28,000,000	27,994,384

28

	Shares	Value
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $740,372), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $725,724)		$725,582
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 6/30/25, valued at $124,137), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $121,013)		121,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,829	4,829
TOTAL TEMPORARY CASH INVESTMENTS (Cost $77,704,411)		77,688,617
TOTAL INVESTMENT SECURITIES — 105.2% (Cost $2,680,879,922)		2,703,570,955
OTHER ASSETS AND LIABILITIES(6) — (5.2)%		(132,415,984)
TOTAL NET ASSETS — 100.0%		$2,571,154,971

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	193,401,407	USD	288,689	Goldman Sachs & Co.	6/19/19	$(4,493)
USD	1,759,654	HUF	491,960,627	UBS AG	6/19/19	31,797
USD	2,261,244	MXN	44,635,816	Morgan Stanley	6/19/19	(9,894)
						$17,410

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	229	June 2019	$22,900,000	$28,446,094	$364,453
U.S. Treasury 10-Year Ultra Notes	9	June 2019	$900,000	1,195,031	22,620
U.S. Treasury 2-Year Notes	1,028	June 2019	$205,600,000	219,060,375	739,562
U.S. Treasury 5-Year Notes	765	June 2019	$76,500,000	88,608,516	874,607
U.S. Treasury Long Bonds	122	June 2019	$12,200,000	18,258,062	369,351
				$355,568,078	$2,370,593

29

NOTES TO SCHEDULE OF INVESTMENTS
CLP	-	Chilean Peso
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $471,677,398, which represented 18.3% of total net assets. Of these securities, 1.0% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts and futures contracts. At the period end, the aggregate value of securities pledged was $3,488,033.

(3)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(4)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,131,818.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $2,680,879,922)	$2,703,570,955
Cash	11,163
Receivable for investments sold	27,084,993
Unrealized appreciation on forward foreign currency exchange contracts	31,797
Interest receivable	15,183,427
2,745,882,335

Liabilities
Payable for collateral received for forward commitments	1,131,818
Payable for investments purchased	156,768,602
Payable for capital shares redeemed	16,276,584
Payable for variation margin on futures contracts	535,973
Unrealized depreciation on forward foreign currency exchange contracts	14,387
174,727,364

Net Assets	$2,571,154,971

G Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	242,039,404
Net Asset Value Per Share	$10.62

Net Assets Consist of:
Capital paid in	$2,615,479,832
Distributable earnings	(44,324,861)
$2,571,154,971

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$93,579,231

Expenses:
Management fees	9,545,563
Trustees' fees and expenses	196,074
Other expenses	45,797
9,787,434
Fees waived	(9,545,563)
241,871

Net investment income (loss)	93,337,360

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(67,932,279)
Forward foreign currency exchange contract transactions	28,814,811
Futures contract transactions	(12,469,770)
Swap agreement transactions	1,356,815
Foreign currency translation transactions	(1,244,153)
(51,474,576)

Change in net unrealized appreciation (depreciation) on:
Investments	44,873,453
Forward foreign currency exchange contracts	3,049,917
Futures contracts	5,626,488
Swap agreements	(165,592)
Translation of assets and liabilities in foreign currencies	(57,294)
53,326,972

Net realized and unrealized gain (loss)	1,852,396

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,189,756

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$93,337,360	$83,805,951
Net realized gain (loss)	(51,474,576)	(15,558,575)
Change in net unrealized appreciation (depreciation)	53,326,972	(28,803,118)
Net increase (decrease) in net assets resulting from operations	95,189,756	39,444,258

Distributions to Shareholders
From earnings:
G Class	(82,373,652)	(81,681,648)
R6 Class	—	(2,572,468)
Decrease in net assets from distributions	(82,373,652)	(84,254,116)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(476,180,770)	22,307,893

Net increase (decrease) in net assets	(463,364,666)	(22,501,965)

Net Assets
Beginning of period	3,034,519,637	3,057,021,602
End of period	$2,571,154,971	$3,034,519,637

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

34

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination

35

by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0000% to 0.0600%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The effective annual management fee for the period ended March 31, 2019 was 0.34% before waiver and 0.00% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $5,553,863,110, of which $4,982,596,086 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $6,372,116,981, of which $5,140,733,029 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
G Class
Sold	28,688,091	$297,773,497	72,458,777	$780,457,679
Issued in reinvestment of distributions	7,927,067	82,083,103	7,621,571	81,614,602
Redeemed	(83,031,742)	(856,037,370)	(47,761,372)	(509,674,355)
	(46,416,584)	(476,180,770)	32,318,976	352,397,926
R6 Class	N/A
Sold			3,500,678	37,677,906
Issued in reinvestment of distributions			180,700	1,945,064
Redeemed			(34,224,315)	(369,713,003)
			(30,542,937)	(330,090,033)
Net increase (decrease)	(46,416,584)	$(476,180,770)	1,776,039	$22,307,893

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$734,586,945	—
U.S. Treasury Securities	—	708,880,187	—
U.S. Government Agency Mortgage-Backed Securities	—	575,371,281	—
Asset-Backed Securities	—	157,842,521	—
Collateralized Mortgage Obligations	—	129,562,802	—
Commercial Mortgage-Backed Securities	—	125,682,818	—
Collateralized Loan Obligations	—	103,982,702	—
Bank Loan Obligations	—	33,473,268	—
Municipal Securities	—	31,235,111	—
Sovereign Governments and Agencies	—	18,365,154	—
U.S. Government Agency Securities	—	6,899,549	—
Temporary Cash Investments	$4,829	77,683,788	—
	$4,829	$2,703,566,126	—
Other Financial Instruments
Futures Contracts	$2,370,593	—	—
Forward Foreign Currency Exchange Contracts	—	$31,797	—
	$2,370,593	$31,797	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,387	—
7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $62,500,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized

38

appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $238,035,051.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $268,095,899 futures contracts purchased and $326,488,657 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $51,532,166.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $95,450,000.

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Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$31,797	Unrealized depreciation on forward foreign currency exchange contracts	$14,387
Interest Rate Risk	Receivable for variation margin on futures contracts*	–	Payable for variation margin on futures contracts*	535,973
		$31,797		$550,360

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$455,871	Change in net unrealized appreciation (depreciation) on swap agreements	–
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	28,814,811	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$3,049,917
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(12,469,770)	Change in net unrealized appreciation (depreciation) on futures contracts	5,626,488
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	95,997	Change in net unrealized appreciation (depreciation) on swap agreements	–
Other Contracts	Net realized gain (loss) on swap agreement transactions	804,947	Change in net unrealized appreciation (depreciation) on swap agreements	(165,592)
		$17,701,856		$8,510,813

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$82,373,652	$84,254,116
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,680,974,538
Gross tax appreciation of investments	$39,957,476
Gross tax depreciation of investments	(17,361,059)
Net tax appreciation (depreciation) of investments	$22,596,417
Other book-to-tax adjustments	$(247,632)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(32,799,028)
Accumulated long-term capital losses	$(33,630,736)
Late-year ordinary loss deferral	$(243,882)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$10.52	0.35	0.05	0.40	(0.30)	—	(0.30)	$10.62	3.93%	0.01%	0.35%	3.35%	3.01%	185%	$2,571,155
2018	$10.66	0.29	(0.14)	0.15	(0.29)	—	(0.29)	$10.52	1.36%	0.12%	0.36%	2.66%	2.42%	186%	$3,034,520
2017	$10.85	0.22	(0.16)	0.06	(0.24)	(0.01)	(0.25)	$10.66	0.59%	0.40%	0.40%	2.07%	2.07%	139%	$2,731,236
2016	$11.03	0.21	(0.04)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.57%	0.40%	0.40%	1.96%	1.96%	207%	$2,406,977
2015	$10.70	0.20	0.42	0.62	(0.29)	—	(0.29)	$11.03	5.90%	0.40%	0.40%	1.85%	1.85%	248%	$2,198,329

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT Diversified Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Diversified Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

43

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

45

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92292 1905

Annual Report

March 31, 2019

NT High Income Fund
Investor Class (AHGVX)
G Class (AHGNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AHGVX	4.21%	3.42%	5/19/17
ICE BofAML U.S. High Yield Constrained Index	—	5.93%	4.28%	—
G Class	AHGNX	5.02%	4.16%	5/19/17
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 19, 2017
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $10,648

ICE BofAML U.S. High Yield Constrained Index — $10,813

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
0.86%	0.61%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen and David Crall
Performance Summary
NT High Income returned 5.02%* for the 12-month period ended March 31, 2019. By comparison, the ICE BofAML U.S. High Yield Constrained Index returned 5.93%. Fund returns reflect operating expenses, while index returns do not.
The U.S. high-yield market began the fiscal year on an upbeat note. The U.S. economy was robust, corporate fundamentals were strong, commodity prices were improving and the default environment was benign. These factors provided an ideal setting for credit risk taking. U.S. real gross domestic product hovered near 4% during the second quarter of 2018. At the same time, the U.S. market showed signs of decoupling from global markets, as the U.S. economy continued to grow at a solid pace due to tax reform, deregulation and, to a lesser degree, government spending. For the first half of the fiscal year, lower-quality segments of the market outperformed their higher-quality, more duration-sensitive counterparts, but this trend would ultimately reverse by the end of 2018. Yields on the U.S. 10-year Treasury note began the fiscal year at 2.74% and rose to 3.24% in early November. The U.S. Federal Reserve (Fed) continued to normalize short-term interest rates with four increases of 25 basis points (bps) each in 2018. Rising interest rates were a modest headwind for fixed-income securities for much of the year.
Market sentiment started to sour in October 2018, beginning with an underwhelming start to the third-quarter earnings season, compounded by negative narratives surrounding U.S.-China trade relations, softening growth in emerging markets and the eurozone, and geopolitical concerns involving Brexit, Italy’s budget, Saudi Arabia and Iran. These concerns, coupled with the lack of clarity about waivers for Iran oil production, led to a precipitous decline in West Texas Intermediate crude oil prices from a peak of $73 to $45 per barrel to end 2018. This had an immediate impact on the high-yield energy sector. Mounting global growth concerns led to a sell-off in risky assets, and the 10-year Treasury yield ended 2018 at 2.69%. Alongside the sharpest decline for the S&P 500 Index since September 2011, the U.S. high-yield market also came under pressure. The average option-adjusted spread (OAS) on high-yield bonds widened more than 200 bps, from 316 bps to 544 bps, over this period. Despite grinding out positive returns for most of 2018, the U.S. high-yield market gave everything back and then some in the final quarter of 2018.
Many of the fears that drove the negative fourth-quarter sentiment quickly dissipated in January. The Fed shifted course at its January policy meeting, with key changes to the post-meeting statement and new balance sheet normalization guidance. The Fed also ruled out returning to a small balance sheet, confirming its intention to continue to control short-term interest rates by paying interest on reserves and maintaining an ample supply of reserves. At its March 2019 meeting, the Fed moved from the pause in rate hikes it signaled in January to essentially preclude the possibility of any rate increases in 2019. The European Central Bank also lowered its growth outlook and pushed back its first interest rate hike. In the first quarter of 2019, markets responded positively to more dovish central bank policies, strong corporate earnings and further progress on U.S.-China trade talks along with an outlook for steady growth.

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

3

Security Selection, Sector Allocation Detracted
Overall, security selection primarily accounted for the portfolio’s underperformance relative to the index. In particular, our selections in the pharmaceuticals, integrated electric, wholesale food, oil field equipment and services, and cable and satellite TV sectors detracted from relative results.
Sector allocation had a slightly negative effect on relative performance. Underweight positions relative to the index in the cable and satellite TV and health facilities sectors and an overweight position in the energy exploration and production sector weighed on results. Conversely, our allocation decisions in the automobile parts and equipment (underweight), gaming (overweight) and telecommunication wireline (underweight) sectors contributed to performance on a relative basis.
Portfolio Positioning and Market Outlook
We believe U.S. high-yield bonds can perform well in a slow-growth economy coupled with target-level inflation and other supportive influences. Recession fears are slowly fading, as U.S. economic strength holds up against a backdrop of slowing global growth. This factor is alleviating concerns about the credit cycle ending and a potential surge in default rates and/or significant downgrades from investment-grade bonds into the high-yield market. Interest rate risk, a modest headwind for the high-yield market for most of 2018, remains subdued because of the economic slowdown and dovish Fed policy. The default rate is very low on a trailing 12-month basis, and while we expect it to increase modestly in 2019, we still expect defaults to remain below historical averages.

4

Fund Characteristics

MARCH 31, 2019
Types of Investments in Portfolio	% of net assets
Corporate Bonds	90.1%
Bank Loan Obligations	3.7%
Preferred Stocks	1.8%
Convertible Bonds	0.3%
Common Stocks	0.1%
Asset-Backed Securities	0.1%
Escrow Interests	—*
Temporary Cash Investments	2.7%
Other Assets and Liabilities	1.2%
* Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.40	$3.90	0.78%
G Class	$1,000	$1,009.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2019

	Principal Amount/Shares	Value
CORPORATE BONDS — 90.1%
Aerospace and Defense — 2.2%
Arconic, Inc., 5.125%, 10/1/24	$1,500,000	$1,539,847
Arconic, Inc., 5.90%, 2/1/27	250,000	259,841
Arconic, Inc., 5.95%, 2/1/37	1,225,000	1,211,984
Bombardier, Inc., 5.75%, 3/15/22(1)	1,085,000	1,116,194
Bombardier, Inc., 6.00%, 10/15/22(1)	1,005,000	1,018,819
Bombardier, Inc., 6.125%, 1/15/23(1)	475,000	482,719
Bombardier, Inc., 7.50%, 12/1/24(1)	775,000	806,969
Bombardier, Inc., 7.50%, 3/15/25(1)	495,000	511,706
Bombardier, Inc., 7.875%, 4/15/27(1)	1,800,000	1,858,500
BWX Technologies, Inc., 5.375%, 7/15/26(1)	375,000	382,500
Pioneer Holdings LLC / Pioneer Finance Corp., 9.00%, 11/1/22(1)	575,000	585,063
TransDigm UK Holdings plc, 6.875%, 5/15/26(1)	200,000	199,500
TransDigm, Inc., 6.00%, 7/15/22	1,740,000	1,772,329
TransDigm, Inc., 6.50%, 5/15/25	100,000	101,885
TransDigm, Inc., 6.25%, 3/15/26(1)	800,000	832,000
TransDigm, Inc., 6.375%, 6/15/26	850,000	844,560
TransDigm, Inc., 7.50%, 3/15/27(1)	850,000	872,312
Triumph Group, Inc., 4.875%, 4/1/21	375,000	367,500
Triumph Group, Inc., 7.75%, 8/15/25	525,000	502,688
		15,266,916
Air Freight and Logistics — 0.3%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	1,421,000	1,457,591
XPO Logistics, Inc., 6.125%, 9/1/23(1)	600,000	606,000
		2,063,591
Airlines — 0.4%
Air Canada, 7.75%, 4/15/21(1)	225,000	242,156
American Airlines Group, Inc., 4.625%, 3/1/20(1)	975,000	984,165
United Continental Holdings, Inc., 4.25%, 10/1/22	225,000	225,914
United Continental Holdings, Inc., 5.00%, 2/1/24	1,445,000	1,459,450
		2,911,685
Auto Components — 0.9%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	785,000	805,606
Dana, Inc., 6.00%, 9/15/23	1,484,000	1,526,665
Delphi Technologies plc, 5.00%, 10/1/25(1)	800,000	706,400
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 6.25%, 5/15/26(1)(2)	450,000	460,125
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.50%, 5/15/27(1)(2)	1,400,000	1,407,000
Tenneco, Inc., 5.00%, 7/15/26	825,000	664,125
Titan International, Inc., 6.50%, 11/30/23	1,175,000	1,088,344
		6,658,265

7

	Principal Amount/Shares	Value
Automobiles — 0.4%
Mclaren Finance plc, 5.75%, 8/1/22(1)	$400,000	$381,000
Tesla, Inc., 5.30%, 8/15/25(1)	2,575,000	2,240,250
		2,621,250
Banks — 0.4%
Barclays plc, VRN, 8.00%(3)	200,000	204,750
CIT Group, Inc., 4.125%, 3/9/21	275,000	279,125
CIT Group, Inc., 5.00%, 8/15/22	1,363,000	1,422,631
CIT Group, Inc., 5.00%, 8/1/23	900,000	946,125
		2,852,631
Building Products — 0.7%
American Woodmark Corp., 4.875%, 3/15/26(1)	300,000	294,750
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	1,365,000	1,349,644
Griffon Corp., 5.25%, 3/1/22	1,225,000	1,209,687
Masonite International Corp., 5.75%, 9/15/26(1)	275,000	281,875
Northwest Hardwoods, Inc., 7.50%, 8/1/21(1)	275,000	171,875
PGT Escrow Issuer, Inc., 6.75%, 8/1/26(1)	525,000	547,312
USG Corp., 5.50%, 3/1/25(1)	735,000	749,149
		4,604,292
Capital Markets — 0.3%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	375,000	378,750
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24(1)	900,000	945,000
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	250,000	258,750
MSCI, Inc., 4.75%, 8/1/26(1)	150,000	154,500
MSCI, Inc., 5.375%, 5/15/27(1)	125,000	132,500
		1,869,500
Chemicals — 1.9%
CF Industries, Inc., 7.125%, 5/1/20	175,000	183,094
CF Industries, Inc., 4.95%, 6/1/43	125,000	107,656
CF Industries, Inc., 5.375%, 3/15/44	1,475,000	1,334,875
Chemours Co. (The), 6.625%, 5/15/23	466,000	483,517
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	750,000	750,000
CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, 6/15/23(1)	150,000	157,688
Element Solutions, Inc., 5.875%, 12/1/25(1)	525,000	528,859
GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)	250,000	255,625
Hexion, Inc., 10.375%, 2/1/22(1)(6)	1,275,000	1,074,187
Hexion, Inc., 13.75%, 2/1/22(1)(6)	1,425,000	498,750
Hexion, Inc. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20(6)	200,000	51,000
INEOS Group Holdings SA, 5.625%, 8/1/24(1)	1,425,000	1,428,562
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/22(1)	275,000	288,062
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	900,000	886,500
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26(1)	450,000	418,500
OCI NV, 6.625%, 4/15/23(1)	800,000	833,600
Olin Corp., 5.00%, 2/1/30	100,000	98,375
PQ Corp., 5.75%, 12/15/25(1)	250,000	244,688
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26	325,000	320,937

8

	Principal Amount/Shares	Value
SPCM SA, 4.875%, 9/15/25(1)	$300,000	$294,465
TPC Group, Inc., 8.75%, 12/15/20(1)	1,275,000	1,262,250
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	1,000,000	951,250
Tronox Finance plc, 5.75%, 10/1/25(1)	675,000	628,594
Venator Finance S.a.r.l. / Venator Materials LLC, 5.75%, 7/15/25(1)	275,000	242,688
		13,323,722
Commercial Services and Supplies — 2.7%
ADT Security Corp. (The), 5.25%, 3/15/20	775,000	786,625
ADT Security Corp. (The), 6.25%, 10/15/21	325,000	342,566
Aptim Corp., 7.75%, 6/15/25(1)	1,325,000	1,030,187
Aramark Services, Inc., 5.125%, 1/15/24	1,105,000	1,139,531
Aramark Services, Inc., 5.00%, 4/1/25(1)	250,000	256,625
Aramark Services, Inc., 5.00%, 2/1/28(1)	950,000	948,461
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	1,050,000	947,625
Covanta Holding Corp., 5.875%, 3/1/24	2,090,000	2,147,475
Garda World Security Corp., 8.75%, 5/15/25(1)	775,000	742,062
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	1,435,000	1,436,794
Harland Clarke Holdings Corp., 8.375%, 8/15/22(1)	1,450,000	1,314,715
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	300,000	298,125
Matthews International Corp., 5.25%, 12/1/25(1)	500,000	481,250
Multi-Color Corp., 6.125%, 12/1/22(1)	425,000	438,813
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/1/21(1)	550,000	552,750
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	740,000	740,925
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	570,000	567,150
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	1,056,000	1,111,440
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)(2)	425,000	426,063
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(1)	450,000	460,687
Star Merger Sub, Inc., 6.875%, 8/15/26(1)	525,000	537,797
Star Merger Sub, Inc., 10.25%, 2/15/27(1)	2,075,000	2,137,250
TMS International Corp., 7.25%, 8/15/25(1)	375,000	364,133
Waste Pro USA, Inc., 5.50%, 2/15/26(1)	25,000	24,188
		19,233,237
Communications Equipment — 0.9%
Anixter, Inc., 6.00%, 12/1/25(1)	350,000	368,375
CommScope Finance LLC, 5.50%, 3/1/24(1)	600,000	615,174
CommScope Finance LLC, 6.00%, 3/1/26(1)	550,000	570,278
CommScope Finance LLC, 8.25%, 3/1/27(1)	800,000	832,000
CommScope Technologies LLC, 6.00%, 6/15/25(1)	2,150,000	2,098,292
CommScope Technologies LLC, 5.00%, 3/15/27(1)	470,000	417,915
CommScope, Inc., 5.00%, 6/15/21(1)	475,000	476,425
Nokia of America Corp., 6.45%, 3/15/29	425,000	417,563
Nokia Oyj, 3.375%, 6/12/22	225,000	223,031
ViaSat, Inc., 5.625%, 4/15/27(1)	425,000	433,547
		6,452,600

9

	Principal Amount/Shares	Value
Construction and Engineering — 0.2%
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	$375,000	$394,219
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/1/22(1)	475,000	483,313
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	750,000	731,332
		1,608,864
Construction Materials — 1.0%
BMC East LLC, 5.50%, 10/1/24(1)	840,000	828,450
James Hardie International Finance DAC, 4.75%, 1/15/25(1)	400,000	396,000
James Hardie International Finance DAC, 5.00%, 1/15/28(1)	400,000	389,000
Standard Industries, Inc., 4.75%, 1/15/28(1)	825,000	789,937
Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 7/15/23	325,000	333,401
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(1)	400,000	387,000
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	275,000	277,750
TerraForm Power Operating LLC, 4.25%, 1/31/23(1)	700,000	695,093
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	825,000	799,219
US Concrete, Inc., 6.375%, 6/1/24	1,950,000	1,989,000
		6,884,850
Consumer Finance — 3.1%
Ally Financial, Inc., 4.125%, 3/30/20	975,000	983,863
Ally Financial, Inc., 8.00%, 11/1/31	1,225,000	1,526,656
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25(1)	1,575,000	716,625
Credit Acceptance Corp., 6.625%, 3/15/26(1)	425,000	432,438
goeasy Ltd., 7.875%, 11/1/22(1)	525,000	552,563
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, 8/1/21(1)	925,000	945,812
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	1,567,000	1,594,422
Navient Corp., 5.00%, 10/26/20	990,000	1,006,087
Navient Corp., 5.875%, 3/25/21	50,000	51,813
Navient Corp., 5.50%, 1/25/23	2,345,000	2,356,725
Navient Corp., 7.25%, 9/25/23	1,250,000	1,325,000
Navient Corp., 5.875%, 10/25/24	375,000	364,688
Navient Corp., 6.75%, 6/25/25	3,425,000	3,404,621
Navient Corp., 6.75%, 6/15/26	675,000	648,000
Navient Corp., MTN, 4.875%, 6/17/19	207,000	207,388
Navient Corp., MTN, 6.125%, 3/25/24	360,000	361,350
Refinitiv US Holdings, Inc., 6.25%, 5/15/26(1)	325,000	330,281
Refinitiv US Holdings, Inc., 8.25%, 11/15/26(1)	400,000	393,500
Springleaf Finance Corp., 8.25%, 12/15/20	125,000	134,531
Springleaf Finance Corp., 6.125%, 3/15/24	125,000	128,123
Springleaf Finance Corp., 6.875%, 3/15/25	1,125,000	1,164,375
Springleaf Finance Corp., 7.125%, 3/15/26	2,200,000	2,243,989
Verscend Escrow Corp., 9.75%, 8/15/26(1)	925,000	926,156
		21,799,006

10

	Principal Amount/Shares	Value
Containers and Packaging — 2.6%
ARD Finance SA, 7.125% Cash or 7.875% PIK, 9/15/23(4)	$720,000	$720,900
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)	400,000	403,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)	1,365,000	1,443,078
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	1,085,000	1,087,712
Berry Global, Inc., 6.00%, 10/15/22	850,000	877,625
BWAY Holding Co., 5.50%, 4/15/24(1)	850,000	847,067
BWAY Holding Co., 7.25%, 4/15/25(1)	3,650,000	3,533,638
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	225,000	216,000
Flex Acquisition Co., Inc., 7.875%, 7/15/26(1)	600,000	580,500
Greif, Inc., 6.50%, 3/1/27(1)	575,000	589,375
OI European Group BV, 4.00%, 3/15/23(1)	475,000	467,281
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22(1)	375,000	385,781
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	625,000	656,969
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	150,000	157,875
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	375,000	352,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,051,482	1,054,111
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	280,695	282,099
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	1,010,000	1,027,675
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	1,790,000	1,847,280
Sealed Air Corp., 5.125%, 12/1/24(1)	1,410,000	1,467,754
		17,998,720
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(1)	375,000	385,781
Diversified Consumer Services — 0.4%
Graham Holdings Co., 5.75%, 6/1/26(1)	650,000	684,125
Service Corp., International, 5.375%, 1/15/22	720,000	728,640
Sotheby's, 4.875%, 12/15/25(1)	800,000	781,000
Weight Watchers International, Inc., 8.625%, 12/1/25(1)	575,000	520,375
		2,714,140
Diversified Financial Services — 2.4%
Arrow Bidco LLC, 9.50%, 3/15/24(1)	200,000	199,250
Camelot Finance SA, 7.875%, 10/15/24(1)	750,000	795,000
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	550,000	519,750
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	1,050,000	1,073,100
HUB International Ltd., 7.00%, 5/1/26(1)	175,000	173,688
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,555,000	1,571,716
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	1,355,000	1,376,856
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	655,000	673,569

11

	Principal Amount/Shares	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	$1,225,000	$1,257,156
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	1,710,000	1,714,275
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21	1,000,000	1,002,500
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	650,000	669,500
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	2,655,000	2,891,083
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	850,000	860,625
Trident Merger Sub, Inc., 6.625%, 11/1/25(1)	275,000	258,500
Vantiv LLC / Vantiv Issuer Corp., 4.375%, 11/15/25(1)	600,000	619,878
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22(1)	425,000	439,378
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,050,000	909,930
		17,005,754
Diversified Telecommunication Services — 5.3%
Altice France SA, 6.25%, 5/15/24(1)	400,000	404,500
Altice France SA, 7.375%, 5/1/26(1)	2,560,000	2,515,200
Altice France SA, 8.125%, 2/1/27(1)	1,200,000	1,215,000
CenturyLink, Inc., 5.625%, 4/1/20	1,470,000	1,503,722
CenturyLink, Inc., 6.45%, 6/15/21	200,000	208,750
CenturyLink, Inc., 5.80%, 3/15/22	550,000	564,437
CenturyLink, Inc., 6.75%, 12/1/23	350,000	366,188
CenturyLink, Inc., 7.50%, 4/1/24	550,000	583,000
CenturyLink, Inc., 7.60%, 9/15/39	400,000	353,000
Cogent Communications Group, Inc., 5.375%, 3/1/22(1)	50,000	51,375
Frontier Communications Corp., 10.50%, 9/15/22	4,775,000	3,664,812
Frontier Communications Corp., 11.00%, 9/15/25	125,000	82,990
Frontier Communications Corp., 8.50%, 4/1/26(1)	375,000	349,219
Frontier Communications Corp., 8.00%, 4/1/27(1)	875,000	905,625
Hughes Satellite Systems Corp., 5.25%, 8/1/26	1,245,000	1,240,331
Inmarsat Finance plc, 4.875%, 5/15/22(1)	455,000	464,191
Intelsat Connect Finance SA, 9.50%, 2/15/23(1)	3,025,000	2,693,157
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)	75,000	78,375
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)	1,500,000	1,466,250
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)	2,150,000	2,193,645
Intelsat Luxembourg SA, 8.125%, 6/1/23	900,000	630,000
Level 3 Financing, Inc., 5.375%, 8/15/22	1,400,000	1,410,500
Level 3 Financing, Inc., 5.625%, 2/1/23	425,000	430,844
Level 3 Financing, Inc., 5.375%, 5/1/25	475,000	482,030
Qwest Corp., 6.75%, 12/1/21	450,000	479,032
Sprint Capital Corp., 6.90%, 5/1/19	790,000	793,950
Sprint Capital Corp., 6.875%, 11/15/28	475,000	457,781
Sprint Capital Corp., 8.75%, 3/15/32	3,570,000	3,775,632
Virgin Media Finance plc, 5.75%, 1/15/25(1)	1,660,000	1,695,275
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20(6)	890,000	231,400
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/1/21(6)	88,000	22,880

12

	Principal Amount/Shares	Value
Windstream Services LLC / Windstream Finance Corp., 10.50%, 6/30/24(1)(6)	$475,000	$352,688
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(1)(6)	563,000	536,961
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	1,970,000	2,004,475
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	2,750,000	2,750,825
		36,958,040
Electric Utilities — 0.8%
Drax Finco plc, 6.625%, 11/1/25(1)	200,000	203,500
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	450,000	448,312
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	73,000	71,449
Pacific Gas & Electric Co., 3.50%, 10/1/20(5)(6)	100,000	92,500
Pacific Gas & Electric Co., 6.05%, 3/1/34(5)(6)	1,550,000	1,546,125
Pacific Gas & Electric Co., 5.80%, 3/1/37(5)(6)	825,000	804,375
Pacific Gas & Electric Co., 5.40%, 1/15/40(5)(6)	625,000	596,875
Pacific Gas & Electric Co., 5.125%, 11/15/43(5)(6)	700,000	636,562
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	225,000	234,563
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	750,000	781,875
		5,416,136
Electronic Equipment, Instruments and Components — 0.1%
Itron, Inc., 5.00%, 1/15/26(1)	250,000	246,563
TTM Technologies, Inc., 5.625%, 10/1/25(1)	475,000	457,781
		704,344
Energy Equipment and Services — 2.9%
Apergy Corp., 6.375%, 5/1/26	275,000	279,469
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	550,000	562,210
Basic Energy Services, Inc., 10.75%, 10/15/23(1)	175,000	140,875
Bristow Group, Inc., 8.75%, 3/1/23(1)	275,000	199,375
Calfrac Holdings LP, 8.50%, 6/15/26(1)	900,000	702,000
CGG Holding US, Inc., 9.00%, 5/1/23(1)	200,000	212,500
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25	850,000	824,500
Ensco plc, 7.75%, 2/1/26	350,000	297,063
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	425,000	435,625
FTS International, Inc., 6.25%, 5/1/22	1,360,000	1,322,600
Jonah Energy LLC / Jonah Energy Finance Corp., 7.25%, 10/15/25(1)	575,000	307,625
KCA Deutag UK Finance plc, 9.625%, 4/1/23(1)	800,000	673,000
McDermott Technology Americas, Inc. / McDermott Technology US, Inc., 10.625%, 5/1/24(1)	500,000	417,500
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	300,000	311,250
Noble Holding International Ltd., 7.75%, 1/15/24	323,000	292,428
Noble Holding International Ltd., 7.875%, 2/1/26(1)	975,000	907,969
Noble Holding International Ltd., 6.20%, 8/1/40	175,000	111,563
Precision Drilling Corp., 5.25%, 11/15/24	975,000	916,500
Precision Drilling Corp., 7.125%, 1/15/26(1)	550,000	548,109
Rowan Cos., Inc., 7.375%, 6/15/25	300,000	264,000
SESI LLC, 7.125%, 12/15/21	1,050,000	946,312

13

	Principal Amount/Shares	Value
SESI LLC, 7.75%, 9/15/24	$775,000	$645,187
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	950,000	904,875
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	141,750	144,585
Transocean Pontus Ltd., 6.125%, 8/1/25(1)	448,875	456,730
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	450,000	469,125
Transocean, Inc., 9.00%, 7/15/23(1)	2,305,000	2,466,350
Transocean, Inc., 7.50%, 1/15/26(1)	1,125,000	1,116,562
Transocean, Inc., 7.50%, 4/15/31	250,000	215,000
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	825,000	847,687
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27(1)	675,000	689,344
Weatherford International LLC, 9.875%, 3/1/25	400,000	285,000
Weatherford International Ltd., 5.125%, 9/15/20	425,000	376,125
Weatherford International Ltd., 8.25%, 6/15/23	125,000	89,063
Weatherford International Ltd., 9.875%, 2/15/24	1,100,000	797,500
		20,175,606
Entertainment — 1.7%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	355,000	333,185
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,325,000	1,199,125
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	425,000	386,219
Cinemark USA, Inc., 5.125%, 12/15/22	785,000	799,719
Cinemark USA, Inc., 4.875%, 6/1/23	300,000	305,790
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	650,000	672,750
Netflix, Inc., 5.375%, 2/1/21	450,000	468,422
Netflix, Inc., 5.50%, 2/15/22	175,000	184,187
Netflix, Inc., 4.875%, 4/15/28	25,000	24,813
Netflix, Inc., 5.875%, 11/15/28(1)	525,000	555,844
Netflix, Inc., 6.375%, 5/15/29(1)	2,275,000	2,465,531
UPCB Finance IV Ltd., 5.375%, 1/15/25(1)	810,000	824,175
WMG Acquisition Corp., 5.625%, 4/15/22(1)	1,201,000	1,217,514
Ziggo Bond Co. BV, 5.875%, 1/15/25(1)	745,000	737,550
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	150,000	144,375
Ziggo BV, 5.50%, 1/15/27(1)	1,525,000	1,513,562
		11,832,761
Equity Real Estate Investment Trusts (REITs) — 1.8%
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	175,000	179,156
CyrusOne LP / CyrusOne Finance Corp., 5.375%, 3/15/27	175,000	181,510
Equinix, Inc., 5.375%, 4/1/23	2,085,000	2,129,306
Equinix, Inc., 5.75%, 1/1/25	300,000	312,188
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	200,000	199,250
FelCor Lodging LP, 6.00%, 6/1/25	1,280,000	1,323,200
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	575,000	587,362
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	500,000	528,220
GLP Capital LP / GLP Financing II, Inc., 5.25%, 6/1/25	150,000	157,521
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	660,000	691,284
Iron Mountain, Inc., 5.75%, 8/15/24	1,780,000	1,802,250

14

	Principal Amount/Shares	Value
iStar, Inc., 4.625%, 9/15/20	$475,000	$481,531
iStar, Inc., 5.25%, 9/15/22	125,000	123,438
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27(1)	200,000	207,250
Sabra Health Care LP / Sabra Capital Corp., 5.50%, 2/1/21	950,000	961,281
SBA Communications Corp., 4.875%, 7/15/22	960,000	975,600
SBA Communications Corp., 4.00%, 10/1/22	400,000	403,440
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	1,615,000	1,396,975
		12,640,762
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 6.625%, 6/15/24	600,000	609,000
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, LP / Albertson's LLC, 5.75%, 3/15/25	200,000	190,750
Ingles Markets, Inc., 5.75%, 6/15/23	200,000	204,750
Rite Aid Corp., 7.70%, 2/15/27	200,000	126,000
US Foods, Inc., 5.875%, 6/15/24(1)	250,000	256,875
		1,387,375
Food Products — 1.7%
B&G Foods, Inc., 5.25%, 4/1/25	815,000	784,437
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	250,000	225,313
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	950,000	934,325
Darling Ingredients, Inc., 5.25%, 4/15/27(1)(2)	300,000	305,063
HLF Financing Sarl LLC / Herbalife International, Inc., 7.25%, 8/15/26(1)	100,000	103,125
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	730,000	752,812
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	1,065,000	1,095,619
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	3,280,000	3,329,200
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	525,000	530,250
Post Holdings, Inc., 5.75%, 3/1/27(1)	3,150,000	3,177,562
Sigma Holdco BV, 7.875%, 5/15/26(1)	500,000	463,750
		11,701,456
Gas Utilities — 3.0%
American Midstream Partners LP / American Midstream Finance Corp., 9.50%, 12/15/21(1)	475,000	439,375
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	1,145,000	1,156,588
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	750,000	759,600
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	525,000	534,187
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22(1)	775,000	790,500
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 7/15/26(1)	250,000	256,250
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	630,000	712,719
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	815,000	888,350
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	325,000	341,656

15

	Principal Amount/Shares	Value
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 3/15/26(1)	$425,000	$413,312
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	820,000	844,600
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	1,090,000	1,122,700
DCP Midstream Operating LP, 5.35%, 3/15/20(1)	300,000	305,625
DCP Midstream Operating LP, 5.375%, 7/15/25	900,000	940,500
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	325,000	317,688
Genesis Energy LP / Genesis Energy Finance Corp., 6.25%, 5/15/26	275,000	261,250
Holly Energy Partners LP / Holly Energy Finance Corp., 6.00%, 8/1/24(1)	125,000	129,625
NGPL PipeCo LLC, 4.375%, 8/15/22(1)	800,000	814,000
NGPL PipeCo LLC, 4.875%, 8/15/27(1)	50,000	50,688
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	550,000	562,375
Rockies Express Pipeline LLC, 5.625%, 4/15/20(1)	2,115,000	2,170,519
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	175,000	188,697
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 7/15/22	475,000	472,031
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 11/15/23	375,000	354,038
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	1,350,000	1,343,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	425,000	403,219
Superior Plus LP / Superior General Partner, Inc., 7.00%, 7/15/26(1)	250,000	255,313
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 4.75%, 10/1/23(1)	650,000	656,298
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 1/15/28(1)	300,000	301,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,215,000	1,213,481
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	1,205,000	1,235,125
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.875%, 4/15/26(1)	225,000	238,950
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27(1)	75,000	81,094
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29(1)	325,000	354,656
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	450,000	425,250
		21,335,384
Health Care Equipment and Supplies — 0.4%
Avantor, Inc., 6.00%, 10/1/24(1)	425,000	442,000
Avantor, Inc., 9.00%, 10/1/25(1)	950,000	1,031,938
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	630,000	595,350
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	355,000	296,425
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	800,000	762,000
		3,127,713

16

	Principal Amount/Shares	Value
Health Care Providers and Services — 3.8%
Centene Corp., 5.625%, 2/15/21	$1,445,000	$1,468,481
Centene Corp., 6.125%, 2/15/24	1,120,000	1,174,936
Centene Corp., 5.375%, 6/1/26(1)	1,100,000	1,149,500
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	815,000	546,050
CHS / Community Health Systems, Inc., 8.625%, 1/15/24(1)	50,000	50,188
CHS / Community Health Systems, Inc., 8.125%, 6/30/24(1)	422,000	316,627
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	750,000	719,475
CHS / Community Health Systems, Inc., VRN, 11.00%, 6/30/23(1)	1,110,000	910,899
DaVita, Inc., 5.75%, 8/15/22	1,625,000	1,659,531
Encompass Health Corp., 5.75%, 11/1/24	540,000	548,775
Envision Healthcare Corp., 8.75%, 10/15/26(1)	1,925,000	1,720,469
HCA Healthcare, Inc., 6.25%, 2/15/21	125,000	131,669
HCA, Inc., 7.50%, 2/15/22	1,925,000	2,127,702
HCA, Inc., 7.69%, 6/15/25	1,730,000	1,967,875
HCA, Inc., 5.875%, 2/15/26	625,000	676,562
HCA, Inc., 5.375%, 9/1/26	1,825,000	1,925,375
HCA, Inc., 5.625%, 9/1/28	1,845,000	1,955,700
MEDNAX, Inc., 6.25%, 1/15/27(1)	375,000	380,156
MPH Acquisition Holdings LLC, 7.125%, 6/1/24(1)	1,200,000	1,200,000
Polaris Intermediate Corp., 8.50% Cash or 9.25% PIK, 12/1/22(1)(4)	1,175,000	1,163,544
Select Medical Corp., 6.375%, 6/1/21	1,600,000	1,608,000
Surgery Center Holdings, Inc., 10.00%, 4/15/27(1)(2)	250,000	254,375
Tenet Healthcare Corp., 6.00%, 10/1/20	250,000	259,688
Tenet Healthcare Corp., 8.125%, 4/1/22	275,000	296,890
Tenet Healthcare Corp., 6.75%, 6/15/23	980,000	1,013,075
Tenet Healthcare Corp., 4.625%, 7/15/24	881,000	886,506
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	150,000	155,813
WellCare Health Plans, Inc., 5.375%, 8/15/26(1)	550,000	576,812
		26,844,673
Hotels, Restaurants and Leisure — 6.1%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	200,000	201,442
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	3,150,000	3,119,445
Boyd Gaming Corp., 6.875%, 5/15/23	260,000	271,050
Boyd Gaming Corp., 6.375%, 4/1/26	1,150,000	1,194,562
Boyd Gaming Corp., 6.00%, 8/15/26	1,450,000	1,491,687
Boyne USA, Inc., 7.25%, 5/1/25(1)	246,000	264,450
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	1,700,000	1,644,750
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	75,000	76,819
Churchill Downs, Inc., 5.50%, 4/1/27(1)	475,000	482,125
Churchill Downs, Inc., 4.75%, 1/15/28(1)	750,000	717,187
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	725,000	753,094
Eldorado Resorts, Inc., 7.00%, 8/1/23	2,315,000	2,428,227
Eldorado Resorts, Inc., 6.00%, 4/1/25	625,000	635,938
Eldorado Resorts, Inc., 6.00%, 9/15/26	125,000	127,500

17

	Principal Amount/Shares	Value
Enterprise Development Authority (The), 12.00%, 7/15/24(1)	$675,000	$688,500
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	1,150,000	1,211,812
Golden Nugget, Inc., 6.75%, 10/15/24(1)	2,375,000	2,392,812
Golden Nugget, Inc., 8.75%, 10/1/25(1)	1,550,000	1,631,375
Hilton Domestic Operating Co., Inc., 5.125%, 5/1/26(1)	1,525,000	1,551,687
Inn of the Mountain Gods Resort & Casino, 9.25% Cash or 9.25% PIK, 11/30/20(4)	300,000	298,500
IRB Holding Corp., 6.75%, 2/15/26(1)	975,000	918,937
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	1,190,000	1,228,675
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	550,000	577,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(1)	250,000	255,625
LTF Merger Sub, Inc., 8.50%, 6/15/23(1)	2,775,000	2,861,719
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 9/15/26(1)	100,000	105,145
Merlin Entertainments plc, 5.75%, 6/15/26(1)	400,000	413,500
MGM Resorts International, 5.25%, 3/31/20	1,340,000	1,368,475
MGM Resorts International, 6.75%, 10/1/20	250,000	262,813
MGM Resorts International, 6.625%, 12/15/21	800,000	857,000
MGM Resorts International, 7.75%, 3/15/22	980,000	1,085,350
MGM Resorts International, 6.00%, 3/15/23	1,975,000	2,088,562
MGM Resorts International, 5.75%, 6/15/25	25,000	26,031
MGM Resorts International, 5.50%, 4/15/27(2)	450,000	457,875
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	1,900,000	1,895,250
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	825,000	805,406
NCL Corp. Ltd., 4.75%, 12/15/21(1)	442,000	448,078
Scientific Games International, Inc., 6.25%, 9/1/20	1,410,000	1,417,050
Scientific Games International, Inc., 6.625%, 5/15/21	275,000	279,125
Silversea Cruise Finance Ltd., 7.25%, 2/1/25(1)	475,000	516,088
Station Casinos LLC, 5.00%, 10/1/25(1)	325,000	320,938
Viking Cruises Ltd., 6.25%, 5/15/25(1)	600,000	612,000
Viking Cruises Ltd., 5.875%, 9/15/27(1)	425,000	414,375
VOC Escrow Ltd., 5.00%, 2/15/28(1)	25,000	24,438
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	125,000	123,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	950,000	900,125
Wynn Macau Ltd., 4.875%, 10/1/24(1)	800,000	782,472
Wynn Macau Ltd., 5.50%, 10/1/27(1)	800,000	768,000
		42,997,264
Household Durables — 3.4%
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	475,000	434,625
Beazer Homes USA, Inc., 8.75%, 3/15/22	795,000	833,557
Beazer Homes USA, Inc., 7.25%, 2/1/23	38,000	36,670
Beazer Homes USA, Inc., 6.75%, 3/15/25	300,000	285,000
Brookfield Residential Properties, Inc., 6.375%, 5/15/25(1)	1,000,000	965,000
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	1,235,000	1,245,806

18

	Principal Amount/Shares	Value
Century Communities, Inc., 6.875%, 5/15/22	$835,000	$853,787
FXI Holdings, Inc., 7.875%, 11/1/24(1)	150,000	139,875
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	375,000	357,188
KB Home, 8.00%, 3/15/20	360,000	375,840
KB Home, 7.00%, 12/15/21	565,000	606,669
KB Home, 7.625%, 5/15/23	150,000	164,063
KB Home, 6.875%, 6/15/27	425,000	438,813
Lennar Corp., 4.50%, 4/30/24	1,805,000	1,835,143
Lennar Corp., 5.00%, 6/15/27	625,000	628,906
Mattamy Group Corp., 6.50%, 10/1/25(1)	300,000	297,465
Meritage Homes Corp., 7.00%, 4/1/22	540,000	579,825
Meritage Homes Corp., 6.00%, 6/1/25	750,000	791,250
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	920,000	910,800
Shea Homes LP / Shea Homes Funding Corp., 6.125%, 4/1/25(1)	50,000	47,875
Taylor Morrison Communities, Inc., 6.625%, 5/15/22	450,000	466,875
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(1)	2,625,000	2,618,437
Toll Brothers Finance Corp., 6.75%, 11/1/19	490,000	502,226
Toll Brothers Finance Corp., 5.875%, 2/15/22	225,000	237,544
TopBuild Corp., 5.625%, 5/1/26(1)	675,000	668,250
TRI Pointe Group, Inc., 5.25%, 6/1/27	625,000	575,781
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	2,490,000	2,508,675
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/1/23	900,000	870,750
Weekley Homes LLC / Weekley Finance Corp., 6.625%, 8/15/25	750,000	720,000
William Lyon Homes, Inc., 6.00%, 9/1/23	525,000	510,563
William Lyon Homes, Inc., 5.875%, 1/31/25	1,480,000	1,398,600
Williams Scotsman International, Inc., 7.875%, 12/15/22(1)	700,000	722,750
Williams Scotsman International, Inc., 6.875%, 8/15/23(1)	525,000	526,312
		24,154,920
Household Products — 0.3%
Central Garden & Pet Co., 5.125%, 2/1/28	200,000	184,000
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	350,000	347,813
Energizer Holdings, Inc., 6.375%, 7/15/26(1)	425,000	436,688
Spectrum Brands, Inc., 5.75%, 7/15/25	845,000	855,562
		1,824,063
Independent Power and Renewable Electricity Producers — 1.3%
Calpine Corp., 5.375%, 1/15/23	3,540,000	3,553,275
Calpine Corp., 5.875%, 1/15/24(1)	225,000	231,188
Calpine Corp., 5.50%, 2/1/24	360,000	359,100
Calpine Corp., 5.25%, 6/1/26(1)	800,000	799,000
NRG Energy, Inc., 6.25%, 5/1/24	1,610,000	1,664,337
NRG Energy, Inc., 7.25%, 5/15/26	320,000	353,261
Vistra Energy Corp., 7.375%, 11/1/22	2,221,000	2,309,840
Vistra Energy Corp., 5.875%, 6/1/23	75,000	76,969
Vistra Energy Corp., 7.625%, 11/1/24	74,000	78,441
		9,425,411

19

	Principal Amount/Shares	Value
Industrial Conglomerates — 0.8%
DAE Funding LLC, 4.00%, 8/1/20(1)	$725,000	$728,625
DAE Funding LLC, 5.25%, 11/15/21(1)	1,175,000	1,201,437
DAE Funding LLC, 4.50%, 8/1/22(1)	1,275,000	1,289,344
DAE Funding LLC, 5.00%, 8/1/24(1)	1,250,000	1,268,750
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	125,000	120,625
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	400,000	392,000
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(1)	725,000	719,563
		5,720,344
Insurance — 1.0%
Acrisure LLC / Acrisure Finance, Inc., 8.125%, 2/15/24(1)	425,000	441,165
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,150,000	1,040,750
Aircastle Ltd., 5.125%, 3/15/21	150,000	154,848
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	1,600,000	1,376,000
AssuredPartners, Inc., 7.00%, 8/15/25(1)	700,000	651,000
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25(1)	925,000	933,094
Genworth Holdings, Inc., 7.625%, 9/24/21	820,000	795,400
Genworth Holdings, Inc., VRN, 4.69%, (3-month LIBOR plus 2.00%), 11/15/66	450,000	252,000
NFP Corp., 6.875%, 7/15/25(1)	925,000	888,000
Prudential Financial, Inc., VRN, 5.70%, 9/15/48	225,000	228,043
		6,760,300
Interactive Media and Services — 0.3%
Match Group, Inc., 6.375%, 6/1/24	700,000	738,500
Match Group, Inc., 5.625%, 2/15/29(1)	225,000	228,656
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	960,000	857,645
		1,824,801
IT Services — 0.4%
Banff Merger Sub, Inc., 9.75%, 9/1/26(1)	500,000	486,250
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	615,000	631,144
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	755,000	797,469
First Data Corp., 5.00%, 1/15/24(1)	100,000	102,462
First Data Corp., 5.75%, 1/15/24(1)	800,000	825,600
Gartner, Inc., 5.125%, 4/1/25(1)	75,000	75,990
		2,918,915
Leisure Products — 0.1%
Constellation Merger Sub, Inc., 8.50%, 9/15/25(1)	725,000	659,750
Life Sciences Tools and Services — 0.2%
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	525,000	546,000
IQVIA, Inc., 4.875%, 5/15/23(1)	475,000	485,735
IQVIA, Inc., 5.00%, 10/15/26(1)	200,000	205,376
		1,237,111
Machinery — 1.1%
Allison Transmission, Inc., 5.875%, 6/1/29(1)	425,000	430,844
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	350,000	324,625
Cloud Crane LLC, 10.125%, 8/1/24(1)	575,000	619,562
Colfax Corp., 6.00%, 2/15/24(1)	325,000	339,625

20

	Principal Amount/Shares	Value
Colfax Corp., 6.375%, 2/15/26(1)	$200,000	$213,124
EnPro Industries, Inc., 5.75%, 10/15/26(1)	500,000	505,000
JB Poindexter & Co., Inc., 7.125%, 4/15/26(1)	675,000	680,285
Manitowoc Co., Inc. (The), 9.00%, 4/1/26(1)	275,000	279,125
Mueller Water Products, Inc., 5.50%, 6/15/26(1)	275,000	279,812
Navistar International Corp., 6.625%, 11/1/25(1)	75,000	76,594
SPX FLOW, Inc., 5.625%, 8/15/24(1)	150,000	151,500
Stevens Holding Co., Inc., 6.125%, 10/1/26(1)	300,000	310,500
Vertiv Group Corp., 9.25%, 10/15/24(1)	375,000	375,000
Vertiv Intermediate Holding Corp., 12.00% Cash or 13.00% PIK, 2/15/22(1)(4)	2,725,000	2,639,844
Wabash National Corp., 5.50%, 10/1/25(1)	750,000	703,125
		7,928,565
Marine — 0.3%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	2,485,000	2,422,875
Media — 6.5%
Altice Financing SA, 6.625%, 2/15/23(1)	1,740,000	1,783,500
Altice Financing SA, 7.50%, 5/15/26(1)	1,445,000	1,434,162
Altice Finco SA, 7.625%, 2/15/25(1)	940,000	858,925
Altice Luxembourg SA, 7.75%, 5/15/22(1)	3,525,000	3,533,812
AMC Networks, Inc., 5.00%, 4/1/24	450,000	453,330
Cablevision Systems Corp., 8.00%, 4/15/20	300,000	314,250
Cablevision Systems Corp., 5.875%, 9/15/22	300,000	314,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	700,000	714,438
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	725,000	726,124
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	500,000	512,995
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24	100,000	102,875
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	950,000	983,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	3,615,000	3,795,750
CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	375,000	388,125
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 5/1/27(1)	325,000	338,098
Clear Channel International BV, 8.75%, 12/15/20(1)	125,000	128,906
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	195,000	200,606
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	1,925,000	1,975,531
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(1)	500,000	531,250
CSC Holdings LLC, 5.125%, 12/15/21(1)	1,775,000	1,781,656
CSC Holdings LLC, 5.375%, 7/15/23(1)	600,000	612,750
CSC Holdings LLC, 5.50%, 5/15/26(1)	630,000	649,089
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,700,000	1,812,625
Digicel Ltd., 6.00%, 4/15/21(1)	300,000	252,063
DISH DBS Corp., 5.00%, 3/15/23	845,000	763,669
DISH DBS Corp., 7.75%, 7/1/26	675,000	588,938
Embarq Corp., 8.00%, 6/1/36	1,675,000	1,639,406
EW Scripps Co. (The), 5.125%, 5/15/25(1)	350,000	334,250
Gray Television, Inc., 5.125%, 10/15/24(1)	2,250,000	2,261,250
Gray Television, Inc., 5.875%, 7/15/26(1)	450,000	459,090

21

	Principal Amount/Shares	Value
Gray Television, Inc., 7.00%, 5/15/27(1)	$700,000	$745,500
Lamar Media Corp., 5.00%, 5/1/23	1,010,000	1,028,937
Lamar Media Corp., 5.75%, 2/1/26(1)	100,000	104,875
Level 3 Parent LLC, 5.75%, 12/1/22	800,000	810,240
Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 8/15/23(1)	350,000	365,851
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	1,440,000	1,465,200
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25(1)	500,000	486,250
Quebecor Media, Inc., 5.75%, 1/15/23	250,000	261,875
Radiate Holdco LLC / Radiate Finance, Inc., 6.875%, 2/15/23(1)	250,000	248,750
Radiate Holdco LLC / Radiate Finance, Inc., 6.625%, 2/15/25(1)	125,000	121,250
Sinclair Television Group, Inc., 5.375%, 4/1/21	720,000	721,800
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	400,000	404,500
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	1,025,000	1,022,438
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	1,185,000	1,204,256
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/28(1)	800,000	788,402
Townsquare Media, Inc., 6.50%, 4/1/23(1)	1,075,000	1,033,344
Unitymedia GmbH, 6.125%, 1/15/25(1)	1,320,000	1,376,628
Univision Communications, Inc., 6.75%, 9/15/22(1)	315,000	321,300
UPC Holding BV, 5.50%, 1/15/28(1)	600,000	600,000
Videotron Ltd., 5.00%, 7/15/22	650,000	672,750
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	1,330,000	1,343,300
Virgin Media Secured Finance plc, 5.50%, 8/15/26(1)	655,000	668,100
		46,040,509
Metals and Mining — 5.1%
AK Steel Corp., 7.625%, 10/1/21	975,000	982,312
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	1,060,000	1,126,250
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	600,000	619,500
Aleris International, Inc., 10.75%, 7/15/23(1)	700,000	736,750
Allegheny Technologies, Inc., 5.95%, 1/15/21	1,855,000	1,910,650
ArcelorMittal, 6.125%, 6/1/25	1,390,000	1,542,925
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	625,000	630,512
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25(1)	625,000	654,875
Cleveland-Cliffs, Inc., 5.75%, 3/1/25	1,315,000	1,262,400
Coeur Mining, Inc., 5.875%, 6/1/24	450,000	434,813
Constellium NV, 6.625%, 3/1/25(1)	2,165,000	2,213,712
Constellium NV, 5.875%, 2/15/26(1)	250,000	246,094
First Quantum Minerals Ltd., 7.00%, 2/15/21(1)	60,000	61,125
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	895,000	877,100
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	3,000,000	2,831,250
First Quantum Minerals Ltd., 6.875%, 3/1/26(1)	800,000	745,000
Freeport-McMoRan, Inc., 4.00%, 11/14/21	400,000	403,500
Freeport-McMoRan, Inc., 3.55%, 3/1/22	225,000	223,031
Freeport-McMoRan, Inc., 3.875%, 3/15/23	475,000	469,352
Freeport-McMoRan, Inc., 5.40%, 11/14/34	2,570,000	2,351,550
Freeport-McMoRan, Inc., 5.45%, 3/15/43	1,550,000	1,364,015

22

	Principal Amount/Shares	Value
Hecla Mining Co., 6.875%, 5/1/21	$200,000	$200,375
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	350,000	360,500
IAMGOLD Corp., 7.00%, 4/15/25(1)	175,000	178,063
Kinross Gold Corp., 5.125%, 9/1/21	360,000	371,700
Kinross Gold Corp., 4.50%, 7/15/27	525,000	500,062
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	350,000	350,438
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)	400,000	353,000
Novelis Corp., 6.25%, 8/15/24(1)	685,000	702,125
Novelis Corp., 5.875%, 9/30/26(1)	2,025,000	2,019,937
Park-Ohio Industries, Inc., 6.625%, 4/15/27	275,000	275,000
Steel Dynamics, Inc., 5.25%, 4/15/23	510,000	520,200
Taseko Mines Ltd., 8.75%, 6/15/22(1)	1,200,000	1,110,000
Teck Resources Ltd., 4.75%, 1/15/22	1,510,000	1,548,872
Teck Resources Ltd., 8.50%, 6/1/24(1)	685,000	734,498
Teck Resources Ltd., 6.125%, 10/1/35	1,075,000	1,148,176
Teck Resources Ltd., 6.00%, 8/15/40	375,000	390,755
Teck Resources Ltd., 6.25%, 7/15/41	469,000	502,514
Teck Resources Ltd., 5.20%, 3/1/42	1,275,000	1,234,821
Teck Resources Ltd., 5.40%, 2/1/43	200,000	198,899
United States Steel Corp., 6.875%, 8/15/25	650,000	638,625
United States Steel Corp., 6.25%, 3/15/26	525,000	492,891
		35,518,167
Mortgage Real Estate Investment Trusts (REITs)†
Starwood Property Trust, Inc., 4.75%, 3/15/25	175,000	174,563
Multi-Utilities — 0.5%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,045,000	1,037,162
Clearway Energy Operating LLC, 5.375%, 8/15/24	500,000	501,250
Clearway Energy Operating LLC, 5.75%, 10/15/25(1)	650,000	654,875
Clearway Energy Operating LLC, 5.00%, 9/15/26	175,000	167,563
GenOn Energy, Inc. / NRG Americas, Inc., VRN, 9.39%, (6-month LIBOR plus 6.50%), 12/1/23	92,082	91,852
Talen Energy Supply LLC, 9.50%, 7/15/22(1)	300,000	324,000
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	450,000	471,150
		3,247,852
Multiline Retail — 0.1%
JC Penney Corp., Inc., 8.625%, 3/15/25(1)	600,000	354,000
JC Penney Corp., Inc., 6.375%, 10/15/36	625,000	221,875
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(1)	100,000	53,500
Neiman Marcus Group Ltd. LLC, 8.75% Cash or 9.50% PIK, 10/15/21(1)(4)	547,822	290,346
		919,721
Oil, Gas and Consumable Fuels — 9.8%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	737,000	280,060
Antero Resources Corp., 5.125%, 12/1/22	1,120,000	1,130,136
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.00%, 4/1/22(1)	1,008,000	1,109,102

23

	Principal Amount/Shares	Value
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	$675,000	$652,219
Brazos Valley Longhorn LLC / Brazos Valley Longhorn Finance Corp., 6.875%, 2/1/25	1,075,000	1,089,781
Bruin E&P Partners LLC, 8.875%, 8/1/23(1)	1,200,000	1,149,000
California Resources Corp., 8.00%, 12/15/22(1)	2,730,000	2,150,694
Callon Petroleum Co., 6.125%, 10/1/24	800,000	808,000
Callon Petroleum Co., 6.375%, 7/1/26	600,000	604,500
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,340,000	1,323,277
Cenovus Energy, Inc., 6.75%, 11/15/39	1,300,000	1,453,296
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	525,000	505,969
Chaparral Energy, Inc., 8.75%, 7/15/23(1)	900,000	621,000
Chesapeake Energy Corp., 6.625%, 8/15/20	1,025,000	1,057,031
Chesapeake Energy Corp., 6.875%, 11/15/20	1,050,000	1,084,125
Chesapeake Energy Corp., 8.00%, 1/15/25	1,075,000	1,101,875
Citgo Holding, Inc., 10.75%, 2/15/20(1)	2,040,000	2,096,508
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 12.00%, 11/1/21(5)(6)	1,600,000	292,000
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, 3/15/24(5)(6)	450,000	27,000
CNX Resources Corp., 5.875%, 4/15/22	857,000	859,142
CONSOL Energy, Inc., 11.00%, 11/15/25(1)	725,000	824,687
Continental Resources, Inc., 4.90%, 6/1/44	100,000	102,143
Conuma Coal Resources Ltd., 10.00%, 5/1/23(1)	230,000	236,325
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 5/15/25(1)	700,000	652,540
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	1,200,000	1,156,500
Denbury Resources, Inc., 9.00%, 5/15/21(1)	1,470,000	1,436,925
Denbury Resources, Inc., 6.375%, 8/15/21	1,614,000	1,258,920
Denbury Resources, Inc., 9.25%, 3/31/22(1)	650,000	630,500
Denbury Resources, Inc., 7.50%, 2/15/24(1)	170,000	145,988
Energy Transfer Operating LP, 7.50%, 10/15/20	725,000	772,172
Energy Transfer Operating LP, 4.25%, 3/15/23	875,000	899,467
EnLink Midstream Partners LP, 4.40%, 4/1/24	75,000	74,531
EnLink Midstream Partners LP, 4.85%, 7/15/26	550,000	547,938
EnLink Midstream Partners LP, 5.60%, 4/1/44	200,000	180,000
EnLink Midstream Partners LP, 5.05%, 4/1/45	300,000	260,250
EnLink Midstream Partners LP, 5.45%, 6/1/47	575,000	514,625
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	2,150,000	989,000
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	681,000	139,605
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)	3,675,000	1,341,375
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	180,000	63,000
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	275,000	231,000
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)	550,000	424,875
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	720,000	634,500
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	745,000	653,738
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	155,000	136,013
24

	Principal Amount/Shares	Value
Gulfport Energy Corp., 6.00%, 10/15/24	$495,000	$451,757
Gulfport Energy Corp., 6.375%, 5/15/25	465,000	422,569
Gulfport Energy Corp., 6.375%, 1/15/26	400,000	356,000
Halcon Resources Corp., 6.75%, 2/15/25	545,000	329,725
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/26(1)	1,577,000	1,612,482
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	1,225,000	1,234,187
Indigo Natural Resources LLC, 6.875%, 2/15/26(1)	1,025,000	912,250
Jagged Peak Energy LLC, 5.875%, 5/1/26	450,000	448,448
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, 4/1/22(5)(6)	975,000	34,125
Jones Energy Holdings LLC / Jones Energy Finance Corp., 9.25%, 3/15/23(1)(5)(6)	475,000	262,438
Laredo Petroleum, Inc., 5.625%, 1/15/22	500,000	459,375
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	275,000	279,125
Matador Resources Co., 5.875%, 9/15/26	125,000	125,313
MEG Energy Corp., 6.375%, 1/30/23(1)	950,000	882,312
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	1,575,000	1,460,812
Murphy Oil Corp., 4.45%, 12/1/22	1,190,000	1,205,617
Murphy Oil Corp., 6.875%, 8/15/24	325,000	344,290
Murphy Oil Corp., 5.75%, 8/15/25	260,000	268,725
Murray Energy Corp., 11.25%, 4/15/21(1)	200,000	107,000
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)	3,538,987	1,504,069
Northern Oil and Gas, Inc., 8.50% Cash or 8.50% Cash plus 1.00% PIK, 5/15/23(7)	601,500	625,560
Oasis Petroleum, Inc., 6.50%, 11/1/21	675,000	669,938
Oasis Petroleum, Inc., 6.875%, 3/15/22	396,000	400,950
Oasis Petroleum, Inc., 6.25%, 5/1/26(1)	700,000	668,500
Parkland Fuel Corp., 6.00%, 4/1/26(1)	275,000	278,864
Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27(1)	175,000	175,438
Peabody Energy Corp., 6.00%, 3/31/22(1)	1,400,000	1,415,750
QEP Resources, Inc., 5.625%, 3/1/26	225,000	204,750
Range Resources Corp., 5.75%, 6/1/21	720,000	734,400
Range Resources Corp., 5.00%, 8/15/22	810,000	805,950
Range Resources Corp., 5.00%, 3/15/23	850,000	836,187
Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/23(1)	450,000	448,313
Sanchez Energy Corp., 7.75%, 6/15/21	2,855,000	410,406
Sanchez Energy Corp., 6.125%, 1/15/23	1,275,000	178,500
SemGroup Corp., 7.25%, 3/15/26	525,000	511,875
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	1,375,000	1,349,219
SM Energy Co., 6.125%, 11/15/22	580,000	582,900
SM Energy Co., 5.625%, 6/1/25	1,050,000	976,122
Southwestern Energy Co., 6.20%, 1/23/25	496,000	489,800
SRC Energy, Inc., 6.25%, 12/1/25	675,000	606,015
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	1,005,000	983,995
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	1,425,000	1,385,812

25

	Principal Amount/Shares	Value
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23	$1,700,000	$1,731,280
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26	150,000	148,875
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27(1)	850,000	854,250
Tullow Oil plc, 7.00%, 3/1/25(1)	200,000	201,890
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	850,000	680,000
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 9.75%, 4/15/23(1)	1,000,000	830,000
Warrior Met Coal, Inc., 8.00%, 11/1/24(1)	787,000	822,415
Whiting Petroleum Corp., 5.75%, 3/15/21	820,000	833,530
Williams Cos., Inc. (The), 4.55%, 6/24/24	1,170,000	1,236,350
WPX Energy, Inc., 6.00%, 1/15/22	633,000	659,903
		69,139,688
Paper and Forest Products — 0.2%
Mercer International, Inc., 6.50%, 2/1/24	550,000	565,125
Mercer International, Inc., 7.375%, 1/15/25(1)	450,000	473,625
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26(1)	550,000	556,875
		1,595,625
Personal Products — 0.1%
First Quality Finance Co., Inc., 5.00%, 7/1/25(1)	225,000	219,382
Prestige Brands, Inc., 6.375%, 3/1/24(1)	200,000	204,500
		423,882
Pharmaceuticals — 1.8%
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	725,000	770,312
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	193,000	194,656
Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	577,000	584,934
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	4,160,000	4,128,800
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	1,850,000	2,016,592
Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	225,000	231,188
Eagle Holding Co. II LLC, 7.625% Cash or 8.375% PIK, 5/15/22(1)(4)	1,675,000	1,693,844
Elanco Animal Health, Inc., 3.91%, 8/27/21(1)	75,000	76,296
Elanco Animal Health, Inc., 4.27%, 8/28/23(1)	275,000	283,712
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	905,000	701,375
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	1,190,000	868,700
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	175,000	177,844
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	200,000	200,881
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	200,000	201,962
West Street Merger Sub, Inc., 6.375%, 9/1/25(1)	825,000	806,437
		12,937,533
Professional Services†
Michael Baker International LLC, 8.75%, 3/1/23(1)	250,000	252,500
Real Estate Management and Development — 0.6%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	375,000	360,000
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	550,000	552,750
Howard Hughes Corp. (The), 5.375%, 3/15/25(1)	250,000	250,000
Hunt Cos., Inc., 6.25%, 2/15/26(1)	825,000	771,375
Kennedy-Wilson, Inc., 5.875%, 4/1/24	250,000	249,687
Newmark Group, Inc., 6.125%, 11/15/23	500,000	516,023

26

	Principal Amount/Shares	Value
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	$1,175,000	$1,098,625
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/27(1)	275,000	282,219
		4,080,679
Road and Rail — 0.4%
Avolon Holdings Funding Ltd., 5.25%, 5/15/24(1)	275,000	283,938
Park Aerospace Holdings Ltd., 3.625%, 3/15/21(1)	550,000	547,250
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	1,515,000	1,556,511
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	525,000	546,000
		2,933,699
Semiconductors and Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	1,215,000	1,359,281
Advanced Micro Devices, Inc., 7.00%, 7/1/24	145,000	152,160
Amkor Technology, Inc., 6.375%, 10/1/22	720,000	733,968
Amkor Technology, Inc., 6.625%, 9/15/27(1)	275,000	279,641
Entegris, Inc., 4.625%, 2/10/26(1)	650,000	646,750
Micron Technology, Inc., 4.64%, 2/6/24	125,000	128,374
Micron Technology, Inc., 5.50%, 2/1/25	675,000	699,374
Micron Technology, Inc., 4.98%, 2/6/26	150,000	152,955
Micron Technology, Inc., 5.33%, 2/6/29	25,000	25,728
NXP BV / NXP Funding LLC, 4.125%, 6/1/21(1)	800,000	817,008
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	1,645,000	1,672,356
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	200,000	208,200
Qorvo, Inc., 5.50%, 7/15/26(1)	275,000	284,653
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	425,000	452,625
		7,613,073
Software — 0.9%
ACI Worldwide, Inc., 5.75%, 8/15/26(1)	350,000	359,625
Ascend Learning LLC, 6.875%, 8/1/25(1)	250,000	249,375
Ascend Learning LLC, 6.875%, 8/1/25(1)	200,000	199,500
CDK Global, Inc., 5.875%, 6/15/26	625,000	656,250
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25(1)	647,000	642,600
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% Cash or 7.875% PIK, 5/1/21(1)(4)	150,000	150,954
Infor US, Inc., 6.50%, 5/15/22	1,195,000	1,215,913
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	1,625,000	1,644,297
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24(1)	1,200,000	1,080,000
		6,198,514
Specialty Retail — 1.6%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	1,423,000	1,318,054
Asbury Automotive Group, Inc., 6.00%, 12/15/24	1,171,000	1,210,170
Ashtead Capital, Inc., 5.625%, 10/1/24(1)	1,195,000	1,239,812
Carlson Travel, Inc., 9.50%, 12/15/24(1)	800,000	774,000
Carvana Co., 8.875%, 10/1/23(1)	400,000	411,000
Cumberland Farms, Inc., 6.75%, 5/1/25(1)	375,000	390,937
Herc Rentals, Inc., 7.50%, 6/1/22(1)	708,000	739,860
Herc Rentals, Inc., 7.75%, 6/1/24(1)	422,000	448,902

27

	Principal Amount/Shares	Value
Lithia Motors, Inc., 5.25%, 8/1/25(1)	$325,000	$327,844
Penske Automotive Group, Inc., 3.75%, 8/15/20	425,000	425,000
PriSo Acquisition Corp., 9.00%, 5/15/23(1)	1,525,000	1,523,094
Sonic Automotive, Inc., 6.125%, 3/15/27	400,000	365,000
United Rentals North America, Inc., 5.875%, 9/15/26	125,000	129,688
United Rentals North America, Inc., 6.50%, 12/15/26	350,000	369,250
United Rentals North America, Inc., 5.50%, 5/15/27	1,420,000	1,437,750
		11,110,361
Technology Hardware, Storage and Peripherals — 0.9%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	325,000	331,225
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	582,000	617,155
EMC Corp., 2.65%, 6/1/20	420,000	416,950
Everi Payments, Inc., 7.50%, 12/15/25(1)	900,000	936,000
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	1,150,000	1,198,875
NCR Corp., 5.00%, 7/15/22	895,000	897,238
Western Digital Corp., 4.75%, 2/15/26	2,225,000	2,127,656
		6,525,099
Textiles, Apparel and Luxury Goods — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(1)	600,000	594,000
William Carter Co. (The), 5.625%, 3/15/27(1)	250,000	259,375
		853,375
Thrifts and Mortgage Finance — 0.4%
MGIC Investment Corp., 5.75%, 8/15/23	200,000	212,000
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23(1)	500,000	516,250
Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26(1)	650,000	661,375
Radian Group, Inc., 7.00%, 3/15/21	470,000	499,375
Radian Group, Inc., 4.50%, 10/1/24	625,000	618,750
		2,507,750
Trading Companies and Distributors — 0.5%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	800,000	763,000
Fly Leasing Ltd., 6.375%, 10/15/21	200,000	203,000
Fly Leasing Ltd., 5.25%, 10/15/24	400,000	386,000
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22(1)	150,000	153,000
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	650,000	643,500
H&E Equipment Services, Inc., 5.625%, 9/1/25	1,350,000	1,351,688
		3,500,188
Transportation Infrastructure — 0.3%
Aeropuertos Argentina 2000 SA, 6.875%, 2/1/27(1)	1,120,000	1,059,800
Algeco Global Finance 2 plc, 10.00%, 8/15/23(1)	800,000	804,000
Algeco Global Finance plc, 8.00%, 2/15/23(1)	600,000	604,500
		2,468,300
Wireless Telecommunication Services — 1.3%
Digicel Group One, Ltd., 8.25%, 12/30/22	1,486,000	917,605
Digicel Group Two Ltd., 8.25%, 9/30/22(1)	1,803,000	617,528
GTH Finance BV, 7.25%, 4/26/23(1)	2,020,000	2,158,451

28

	Principal Amount/Shares	Value
Sprint Communications, Inc., 9.25%, 4/15/22	$675,000	$791,437
Sprint Communications, Inc., 6.00%, 11/15/22	100,000	101,030
Sprint Corp., 7.875%, 9/15/23	2,235,000	2,352,337
Sprint Corp., 7.125%, 6/15/24	150,000	152,625
T-Mobile USA, Inc., 6.00%, 3/1/23	600,000	618,000
T-Mobile USA, Inc., 6.00%, 4/15/24	325,000	339,625
T-Mobile USA, Inc., 4.50%, 2/1/26	700,000	702,242
T-Mobile USA, Inc., 4.75%, 2/1/28	400,000	398,000
		9,148,880
TOTAL CORPORATE BONDS (Cost $656,549,892)		633,443,331
BANK LOAN OBLIGATIONS(8) — 3.7%
Building Products†
NCI Building Systems, Inc., 2018 Term Loan, 6.55%, (3-month LIBOR plus 3.75%), 4/12/25	223,313	214,659
Capital Markets — 0.1%
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 3/24/25	398,700	394,464
Chemicals — 0.2%
Consolidated Energy Finance, S.A., Term Loan B, 4.99%, (1-month LIBOR plus 2.50%), 5/7/25	818,813	794,248
Venator Materials Corporation, Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 8/8/24	295,500	291,929
		1,086,177
Commercial Services and Supplies — 0.2%
Aramark Services, Inc., 2018 Term Loan B3, 4.25%, (1-month LIBOR plus 1.75%), 3/11/25	256,482	254,840
Asurion LLC, 2018 Term Loan B6, 5.50%, (1-month LIBOR plus 3.00%), 11/3/23	524,489	522,908
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 8/25/24	468,433	465,894
USS Ultimate Holdings, Inc., 2nd Lien Term Loan, 10.25%, (1-month LIBOR plus 7.75%), 8/25/25	175,000	167,416
		1,411,058
Construction Materials†
ASP Unifrax Holdings Inc, Term Loan B, 6.35%, (3-month LIBOR plus 3.75%), 12/12/25	199,500	190,701
Consumer Finance — 0.1%
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 10/1/25	598,500	582,149
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 10/31/23	398,982	389,973
Diversified Financial Services — 0.2%
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 10/3/23(9)	175,000	174,325
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	4,665	4,647
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	2,365	2,356
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	33,641	33,512

29

	Principal Amount/Shares	Value
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 10/3/23	$59,070	$58,842
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 10/3/23(9)	150,000	149,422
Edelman Financial Center, LLC, 2018 1st Lien Term Loan, 6.04%, (3-month LIBOR plus 3.25%), 7/21/25	648,375	644,122
UFC Holdings, LLC, 2nd Lien Term Loan, 10.00%, (1-month LIBOR plus 7.50%), 8/18/24	250,000	251,770
		1,318,996
Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	425,000	420,616
Electric Utilities†
Vistra Operations Company LLC, 1st Lien Term Loan B3, 4.48%, (1-month LIBOR plus 2.00%), 12/31/25	257,384	253,974
Vistra Operations Company LLC, 1st Lien Term Loan B3, 4.50%, (1-month LIBOR plus 2.00%), 12/31/25	91,736	90,521
		344,495
Energy Equipment and Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, 7.50%, (1-month LIBOR plus 5.00%), 5/10/25	318,571	306,081
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash and 2.00% PIK, 2/25/24	208,869	209,130
		515,211
Food Products — 0.1%
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 6.35%, (3-month LIBOR plus 3.75%), 5/23/25	301,519	300,200
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 6.35%, (3-month LIBOR plus 3.75%), 5/23/25	95,481	95,063
		395,263
Health Care Providers and Services — 0.2%
Envision Healthcare Corporation, 2018 1st Lien Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 10/10/25	199,500	187,115
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.35%, (3-month LIBOR plus 2.75%), 6/7/23	255,223	247,627
Surgery Center Holdings, Inc., 2017 Term Loan B, 5.75%, (1-month LIBOR plus 3.25%), 9/2/24	394,497	388,170
Wink Holdco, Inc., 1st Lien Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 12/2/24	395,000	383,644
Wink Holdco, Inc., 2nd Lien Term Loan B, 9.25%, (1-month LIBOR plus 6.75%), 11/3/25	300,000	294,000
		1,500,556
Hotels, Restaurants and Leisure — 1.1%
Boyd Gaming Corporation, Term Loan B3, 4.66%, (1-week LIBOR plus 2.25%), 9/15/23	538,368	534,629
Boyd Gaming Corporation, Term Loan B3, 9/15/23(9)	225,000	223,437
Delta 2 (LUX) S.a.r.l., 2018 USD Term Loan, 5.00%, (1-month LIBOR plus 2.50%), 2/1/24	43,943	42,449
Equinox Holdings, Inc., 2017 1st Lien Term Loan, 5.50%, (1-month LIBOR plus 3.00%), 3/8/24	74,810	74,455
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 5.60%, (3-month LIBOR plus 3.00%), 12/1/23	719,563	718,552
Golden Nugget, Inc., 2017 Incremental Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 10/4/23	279,974	277,590

30

	Principal Amount/Shares	Value
Golden Nugget, Inc., 2017 Incremental Term Loan B, 5.23%, (1-month LIBOR plus 2.75%), 10/4/23	$223,363	$221,461
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	1,375,000	1,373,391
Hilton Worldwide Finance, LLC, Term Loan B2, 10/25/23(9)	275,000	274,678
Life Time Fitness, Inc., 2017 Term Loan B, 5.38%, (3-month LIBOR plus 2.75%), 6/10/22	3,138,368	3,107,534
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 8/29/25	573,563	571,412
Scientific Games International, Inc., 2018 Term Loan B5, 5.33%, (2-month LIBOR plus 2.75%), 8/14/24	198,743	193,898
Scientific Games International, Inc., 2018 Term Loan B5, 5.25%, (1-month LIBOR plus 2.75%), 8/14/24	47,706	46,543
Tacala, LLC, 1st Lien Term Loan, 5.75%, (1-month LIBOR plus 3.25%), 1/31/25	123,128	121,781
TopGolf International, Inc., Term Loan B, 8.00%, (1-month LIBOR plus 5.50%), 2/9/26	75,000	75,375
		7,857,185
Insurance — 0.1%
Genworth Holdings, Inc., Term Loan, 6.98%, (3-month LIBOR plus 4.50%), 3/7/23	397,000	397,746
Hub International Limited, 2018 Term Loan B, 5.51%, (3-month LIBOR plus 2.75%), 4/25/25	272,938	264,437
		662,183
Life Sciences Tools and Services — 0.1%
IQVIA Inc., 2018 USD Term Loan B3, 4.25%, (1-month LIBOR plus 1.75%), 6/11/25	648,367	642,489
IQVIA Inc., 2018 USD Term Loan B3, 6/11/25(9)	200,000	198,187
		840,676
Machinery — 0.2%
Altra Industrial Motion Corp., 2018 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 10/1/25	340,858	335,319
Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 5.85%, (3-month LIBOR plus 3.25%), 7/19/24	172,813	167,412
Engineered Machinery Holdings, Inc., USD 2nd Lien Term Loan, 9.85%, (3-month LIBOR plus 7.25%), 7/18/25	172,021	169,298
Navistar International Corporation, 2017 1st Lien Term Loan B, 6.00%, (1-month LIBOR plus 3.50%), 11/6/24	765,572	764,616
		1,436,645
Metals and Mining — 0.1%
Big River Steel LLC, Term Loan B, 7.60%, (3-month LIBOR plus 5.00%), 8/23/23	245,880	247,416
Neenah Foundry Company, 2017 Term Loan, 9.08%, (2-month LIBOR plus 6.50%), 12/13/22	237,904	235,525
Neenah Foundry Company, 2017 Term Loan, 9.06%, (2-month LIBOR plus 6.50%), 12/13/22	200,574	198,569
		681,510
Multi-Utilities — 0.1%
TEX Operations Co. LLC, Exit Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 8/4/23	274,298	271,676
TEX Operations Co. LLC, Exit Term Loan B, 8/4/23(9)	300,000	297,132
		568,808

31

	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 0.4%
BCP Renaissance Parent LLC, 2017 Term Loan B, 6.24%, (3-month LIBOR plus 3.50%), 10/31/24	$495,442	$494,337
California Resources Corporation, 2017 1st Lien Term Loan, 7.25%, (1-month LIBOR plus 4.75%), 12/31/22	2,025,000	1,997,794
Keane Group Holdings, LLC, 2018 1st Lien Term Loan, 6.25%, (1-month LIBOR plus 3.75%), 5/25/25	248,125	239,648
Prairie ECI Acquiror LP, Term Loan B, 7.37%, (3-month LIBOR plus 4.75%), 3/11/26	325,000	326,353
		3,058,132
Pharmaceuticals†
HLF Financing S.a r.l., 2018 Term Loan B, 5.75%, (1-month LIBOR plus 3.25%), 8/18/25	298,500	299,316
Professional Services — 0.1%
Dun & Bradstreet Corporation (The), Term Loan, 7.49%, (1-month LIBOR plus 5.00%), 2/1/26	350,000	346,719
Technology Hardware, Storage and Peripherals†
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	185,062	180,513
Trading Companies and Distributors — 0.1%
Foundation Building Materials Holding Company LLC, 2018 Term Loan B, 5.50%, (1-month LIBOR plus 3.00%), 8/13/25	598,500	588,400
HD Supply, Inc., Term Loan B5, 4.25%, (1-month LIBOR plus 1.75%), 10/17/23	224,436	222,136
HD Supply, Inc., Term Loan B5, 10/17/23(9)	150,000	148,462
		958,998
TOTAL BANK LOAN OBLIGATIONS (Cost $26,015,554)		25,655,003
PREFERRED STOCKS — 1.8%
Automobiles†
General Motors Financial Co., Inc., 5.75%	225,000	197,488
Banks — 1.2%
Bank of America Corp., 5.875%	200,000	203,225
Bank of America Corp., 6.25%	1,775,000	1,882,538
Bank of Nova Scotia (The), 4.65%	325,000	301,247
Citigroup, Inc., 6.25%	675,000	711,069
Citigroup, Inc., 5.90%	700,000	713,535
JPMorgan Chase & Co., 6.22%	986,000	992,384
JPMorgan Chase & Co., 6.10%	1,100,000	1,158,757
JPMorgan Chase & Co., 6.125%	275,000	288,581
Lloyds Banking Group plc, 6.66%(1)	1,985,000	2,034,625
		8,285,961
Capital Markets — 0.2%
Charles Schwab Corp. (The), 5.00%	825,000	776,717
Goldman Sachs Group, Inc. (The), 5.375%	750,000	756,716
		1,533,433
Oil, Gas and Consumable Fuels — 0.4%
Energy Transfer Operating LP, 6.25%	1,050,000	993,799
Energy Transfer Operating LP, 6.625%	350,000	333,244
Plains All American Pipeline LP, 6.125%	425,000	399,064

32

	Principal Amount/Shares	Value
Summit Midstream Partners LP, 9.50%	1,000,000	$925,585
		2,651,692
TOTAL PREFERRED STOCKS (Cost $13,259,857)		12,668,574
CONVERTIBLE BONDS — 0.3%
Banks — 0.3%
Barclays Bank plc, 7.625%, 11/21/22	$830,000	903,111
Barclays plc, VRN, 7.75%(3)	200,000	200,457
Lloyds Banking Group plc, VRN, 7.50%(3)	200,000	203,129
Royal Bank of Scotland Group plc, VRN, 8.00%(3)	200,000	215,000
Royal Bank of Scotland Group plc, VRN, 8.625%(3)	600,000	640,500
		2,162,197
Oil, Gas and Consumable Fuels†
Chesapeake Energy Corp., 5.50%, 9/15/26	175,000	162,591
TOTAL CONVERTIBLE BONDS (Cost $2,348,794)		2,324,788
COMMON STOCKS — 0.1%
Energy Equipment and Services†
Parker Drilling Co.(5)	11,731	218,474
Media†
Cumulus Media, Inc., Class A(5)	2,563	46,160
Oil, Gas and Consumable Fuels†
Denbury Resources, Inc.(5)	70,284	144,082
Software — 0.1%
Avaya Holdings Corp.(5)	28,269	475,767
TOTAL COMMON STOCKS (Cost $963,704)		884,483
ASSET-BACKED SECURITIES — 0.1%
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24 (Cost $589,595)	$556,142	586,258
ESCROW INTERESTS(10)†
Multi-Utilities†
GenOn Energy(5) (Cost $123,420)	425,000	—
TEMPORARY CASH INVESTMENTS — 2.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $18,963,644)	18,963,644	18,963,644
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $718,814,460)		694,526,081
OTHER ASSETS AND LIABILITIES — 1.2%		8,269,574
TOTAL NET ASSETS — 100.0%		$702,795,655

33

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $363,778,220, which represented 51.8% of total net assets. Of these securities, 0.2% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Perpetual maturity with no stated maturity date.

(4)	The security's rate was paid in cash at the last payment date.

(5)	Non-income producing.

(6)	Security is in default.

(7)	The security's rate was paid in kind or a combination of cash and in kind at the last payment date.

(8)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(9)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(10)
Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $718,814,460)	$694,526,081
Cash	1,147,933
Receivable for investments sold	1,059,804
Interest receivable	12,032,098
708,765,916

Liabilities
Payable for investments purchased	5,623,352
Payable for capital shares redeemed	255,415
Accrued management fees	91,494
5,970,261

Net Assets	$702,795,655

Net Assets Consist of:
Capital paid in	$733,660,049
Distributable earnings	(30,864,394)
$702,795,655

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$140,095,547	14,559,016	$9.62
G Class	$562,700,108	58,469,324	$9.62

See Notes to Financial Statements.

35

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$48,424,174

Expenses:
Management fees	4,862,075
Trustees' fees and expenses	52,695
Other expenses	397
4,915,167
Fees waived(1)	(3,765,845)
1,149,322

Net investment income (loss)	47,274,852

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(4,366,803)
Change in net unrealized appreciation (depreciation) on investments	(7,326,650)

Net realized and unrealized gain (loss)	(11,693,453)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,581,399

(1)	Amount consists of $106,087 and $3,659,758 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

YEAR ENDED MARCH 31, 2019 AND PERIOD ENDED MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018(1)
Operations
Net investment income (loss)	$47,274,852	$36,507,186
Net realized gain (loss)	(4,366,803)	(908,065)
Change in net unrealized appreciation (depreciation)	(7,326,650)	(16,961,729)
Net increase (decrease) in net assets resulting from operations	35,581,399	18,637,392

Distributions to Shareholders
From earnings:(2)
Investor Class	(8,018,143)	(6,447,094)
G Class	(39,257,606)	(30,825,453)
R6 Class	—	(555,902)
Decrease in net assets from distributions	(47,275,749)	(37,828,449)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(98,062,493)	831,743,555

Net increase (decrease) in net assets	(109,756,843)	812,552,498

Net Assets
Beginning of period	812,552,498	—
End of period	$702,795,655	$812,552,498

(1)	May 19, 2017 (fund inception) through March 31, 2018.

(2)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(6,221,322), $(29,729,845) and $(555,902) for Investor Class, G Class and R6 Class, respectively. Distributions from net realized gains were $(225,772) and $(1,095,608) for Investor Class and G Class, respectively.

See Notes to Financial Statements.

37

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class and G Class. All classes of the fund commenced sale on May 19, 2017, the fund’s inception date. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

38

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocation, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating

39

the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended March 31, 2019, the investment advisor agreed to waive 0.075% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Trustees. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2019 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.85%	0.77%
G Class	0.60%	0.00%

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $279,847,915 and $378,160,479, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Period ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	167,178	$1,527,094	15,252,145	$152,523,243
Issued in reinvestment of distributions	829,340	7,997,254	646,713	6,447,094
Redeemed	(1,007,451)	(9,475,324)	(1,328,909)	(13,330,663)
	(10,933)	49,024	14,569,949	145,639,674
G Class
Sold	1,868,631	17,837,972	70,651,724	706,603,334
Issued in reinvestment of distributions	4,055,073	39,145,079	3,094,078	30,825,453
Redeemed	(16,067,893)	(155,094,568)	(5,132,289)	(50,991,510)
	(10,144,189)	(98,111,517)	68,613,513	686,437,277
R6 Class	N/A
Sold			6,405,960	64,050,278
Issued in reinvestment of distributions			32,824	327,591
Redeemed			(6,438,784)	(64,711,265)
			—	(333,396)
Net increase (decrease)	(10,155,122)	$(98,062,493)	83,183,462	$831,743,555

(1)	May 19, 2017 (fund inception) through March 31, 2018.

40

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$633,443,331	—
Bank Loan Obligations	—	25,655,003	—
Preferred Stocks	—	12,668,574	—
Convertible Bonds	—	2,324,788	—
Common Stocks	$884,483	—	—
Asset-Backed Securities	—	586,258	—
Escrow Interests	—	—	—
Temporary Cash Investments	18,963,644	—	—
	$19,848,127	$674,677,954	—

7. Risk Factors

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

8. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2019 and the period ended March 31, 2018 were as follows:

	2019	2018(1)
Distributions Paid From
Ordinary income	$47,275,749	$37,828,449
Long-term capital gains	—	—

(1)	May 19, 2017 (fund inception) through March 31, 2018.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

41

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$719,956,796
Gross tax appreciation of investments	$7,127,887
Gross tax depreciation of investments	(32,558,602)
Net tax appreciation (depreciation) of investments	$(25,430,715)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(1,782,470)
Accumulated long-term capital losses	$(3,651,209)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

42

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.77	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$9.62	4.21%	0.78%	0.86%	5.66%	5.58%	38%	$140,096
2018(3)	$10.00	0.43	(0.21)	0.22	(0.43)	(0.02)	(0.45)	$9.77	2.18%	0.81%(4)	0.85%(4)	5.04%(4)	5.00%(4)	64%	$142,308
G Class
2019	$9.77	0.62	(0.15)	0.47	(0.62)	—	(0.62)	$9.62	5.02%	0.01%	0.61%	6.43%	5.83%	38%	$562,700
2018(3)	$10.00	0.50	(0.22)	0.28	(0.49)	(0.02)	(0.51)	$9.77	2.76%	0.12%(4)	0.61%(4)	5.73%(4)	5.24%(4)	64%	$670,244

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 19, 2017 (fund inception) through March 31, 2018.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT High Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets and the financial highlights for the year ended March 31, 2019 and for the period May 19, 2017 (fund inception) through March 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year ended March 31 2019, and the changes in its net assets and the financial highlights for the year ended March 31, 2019 and for the period May 19, 2017 (fund inception) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

44

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

45

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

46

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93335 1905

Annual Report

March 31, 2019

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	1.79%	0.55%	0.30%	11/17/93
A Class	ACAXX	1.54%	0.48%	0.25%	8/28/98
C Class	ARCXX	1.03%	0.33%	0.17%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2019
Yield	Investor Class	A Class	C Class
7-Day Current Yield	2.04%	1.80%	1.30%
7-Day Effective Yield	2.06%	1.81%	1.30%

Portfolio at a Glance
Weighted Average Maturity	41 days
Weighted Average Life	93 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	60%
31-90 days	25%
91-180 days	14%
More than 180 days	1%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.90	$2.91	0.58%
A Class	$1,000	$1,008.60	$4.16	0.83%
C Class	$1,000	$1,006.10	$6.65	1.33%
Hypothetical
Investor Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,020.79	$4.18	0.83%
C Class	$1,000	$1,018.30	$6.69	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
COMMERCIAL PAPER(1) — 48.1%
Apple, Inc., 2.66%, 6/26/19(2)	$10,000,000	$9,937,411
Apple, Inc., 2.67%, 7/15/19(2)	26,300,000	26,098,257
Bennington Stark Capital Co. LLC, 2.61%, 6/14/19 (LOC: Societe Generale SA)(2)	64,000,000	63,661,902
CAFCO LLC, 2.76%, 4/23/19 (LOC: Citibank N.A.)(2)	12,000,000	11,980,053
Canadian Imperial Bank of Commerce, VRN, 2.94%, (3-month LIBOR plus 0.16%), 4/18/19(2)	25,000,000	25,000,000
Chariot Funding LLC, VRN, 2.65%, (1-month LIBOR plus 0.16%), 8/8/19 (LOC: JPMorgan Chase Bank N.A.)(2)	27,000,000	27,000,000
Chariot Funding LLC, VRN, 2.60%, (1-month LIBOR plus 0.11%), 8/14/19 (LOC: JPMorgan Chase Bank N.A.)(2)	25,000,000	25,000,000
Chariot Funding LLC, VRN, 2.59%, (1-month LIBOR plus 0.11%), 9/5/19 (LOC: JPMorgan Chase Bank N.A.)(2)	8,000,000	8,000,000
Chesham Finance Ltd. / Chesham Finance LLC, 2.48%, 4/1/19 (LOC: HSBC Bank plc)(2)	3,000,000	3,000,000
Coca-Cola Co. (The), 2.64%, 4/24/19(2)	22,500,000	22,462,625
CRC Funding LLC, 2.88%, 4/3/19 (LOC: Citibank N.A.)(2)	19,000,000	18,997,002
CRC Funding LLC, 2.58%, 5/28/19 (LOC: Citibank N.A.)(2)	7,050,000	7,021,647
CRC Funding LLC, 2.57%, 6/7/19 (LOC: Citibank N.A.)(2)	12,500,000	12,441,143
CRC Funding LLC, 2.58%, 6/14/19 (LOC: Citibank N.A.)(2)	6,000,000	5,968,673
Crown Point Capital Co. LLC, 2.74%, 4/29/19 (LOC: Credit Suisse AG)(2)	5,176,000	5,165,131
Crown Point Capital Co. LLC, Series A, VRN, 2.65%, (1-month LIBOR plus 0.17%), 7/18/19 (LOC: Credit Suisse AG)(2)	35,000,000	35,000,000
Crown Point Capital Co. LLC, Series A, VRN, 2.69%, (1-month LIBOR plus 0.20%), 8/1/19 (LOC: Credit Suisse AG)(2)	25,000,000	25,000,000
Fairway Finance Co. LLC, VRN, 2.64%, (1-month LIBOR plus 0.15%), 4/10/19 (LOC: Bank of Montreal)(2)	15,000,000	15,000,000
Fairway Finance Co. LLC, VRN, 2.73%, (1-month LIBOR plus 0.24%), 5/1/19 (LOC: Bank of Montreal)(2)	15,500,000	15,500,000
Fairway Finance Co. LLC, VRN, 2.60%, (1-month LIBOR plus 0.11%), 8/14/19 (LOC: Bank of Montreal)(2)	15,000,000	15,000,000
Fairway Finance Co. LLC, VRN, 2.58%, (1-month LIBOR plus 0.10%), 8/19/19 (LOC: Bank of Montreal)(2)	20,000,000	20,000,000
Liberty Street Funding LLC, 2.58%, 6/10/19 (LOC: Bank of Nova Scotia)(2)	2,000,000	1,990,122
Liberty Street Funding LLC, 2.61%, 7/18/19 (LOC: Bank of Nova Scotia)(2)	27,000,000	26,791,830
LMA-Americas LLC, 2.54%, 4/8/19 (LOC: Credit Agricole Corporate and Investment Bank)	9,000,000	8,995,625
LMA-Americas LLC, 2.54%, 4/11/19 (LOC: Credit Agricole Corporate and Investment Bank)	13,500,000	13,490,625
LMA-Americas LLC, 2.59%, 6/12/19 (LOC: Credit Agricole Corporate and Investment Bank)	12,500,000	12,436,250
LMA-Americas LLC, 2.76%, 8/1/19 (LOC: Credit Agricole Corporate and Investment Bank)	10,000,000	9,907,822
LMA-Americas LLC, 2.76%, 8/5/19 (LOC: Credit Agricole Corporate and Investment Bank)	15,000,000	14,857,200
Old Line Funding LLC, 2.57%, 5/9/19 (LOC: Royal Bank of Canada)	25,000,000	24,926,111

7

	Principal Amount	Value
Old Line Funding LLC, 2.84%, 6/18/19 (LOC: Royal Bank of Canada)(2)	$16,800,000	$16,707,908
Ridgefield Funding Co. LLC, 3.02%, 6/5/19 (LOC: BNP Paribas)(2)	20,000,000	19,892,389
Ridgefield Funding Co. LLC, 2.64%, 8/16/19 (LOC: BNP Paribas)(2)	35,000,000	34,653,695
Societe Generale SA, 2.65%, 5/31/19 (LOC: Societe Generale SA)(2)	22,000,000	21,904,300
Thunder Bay Funding LLC, VRN, 2.65%, (1-month LIBOR plus 0.17%), 4/18/19 (LOC: Royal Bank of Canada)(2)	25,000,000	25,000,000
Toronto-Dominion Bank (The), VRN, 2.67%, (1-month LIBOR plus 0.18%), 5/9/19(2)	20,000,000	20,000,000
Toyota Financial Services de Puerto Rico, Inc., 2.59%, 7/25/19 (LOC: Toyota Financial Services Corp.)	10,000,000	9,918,542
TOTAL COMMERCIAL PAPER		658,706,263
CERTIFICATES OF DEPOSIT — 13.5%
Bank of Montreal VRN, 2.77%, (3-month LIBOR plus 0.03%), 2/7/20	30,000,000	30,000,000
Bank of Nova Scotia (The) VRN, 2.81%, (3-month LIBOR plus 0.13%), 5/17/19	25,000,000	25,000,000
Bank of Nova Scotia (The), 2.61%, 8/28/19	35,000,000	35,000,000
MUFG Union Bank N.A., 2.59%, 6/19/19	14,500,000	14,500,000
Toronto-Dominion Bank VRN, 2.72%, (3-month LIBOR plus 0.11%), 9/6/19	20,000,000	20,000,000
Toronto-Dominion Bank VRN, 2.68%, (Daily EFFR plus 0.27%), 3/13/20	20,000,000	20,000,000
Wells Fargo Bank N.A. VRN, 2.87%, (3-month LIBOR plus 0.07%), 7/2/19	30,000,000	30,000,000
Wells Fargo Bank N.A. VRN, 2.79%, (1-month LIBOR plus 0.30%), 7/23/19	10,000,000	10,000,000
TOTAL CERTIFICATES OF DEPOSIT		184,500,000
CORPORATE BONDS — 12.8%
CHS Properties, Inc., VRDN, 2.42%, 4/5/19 (LOC: Wells Fargo Bank N.A.)	730,000	730,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	20,605,000	20,605,000
D & I Properties LLC, VRDN, 2.50%, 4/5/19 (LOC: Wells Fargo Bank N.A.)	3,350,000	3,350,000
East Grand Office Park LP, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	3,840,000	3,840,000
Fiore Capital LLC, VRDN, 2.40%, 4/5/19 (LOC: Wells Fargo Bank N.A.)	13,530,000	13,530,000
First Baptist Church of Opelika, VRDN, 2.50%, 4/5/19 (LOC: FHLB)	1,900,000	1,900,000
General Secretariat of the Organization of American States, VRDN, 2.42%, 4/5/19 (LOC: Bank of America N.A.)	15,725,000	15,725,000
HHH Investment Co., VRDN, 2.50%, 4/5/19 (LOC: Bank of the West)	13,395,000	13,395,000
Labcon North America, VRDN, 2.50%, 4/5/19 (LOC: Bank of the West)	2,190,000	2,190,000
Lakeport Group LLC, VRDN, 2.50%, 4/5/19 (LOC: MUFG Union Bank N.A.)	2,985,000	2,985,000
Ness Family Partners LP, VRDN, 2.50%, 4/5/19 (LOC: Bank of the West)	5,545,000	5,545,000
Partisan Property, Inc., Series 2014, VRDN, 2.50%, 4/5/19 (LOC: Wells Fargo Bank N.A.)	6,535,000	6,535,000
Providence Health & Services, VRDN, 2.46%, 4/5/19 (LOC: U.S. Bank N.A.)	40,115,000	40,115,000
Relay Relay LLC, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	6,910,000	6,910,000
Sidal Realty Co. LP, VRDN, 2.47%, 4/5/19 (LOC: Wells Fargo Bank N.A.)	5,985,000	5,985,000

8

	Principal Amount	Value
Westpac Banking Corp., 4.88%, 11/19/19	$7,425,000	$7,523,497
World Wildlife Fund, VRDN, 2.41%, 4/5/19 (LOC: JPMorgan Chase Bank N.A.)	25,025,000	25,025,000
TOTAL CORPORATE BONDS		175,888,497
U.S. TREASURY SECURITIES(1) — 12.0%
U.S. Treasury Bills, 2.50%, 4/4/19	25,000,000	24,994,865
U.S. Treasury Bills, 2.49%, 4/23/19	35,000,000	34,947,383
U.S. Treasury Notes, VRN, 2.49%, (3-month USBMMY plus 0.07%), 4/30/19	5,000,000	5,000,020
U.S. Treasury Notes, 0.88%, 7/31/19	35,000,000	34,815,911
U.S. Treasury Notes, VRN, 2.42%, (3-month USBMMY), 1/31/20	5,000,000	4,999,328
U.S. Treasury Notes, VRN, 2.46%, (3-month USBMMY plus 0.03%), 4/30/20	15,000,000	15,001,249
U.S. Treasury Notes, VRN, 2.47%, (3-month USBMMY plus 0.04%), 7/31/20	30,000,000	29,999,683
U.S. Treasury Notes, VRN, 2.47%, (3-month USBMMY plus 0.04%), 10/31/20	10,000,000	9,999,148
U.S. Treasury Notes, VRN, 2.54%, (3-month USBMMY plus 0.12%), 1/31/21	5,000,000	4,994,513
TOTAL U.S. TREASURY SECURITIES		164,752,100
MUNICIPAL SECURITIES — 10.4%
Alameda Public Financing Authority Rev., (Alameda Point Improvement Project), VRDN, 2.30%, 4/5/19 (LOC: MUFG Union Bank N.A.)	2,950,000	2,950,000
California Infrastructure & Economic Development Bank Rev., VRDN, 2.81%, 4/5/19 (LOC: Bank of the West)	3,365,000	3,365,000
City of Philadelphia, 2.64%, 6/4/19 (LOC: Wells Fargo Bank N.A.)	18,000,000	18,000,000
Hesperia Public Financing Authority Rev., VRDN, 2.51%, 4/5/19 (LOC: Bank of the West)	3,625,000	3,625,000
Idaho Housing & Finance Association Rev., (Traditions at Boise LLC), VRDN, 2.65%, 4/5/19 (GA: FHLMC)	85,000	85,000
Illinois Housing Development Authority Rev., VRDN, 2.35%, 4/5/19 (SBBPA: FHLB)	11,100,000	11,100,000
Illinois Housing Development Authority Rev., VRDN, 2.42%, 4/5/19 (SBBPA: FHLB)	5,000,000	5,000,000
Macon-Bibb County Industrial Authority Rev., (Bass Pro Outdoor World LLC), VRDN, 2.38%, 4/5/19 (LOC: Bank of America N.A.)(2)	11,970,000	11,970,000
Massachusetts Education Financing Authority, 2.45%, 4/1/19 (LOC: Royal Bank of Canada)	6,000,000	6,000,000
Massachusetts Education Financing Authority, 2.50%, 4/1/19 (LOC: Royal Bank of Canada)	3,500,000	3,500,000
Missouri Development Finance Board Rev., (St. Louis Center), VRDN, 2.45%, 4/5/19 (LOC: U.S. Bank N.A.)	2,230,000	2,230,000
Nassau Health Care Corp. Rev., VRDN, 2.40%, 4/5/19 (LOC: JPMorgan Chase Bank N.A.)	2,905,000	2,905,000
Pasadena Public Financing Authority Rev., VRDN, 2.53%, 4/5/19 (SBBPA: Bank of the West)	7,705,000	7,705,000
South Dakota Housing Development Authority Rev., VRDN, 2.40%, 4/5/19 (SBBPA: South Dakota Housing Development Authority)	25,000,000	25,000,000
State of New York Mortgage Agency Rev., VRDN, 2.40%, 4/5/19 (SBBPA: Barclays Bank plc)	10,000,000	10,000,000
State of Texas GO, VRDN, 2.50%, 4/5/19 (SBBPA: U.S. Bank N.A.)	14,750,000	14,750,000
Traer Creek Metropolitan District Rev., VRDN, 2.50%, 4/5/19 (LOC: BNP Paribas)	7,413,000	7,413,000

9

	Principal Amount	Value
Washington State Housing Finance Commission Rev., (Traditions at South Hill LLC), VRDN, 2.65%, 4/5/19 (LIQ FAC: FHLMC)	$120,000	$120,000
Westchester County Healthcare Corp. Rev., (Senior Lien), VRDN, 2.35%, 4/5/19 (LOC: TD Bank N.A.)	3,205,000	3,205,000
Westmoreland County Industrial Development Authority Rev., (Excela Health), VRDN, 2.41%, 4/5/19 (LOC: PNC Bank N.A.)	1,685,000	1,685,000
Wilkes-Barre GO, VRDN, 2.41%, 4/5/19 (LOC: PNC Bank N.A.)	1,560,000	1,560,000
TOTAL MUNICIPAL SECURITIES		142,168,000
U.S. GOVERNMENT AGENCY SECURITIES(1) — 2.8%
Federal Home Loan Bank, 2.48%, 4/29/19	38,000,000	37,927,589
TOTAL INVESTMENT SECURITIES — 99.6%		1,363,942,449
OTHER ASSETS AND LIABILITIES — 0.4%		5,532,645
TOTAL NET ASSETS — 100.0%		$1,369,475,094

NOTES TO SCHEDULE OF INVESTMENTS
EFFR	-	Effective Federal Funds Rate
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
SBBPA	-	Standby Bond Purchase Agreement
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $576,144,088, which represented 42.1% of total net assets.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,363,942,449
Cash	785,053
Receivable for investments sold	1,955,000
Receivable for capital shares sold	2,184,459
Interest receivable	2,502,610
1,371,369,571

Liabilities
Payable for capital shares redeemed	1,207,445
Accrued management fees	662,038
Distribution and service fees payable	12,396
Dividends payable	12,598
1,894,477

Net Assets	$1,369,475,094

Net Assets Consist of:
Capital paid in	$1,369,467,970
Distributable earnings	7,124
$1,369,475,094

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,336,785,144	1,336,927,005	$1.00
A Class	$19,847,266	19,835,618	$1.00
C Class	$12,842,684	12,840,491	$1.00

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$30,962,555

Expenses:
Management fees	7,488,308
Distribution and service fees:
A Class	54,239
C Class	93,222
Trustees' fees and expenses	90,973
Other expenses	332
7,727,074

Net investment income (loss)	23,235,481

Net realized gain (loss) on investment transactions	9,143

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,244,624

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$23,235,481	$9,800,046
Net realized gain (loss)	9,143	(2,019)
Net increase (decrease) in net assets resulting from operations	23,244,624	9,798,027

Distributions to Shareholders
From earnings:
Investor Class	(22,779,012)	(9,599,779)
A Class	(328,127)	(157,231)
C Class	(128,342)	(43,036)
Decrease in net assets from distributions	(23,235,481)	(9,800,046)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	95,857,128	(30,144,469)

Net increase (decrease) in net assets	95,866,271	(30,146,488)

Net Assets
Beginning of period	1,273,608,823	1,303,755,311
End of period	$1,369,475,094	$1,273,608,823

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

14

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended March 31, 2019 was 0.57%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $2,000,000 and there were no interfund purchases. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

15

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018
	Shares	Amount	Shares	Amount
Investor Class
Sold	656,576,136	$656,576,136	506,111,422	$506,111,422
Issued in reinvestment of distributions	22,511,234	22,511,234	9,514,069	9,514,069
Redeemed	(579,840,725)	(579,840,725)	(546,241,994)	(546,241,994)
	99,246,645	99,246,645	(30,616,503)	(30,616,503)
A Class
Sold	8,916,930	8,916,930	12,089,207	12,089,207
Issued in reinvestment of distributions	324,537	324,537	156,193	156,193
Redeemed	(13,406,255)	(13,406,255)	(13,882,729)	(13,882,729)
	(4,164,788)	(4,164,788)	(1,637,329)	(1,637,329)
C Class
Sold	5,388,586	5,388,586	5,326,886	5,326,886
Issued in reinvestment of distributions	127,980	127,980	42,758	42,758
Redeemed	(4,741,295)	(4,741,295)	(3,260,281)	(3,260,281)
	775,271	775,271	2,109,363	2,109,363
Net increase (decrease)	95,857,128	$95,857,128	(30,144,469)	$(30,144,469)

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

16

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$23,235,481	$9,800,046
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2019, the fund had undistributed ordinary income for federal income tax purposes of $7,124.

7. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.79%	0.58%	0.58%	1.78%	1.78%	$1,336,785
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.78%	0.58%	0.58%	0.77%	0.77%	$1,237,530
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	0.58%	0.17%	0.17%	$1,268,148
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.30%	0.58%	0.02%	(0.26)%	$1,563,574
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.58%	0.01%	(0.42)%	$1,813,054
A Class
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.54%	0.83%	0.83%	1.53%	1.53%	$19,847
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.65%	0.70%	0.83%	0.65%	0.52%	$24,012
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	0.83%	0.17%	(0.08)%	$25,649
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%	0.83%	0.00%(3)	(0.51)%	$209,165
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.83%	0.01%	(0.67)%	$186,961
C Class
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.03%	1.33%	1.33%	1.03%	1.03%	$12,843
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.40%	0.96%	1.33%	0.39%	0.02%	$12,067
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	1.33%	0.17%	(0.58)%	$9,958
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%	1.33%	0.00%(3)	(1.01)%	$9,526
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	1.33%	0.01%	(1.17)%	$7,146

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of American Century Investment Trust and Shareholders of Prime Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 1905

Annual Report

March 31, 2019

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	2.87%	1.45%	1.91%	—	11/30/06
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	3.03%	1.22%	1.59%	—	—
I Class	ASHHX	2.97%	—	—	1.97%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		2.61%	1.20%	1.65%	—
With sales charge		0.34%	0.74%	1.42%	—
C Class	ACSKX	1.75%	0.43%	0.89%	—	11/30/06
R Class	ACSPX	2.26%	0.93%	1.40%	—	11/30/06
R5 Class	ACSUX	3.08%	1.66%	2.11%	—	11/30/06
R6 Class	ASDDX	3.03%	—	—	1.93%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $12,079

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $11,705

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.59%	0.49%	0.84%	1.59%	1.09%	0.39%	0.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz and Charles Tan

Effective October 31, 2018, Charles Tan joined the portfolio management team, replacing Dave MacEwen, who left the team ahead of his December 31, 2018, retirement.

Performance Summary

Short Duration returned 2.87%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 3.03%. Fund returns reflect operating expenses, while index returns do not.

Returns for the fund and the index reflect a positive, yet challenging, environment for fixed-income securities. The 12-month period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. After climbing to a reporting period high of 3.24% in early November (according to Bloomberg), the 10-year U.S. Treasury yield plunged to 2.68% by the end of December 2018, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, and the 10-year Treasury note ended March 2019 yielding 2.41%, compared with 2.74% a year earlier.

Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. In general, longer-duration securities (those with greater sensitivity to interest rate changes) outperformed shorter-duration securities, and lower-quality bonds outperformed higher-quality bonds.

Duration Was a Modest Detractor

The dramatic decline in short-maturity interest rates coupled with significant flattening of the yield curve in late 2018 and early 2019 created challenges for shorter-duration assets and strategies. In this environment, our slightly shorter-than-index duration modestly detracted from relative results.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Corporate, Securitized Bonds Aided Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds. This positioning boosted the portfolio’s relative returns, given the broad outperformance of corporate and securitized bonds relative to government securities.

Within the corporate sector, our out-of-index position in high-yield bonds was a significant contributor to relative results, particularly in early 2019. In addition, our selections among investment-grade corporates added value. We continued to favor securities with BBB credit ratings, which generally outperformed their higher-quality peers. Within the securitized sector, positions among non-agency collateralized mortgage obligations and commercial mortgage-backed securities, collateralized loan obligations and asset-back securities contributed to performance.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

Additionally, we expect to maintain our preference for spread sectors versus Treasuries, remaining mindful of market conditions. For example, in light of the strong rally in risk assets in the final months of the reporting period, we took profits in and reduced exposure to investment-grade and high-yield corporate bonds. We also took profits in credit-sensitive mortgage-backed securities that participated in the rally. We will continue to look for opportunities to tactically add exposure to riskier corporate and securitized securities, as valuations, fundamentals and market conditions dictate. However, from a longer-term, strategic perspective, we plan to reduce spread sector risk, given the potential for spread widening as the credit cycle matures. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life to Maturity	2.5 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	33.0%
U.S. Treasury Securities	25.4%
Asset-Backed Securities	14.8%
Collateralized Mortgage Obligations	13.0%
Collateralized Loan Obligations	3.8%
Commercial Mortgage-Backed Securities	2.5%
Bank Loan Obligations	1.6%
U.S. Government Agency Mortgage-Backed Securities	1.0%
Sovereign Governments and Agencies	0.2%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.40	$2.97	0.59%
I Class	$1,000	$1,020.00	$2.47	0.49%
A Class	$1,000	$1,018.20	$4.23	0.84%
C Class	$1,000	$1,013.40	$7.98	1.59%
R Class	$1,000	$1,015.90	$5.48	1.09%
R5 Class	$1,000	$1,020.50	$1.96	0.39%
R6 Class	$1,000	$1,019.70	$1.71	0.34%
Hypothetical
Investor Class	$1,000	$1,021.99	$2.97	0.59%
I Class	$1,000	$1,022.49	$2.47	0.49%
A Class	$1,000	$1,020.74	$4.23	0.84%
C Class	$1,000	$1,017.00	$8.00	1.59%
R Class	$1,000	$1,019.50	$5.49	1.09%
R5 Class	$1,000	$1,022.99	$1.97	0.39%
R6 Class	$1,000	$1,023.24	$1.72	0.34%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 33.0%
Aerospace and Defense — 0.5%
United Technologies Corp., 1.50%, 11/1/19	$2,000,000	$1,984,977
Air Freight and Logistics — 0.2%
FedEx Corp., 3.40%, 1/14/22	1,000,000	1,014,104
Auto Components — 0.3%
Schaeffler Finance BV, 4.75%, 5/15/23(1)	800,000	810,800
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	476,000	476,380
		1,287,180
Automobiles — 1.4%
Daimler Finance North America LLC, 2.30%, 1/6/20(1)	1,000,000	995,806
Daimler Finance North America LLC, 3.40%, 2/22/22(1)	1,000,000	1,010,049
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	1,000,000	995,926
General Motors Financial Co., Inc., 3.20%, 7/6/21	1,500,000	1,494,260
General Motors Financial Co., Inc., 4.20%, 11/6/21	1,000,000	1,019,537
		5,515,578
Banks — 6.1%
Banco de Credito del Peru, 2.25%, 10/25/19(1)	400,000	399,120
Bank of America Corp., MTN, VRN, 2.33%, 10/1/21	1,000,000	991,095
Bank of America Corp., VRN, 3.00%, 12/20/23	2,713,000	2,707,165
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	1,000,000	999,774
Barclays Bank plc, 5.14%, 10/14/20	850,000	873,135
Barclays plc, 2.75%, 11/8/19	1,000,000	999,390
CIT Group, Inc., 5.00%, 8/15/22	500,000	521,875
Citibank N.A., 2.125%, 10/20/20	1,000,000	991,995
Citibank N.A., VRN, 3.17%, 2/19/22	3,000,000	3,012,012
Discover Bank, 3.10%, 6/4/20	1,500,000	1,503,736
HSBC Bank plc, 4.125%, 8/12/20(1)	2,015,000	2,052,212
Huntington National Bank (The), 2.20%, 4/1/19	1,000,000	1,000,000
Huntington National Bank (The), 3.125%, 4/1/22	1,000,000	1,008,037
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	1,992,950
QNB Finansbank AS, MTN, 6.25%, 4/30/19	650,000	650,098
Royal Bank of Canada, 2.15%, 10/26/20	1,460,000	1,450,862
Synchrony Bank, 3.65%, 5/24/21	1,000,000	1,009,744
Wells Fargo & Co., MTN, 3.00%, 1/22/21	2,500,000	2,511,969
		24,675,169
Beverages — 0.6%
Constellation Brands, Inc., 2.00%, 11/7/19	1,800,000	1,790,412
Constellation Brands, Inc., 3.875%, 11/15/19	830,000	834,490
		2,624,902
Biotechnology — 1.1%
AbbVie, Inc., 2.50%, 5/14/20	1,000,000	997,183
Amgen, Inc., 1.90%, 5/10/19	2,000,000	1,998,881

10

	Principal Amount	Value
Celgene Corp., 2.25%, 5/15/19	$1,000,000	$999,365
Gilead Sciences, Inc., 1.85%, 9/20/19	440,000	437,823
		4,433,252
Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	3,000,000	2,990,589
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	500,000	511,796
Morgan Stanley, MTN, 5.625%, 9/23/19	3,000,000	3,039,163
Morgan Stanley, MTN, 5.50%, 7/28/21	1,000,000	1,059,306
		7,600,854
Chemicals — 0.7%
Ashland LLC, 4.75%, 8/15/22	960,000	991,200
Sherwin-Williams Co. (The), 2.25%, 5/15/20	2,000,000	1,988,684
		2,979,884
Commercial Services and Supplies — 0.1%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	500,000	497,500
Consumer Finance — 1.2%
American Express Co., 3.00%, 2/22/21	1,000,000	1,005,507
American Express Credit Corp., MTN, 2.25%, 5/5/21	1,500,000	1,491,050
Capital One N.A., 2.35%, 1/31/20	1,230,000	1,224,069
Capital One N.A., 2.25%, 9/13/21	1,000,000	984,702
		4,705,328
Containers and Packaging — 0.7%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)	800,000	807,000
Ball Corp., 4.375%, 12/15/20	1,000,000	1,017,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	872,197	874,378
		2,698,878
Diversified Financial Services — 0.5%
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	1,000,000	1,003,686
UBS Group Funding Switzerland AG, 2.95%, 9/24/20(1)	1,000,000	1,000,156
		2,003,842
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 2.45%, 6/30/20	1,750,000	1,742,887
Deutsche Telekom International Finance BV, 6.00%, 7/8/19	1,000,000	1,008,276
		2,751,163
Electric Utilities — 0.2%
American Electric Power Co., Inc., 2.15%, 11/13/20	1,000,000	991,128
Entertainment — 0.3%
Viacom, Inc., 4.50%, 3/1/21	1,000,000	1,026,297
Equity Real Estate Investment Trusts (REITs) — 0.4%
GLP Capital LP / GLP Financing II, Inc., 4.375%, 4/15/21	1,000,000	1,016,810
VEREIT Operating Partnership LP, 4.125%, 6/1/21	500,000	508,578
		1,525,388
Food and Staples Retailing — 0.3%
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(1)	1,370,000	1,360,109

11

	Principal Amount	Value
Food Products — 0.7%
Conagra Brands, Inc., 3.80%, 10/22/21	$1,000,000	$1,019,020
Kraft Heinz Foods Co., 5.375%, 2/10/20	1,000,000	1,020,619
Tyson Foods, Inc., 2.65%, 8/15/19	1,000,000	999,225
		3,038,864
Gas Utilities — 0.6%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	750,000	757,590
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	400,000	415,752
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,310,000	1,361,555
		2,534,897
Health Care Equipment and Supplies — 0.7%
Becton Dickinson and Co., 2.13%, 6/6/19	2,000,000	1,997,511
Becton Dickinson and Co., 2.68%, 12/15/19	1,000,000	996,940
		2,994,451
Health Care Providers and Services — 3.2%
Anthem, Inc., 2.50%, 11/21/20	1,000,000	995,404
Cardinal Health, Inc., 1.95%, 6/14/19	1,130,000	1,128,031
Cigna Corp., 3.20%, 9/17/20(1)	2,000,000	2,010,339
CVS Health Corp., 3.35%, 3/9/21	3,000,000	3,025,570
DaVita, Inc., 5.75%, 8/15/22	630,000	643,387
Express Scripts Holding Co., 2.60%, 11/30/20	2,000,000	1,992,440
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	850,000	857,598
HCA, Inc., 4.25%, 10/15/19	500,000	502,631
Tenet Healthcare Corp., 4.75%, 6/1/20	1,000,000	1,016,250
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,000,000	1,011,250
		13,182,900
Hotels, Restaurants and Leisure — 0.4%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	760,000	765,479
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,000,000	999,325
		1,764,804
Household Durables — 0.9%
D.R. Horton, Inc., 2.55%, 12/1/20	1,000,000	993,953
Lennar Corp., 2.95%, 11/29/20	1,500,000	1,494,375
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	990,000	993,713
		3,482,041
Insurance — 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	500,000	500,425
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/20	1,000,000	1,024,113
		1,524,538
Internet and Direct Marketing Retail — 0.1%
eBay, Inc., 2.15%, 6/5/20	400,000	397,432
IT Services — 0.5%
DXC Technology Co., 2.875%, 3/27/20	2,000,000	1,999,357
Life Sciences Tools and Services — 0.3%
IQVIA, Inc., 4.875%, 5/15/23(1)	1,000,000	1,022,600

12

	Principal Amount	Value
Machinery — 0.5%
Caterpillar Financial Services Corp., MTN, 1.85%, 9/4/20	$860,000	$850,756
Fortive Corp., 1.80%, 6/15/19	231,000	230,047
Oshkosh Corp., 5.375%, 3/1/25	1,000,000	1,028,750
		2,109,553
Media — 1.7%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	1,000,000	1,020,000
Comcast Corp., 3.30%, 10/1/20	2,000,000	2,019,817
Discovery Communications LLC, 2.20%, 9/20/19	500,000	498,035
Discovery Communications LLC, 2.95%, 3/20/23	500,000	495,779
Interpublic Group of Cos., Inc. (The), 3.50%, 10/1/20	2,000,000	2,018,215
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	930,000	967,200
		7,019,046
Metals and Mining — 0.4%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	700,000	743,750
Steel Dynamics, Inc., 5.25%, 4/15/23	750,000	765,000
		1,508,750
Multi-Utilities — 0.9%
CenterPoint Energy, Inc., 3.60%, 11/1/21	2,000,000	2,030,895
Sempra Energy, 2.85%, 11/15/20	1,500,000	1,497,727
		3,528,622
Oil, Gas and Consumable Fuels — 1.9%
Anadarko Petroleum Corp., 4.85%, 3/15/21	1,632,000	1,692,614
Antero Resources Corp., 5.375%, 11/1/21	930,000	936,975
Continental Resources, Inc., 5.00%, 9/15/22	400,000	403,433
Encana Corp., 3.90%, 11/15/21	930,000	947,405
Energy Transfer Operating LP, 4.15%, 10/1/20	1,179,000	1,198,504
Energy Transfer Operating LP, 7.50%, 10/15/20	450,000	479,279
Williams Cos., Inc. (The), 4.125%, 11/15/20	1,000,000	1,016,292
Williams Cos., Inc. (The), 7.875%, 9/1/21	1,000,000	1,105,803
		7,780,305
Pharmaceuticals — 0.4%
Allergan Funding SCS, 3.00%, 3/12/20	1,000,000	999,693
Mylan NV, 2.50%, 6/7/19	550,000	549,612
		1,549,305
Semiconductors and Semiconductor Equipment — 0.7%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	2,000,000	1,969,678
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	750,000	761,332
		2,731,010
Software — 0.7%
Microsoft Corp., 1.85%, 2/6/20	3,000,000	2,982,626
Specialty Retail — 0.1%
United Rentals North America, Inc., 4.625%, 7/15/23	390,000	397,556
Technology Hardware, Storage and Peripherals — 0.7%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	500,000	509,576
EMC Corp., 2.65%, 6/1/20	1,000,000	992,739
Hewlett Packard Enterprise Co., 2.10%, 10/4/19(1)	670,000	667,243

13

	Principal Amount	Value
Seagate HDD Cayman, 4.25%, 3/1/22	$500,000	$501,728
		2,671,286
TOTAL CORPORATE BONDS (Cost $134,071,164)		133,895,476
U.S. TREASURY SECURITIES — 25.4%
U.S. Treasury Bills, 2.56%, 1/30/20(4)	1,000,000	980,350
U.S. Treasury Bills, 2.54%, 2/27/20(4)	10,000,000	9,785,845
U.S. Treasury Notes, 1.375%, 10/31/20(2)	800,000	788,141
U.S. Treasury Notes, 2.625%, 5/15/21	9,500,000	9,569,766
U.S. Treasury Notes, 2.75%, 9/15/21	22,000,000	22,266,836
U.S. Treasury Notes, 2.625%, 12/15/21	20,000,000	20,209,765
U.S. Treasury Notes, 1.875%, 1/31/22	24,000,000	23,768,437
U.S. Treasury Notes, 2.375%, 3/15/22	7,900,000	7,937,803
U.S. Treasury Notes, 1.875%, 4/30/22	4,500,000	4,453,682
U.S. Treasury Notes, 2.00%, 11/30/22	3,000,000	2,977,031
TOTAL U.S. TREASURY SECURITIES (Cost $101,770,028)		102,737,656
ASSET-BACKED SECURITIES — 14.8%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 3.31%, (1-month LIBOR plus 0.83%), 5/25/34	2,338,980	2,336,667
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	1,666,667	1,665,370
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A SEQ, 2.50%, 7/20/21(1)	4,420,000	4,400,385
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	675,000	674,326
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	317,804	313,729
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(1)	994,605	995,511
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(1)	336,035	335,270
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	809,807	828,536
Hertz Vehicle Financing II LP, Series 2015-1A, Class A SEQ, 2.73%, 3/25/21(1)	2,550,000	2,542,705
Hertz Vehicle Financing II LP, Series 2016-3A, Class A SEQ, 2.27%, 7/25/20(1)	1,729,000	1,725,521
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	290,634	289,905
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	240,897	238,503
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	170,045	167,824
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	353,708	351,187
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	2,036,673	2,069,978
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 12/17/36(1)	1,300,000	1,301,138
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.43%, (1-month LIBOR plus 0.95%), 3/17/37(1)	2,575,000	2,546,039
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.73%, (1-month LIBOR plus 1.25%), 3/17/37(1)	2,000,000	1,997,856
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.76%, (1-month LIBOR plus 1.28%), 6/17/37(1)	1,450,000	1,442,778

14

	Principal Amount	Value
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 7/17/37(1)	$1,450,000	$1,453,451
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.73%, (1-month LIBOR plus 1.25%), 1/17/38(1)	2,475,000	2,482,999
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	238,321	237,336
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 7/25/59(1)	1,164,500	1,153,572
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	357,003	354,320
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	711,132	697,924
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	384,585	380,738
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	295,257	290,265
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	1,477,659	1,455,298
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	1,773,360	1,798,986
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.88%, (1-month LIBOR plus 1.40%), 1/17/34(1)	599,409	601,292
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	1,071,558	1,063,362
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	2,375,000	2,357,717
Progress Residential Trust, Series 2018-SFR1, Class C, 3.68%, 3/17/35(1)	1,250,000	1,259,016
Progress Residential Trust, Series 2018-SFR2, Class C, 4.04%, 8/17/35(1)	1,775,000	1,798,260
Progress Residential Trust, Series 2018-SFR2, Class D, 4.34%, 8/17/35(1)	1,075,000	1,086,897
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	2,700,000	2,751,163
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(1)	1,775,000	1,806,340
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	319,361	317,101
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	344,506	343,057
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	337,829	336,428
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	281,063	280,677
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	257,478	254,012
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	2,131,723	2,152,774
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(1)	627,978	638,215
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(1)	1,746,563	1,783,117
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(1)	1,406,221	1,381,634
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	471,647	467,789
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	1,232,784	1,219,703
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	807,763	794,940
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	835,269	847,444
TOTAL ASSET-BACKED SECURITIES (Cost $59,906,847)		60,069,055

15

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.0%
Private Sponsor Collateralized Mortgage Obligations — 7.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	$269,733	$273,161
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 4.91%, (1-year H15T1Y plus 2.25%), 2/25/36	546,830	552,948
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	441,975	465,083
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.45%, 8/25/34	252,247	246,758
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.43%, 8/25/34	819,786	817,160
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	241,232	244,871
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, (1-year H15T1Y plus 2.15%), 9/25/35	300,785	305,896
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	125,726	128,117
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	99,829	101,132
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	3,046	2,968
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(1)	396,203	397,702
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 8/25/35	226,268	228,223
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 4.68%, 1/25/37	987,551	884,421
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.44%, 5/25/34	106,217	108,891
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.02%, 1/25/35	97,432	96,591
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	566,413	579,279
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	289,718	281,263
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.98%, 10/25/29(1)	419,861	419,796
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(1)	758,987	763,119
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.47%, 11/21/34	353,098	364,460
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.45%, 2/25/35	312,393	317,381
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	1,781,739	1,828,516
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.99%, (1-month LIBOR plus 1.50%), 6/25/57(1)	1,842,433	1,876,031
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(1)	646,153	648,198
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(1)	1,112,706	1,134,004
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	1,563,926	1,582,434
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(1)	905,165	909,255

16

	Principal Amount	Value
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	$602,582	$611,981
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.47%, 7/25/34	112,670	113,545
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.72%, 7/25/36	661,667	641,298
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.47%, 3/25/35	290,998	287,314
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.10%, 8/25/35	472,962	478,683
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	536,056	558,535
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 4.44%, 6/25/34	240,868	247,209
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.62%, 9/25/34	158,268	163,010
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.98%, 12/25/34	203,042	207,697
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	530,949	536,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	511,127	509,270
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.73%, 6/25/35	200,381	212,293
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.80%, 6/25/35	229,400	238,223
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, SEQ, VRN, 2.79%, (1-month LIBOR plus 0.30%), 5/25/35	343,234	328,658
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.97%, 3/25/35	275,279	281,225
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 4.54%, 10/25/35	1,260,000	1,283,542
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.09%, 4/25/35	221,464	224,800
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	77,204	76,841
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	688,647	679,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	483,223	471,145
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	199,880	200,250
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	186,554	186,900
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 5.10%, 3/25/36	746,997	738,757
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.70%, 7/25/36	142,692	143,690
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 4.66%, 7/25/36	297,463	301,278
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.54%, 7/25/36	375,429	377,306
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.71%, 9/25/36	130,060	131,318
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.75%, 10/25/36	73,674	73,043
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 10/25/36	61,305	60,705

17

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.70%, 10/25/36	$396,201	$392,083
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.86%, 12/25/36	655,366	644,843
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 4.95%, 3/25/36	225,086	229,133
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 5.08%, 4/25/36	485,279	483,615
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	143,311	143,098
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	594,451	593,566
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	86,290	86,963
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	242,820	242,088
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	18,372	18,680
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	107,453	107,457
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	80,946	80,518
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	539,049	535,983
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	509,104	505,270
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	42,798	45,090
		30,030,955
U.S. Government Agency Collateralized Mortgage Obligations — 5.6%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.74%, (1-month LIBOR plus 3.25%), 5/25/25	550,000	596,432
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.69%, (1-month LIBOR plus 1.20%), 10/25/29	2,892,764	2,909,397
FNMA, Series 2006-60, Class KF, VRN, 2.79%, (1-month LIBOR plus 0.30%), 7/25/36	689,393	688,188
FNMA, Series 2009-33, Class FB, VRN, 3.31%, (1-month LIBOR plus 0.82%), 3/25/37	789,731	808,081
FNMA, Series 2014-C02, Class 1M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	507,000	531,958
FNMA, Series 2014-C02, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	1,583,980	1,645,351
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	22,830,119	4,028,354
FNMA, Series 2016-C03, Class 2M2, VRN, 8.39%, (1-month LIBOR plus 5.90%), 10/25/28	473,222	535,778
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	15,633,547	3,657,909
FNMA, Series 2017-C03, Class 1M2, VRN, 5.49%, (1-month LIBOR plus 3.00%), 10/25/29	1,200,000	1,267,667
FNMA, Series 2017-C05, Class 1M2, VRN, 4.69%, (1-month LIBOR plus 2.20%), 1/25/30	750,000	759,871
FNMA, Series 2018-C02, Class 2M1, VRN, 3.14%, (1-month LIBOR plus 0.65%), 8/25/30	1,664,931	1,664,563
FNMA, Series 417, Class C5, IO, 3.50%, 2/25/43	19,402,089	3,540,267
		22,633,816
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $52,485,660)		52,664,771

18

	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 3.8%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.23%, (3-month LIBOR plus 1.55%), 5/15/30(1)	$725,000	$715,951
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 4.21%, (3-month LIBOR plus 1.45%), 4/20/31(1)	600,000	587,386
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 4.18%, (3-month LIBOR plus 1.50%), 5/15/31(1)	725,000	712,709
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.79%, (3-month LIBOR plus 1.02%), 4/17/31(1)	575,000	565,546
CBAM Ltd., Series 2018-5A, Class B1, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/17/31(1)	1,200,000	1,161,626
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 4.18%, (3-month LIBOR plus 1.40%), 4/24/31(1)	575,000	563,446
Dryden 64 CLO Ltd., Series 2018-64A, Class B, VRN, 4.18%, (3-month LIBOR plus 1.40%), 4/18/31(1)	1,500,000	1,466,284
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.88%, (3-month LIBOR plus 1.12%), 7/20/31(1)	300,000	297,572
KKR CLO Ltd., Series 22A, Class A, VRN, 3.91%, (3-month LIBOR plus 1.15%), 7/20/31(1)	400,000	397,025
KKR CLO Ltd., Series 22A, Class B, VRN, 4.36%, (3-month LIBOR plus 1.60%), 7/20/31(1)	750,000	736,755
LCM XIV LP, Series 14A, Class AR, VRN, 3.82%, (3-month LIBOR plus 1.04%), 7/20/31(1)	375,000	370,472
LCM XIV LP, Series 2014A, Class BR, VRN, 4.34%, (3-month LIBOR plus 1.58%), 7/20/31(1)	1,250,000	1,237,499
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.98%, (1-month LIBOR plus 1.50%), 5/15/28(1)	500,000	500,624
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.71%, (3-month LIBOR plus 0.95%), 4/19/30(1)	650,000	645,158
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 4.26%, (3-month LIBOR plus 1.50%), 4/19/30(1)	750,000	742,809
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.77%, (3-month LIBOR plus 0.98%), 4/15/31(1)	1,000,000	988,739
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.74%, (3-month LIBOR plus 0.96%), 4/16/31(1)	1,500,000	1,475,883
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.83%, (3-month LIBOR plus 1.07%), 10/20/28(1)	500,000	499,321
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/25/31(1)	1,000,000	979,752
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 4.48%, (3-month LIBOR plus 1.70%), 10/18/31(1)	750,000	747,725
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $15,608,577)		15,392,282
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	1,000,000	1,009,593
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	1,925,000	1,936,308
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	1,000,000	1,007,965
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 6/15/34(1)	1,880,000	1,874,304
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 5/15/48(1)	2,000,000	2,036,082
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, VRN, 3.40%, 7/13/29(1)	1,400,000	1,412,577

19

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(1)	$1,000,000	$1,005,781
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,383,184)		10,282,610
BANK LOAN OBLIGATIONS(3) — 1.6%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	400,000	395,874
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	750,000	746,925
		1,142,799
Health Care Providers and Services — 0.4%
DaVita, Inc., Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 6/24/21	994,778	995,559
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	740,500	740,563
		1,736,122
Hotels, Restaurants and Leisure — 0.6%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	466,074	459,470
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	578,151	569,959
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 12/22/24	7,870	7,778
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	682,262	681,464
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	692,857	684,508
		2,403,179
IT Services†
First Data Corporation, 2024 USD Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 4/26/24	180,000	179,682
Pharmaceuticals — 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 5/20/24	533,447	531,866
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.48%, (1-month LIBOR plus 3.00%), 6/2/25	327,848	326,122
		857,988
Technology Hardware, Storage and Peripherals — 0.1%
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	317,374	309,571
TOTAL BANK LOAN OBLIGATIONS (Cost $6,695,015)		6,629,341
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.0%
FHLMC, VRN, 4.62%, (1-year H15T1Y plus 2.25%), 9/1/35	339,309	357,359
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.87%), 7/1/36	40,612	42,611
FHLMC, VRN, 4.63%, (12-month LIBOR plus 1.88%), 7/1/40	188,802	197,775
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	100,986	104,628
FHLMC, VRN, 3.81%, (12-month LIBOR plus 1.78%), 2/1/41	326,051	335,439
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	91,035	95,090
FHLMC, VRN, 4.08%, (12-month LIBOR plus 1.87%), 7/1/41	179,782	186,583
FHLMC, VRN, 4.76%, (12-month LIBOR plus 1.88%), 10/1/41	167,809	174,483

20

	Principal Amount/Shares	Value
FHLMC, VRN, 2.07%, (12-month LIBOR plus 1.65%), 12/1/42	$486,196	$497,470
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	385,203	384,321
FHLMC, VRN, 4.70%, (12-month LIBOR plus 1.64%), 2/1/43	83,054	86,063
FHLMC, VRN, 4.06%, (12-month LIBOR plus 1.63%), 5/1/43	53,109	54,672
FHLMC, VRN, 4.25%, (12-month LIBOR plus 1.62%), 6/1/43	27,571	28,501
FHLMC, VRN, 4.27%, (12-month LIBOR plus 1.65%), 6/1/43	58,129	60,133
FNMA, VRN, 4.25%, (6-month LIBOR plus 1.57%), 6/1/35	257,494	266,615
FNMA, VRN, 4.27%, (6-month LIBOR plus 1.57%), 6/1/35	117,591	121,499
FNMA, VRN, 4.70%, (12-month LIBOR plus 1.71%), 12/1/37	4,486	4,705
FNMA, VRN, 4.44%, (12-month LIBOR plus 1.69%), 8/1/39	64,140	67,161
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	29,991	31,556
FNMA, VRN, 3.32%, (12-month LIBOR plus 1.82%), 9/1/41	380,881	388,134
FNMA, VRN, 3.00%, (12-month LIBOR plus 1.82%), 11/1/41	398,282	403,266
		3,888,064
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, 5.50%, 12/1/36	1,828	2,000
FNMA, 5.00%, 7/1/20	3,748	3,837
FNMA, 5.50%, 7/1/36	1,988	2,177
		8,014
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,901,782)		3,896,078
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Argentina — 0.2%
Argentine Republic Government International Bond, 6.25%, 4/22/19 (Cost $1,000,000)	1,000,000	1,001,750
TEMPORARY CASH INVESTMENTS — 4.2%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(1)(4)	10,703,000	10,700,770
Societe Generale SA, 2.50%, 4/1/19(1)(4)	1,600,000	1,599,679
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $4,124,036), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $4,042,443)		4,041,652
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 6/30/25, valued at $693,097), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $675,070)		675,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	26,388	26,388
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,046,040)		17,043,489
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $402,868,297)		403,612,508
OTHER ASSETS AND LIABILITIES — 0.5%		1,917,240
TOTAL NET ASSETS — 100.0%		$405,529,748

21

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	746	June 2019	$149,200,000	$158,967,937	$511,197

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	12	June 2019	$1,200,000	$1,490,625	$(10,402)
U.S. Treasury 5-Year Notes	202	June 2019	$20,200,000	23,397,281	(221,908)
				$24,887,906	$(232,310)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 30	Sell	1.00%	6/20/23	$6,000,000	$82,135	$38,191	$120,326

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†     Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $125,604,038, which represented 31.0% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $530,170.

(3)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $402,868,297)	$403,612,508
Receivable for investments sold	1,220,782
Receivable for capital shares sold	214,615
Receivable for variation margin on swap agreements	6,281
Interest receivable	2,210,717
407,264,903

Liabilities
Payable for capital shares redeemed	1,372,209
Payable for variation margin on futures contracts	116,690
Accrued management fees	177,372
Distribution and service fees payable	12,666
Dividends payable	56,218
1,735,155

Net Assets	$405,529,748

Net Assets Consist of:
Capital paid in	$416,224,698
Distributable earnings	(10,694,950)
$405,529,748

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$226,340,739	22,305,898	$10.15
I Class	$56,264,410	5,544,613	$10.15
A Class	$21,709,241	2,139,652	$10.15*
C Class	$9,045,964	891,100	$10.15
R Class	$755,775	74,431	$10.15
R5 Class	$20,661,727	2,036,324	$10.15
R6 Class	$70,751,892	6,978,162	$10.14
*Maximum offering price $10.38 (net asset value divided by 0.9775).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$11,626,133

Expenses:
Management fees	2,032,598
Distribution and service fees:
A Class	52,432
C Class	95,360
R Class	2,468
Trustees' fees and expenses	26,949
Other expenses	12,058
2,221,865

Net investment income (loss)	9,404,268

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,180,490)
Forward foreign currency exchange contract transactions	1,291,294
Futures contract transactions	(697,556)
Swap agreement transactions	173,862
Foreign currency translation transactions	(46,894)
(1,459,784)

Change in net unrealized appreciation (depreciation) on:
Investments	2,471,689
Forward foreign currency exchange contracts	(104,029)
Futures contracts	631,480
Swap agreements	79,242
Translation of assets and liabilities in foreign currencies	(120)
3,078,262

Net realized and unrealized gain (loss)	1,618,478

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,022,746

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$9,404,268	$7,630,817
Net realized gain (loss)	(1,459,784)	(1,372,774)
Change in net unrealized appreciation (depreciation)	3,078,262	(3,052,454)
Net increase (decrease) in net assets resulting from operations	11,022,746	3,205,589

Distributions to Shareholders
From earnings:
Investor Class	(5,957,493)	(5,193,289)
I Class	(1,326,168)	(585,101)
A Class	(501,382)	(588,698)
C Class	(156,404)	(125,994)
R Class	(10,725)	(7,153)
R5 Class	(596,220)	(907,349)
R6 Class	(1,832,621)	(683,301)
Decrease in net assets from distributions	(10,381,013)	(8,090,885)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	19,284,513	5,375,109

Net increase (decrease) in net assets	19,926,246	489,813

Net Assets
Beginning of period	385,603,502	385,113,689
End of period	$405,529,748	$385,603,502

See Notes to Financial Statements.

25

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and R6 Class commenced on April 10, 2017 and July 28, 2017, respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

26

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

27

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2825% to 0.4000%*	0.2500% to 0.3100%	0.59%
I Class		0.1500% to 0.2100%	0.49%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%
*Prior to August 1, 2018, the Investment Category Fee range was 0.2925% to 0.4100%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

28

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $274,006,876, of which $183,427,244 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $281,147,670, of which $134,272,658 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,078,384	$81,587,050	14,129,656	$144,704,883
Issued in reinvestment of distributions	560,546	5,663,161	482,115	4,926,670
Redeemed	(9,331,853)	(94,229,239)	(16,442,496)	(168,132,709)
	(692,923)	(6,979,028)	(1,830,725)	(18,501,156)
I Class
Sold	5,652,905	57,084,211	6,792,067	69,571,697
Issued in reinvestment of distributions	116,253	1,174,307	50,386	513,857
Redeemed	(4,415,843)	(44,605,117)	(2,651,155)	(27,088,710)
	1,353,315	13,653,401	4,191,298	42,996,844
A Class
Sold	659,617	6,654,085	445,592	4,564,821
Issued in reinvestment of distributions	35,909	362,717	46,451	474,806
Redeemed	(619,036)	(6,250,405)	(3,497,498)	(35,762,511)
	76,490	766,397	(3,005,455)	(30,722,884)
C Class
Sold	601,676	6,062,410	217,421	2,227,369
Issued in reinvestment of distributions	13,709	138,520	10,706	109,486
Redeemed	(657,711)	(6,639,749)	(782,038)	(8,010,992)
	(42,326)	(438,819)	(553,911)	(5,674,137)
R Class
Sold	42,731	432,212	8,772	89,667
Issued in reinvestment of distributions	1,051	10,623	688	7,035
Redeemed	(8,703)	(87,842)	(20,990)	(214,740)
	35,079	354,993	(11,530)	(118,038)
R5 Class
Sold	413,496	4,176,159	720,356	7,393,228
Issued in reinvestment of distributions	58,849	594,533	83,490	854,886
Redeemed	(577,709)	(5,832,918)	(4,792,710)	(49,148,126)
	(105,364)	(1,062,226)	(3,988,864)	(40,900,012)
R6 Class
Sold	2,623,219	26,458,826	5,983,832	61,266,395
Issued in reinvestment of distributions	181,110	1,828,198	67,597	683,301
Redeemed	(1,518,965)	(15,297,229)	(358,631)	(3,655,204)
	1,285,364	12,989,795	5,692,798	58,294,492
Net increase (decrease)	1,909,635	$19,284,513	493,611	$5,375,109

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and July 28, 2017 (commencement of sale) through March 31, 2018 for the R6 Class.

29

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$133,895,476	—
U.S. Treasury Securities	—	102,737,656	—
Asset-Backed Securities	—	60,069,055	—
Collateralized Mortgage Obligations	—	52,664,771	—
Collateralized Loan Obligations	—	15,392,282	—
Commercial Mortgage-Backed Securities	—	10,282,610	—
Bank Loan Obligations	—	6,629,341	—
U.S. Government Agency Mortgage-Backed Securities	—	3,896,078	—
Sovereign Governments and Agencies	—	1,001,750	—
Temporary Cash Investments	$26,388	17,017,101	—
	$26,388	$403,586,120	—
Other Financial Instruments
Futures Contracts	$511,197	—	—
Swap Agreements	—	$120,326	—
	$511,197	$120,326	—

Liabilities
Other Financial Instruments
Futures Contracts	$232,310	—	—

30

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $9,962,500.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $45,698,801.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $117,841,667 futures contracts purchased and $36,690,956 futures contracts sold.

31

Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$6,281	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$116,690
		$6,281		$116,690

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$173,862	Change in net unrealized appreciation (depreciation) on swap agreements	$79,242
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,291,294	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(104,029)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(697,556)	Change in net unrealized appreciation (depreciation) on futures contracts	631,480
		$767,600		$606,693

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$10,381,013	$8,090,885
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

32

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$402,897,866
Gross tax appreciation of investments	$2,446,450
Gross tax depreciation of investments	(1,731,808)
Net tax appreciation (depreciation) of investments	714,642
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	36,191
Net tax appreciation (depreciation)	$750,833
Other book-to-tax adjustments	$(544,068)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(5,354,971)
Accumulated long-term capital losses	$(4,910,904)
Late-year ordinary loss deferral	$(635,840)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

33

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.13	0.24	0.05	0.29	(0.27)	$10.15	2.87%	0.60%	2.39%	72%	$226,341
2018	$10.25	0.20	(0.11)	0.09	(0.21)	$10.13	0.88%	0.60%	1.94%	89%	$233,033
2017	$10.25	0.16	0.01	0.17	(0.17)	$10.25	1.65%	0.60%	1.56%	85%	$254,540
2016	$10.33	0.14	(0.05)	0.09	(0.17)	$10.25	0.87%	0.60%	1.37%	73%	$224,708
2015	$10.42	0.17	(0.06)	0.11	(0.20)	$10.33	1.02%	0.60%	1.61%	56%	$217,035
I Class
2019	$10.13	0.26	0.04	0.30	(0.28)	$10.15	2.97%	0.50%	2.49%	72%	$56,264
2018(3)	$10.25	0.21	(0.12)	0.09	(0.21)	$10.13	0.92%	0.50%(4)	2.10%(4)	89%(5)	$42,466
A Class
2019	$10.13	0.22	0.04	0.26	(0.24)	$10.15	2.61%	0.85%	2.14%	72%	$21,709
2018	$10.25	0.17	(0.11)	0.06	(0.18)	$10.13	0.62%	0.85%	1.69%	89%	$20,903
2017	$10.25	0.13	0.01	0.14	(0.14)	$10.25	1.40%	0.85%	1.31%	85%	$51,956
2016	$10.33	0.11	(0.05)	0.06	(0.14)	$10.25	0.62%	0.85%	1.12%	73%	$61,261
2015	$10.42	0.14	(0.06)	0.08	(0.17)	$10.33	0.77%	0.85%	1.36%	56%	$56,703

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$10.14	0.14	0.04	0.18	(0.17)	$10.15	1.75%	1.60%	1.39%	72%	$9,046
2018	$10.26	0.09	(0.10)	(0.01)	(0.11)	$10.14	(0.13)%	1.60%	0.94%	89%	$9,462
2017	$10.26	0.06	0.01	0.07	(0.07)	$10.26	0.64%	1.60%	0.56%	85%	$15,254
2016	$10.34	0.04	(0.05)	(0.01)	(0.07)	$10.26	(0.13)%	1.60%	0.37%	73%	$18,919
2015	$10.43	0.06	(0.06)	—	(0.09)	$10.34	0.02%	1.60%	0.61%	56%	$23,414
R Class
2019	$10.14	0.19	0.04	0.23	(0.22)	$10.15	2.26%	1.10%	1.89%	72%	$756
2018	$10.26	0.15	(0.11)	0.04	(0.16)	$10.14	0.37%	1.10%	1.44%	89%	$399
2017	$10.26	0.11	0.01	0.12	(0.12)	$10.26	1.15%	1.10%	1.06%	85%	$522
2016	$10.34	0.09	(0.05)	0.04	(0.12)	$10.26	0.37%	1.10%	0.87%	73%	$658
2015	$10.43	0.11	(0.06)	0.05	(0.14)	$10.34	0.52%	1.10%	1.11%	56%	$1,199
R5 Class
2019	$10.13	0.26	0.05	0.31	(0.29)	$10.15	3.08%	0.40%	2.59%	72%	$20,662
2018	$10.25	0.21	(0.10)	0.11	(0.23)	$10.13	1.08%	0.40%	2.14%	89%	$21,699
2017	$10.25	0.18	0.01	0.19	(0.19)	$10.25	1.85%	0.40%	1.76%	85%	$62,843
2016	$10.33	0.16	(0.05)	0.11	(0.19)	$10.25	1.07%	0.40%	1.57%	73%	$64,283
2015	$10.42	0.19	(0.06)	0.13	(0.22)	$10.33	1.22%	0.40%	1.81%	56%	$50,715

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$10.13	0.27	0.03	0.30	(0.29)	$10.14	3.03%	0.35%	2.64%	72%	$70,752
2018(6)	$10.27	0.16	(0.14)	0.02	(0.16)	$10.13	0.22%	0.35%(4)	2.31%(4)	89%(5)	$57,642

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

37

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Notes

42

Notes

43

Notes

44

Notes

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 1905

Annual Report

March 31, 2019

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	1.79%	0.71%	2.48%	—	5/31/05
Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	2.04%	0.91%	1.99%	—	—
I Class	APOHX	1.87%	—	—	1.06%	4/10/17
Y Class	APOYX	1.98%	—	—	1.14%	4/10/17
A Class	APOAX					5/31/05
No sales charge		1.55%	0.47%	2.22%	—
With sales charge		-0.72%	0.02%	1.98%	—
C Class	APOCX	0.80%	-0.30%	1.46%	—	5/31/05
R Class	APORX	1.26%	0.22%	1.97%	—	5/31/05
R5 Class	APISX	1.98%	0.91%	2.69%	—	5/31/05
R6 Class	APODX	2.03%	0.97%	—	0.87%	7/26/13
G Class	APOGX	2.34%	—	—	1.79%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $12,777

Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $12,178

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond returned 1.79%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 2.04%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive, yet challenging, backdrop for short-duration (less price sensitivity to interest rate changes) TIPS as interest rates and inflation expectations declined overall. The 12-month period witnessed a marked shift in growth and inflation trends, Federal Reserve (Fed) policy and investor sentiment, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative, while risk remained in favor. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. Treasury yields plunged, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady again and suggested additional tightening was likely off the table for 2019. This news triggered another rally among Treasuries.

Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. TIPS advanced but underperformed the broad Treasury market as current inflation weakened and inflation expectations declined. The trailing 12-month headline inflation rate (as measured by the Consumer Price Index, or CPI) started the period at 2.4%, reached a reporting-period high of 2.9% in June and July, and ended the period at 1.9%. Annual core CPI (excluding food and energy prices) started the period at 2.0% and ended March 2019 at 1.8%. Longer-term inflation expectations, as measured by the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS), generally tracked headline inflation, rising early in the period before retreating to close the fiscal year at 187 basis points (one basis point equals 0.01%), 18 basis points lower than in March 2018. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.87% or higher).

Duration Was a Modest Detractor

The dramatic decline in short-maturity interest rates coupled with significant flattening of the yield curve in late 2018 and early 2019 created challenges for shorter-duration assets and strategies. In this environment, our slightly shorter-than-index duration modestly detracted from relative results.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Exposure to Corporate, Securitized Bonds Aided Relative Results

Approximately 84% of the portfolio was invested in TIPS at the end of the reporting period. The remainder included out-of-index allocations to securitized bonds, investment-grade and high-yield corporate bonds, and select U.S. dollar-denominated emerging markets bonds. The portfolio’s position in high-yield corporate bonds was a prominent contributor to performance, particularly in early 2019. Securitized bonds also contributed to performance, largely due to our focus on credit-sensitive securities, including non-agency collateralized mortgage obligations and commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations. Our investment-grade corporate bonds were modest contributors, while our position in U.S. dollar-denominated emerging markets bonds detracted slightly.

To diversify inflation protection, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s corporate and securitized bonds, contributed modestly to results for the 12-month period.

Portfolio Positioning

Our portfolio positioning reflects our expectations for year-over-year headline and core inflation to converge near the Fed’s 2% target over the next several months. We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Meanwhile, market-based inflation expectations, including breakeven rates, remain below historic averages, suggesting TIPS and other inflation-linked securities still offer value. Although we have reduced risk in our out-of-index allocations, we will continue to look for opportunities among corporate bonds, securitized securities, emerging markets bonds and inflation swaps wherever value is apparent.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	2.9 years
Weighted Average Life to Maturity	3.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	83.5%
Asset-Backed Securities	4.2%
Collateralized Loan Obligations	2.6%
Corporate Bonds	2.5%
Collateralized Mortgage Obligations	2.5%
Bank Loan Obligations	0.9%
Commercial Mortgage-Backed Securities	0.5%
Sovereign Governments and Agencies	0.1%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,013.00	$2.86	0.57%
I Class	$1,000	$1,013.50	$2.36	0.47%
Y Class	$1,000	$1,013.00	$1.86	0.37%
A Class	$1,000	$1,011.80	$4.11	0.82%
C Class	$1,000	$1,007.90	$7.86	1.57%
R Class	$1,000	$1,010.20	$5.36	1.07%
R5 Class	$1,000	$1,014.00	$1.86	0.37%
R6 Class	$1,000	$1,014.30	$1.61	0.32%
G Class	$1,000	$1,014.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
I Class	$1,000	$1,022.59	$2.37	0.47%
Y Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.84	$4.13	0.82%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%
R5 Class	$1,000	$1,023.09	$1.87	0.37%
R6 Class	$1,000	$1,023.34	$1.61	0.32%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. TREASURY SECURITIES — 83.5%
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20(1)	$62,556,852	$62,275,258
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	71,341,540	72,274,963
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	355,783,400	353,082,257
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	50,256,450	50,722,198
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	121,387,898	120,469,009
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	101,431,960	100,421,849
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	6,129,648	6,100,379
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	191,928,000	189,850,099
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	84,413,721	85,045,817
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	40,560,750	40,685,529
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	200,653,080	202,709,921
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	47,504,031	47,032,708
TOTAL U.S. TREASURY SECURITIES (Cost $1,331,255,506)		1,330,669,987
ASSET-BACKED SECURITIES — 4.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	3,466,667	3,463,970
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	2,625,000	2,622,378
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(2)	1,285,663	1,269,176
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(2)	3,543,724	3,546,951
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(2)	1,148,475	1,145,858
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	171,474	171,044
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	703,796	696,803
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	1,387,623	1,377,735
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.43%, (1-month LIBOR plus 0.95%), 3/17/37(2)	3,875,000	3,831,418
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 7/17/37(2)	6,600,000	6,615,707
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.73%, (1-month LIBOR plus 1.25%), 1/17/38(2)	10,900,000	10,935,228
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	666,614	659,946
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	1,141,660	1,122,357
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.88%, (1-month LIBOR plus 1.40%), 1/17/34(2)	2,447,586	2,455,276
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	7,063,000	7,271,648
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	1,286,928	1,277,823
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	325,188	323,821

10

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(2)	$1,369,098	$1,363,418
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	989,859	976,534
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(2)	2,982,895	3,031,520
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57	5,000,000	4,933,478
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	2,034,969	2,019,193
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	1,725,898	1,707,584
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	3,820,047	3,754,541
TOTAL ASSET-BACKED SECURITIES (Cost $66,589,735)		66,573,407
COLLATERALIZED LOAN OBLIGATIONS — 2.6%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.23%, (3-month LIBOR plus 1.55%), 5/15/30(2)	3,250,000	3,209,434
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 4.21%, (3-month LIBOR plus 1.45%), 4/20/31(2)	3,300,000	3,230,624
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 4.18%, (3-month LIBOR plus 1.50%), 5/15/31(2)	4,525,000	4,448,289
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.79%, (3-month LIBOR plus 1.02%), 4/17/31(2)	2,175,000	2,139,239
CBAM Ltd., Series 2018-5A, Class B1, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/17/31(2)	2,275,000	2,202,248
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 4.18%, (3-month LIBOR plus 1.40%), 4/24/31(2)	2,500,000	2,449,765
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.76%, (3-month LIBOR plus 0.97%), 4/15/31(2)	1,475,000	1,449,919
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 4.31%, (3-month LIBOR plus 1.55%), 4/20/30(2)	3,000,000	2,958,150
KKR CLO Ltd., Series 22A, Class B, VRN, 4.36%, (3-month LIBOR plus 1.60%), 7/20/31(2)	3,325,000	3,266,280
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 4.26%, (3-month LIBOR plus 1.50%), 4/19/30(2)	4,150,000	4,110,212
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 4.29%, (3-month LIBOR plus 1.50%), 4/15/31(2)	3,300,000	3,261,787
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.53%, (3-month LIBOR plus 1.75%), 4/18/31(2)	3,300,000	3,299,559
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.74%, (3-month LIBOR plus 0.96%), 4/16/31(2)	5,500,000	5,411,572
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $42,053,062)		41,437,078
CORPORATE BONDS — 2.5%
Auto Components†
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	644,000	644,514
Banks — 0.2%
Banco de Credito del Peru, 2.25%, 10/25/19(2)	1,400,000	1,396,920
QNB Finansbank AS, MTN, 6.25%, 4/30/19	2,200,000	2,200,330
		3,597,250
Commercial Services and Supplies†
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	650,000	646,750

11

	Principal Amount	Value
Containers and Packaging — 0.3%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(2)	$2,000,000	$2,017,500
Ball Corp., 4.375%, 12/15/20	950,000	966,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	998,181	1,000,676
		3,984,801
Health Care Providers and Services — 0.6%
DaVita, Inc., 5.75%, 8/15/22	1,515,000	1,547,194
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(2)	1,580,000	1,594,123
HCA, Inc., 4.25%, 10/15/19	3,280,000	3,297,258
Tenet Healthcare Corp., 4.75%, 6/1/20	2,370,000	2,408,513
		8,847,088
Hotels, Restaurants and Leisure†
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(2)	580,000	584,182
Household Durables — 0.2%
Lennar Corp., 2.95%, 11/29/20	2,350,000	2,341,187
Life Sciences Tools and Services — 0.2%
IQVIA, Inc., 4.875%, 5/15/23(2)	2,530,000	2,587,178
Media — 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	2,380,000	2,427,600
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	2,450,000	2,548,000
		4,975,600
Metals and Mining — 0.1%
Steel Dynamics, Inc., 5.25%, 4/15/23	1,500,000	1,530,000
Multi-Utilities†
IPALCO Enterprises, Inc., 3.45%, 7/15/20	700,000	700,657
Oil, Gas and Consumable Fuels — 0.3%
Encana Corp., 3.90%, 11/15/21	1,100,000	1,120,586
Energy Transfer Operating LP, 7.50%, 10/15/20	727,000	774,303
Petroleos Mexicanos, 6.00%, 3/5/20	160,000	163,872
Petroleos Mexicanos, 6.375%, 2/4/21	2,700,000	2,806,650
		4,865,411
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)	1,050,000	1,065,866
Technology Hardware, Storage and Peripherals — 0.2%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(2)	900,000	917,238
EMC Corp., 2.65%, 6/1/20	1,950,000	1,935,841
Seagate HDD Cayman, 4.25%, 3/1/22	667,000	669,304
		3,522,383
TOTAL CORPORATE BONDS (Cost $40,179,096)		39,892,867
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
Private Sponsor Collateralized Mortgage Obligations — 2.1%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	53,863	56,248
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	404,599	409,742

12

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.23%, 11/25/34	$669,748	$654,465
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 4.91%, (1-year H15T1Y plus 2.25%), 2/25/36	836,643	846,003
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.45%, 8/25/34	280,274	274,175
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	327,386	332,325
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	440,040	448,409
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 8/25/35	377,114	380,372
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 4.68%, 1/25/37	469,087	420,100
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	507,434	530,873
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	339,848	347,567
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	686,767	666,725
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.69%, 4/25/35	387,153	393,509
JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 4.14%, 6/25/36	451,912	402,821
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	314,639	339,821
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.45%, 2/25/35	124,957	126,952
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.99%, (1-month LIBOR plus 1.50%), 6/25/57(2)	3,070,721	3,126,719
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 10/25/44(2)	880,242	866,998
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(2)	3,709,020	3,780,012
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(2)	3,620,660	3,637,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.47%, 7/25/34	929,527	936,743
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.23%, (1-month LIBOR plus 0.74%), 9/25/44	471,758	465,909
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.72%, 7/25/36	1,323,334	1,282,596
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.98%, 12/25/34	111,038	113,585
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	614,183	604,938
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.73%, 6/25/35	1,011,926	1,072,078
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.97%, 3/25/35	429,645	438,924
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 5.09%, 4/25/35	461,384	468,333
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	428,760	426,741
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	401,691	397,395
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	237,517	236,955

13

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	$666,266	$667,499
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	296,440	293,264
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 5.10%, 3/25/36	1,216,868	1,203,444
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.75%, 10/25/36	640,646	635,156
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 10/25/36	193,928	192,030
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.70%, 10/25/36	283,001	280,059
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 4.95%, 3/25/36	600,228	611,021
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 4.42%, 5/25/36	336,608	346,298
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	225,203	224,868
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	610,163	609,254
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	580,357	584,884
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	145,692	145,253
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	33,070	33,624
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	762,304	762,333
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	129,514	128,829
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, SEQ, 5.25%, 3/25/37	303,639	312,137
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	345,887	346,142
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	846,320	839,947
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	152,518	147,146
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	267,488	281,815
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	308,494	312,051
		33,442,109
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FNMA, Series 2014-C02, Class 1M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	1,550,000	1,626,301
FNMA, Series 2014-C02, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	2,387,910	2,480,428
FNMA, Series 2016-C03, Class 2M2, VRN, 8.39%, (1-month LIBOR plus 5.90%), 10/25/28	1,892,886	2,143,111
		6,249,840
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $39,167,872)		39,691,949

14

	Principal Amount	Value
BANK LOAN OBLIGATIONS(3) — 0.9%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	$1,680,000	$1,662,671
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	2,350,000	2,340,365
		4,003,036
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	252,943	251,146
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	817,264	811,457
		1,062,603
Health Care Providers and Services†
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	329,844	329,872
Hotels, Restaurants and Leisure — 0.2%
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	1,979,609	1,977,293
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	1,323,858	1,307,906
		3,285,199
Independent Power and Renewable Electricity Producers — 0.2%
NRG Energy, Inc., 2016 Term Loan B, 4.25%, (1-month LIBOR plus 1.75%), 6/30/23	2,778,571	2,750,313
Media — 0.1%
Charter Communications Operating, LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 4/30/25	1,790,932	1,781,198
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 9/7/23	268,496	265,790
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	1,320,042	1,287,588
		1,553,378
TOTAL BANK LOAN OBLIGATIONS (Cost $14,928,968)		14,765,599
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 6/15/34(2)	5,800,000	5,782,428
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(2)	2,750,000	2,765,898
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,576,746)		8,548,326
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 4/22/21 (Cost $2,461,642)	2,350,000	2,151,425
TEMPORARY CASH INVESTMENTS — 3.0%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(2)(4)	46,887,000	46,877,232

15

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,442	$12,442
TOTAL TEMPORARY CASH INVESTMENTS (Cost $46,899,442)		46,889,674
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,592,112,069)		1,590,620,312
OTHER ASSETS AND LIABILITIES — 0.2%		3,331,731
TOTAL NET ASSETS — 100.0%		$1,593,952,043

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	537	June 2019	$107,400,000	$114,431,344	$359,597

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	8/19/19	$24,500,000	$650	$(1,033,878)	$(1,033,228)
CPURNSA	Receive	2.06%	5/2/22	$22,000,000	634	(210,956)	(210,322)
CPURNSA	Receive	2.07%	5/3/22	$40,000,000	744	(413,790)	(413,046)
CPURNSA	Receive	2.02%	5/4/22	$23,500,000	643	(178,797)	(178,154)
CPURNSA	Receive	1.93%	9/5/22	$18,000,000	(610)	57,024	56,414
					$2,061	$(1,780,397)	$(1,778,336)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(5)	CPURNSA	Receive	1.41%	8/27/20	$40,000,000	$712,337
Bank of America N.A.(5)	CPURNSA	Receive	1.49%	9/3/20	$9,700,000	132,719
Barclays Bank plc	CPURNSA	Receive	1.64%	2/3/20	$49,000,000	16,049
						$861,105

*Amount represents value and unrealized appreciation (depreciation).

16

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,899,985.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $184,227,638, which represented 11.6% of total net assets. Of these securities, 2.0% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(3)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(4)	The rate indicated is the yield to maturity at purchase.

(5)	Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $850,566.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $1,592,112,069)	$1,590,620,312
Receivable for investments sold	16,143
Receivable for capital shares sold	699,975
Receivable for variation margin on swap agreements	205,607
Swap agreements, at value	861,105
Interest receivable	2,515,017
1,594,918,159

Liabilities
Payable for capital shares redeemed	334,462
Payable for variation margin on futures contracts	117,469
Accrued management fees	486,916
Distribution and service fees payable	27,269
966,116

Net Assets	$1,593,952,043

Net Assets Consist of:
Capital paid in	$1,618,150,439
Distributable earnings	(24,198,396)
$1,593,952,043

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$559,790,072	55,391,722	$10.11
I Class	$186,378,257	18,294,632	$10.19
Y Class	$4,471,149	438,751	$10.19
A Class	$24,987,597	2,497,321	$10.01*
C Class	$17,768,738	1,834,211	$9.69
R Class	$15,253,030	1,494,316	$10.21
R5 Class	$376,691,084	36,980,835	$10.19
R6 Class	$8,920,065	875,634	$10.19
G Class	$399,692,051	39,175,586	$10.20
*Maximum offering price $10.24 (net asset value divided by 0.9775).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$34,044,234

Expenses:
Management fees	7,285,986
Distribution and service fees:
A Class	61,567
C Class	207,159
R Class	72,077
Trustees' fees and expenses	115,358
Other expenses	36,104
7,778,251
Fees waived - G Class	(1,339,921)
6,438,330

Net investment income (loss)	27,605,904

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,204,930)
Forward foreign currency exchange contract transactions	(52,110)
Futures contract transactions	988,746
Swap agreement transactions	(363,401)
(6,631,695)

Change in net unrealized appreciation (depreciation) on:
Investments	10,179,087
Forward foreign currency exchange contracts	(391,811)
Futures contracts	359,597
Swap agreements	(810,088)
9,336,785

Net realized and unrealized gain (loss)	2,705,090

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,310,994

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$27,605,904	$27,754,402
Net realized gain (loss)	(6,631,695)	2,575,798
Change in net unrealized appreciation (depreciation)	9,336,785	(25,660,640)
Net increase (decrease) in net assets resulting from operations	30,310,994	4,669,560

Distributions to Shareholders
From earnings:
Investor Class	(13,529,034)	(8,637,793)
I Class	(4,638,038)	(1,750,952)
Y Class	(57,097)	(82)
A Class	(494,557)	(344,340)
C Class	(254,024)	(119,975)
R Class	(254,623)	(123,639)
R5 Class	(9,029,513)	(7,749,744)
R6 Class	(251,819)	(3,156,417)
G Class	(11,509,794)	(5,883,305)
Decrease in net assets from distributions	(40,018,499)	(27,766,247)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(54,072,974)	152,131,675

Net increase (decrease) in net assets	(63,780,479)	129,034,988

Net Assets
Beginning of period	1,657,732,522	1,528,697,534
End of period	$1,593,952,043	$1,657,732,522

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

21

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

22

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 34% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.56%
I Class		0.1500% to 0.2100%	0.46%
Y Class		0.0500% to 0.1100%	0.36%
A Class		0.2500% to 0.3100%	0.56%
C Class		0.2500% to 0.3100%	0.56%
R Class		0.2500% to 0.3100%	0.56%
R5 Class		0.0500% to 0.1100%	0.36%
R6 Class		0.0000% to 0.0600%	0.31%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.31%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

23

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $495,247,778, of which $405,297,052 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $563,243,561, of which $478,524,917 represented U.S. Treasury and Government Agency obligations.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,376,795	$84,668,535	22,049,594	$225,023,197
Issued in reinvestment of distributions	1,357,528	13,511,281	845,253	8,561,739
Redeemed	(15,667,583)	(157,715,291)	(17,720,170)	(181,321,846)
	(5,933,260)	(59,535,475)	5,174,677	52,263,090
I Class
Sold	9,647,354	98,304,633	18,475,550	190,555,472
Issued in reinvestment of distributions	413,802	4,148,760	161,705	1,648,786
Redeemed	(7,196,182)	(72,676,457)	(3,207,597)	(32,799,260)
	2,864,974	29,776,936	15,429,658	159,404,998
Y Class
Sold	453,529	4,616,406	15,085	153,944
Issued in reinvestment of distributions	5,723	57,097	8	82
Redeemed	(35,594)	(360,515)	—	—
	423,658	4,312,988	15,093	154,026
A Class
Sold	1,264,895	12,630,614	897,212	9,087,952
Issued in reinvestment of distributions	40,163	395,548	27,247	273,644
Redeemed	(1,200,787)	(11,999,092)	(3,124,155)	(31,692,511)
	104,271	1,027,070	(2,199,696)	(22,330,915)
C Class
Sold	402,028	3,900,149	349,236	3,414,166
Issued in reinvestment of distributions	23,837	227,216	10,769	104,710
Redeemed	(911,500)	(8,833,024)	(822,597)	(8,065,585)
	(485,635)	(4,705,659)	(462,592)	(4,546,709)
R Class
Sold	657,828	6,731,539	399,088	4,113,234
Issued in reinvestment of distributions	20,738	208,358	11,693	119,798
Redeemed	(463,304)	(4,725,025)	(288,491)	(2,978,221)
	215,262	2,214,872	122,290	1,254,811
R5 Class
Sold	8,934,549	91,219,008	29,643,482	305,489,110
Issued in reinvestment of distributions	880,366	8,820,400	742,898	7,592,935
Redeemed	(6,032,967)	(61,029,129)	(61,126,668)	(630,575,303)
	3,781,948	39,010,279	(30,740,288)	(317,493,258)
R6 Class
Sold	552,330	5,622,664	4,811,283	49,638,018
Issued in reinvestment of distributions	22,160	221,974	309,058	3,156,417
Redeemed	(507,609)	(5,154,511)	(23,506,883)	(240,839,763)
	66,881	690,127	(18,386,542)	(188,045,328)

25

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
G Class
Sold	2,770,629	$28,154,792	49,271,579	$508,047,160
Issued in reinvestment of distributions	1,145,461	11,509,794	577,361	5,883,305
Redeemed	(10,462,037)	(106,528,698)	(4,127,407)	(42,459,505)
	(6,545,947)	(66,864,112)	45,721,533	471,470,960
Net increase (decrease)	(5,507,848)	$(54,072,974)	14,674,133	$152,131,675

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class and July 28, 2017 (commencement of sale) through March 31, 2018 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

26

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,330,669,987	—
Asset-Backed Securities	—	66,573,407	—
Collateralized Loan Obligations	—	41,437,078	—
Corporate Bonds	—	39,892,867	—
Collateralized Mortgage Obligations	—	39,691,949	—
Bank Loan Obligations	—	14,765,599	—
Commercial Mortgage-Backed Securities	—	8,548,326	—
Sovereign Governments and Agencies	—	2,151,425	—
Temporary Cash Investments	$12,442	46,877,232	—
	$12,442	$1,590,607,870	—
Other Financial Instruments
Futures Contracts	$359,597	—	—
Swap Agreements	—	$917,519	—
	$359,597	$917,519	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$1,834,750	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $49,730,000.

27

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $188,822,835.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $51,916,667 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $228,700,000.

28

Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Other Contracts	Receivable for variation margin on swap agreements*	$205,607	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$117,469
Other Contracts	Swap agreements	861,105	Swap agreements	—
		$1,066,712		$117,469

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$697,222	Change in net unrealized appreciation (depreciation) on swap agreements	$611,988
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(52,110)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(391,811)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	988,746	Change in net unrealized appreciation (depreciation) on futures contracts	359,597
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,060,623)	Change in net unrealized appreciation (depreciation) on swap agreements	(1,422,076)
		$573,235		$(842,302)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$40,018,499	$27,766,247
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

29

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,592,143,372
Gross tax appreciation of investments	$6,874,169
Gross tax depreciation of investments	(8,397,229)
Net tax appreciation (depreciation) of investments	(1,523,060)
Net tax appreciation (depreciation) on derivatives	(919,292)
Net tax appreciation (depreciation)	$(2,442,352)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(6,485,719)
Accumulated long-term capital losses	$(14,670,377)
Late-year ordinary loss deferral	$(599,948)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.16	0.15	0.03	0.18	(0.23)	$10.11	1.79%	0.57%	0.57%	1.49%	1.49%	31%	$559,790
2018	$10.31	0.16	(0.16)	—	(0.15)	$10.16	0.05%	0.57%	0.57%	1.52%	1.52%	31%	$622,940
2017	$10.14	0.17	0.04	0.21	(0.04)	$10.31	2.11%	0.57%	0.57%	1.69%	1.69%	48%	$578,775
2016	$10.06	0.05	0.03	0.08	—	$10.14	0.80%	0.57%	0.57%	0.61%	0.61%	36%	$507,940
2015	$10.29	0.05	(0.17)	(0.12)	(0.11)	$10.06	(1.13)%	0.57%	0.57%	0.35%	0.35%	56%	$434,166
I Class
2019	$10.24	0.15	0.04	0.19	(0.24)	$10.19	1.87%	0.47%	0.47%	1.59%	1.59%	31%	$186,378
2018(3)	$10.38	0.15	(0.13)	0.02	(0.16)	$10.24	0.22%	0.47%(4)	0.47%(4)	1.51%(4)	1.51%(4)	31%(5)	$157,963
Y Class
2019	$10.24	0.15	0.05	0.20	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$4,471
2018(3)	$10.38	0.18	(0.15)	0.03	(0.17)	$10.24	0.29%	0.37%(4)	0.37%(4)	1.76%(4)	1.76%(4)	31%(5)	$155
A Class
2019	$10.06	0.11	0.04	0.15	(0.20)	$10.01	1.55%	0.82%	0.82%	1.24%	1.24%	31%	$24,988
2018	$10.21	0.13	(0.15)	(0.02)	(0.13)	$10.06	(0.21)%	0.82%	0.82%	1.27%	1.27%	31%	$24,073
2017	$10.04	0.15	0.04	0.19	(0.02)	$10.21	1.87%	0.82%	0.82%	1.44%	1.44%	48%	$46,885
2016	$9.98	0.10	(0.04)	0.06	—	$10.04	0.60%	0.82%	0.82%	0.36%	0.36%	36%	$53,748
2015	$10.20	0.05	(0.20)	(0.15)	(0.07)	$9.98	(1.43)%	0.82%	0.82%	0.10%	0.10%	56%	$117,032

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.74	0.05	0.03	0.08	(0.13)	$9.69	0.80%	1.57%	1.57%	0.49%	0.49%	31%	$17,769
2018	$9.89	0.05	(0.15)	(0.10)	(0.05)	$9.74	(0.99)%	1.57%	1.57%	0.52%	0.52%	31%	$22,600
2017	$9.78	0.07	0.04	0.11	—	$9.89	1.12%	1.57%	1.57%	0.69%	0.69%	48%	$27,511
2016	$9.80	(0.02)	—	(0.02)	—	$9.78	(0.20)%	1.57%	1.57%	(0.39)%	(0.39)%	36%	$31,482
2015	$10.05	(0.03)	(0.19)	(0.22)	(0.03)	$9.80	(2.18)%	1.57%	1.57%	(0.65)%	(0.65)%	56%	$40,247
R Class
2019	$10.26	0.08	0.05	0.13	(0.18)	$10.21	1.26%	1.07%	1.07%	0.99%	0.99%	31%	$15,253
2018	$10.41	0.11	(0.16)	(0.05)	(0.10)	$10.26	(0.45)%	1.07%	1.07%	1.02%	1.02%	31%	$13,120
2017	$10.25	0.13	0.03	0.16	—	$10.41	1.56%	1.07%	1.07%	1.19%	1.19%	48%	$12,039
2016	$10.21	—(6)	0.04	0.04	—	$10.25	0.39%	1.07%	1.07%	0.11%	0.11%	36%	$13,658
2015	$10.44	0.01	(0.18)	(0.17)	(0.06)	$10.21	(1.63)%	1.07%	1.07%	(0.15)%	(0.15)%	56%	$17,466
R5 Class
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$376,691
2018	$10.39	0.18	(0.16)	0.02	(0.17)	$10.24	0.25%	0.37%	0.37%	1.72%	1.72%	31%	$339,844
2017	$10.22	0.19	0.04	0.23	(0.06)	$10.39	2.30%	0.37%	0.37%	1.89%	1.89%	48%	$664,148
2016	$10.11	0.08	0.03	0.11	—(6)	$10.22	1.10%	0.37%	0.37%	0.81%	0.81%	36%	$575,649
2015	$10.36	0.03	(0.13)	(0.10)	(0.15)	$10.11	(1.01)%	0.37%	0.37%	0.55%	0.55%	56%	$543,717

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	2.03%	0.32%	0.32%	1.74%	1.74%	31%	$8,920
2018	$10.38	0.18	(0.14)	0.04	(0.18)	$10.24	0.29%	0.32%	0.32%	1.77%	3.54%	31%	$8,280
2017	$10.22	0.20	0.03	0.23	(0.07)	$10.38	2.35%	0.32%	0.32%	1.94%	1.94%	48%	$199,340
2016	$10.11	0.06	0.06	0.12	(0.01)	$10.22	1.15%	0.32%	0.32%	0.86%	0.86%	36%	$166,472
2015	$10.36	(0.07)(7)	(0.03)	(0.10)	(0.15)	$10.11	(0.94)%	0.32%	0.32%	0.60%	0.60%	56%	$13,937
G Class
2019	$10.25	0.22	0.01	0.23	(0.28)	$10.20	2.34%	0.01%	0.32%	2.05%	1.74%	31%	$399,692
2018(8)	$10.31	0.14	(0.07)	0.07	(0.13)	$10.25	0.66%	0.01%(4)	0.32%(4)	2.02%(4)	1.71%(4)	31%(5)	$468,758

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Per-share amount was less than $0.005.

(7)	Per-share amount was affected by certain income adjustments and timing of capital share transactions.

(8)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Inflation Protection Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 1905

Annual Report

March 31, 2019

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASDVX	2.75%	1.85%	7/28/14
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	3.03%	1.25%	—
I Class	ASDHX	2.75%	2.10%	4/10/17
Y Class	ASYDX	2.92%	2.24%	4/10/17
A Class	ASADX			7/28/14
No sales charge		2.50%	1.60%
With sales charge		0.19%	1.10%
C Class	ASCDX	1.73%	0.84%	7/28/14
R Class	ASDRX	2.24%	1.34%	7/28/14
R5 Class	ASDJX	2.96%	2.05%	7/28/14
R6 Class	ASXDX	3.01%	2.10%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $10,894

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $10,599

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.64%	0.54%	0.44%	0.89%	1.64%	1.14%	0.44%	0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell and Margé Karner

Performance Summary

Short Duration Strategic Income returned 2.75%* for the 12 months ended March 31, 2019. The investment-grade Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 3.03% for the same period. Fund returns reflect operating expenses, while index returns do not.

The fund’s results reflect the positive performance of higher-yielding securities during the 12 months. The reporting period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. Investors fled risk assets in favor of U.S. Treasuries and other perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. While this news triggered a sharp rally among Treasuries, it also extended the rally among higher-risk assets. Overall, the broad U.S. fixed-income market advanced for the entire 12-month period, and higher-yielding securities generally outperformed higher-quality bonds.

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including investment-grade corporate bonds, out-of-index high-yield corporate bonds, mortgage-backed and other securitized bonds, and out-of-index emerging markets debt. Higher-yielding bond sectors generally outperformed higher-quality sectors, which are more prevalent in the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

Corporate Bonds Were Top Contributors

We invested a large portion of the portfolio in corporate bonds (approximately 42% as of March 31, 2019), including investment-grade and high-yield securities. The portfolio’s investment-grade corporate bonds were top contributors to performance. We generally favored the higher-yielding, lower-quality end of the investment-grade corporate bond spectrum (credits with BBB ratings), which rallied on favorable corporate and economic fundamentals during the first several months of the reporting period and again in early 2019. Our out-of-index position in high-yield corporate bonds also added value. Favorable fundamentals and investor preferences for risk throughout most of the period helped high-yield bonds outperform their investment-grade counterparts.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Securitized Sector Aided Performance

Our position in securitized bonds (approximately 38% of the portfolio as of March 31, 2019) also contributed to performance. Our positions in non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities and collateralized loan obligations added value compared with the conventional agency-backed mortgage-backed securities represented in the index. In addition, our asset-backed securities lifted results.

Emerging Markets Bonds Were Modest Contributors

Our out-of-index position in emerging markets corporate and sovereign securities was a modest contributor to performance. For much of the period, emerging markets bonds struggled due to slowing growth in China, trade policy concerns, country-specific events and Fed tightening. However, attractive valuations within the asset class, combined with falling U.S. Treasury yields, a dovish Fed and the return of risk-on investing, helped emerging markets bounce back in early 2019 and aid portfolio results.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

In light of the first-quarter 2019 rally among credit and other higher-yielding sectors, we took profits in and reduced exposure to high-yield corporate bonds, and we purchased higher-quality bonds within the securitized sector. We also purchased Treasury securities, which gives us the ability to take advantage of attractive investment opportunities as they arise. Given our outlook for continued economic growth, albeit slower, and healthy corporate fundamentals, we believe credit sectors still offer value. We continue to favor corporate and securitized bonds and select emerging markets securities, adding exposure as valuations, fundamentals and market conditions dictate. Overall, we favor a bottom-up approach, emphasizing careful security selection. We believe our focus on higher-yielding securities with low correlation to Treasuries positions the portfolio favorably if rates eventually move higher.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	1.3 years
Weighted Average Life to Maturity	2.5 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	42.4%
Asset-Backed Securities	16.4%
Collateralized Mortgage Obligations	12.0%
U.S. Treasury Securities	11.1%
Collateralized Loan Obligations	6.6%
Commercial Mortgage-Backed Securities	3.4%
Bank Loan Obligations	3.1%
Sovereign Governments and Agencies	2.3%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	0.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,017.60	$2.67	0.53%
I Class	$1,000	$1,017.00	$2.16	0.43%
Y Class	$1,000	$1,018.40	$1.66	0.33%
A Class	$1,000	$1,016.30	$3.92	0.78%
C Class	$1,000	$1,012.50	$7.68	1.53%
R Class	$1,000	$1,015.10	$5.17	1.03%
R5 Class	$1,000	$1,017.50	$1.66	0.33%
R6 Class	$1,000	$1,018.80	$1.41	0.28%
Hypothetical
Investor Class	$1,000	$1,022.29	$2.67	0.53%
I Class	$1,000	$1,022.79	$2.17	0.43%
Y Class	$1,000	$1,023.29	$1.66	0.33%
A Class	$1,000	$1,021.04	$3.93	0.78%
C Class	$1,000	$1,017.30	$7.70	1.53%
R Class	$1,000	$1,019.80	$5.19	1.03%
R5 Class	$1,000	$1,023.29	$1.66	0.33%
R6 Class	$1,000	$1,023.54	$1.41	0.28%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 42.4%
Aerospace and Defense — 0.6%
United Technologies Corp., 1.50%, 11/1/19	$800,000	$793,991
Airlines — 0.4%
United Continental Holdings, Inc., 4.25%, 10/1/22	500,000	502,030
Auto Components — 0.5%
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	650,000	650,519
Automobiles — 1.3%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	250,000	253,125
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	800,000	796,740
General Motors Financial Co., Inc., 3.15%, 1/15/20	700,000	701,102
		1,750,967
Banks — 7.0%
Banco Santander SA, 3.50%, 4/11/22	600,000	606,163
Banistmo SA, 3.65%, 9/19/22	200,000	197,500
Bank of America Corp., MTN, VRN, 2.33%, 10/1/21	1,000,000	991,095
Bank of America Corp., VRN, 3.00%, 12/20/23	271,000	270,417
Barclays Bank plc, 5.14%, 10/14/20	1,000,000	1,027,218
Citigroup, Inc., 2.70%, 3/30/21	600,000	599,710
Citigroup, Inc., 2.90%, 12/8/21	800,000	799,850
Discover Bank, 3.10%, 6/4/20	1,000,000	1,002,491
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	207,504
JPMorgan Chase & Co., 4.625%, 5/10/21	500,000	518,969
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	800,000	819,100
Regions Financial Corp., 2.75%, 8/14/22	1,000,000	993,126
Wells Fargo & Co., 3.07%, 1/24/23	1,000,000	1,002,149
Zenith Bank plc, MTN, 6.25%, 4/22/19	200,000	200,575
		9,235,867
Beverages — 0.5%
Constellation Brands, Inc., 2.00%, 11/7/19	700,000	696,271
Biotechnology — 2.3%
AbbVie, Inc., 2.50%, 5/14/20	600,000	598,310
Biogen, Inc., 3.625%, 9/15/22	575,000	584,570
Celgene Corp., 3.25%, 8/15/22	1,075,000	1,086,987
Gilead Sciences, Inc., 4.40%, 12/1/21	750,000	779,838
		3,049,705
Chemicals — 0.8%
Ashland LLC, 4.75%, 8/15/22	500,000	516,250
Sherwin-Williams Co. (The), 2.25%, 5/15/20	600,000	596,605
		1,112,855

10

	Principal Amount	Value
Commercial Services and Supplies — 1.1%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	$400,000	$398,000
Republic Services, Inc., 3.55%, 6/1/22	1,000,000	1,022,946
		1,420,946
Communications Equipment — 0.4%
HTA Group Ltd., 9.125%, 3/8/22	400,000	418,325
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)	100,000	103,670
		521,995
Consumer Finance — 1.5%
American Express Credit Corp., MTN, 2.20%, 3/3/20	950,000	945,832
Capital One N.A., 2.35%, 1/31/20	1,000,000	995,178
		1,941,010
Containers and Packaging — 0.8%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)	200,000	201,750
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	450,000	455,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	400,000	407,000
		1,064,375
Diversified Financial Services — 1.0%
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	400,000	404,389
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	400,000	395,150
UBS Group Funding Switzerland AG, 2.95%, 9/24/20(1)	500,000	500,078
		1,299,617
Diversified Telecommunication Services — 1.3%
AT&T, Inc., 2.45%, 6/30/20	200,000	199,187
AT&T, Inc., 3.875%, 8/15/21	800,000	820,897
Orange SA, 4.125%, 9/14/21	500,000	517,373
Turk Telekomunikasyon AS, 3.75%, 6/19/19	200,000	199,228
		1,736,685
Electric Utilities — 1.2%
American Electric Power Co., Inc., 2.15%, 11/13/20	600,000	594,677
Duke Energy Corp., 3.55%, 9/15/21	250,000	254,023
Progress Energy, Inc., 3.15%, 4/1/22	700,000	705,417
		1,554,117
Energy Equipment and Services — 0.1%
Transocean, Inc., 9.00%, 7/15/23(1)	75,000	80,250
Entertainment — 2.1%
Activision Blizzard, Inc., 2.30%, 9/15/21	1,075,000	1,060,653
Netflix, Inc., 5.375%, 2/1/21	450,000	468,422
Viacom, Inc., 3.125%, 6/15/22	900,000	898,657
VTR Finance BV, 6.875%, 1/15/24	359,000	369,321
		2,797,053
Equity Real Estate Investment Trusts (REITs) — 0.9%
Equinix, Inc., 5.375%, 4/1/23	350,000	357,437
Essex Portfolio LP, 3.625%, 8/15/22	600,000	610,876

11

	Principal Amount	Value
VEREIT Operating Partnership LP, 4.125%, 6/1/21	$200,000	$203,431
		1,171,744
Food Products — 0.5%
Conagra Brands, Inc., 3.80%, 10/22/21	600,000	611,412
Gas Utilities — 0.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	100,000	101,012
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	950,000	987,387
		1,088,399
Health Care Providers and Services — 3.5%
Anthem, Inc., 2.50%, 11/21/20	900,000	895,864
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	300,000	296,430
Cigna Corp., 3.20%, 9/17/20(1)	900,000	904,653
CVS Health Corp., 3.35%, 3/9/21	500,000	504,262
DaVita, Inc., 5.75%, 8/15/22	150,000	153,187
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	600,000	605,363
HCA, Inc., 5.00%, 3/15/24	200,000	212,011
UnitedHealth Group, Inc., 2.875%, 12/15/21	1,000,000	1,005,722
		4,577,492
Hotels, Restaurants and Leisure — 0.8%
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	300,000	300,186
International Game Technology plc, 6.25%, 2/15/22(1)	175,000	182,656
MGM Resorts International, 6.625%, 12/15/21	300,000	321,375
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	300,000	299,798
		1,104,015
Household Durables — 0.4%
Lennar Corp., 2.95%, 11/29/20	500,000	498,125
Insurance — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/20	500,000	512,056
American International Group, Inc., 4.125%, 2/15/24	235,000	242,780
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	700,000	722,782
		1,477,618
Internet and Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	200,000	199,800
Life Sciences Tools and Services — 0.6%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	775,000	788,097
Media — 2.9%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	400,000	408,250
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.58%, 7/23/20	600,000	604,530
Comcast Corp., 3.30%, 10/1/20	1,000,000	1,009,908
CSC Holdings LLC, 6.75%, 11/15/21	410,000	439,213
DISH DBS Corp., 5.125%, 5/1/20	300,000	302,625
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(1)	400,000	412,808
TBG Global Pte Ltd., 5.25%, 2/10/22	200,000	200,359
TEGNA, Inc., 5.125%, 7/15/20	400,000	401,500
		3,779,193

12

	Principal Amount	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc., 5.00%, 12/15/21	$460,000	$473,800
Multi-Utilities — 0.6%
Sempra Energy, 2.875%, 10/1/22	825,000	813,722
Oil, Gas and Consumable Fuels — 3.3%
Anadarko Petroleum Corp., 4.85%, 3/15/21	558,000	578,725
Antero Resources Corp., 5.375%, 11/1/21	500,000	503,750
Energy Transfer Operating LP, 4.15%, 10/1/20	500,000	508,271
Energy Transfer Operating LP, 7.50%, 10/15/20	500,000	532,532
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	200,000	200,807
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	500,000	516,926
Petroleos Mexicanos, 4.875%, 1/24/22	200,000	202,202
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(1)	55,150	55,847
Southwestern Energy Co., 4.10%, 3/15/22	500,000	487,600
Williams Cos., Inc. (The), 4.125%, 11/15/20	700,000	711,405
		4,298,065
Paper and Forest Products — 0.5%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	600,000	624,008
Pharmaceuticals — 1.1%
Allergan Funding SCS, 3.00%, 3/12/20	900,000	899,724
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	575,000	568,702
		1,468,426
Semiconductors and Semiconductor Equipment — 0.8%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	900,000	886,355
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	200,000	203,326
		1,089,681
Software — 0.2%
Symantec Corp., 4.20%, 9/15/20	300,000	304,653
Specialty Retail — 0.3%
United Rentals North America, Inc., 4.625%, 7/15/23	400,000	407,750
Technology Hardware, Storage and Peripherals — 0.4%
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	300,000	302,903
Seagate HDD Cayman, 4.25%, 3/1/22	242,000	242,836
		545,739
Trading Companies and Distributors — 0.2%
International Lease Finance Corp., 4.625%, 4/15/21	235,000	240,574
TOTAL CORPORATE BONDS (Cost $55,485,043)		55,770,566
ASSET-BACKED SECURITIES — 16.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	233,333	233,152
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A SEQ, 2.50%, 2/20/21(1)	300,000	299,178
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A SEQ, 2.50%, 7/20/21(1)	1,015,000	1,010,496
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A SEQ, 3.45%, 3/20/23(1)	770,000	779,118
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	260,022	258,100

13

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	$28,891	$28,521
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(1)	118,124	118,232
Enterprise Fleet Financing LLC, Series 2019-1, Class A2 SEQ, 2.98%, 10/22/24(1)	1,100,000	1,101,364
Hertz Vehicle Financing II LP, Series 2015-1A, Class A SEQ, 2.73%, 3/25/21(1)	1,525,000	1,520,637
Hertz Vehicle Financing II LP, Series 2016-3A, Class A SEQ, 2.27%, 7/25/20(1)	200,000	199,598
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	828,306	826,229
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	188,938	187,061
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	37,788	37,294
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	1,360,415	1,350,720
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	709,403	721,004
Honda Auto Receivables Owner Trust, Series 2019-1, Class A3 SEQ, 2.83%, 3/20/23	700,000	704,735
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 3.33%, (1-month LIBOR plus 0.85%), 12/17/36(1)	631,109	629,318
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 12/17/36(1)	125,000	125,109
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 3/17/37(1)	981,316	969,651
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.43%, (1-month LIBOR plus 0.95%), 3/17/37(1)	325,000	321,345
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.73%, (1-month LIBOR plus 1.25%), 3/17/37(1)	275,000	274,705
Invitation Homes Trust, Series 2018-SFR2, Class A, VRN, 3.38%, (1-month LIBOR plus 0.90%), 6/17/37(1)	538,998	539,452
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 3.56%, (1-month LIBOR plus 1.08%), 6/17/37(1)	150,000	149,076
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.76%, (1-month LIBOR plus 1.28%), 6/17/37(1)	175,000	174,128
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 3.48%, (1-month LIBOR plus 1.00%), 7/17/37(1)	990,037	989,841
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 7/17/37(1)	200,000	200,476
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.73%, (1-month LIBOR plus 1.25%), 1/17/38(1)	400,000	401,293
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	102,661	102,237
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	93,194	92,493
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	49,904	48,977
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	19,684	19,351
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	337,661	332,551
MVW Owner Trust, Series 2018-1A, Class B, 3.60%, 1/21/36(1)	266,004	269,848
Progress Residential Trust, Series 2019-SFR1, Class A, 3.42%, 8/17/35(1)	700,000	707,608
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.88%, (1-month LIBOR plus 1.40%), 1/17/34(1)	549,458	551,184

14

	Principal Amount	Value
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	$99,680	$98,917
Progress Residential Trust, Series 2018-SFR1, Class C, 3.68%, 3/17/35(1)	125,000	125,902
Progress Residential Trust, Series 2018-SFR1, Class D, 3.88%, 3/17/35(1)	150,000	149,563
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(1)	400,000	407,580
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(1)	275,000	279,856
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(1)	500,000	503,518
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class B, 3.42%, 1/20/36(1)	800,000	805,247
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	25,296	25,117
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	32,197	32,061
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(1)	36,559	36,207
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	88,902	88,534
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	17,165	16,934
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(1)	187,592	189,444
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(1)	274,740	280,490
Verizon Owner Trust, Series 2019-A, Class A1A SEQ, 2.93%, 9/20/23	1,000,000	1,008,100
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	205,464	203,284
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	403,882	396,956
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	84,142	82,806
VSE VOI Mortgage LLC, Series 2018-A, Class A SEQ, 3.56%, 2/20/36(1)	397,747	404,607
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	99,437	100,886
TOTAL ASSET-BACKED SECURITIES (Cost $21,403,103)		21,510,091
COLLATERALIZED MORTGAGE OBLIGATIONS — 12.0%
Private Sponsor Collateralized Mortgage Obligations — 3.9%
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 6/25/34	31,552	31,596
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	53,947	54,632
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.23%, 11/25/34	78,137	76,354
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 4.91%, (1-year H15T1Y plus 2.25%), 2/25/36	20,916	21,150
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.43%, 8/25/34	61,484	61,287
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	64,616	65,591
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, (1-year H15T1Y plus 2.15%), 9/25/35	80,424	81,790

15

	Principal Amount	Value
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 4.68%, 1/25/37	$41,971	$37,588
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 3/25/47(1)	1,614,096	1,618,194
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	42,481	43,446
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.41%, 9/25/35	133,156	134,984
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 4.45%, 2/25/35	24,991	25,910
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	469,178	474,730
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.23%, (1-month LIBOR plus 0.74%), 9/25/44	92,667	91,518
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.47%, 3/25/35	49,885	49,254
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	6,838	7,125
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.62%, 9/25/34	23,740	24,452
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.97%, 3/25/35	42,964	43,892
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 4.54%, 10/25/35	100,000	101,868
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	1,421,520	1,403,120
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 4.66%, 7/25/36	41,187	41,715
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 5.18%, 7/25/36	98,407	99,144
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.54%, 7/25/36	38,456	38,649
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 10/25/36	23,841	23,607
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.70%, 10/25/36	91,409	90,459
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.86%, 12/25/36	147,877	145,503
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 5.08%, 4/25/36	64,704	64,482
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	38,135	38,078
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	12,861	13,076
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	82,508	83,281
		5,086,475
U.S. Government Agency Collateralized Mortgage Obligations — 8.1%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.74%, (1-month LIBOR plus 3.25%), 5/25/25	100,000	108,442
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.69%, (1-month LIBOR plus 1.20%), 10/25/29	289,276	290,940
FHLMC, Series 2018-DNA1, Class M2, VRN, 4.29%, (1-month LIBOR plus 1.80%), 7/25/30	1,300,000	1,271,058
FHLMC, Series 2019-DNA1, Class M1, VRN, 3.39%, (1-month LIBOR plus 0.90%), 1/25/49(1)	1,250,000	1,252,179

16

	Principal Amount	Value
FNMA, Series 2014-C02, Class 2M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	$278,590	$289,383
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	3,526,320	622,216
FNMA, Series 2016-C03, Class 2M2, VRN, 8.39%, (1-month LIBOR plus 5.90%), 10/25/28	47,322	53,578
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	2,622,445	613,595
FNMA, Series 2017-C03, Class 1M1, VRN, 3.44%, (1-month LIBOR plus 0.95%), 10/25/29	1,614,482	1,617,889
FNMA, Series 2017-C05, Class 1M2, VRN, 4.69%, (1-month LIBOR plus 2.20%), 1/25/30	350,000	354,607
FNMA, Series 2017-C07, Class 1M1, VRN, 3.14%, (1-month LIBOR plus 0.65%), 5/25/30	1,704,233	1,703,076
FNMA, Series 2018-C01, Class 1M1, VRN, 3.09%, (1-month LIBOR plus 0.60%), 7/25/30	909,165	907,433
FNMA, Series 2018-C02, Class 2M1, VRN, 3.14%, (1-month LIBOR plus 0.65%), 8/25/30	1,141,235	1,140,982
FNMA, Series 417, Class C5, IO, 3.50%, 2/25/43	2,615,463	477,239
		10,702,617
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,785,561)		15,789,092
U.S. TREASURY SECURITIES — 11.1%
U.S. Treasury Bills, 2.46%, 6/13/19(4)	100,000	99,521
U.S. Treasury Bills, 2.55%, 1/30/20(4)	4,000,000	3,921,399
U.S. Treasury Notes, 2.50%, 1/31/21	8,500,000	8,532,207
U.S. Treasury Notes, 2.625%, 12/15/21	2,000,000	2,020,977
TOTAL U.S. TREASURY SECURITIES (Cost $14,521,730)		14,574,104
COLLATERALIZED LOAN OBLIGATIONS — 6.6%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.23%, (3-month LIBOR plus 1.55%), 5/15/30(1)	1,000,000	987,518
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, VRN, 3.74%, (3-month LIBOR plus 0.97%), 4/17/31(1)	1,370,000	1,351,092
CBAM Ltd., Series 2018-5A, Class B1, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/17/31(1)	1,000,000	968,021
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.76%, (3-month LIBOR plus 0.97%), 4/15/31(1)	1,200,000	1,179,595
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.75%, (3-month LIBOR plus 0.97%), 4/18/31	1,500,000	1,474,507
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.77%, (3-month LIBOR plus 0.98%), 4/15/31(1)	900,000	889,866
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.53%, (3-month LIBOR plus 1.75%), 4/18/31(1)	350,000	349,953
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.74%, (3-month LIBOR plus 0.96%), 4/16/31(1)	1,500,000	1,475,883
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $8,710,300)		8,676,435
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	150,000	152,721
BX Commercial Mortgage Trust, Series 2018-IND, Class A, VRN, 3.23%, (1-month LIBOR plus 0.75%), 11/15/35(1)	817,768	816,617
BX Trust, Series 2018-MCSF, Class A, VRN, 3.06%, (1-month LIBOR plus 0.58%), 4/15/35(1)	600,000	591,610
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.69%, 2/10/47	260,000	277,988

17

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	$75,000	$78,214
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	250,000	252,302
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.18%, (1-month LIBOR plus 0.70%), 6/15/34(1)	1,000,000	996,970
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 5/15/48(1)	250,000	254,510
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	250,000	258,457
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.03%, 12/15/46	190,000	200,996
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, VRN, 3.40%, 7/13/29(1)	400,000	403,593
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(1)	200,000	201,156
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,485,483)		4,485,134
BANK LOAN OBLIGATIONS(2) — 3.1%
Diversified Telecommunication Services — 0.7%
CenturyLink, Inc., 2017 Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 1/31/25	157,871	155,109
Level 3 Financing Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	230,000	227,627
Sprint Communications, Inc., 1st Lien Term Loan B, 5.00%, (1-month LIBOR plus 2.50%), 2/2/24	248,101	242,147
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	330,000	328,647
		953,530
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	137,741	136,762
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	42,631	42,328
		179,090
Health Care Providers and Services — 0.6%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 2/16/23(3)	300,000	298,125
DaVita, Inc., Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 6/24/21	298,433	298,668
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	148,500	148,512
		745,305
Hotels, Restaurants and Leisure — 0.5%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	55,062	54,282
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	44,388	43,759
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 12/22/24	197,741	195,445
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	200,698	200,463
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	217,755	215,131
		709,080

18

	Principal Amount/ Shares	Value
IT Services — 0.3%
First Data Corporation, 2024 USD Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 4/26/24	$330,000	$329,418
Pharmaceuticals — 0.5%
Catalent Pharma Solutions Inc., USD Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 5/20/24	309,251	308,334
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.48%, (1-month LIBOR plus 3.00%), 6/2/25	306,421	304,808
		613,142
Technology Hardware, Storage and Peripherals — 0.4%
Dell International LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 9/7/23	308,063	304,958
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	187,801	183,184
		488,142
TOTAL BANK LOAN OBLIGATIONS (Cost $4,059,922)		4,017,707
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.3%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 4/22/21	150,000	137,325
Egypt — 0.8%
Egypt Government International Bond, 6.125%, 1/31/22	1,000,000	1,014,157
Hungary — 0.6%
Hungary Government International Bond, 6.375%, 3/29/21	800,000	853,190
Oman — 0.6%
Oman Government International Bond, 4.125%, 1/17/23	800,000	767,118
South Africa — 0.2%
Republic of South Africa Government International Bond, 5.50%, 3/9/20	200,000	203,522
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,970,657)		2,975,312
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $2,467,039), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $2,418,229)		2,417,756
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 6/30/25, valued at $413,789), at 1.25%, dated 3/29/19, due 4/1/19 (Delivery value $404,042)		404,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,190	6,190
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,827,946)		2,827,946
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $130,249,745)		130,626,387
OTHER ASSETS AND LIABILITIES — 0.6%		726,169
TOTAL NET ASSETS — 100.0%		$131,352,556

19

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $39,343,694, which represented 30.0% of total net assets.

(2)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(3)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $130,249,745)	$130,626,387
Receivable for investments sold	151,291
Receivable for capital shares sold	216,625
Interest receivable	815,167
131,809,470

Liabilities
Payable for investments purchased	298,125
Payable for capital shares redeemed	98,850
Accrued management fees	52,755
Distribution and service fees payable	2,355
Dividends payable	4,829
456,914

Net Assets	$131,352,556

Net Assets Consist of:
Capital paid in	$132,485,452
Distributable earnings	(1,132,896)
$131,352,556

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$109,863,495	11,568,531	$9.50
I Class	$13,462,815	1,418,415	$9.49
Y Class	$5,223	550	$9.50
A Class	$5,870,352	618,110	$9.50*
C Class	$1,089,577	114,726	$9.50
R Class	$670,758	70,614	$9.50
R5 Class	$226,490	23,836	$9.50
R6 Class	$163,846	17,247	$9.50
*Maximum offering price $9.72 (net asset value divided by 0.9775).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$2,425,259

Expenses:
Management fees	414,283
Distribution and service fees:
A Class	7,082
C Class	6,055
R Class	2,489
Trustees' fees and expenses	4,486
Other expenses	1,637
436,032
Fees waived(1)	(51,621)
384,411

Net investment income (loss)	2,040,848

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(576,252)
Forward foreign currency exchange contract transactions	5,377
Futures contract transactions	(68,107)
Swap agreement transactions	(267)
Foreign currency translation transactions	231
(639,018)

Change in net unrealized appreciation (depreciation) on:
Investments	957,070
Forward foreign currency exchange contracts	(10,585)
Futures contracts	21,289
Swap agreements	161
Translation of assets and liabilities in foreign currencies	(6)
967,929

Net realized and unrealized gain (loss)	328,911

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,369,759

(1)	Amount consists of $39,862, $5,854, $4, $2,197, $465, $333, $2,457 and $449 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$2,040,848	$903,867
Net realized gain (loss)	(639,018)	(8,642)
Change in net unrealized appreciation (depreciation)	967,929	(428,923)
Net increase (decrease) in net assets resulting from operations	2,369,759	466,302

Distributions to Shareholders
From earnings:
Investor Class	(1,621,171)	(435,683)
I Class	(284,223)	(156)
Y Class	(163)	(117)
A Class	(82,054)	(152,385)
C Class	(13,047)	(14,118)
R Class	(13,077)	(16,300)
R5 Class	(94,981)	(175,518)
R6 Class	(19,210)	(26,381)
Decrease in net assets from distributions	(2,127,926)	(820,658)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	86,266,023	13,789,319

Net increase (decrease) in net assets	86,507,856	13,434,963

Net Assets
Beginning of period	44,844,700	31,409,737
End of period	$131,352,556	$44,844,700

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

25

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.09% of the fund's management fee. Effective August 1, 2018, the investment advisor decreased this waiver to 0.04% and decreased the annual management fee by 0.14%. Effective December 1, 2018, the investment advisor agreed to waive 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until November 30, 2019 and cannot terminate it prior to such date without the approval of the Board of Trustees.

26

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended March 31, 2019 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Investor Class	0.60%	0.65%	0.57%
I Class	0.50%	0.55%	0.47%
Y Class	0.40%	0.45%	0.37%
A Class	0.60%	0.65%	0.57%
C Class	0.60%	0.65%	0.57%
R Class	0.60%	0.65%	0.57%
R5 Class	0.40%	0.45%	0.37%
R6 Class	0.35%	0.40%	0.32%
*Prior to August 1, 2018, the annual management fee was 0.74% for the Investor Class, A Class, C Class and R Class, 0.64% for the I Class, 0.54% for the Y Class and R5 Class and 0.49% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $117,666,038, of which $24,100,555 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $39,216,528, of which $6,358,951 represented U.S. Treasury and Government Agency obligations.

27

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	11,675,445	$110,364,198	3,129,598	$30,049,274
Issued in reinvestment of distributions	164,600	1,556,473	44,557	427,918
Redeemed	(3,626,603)	(34,354,138)	(996,329)	(9,569,215)
	8,213,442	77,566,533	2,177,826	20,907,977
I Class
Sold	3,136,773	29,693,845	1,963	18,771
Issued in reinvestment of distributions	30,064	284,218	16	156
Redeemed	(1,750,401)	(16,472,725)	—	—
	1,416,436	13,505,338	1,979	18,927
Y Class
Sold	—	—	521	5,001
Issued in reinvestment of distributions	17	163	12	117
	17	163	533	5,118
A Class
Sold	667,365	6,311,533	85,309	819,847
Issued in reinvestment of distributions	8,501	80,380	15,687	150,904
Redeemed	(482,972)	(4,587,944)	(682,652)	(6,545,960)
	192,894	1,803,969	(581,656)	(5,575,209)
C Class
Sold	121,672	1,145,675	17,165	164,984
Issued in reinvestment of distributions	1,376	13,006	1,459	14,034
Redeemed	(50,064)	(474,458)	(102,493)	(979,768)
	72,984	684,223	(83,869)	(800,750)
R Class
Sold	75,683	717,329	1,805	17,454
Issued in reinvestment of distributions	1,378	13,028	1,682	16,187
Redeemed	(12,566)	(118,977)	(104,833)	(1,001,686)
	64,495	611,380	(101,346)	(968,045)
R5 Class
Sold	3,193	30,373	—	—
Issued in reinvestment of distributions	9,946	94,437	18,200	175,001
Redeemed	(751,573)	(7,129,387)	—	—
	(738,434)	(7,004,577)	18,200	175,001
R6 Class
Sold	5,263	49,865	—	—
Issued in reinvestment of distributions	2,016	19,129	2,736	26,300
Redeemed	(102,321)	(970,000)	—	—
	(95,042)	(901,006)	2,736	26,300
Net increase (decrease)	9,126,792	$86,266,023	1,434,403	$13,789,319

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class.

28

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$55,770,566	—
Asset-Backed Securities	—	21,510,091	—
Collateralized Mortgage Obligations	—	15,789,092	—
U.S. Treasury Securities	—	14,574,104	—
Collateralized Loan Obligations	—	8,676,435	—
Commercial Mortgage-Backed Securities	—	4,485,134	—
Bank Loan Obligations	—	4,017,707	—
Sovereign Governments and Agencies	—	2,975,312	—
Temporary Cash Investments	$6,190	2,821,756	—
	$6,190	$130,620,197	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,320,000.

29

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,677,598.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $1,500,000 futures contracts purchased and $2,253,802 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(267)	Change in net unrealized appreciation (depreciation) on swap agreements	$161
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	5,377	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(10,585)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(68,107)	Change in net unrealized appreciation (depreciation) on futures contracts	21,289
		$(62,997)		$10,865

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$2,127,926	$820,658
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$130,261,495
Gross tax appreciation of investments	$659,334
Gross tax depreciation of investments	(294,442)
Net tax appreciation (depreciation) of investments	$364,892
Other book-to-tax adjustments	$(2,307)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(471,131)
Accumulated long-term capital losses	$(1,024,350)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.53	0.28	(0.02)	0.26	(0.29)	—	(0.29)	$9.50	2.75%	0.58%	0.66%	2.97%	2.89%	61%	$109,863
2018	$9.60	0.23	(0.09)	0.14	(0.21)	—	(0.21)	$9.53	1.50%	0.63%	0.75%	2.43%	2.31%	57%	$31,975
2017	$9.31	0.24	0.31	0.55	(0.25)	(0.01)	(0.26)	$9.60	5.96%	0.60%	0.75%	2.54%	2.39%	29%	$11,304
2016	$9.75	0.26	(0.38)	(0.12)	(0.32)	—	(0.32)	$9.31	(1.26)%	0.60%	0.75%	2.69%	2.54%	19%	$4,927
2015(3)	$10.00	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$9.75	(0.16)%	0.61%(4)	0.75%(4)	2.78%(4)	2.64%(4)	18%	$9,879
I Class
2019	$9.53	0.29	(0.03)	0.26	(0.30)	—	(0.30)	$9.49	2.75%	0.48%	0.56%	3.07%	2.99%	61%	$13,463
2018(5)	$9.61	0.24	(0.11)	0.13	(0.21)	—	(0.21)	$9.53	1.39%	0.53%(4)	0.65%(4)	2.56%(4)	2.44%(4)	57%(6)	$19
Y Class
2019	$9.53	0.29	(0.02)	0.27	(0.30)	—	(0.30)	$9.50	2.92%	0.38%	0.46%	3.17%	3.09%	61%	$5
2018(5)	$9.61	0.25	(0.11)	0.14	(0.22)	—	(0.22)	$9.53	1.49%	0.43%(4)	0.55%(4)	2.62%(4)	2.50%(4)	57%(6)	$5
A Class
2019	$9.53	0.26	(0.03)	0.23	(0.26)	—	(0.26)	$9.50	2.50%	0.83%	0.91%	2.72%	2.64%	61%	$5,870
2018	$9.60	0.21	(0.09)	0.12	(0.19)	—	(0.19)	$9.53	1.25%	0.88%	1.00%	2.18%	2.06%	57%	$4,052
2017	$9.31	0.22	0.31	0.53	(0.23)	(0.01)	(0.24)	$9.60	5.69%	0.85%	1.00%	2.29%	2.14%	29%	$9,669
2016	$9.75	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	$9.31	(1.50)%	0.85%	1.00%	2.44%	2.29%	19%	$9,901
2015(3)	$10.00	0.17	(0.20)	(0.03)	(0.22)	—	(0.22)	$9.75	(0.33)%	0.86%(4)	1.00%(4)	2.53%(4)	2.39%(4)	18%	$7,288

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.53	0.19	(0.03)	0.16	(0.19)	—	(0.19)	$9.50	1.73%	1.58%	1.66%	1.97%	1.89%	61%	$1,090
2018	$9.60	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$9.53	0.49%	1.63%	1.75%	1.43%	1.31%	57%	$398
2017	$9.31	0.15	0.30	0.45	(0.15)	(0.01)	(0.16)	$9.60	4.91%	1.60%	1.75%	1.54%	1.39%	29%	$1,206
2016	$9.75	0.16	(0.38)	(0.22)	(0.22)	—	(0.22)	$9.31	(2.24)%	1.60%	1.75%	1.69%	1.54%	19%	$1,104
2015(3)	$10.00	0.12	(0.20)	(0.08)	(0.17)	—	(0.17)	$9.75	(0.83)%	1.61%(4)	1.75%(4)	1.78%(4)	1.64%(4)	18%	$1,009
R Class
2019	$9.53	0.24	(0.03)	0.21	(0.24)	—	(0.24)	$9.50	2.24%	1.08%	1.16%	2.47%	2.39%	61%	$671
2018	$9.60	0.19	(0.09)	0.10	(0.17)	—	(0.17)	$9.53	1.00%	1.13%	1.25%	1.93%	1.81%	57%	$58
2017	$9.31	0.19	0.31	0.50	(0.20)	(0.01)	(0.21)	$9.60	5.43%	1.10%	1.25%	2.04%	1.89%	29%	$1,032
2016	$9.75	0.21	(0.38)	(0.17)	(0.27)	—	(0.27)	$9.31	(1.75)%	1.10%	1.25%	2.19%	2.04%	19%	$979
2015(3)	$10.00	0.15	(0.20)	(0.05)	(0.20)	—	(0.20)	$9.75	(0.49)%	1.11%(4)	1.25%(4)	2.28%(4)	2.14%(4)	18%	$995
R5 Class
2019	$9.53	0.28	—(7)	0.28	(0.31)	—	(0.31)	$9.50	2.96%	0.38%	0.46%	3.17%	3.09%	61%	$226
2018	$9.60	0.25	(0.09)	0.16	(0.23)	—	(0.23)	$9.53	1.71%	0.43%	0.55%	2.63%	2.51%	57%	$7,267
2017	$9.31	0.26	0.31	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.17%	0.40%	0.55%	2.74%	2.59%	29%	$7,146
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.06)%	0.40%	0.55%	2.89%	2.74%	19%	$6,729
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	—	(0.25)	$9.75	(0.02)%	0.41%(4)	0.55%(4)	2.98%(4)	2.84%(4)	18%	$7,301

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$9.53	0.29	(0.01)	0.28	(0.31)	—	(0.31)	$9.50	3.01%	0.33%	0.41%	3.22%	3.14%	61%	$164
2018	$9.60	0.26	(0.09)	0.17	(0.24)	—	(0.24)	$9.53	1.76%	0.38%	0.50%	2.68%	2.56%	57%	$1,070
2017	$9.31	0.27	0.30	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.22%	0.35%	0.50%	2.79%	2.64%	29%	$1,052
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.01)%	0.35%	0.50%	2.94%	2.79%	19%	$990
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	—	(0.25)	$9.75	0.01%	0.36%(4)	0.50%(4)	3.03%(4)	2.89%(4)	18%	$1,000

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

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American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 1905

Annual Report

March 31, 2019

Strategic Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASIEX	3.88%	3.21%	7/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	—	4.48%	2.48%	—
I Class	ASIGX	4.09%	3.41%	4/10/17
Y Class	ASYIX	4.18%	3.50%	4/10/17
A Class	ASIQX			7/28/14
No sales charge		3.62%	2.96%
With sales charge		-1.05%	1.95%
C Class	ASIHX	2.85%	2.19%	7/28/14
R Class	ASIWX	3.36%	2.70%	7/28/14
R5 Class	ASIJX	4.09%	3.42%	7/28/14
R6 Class	ASIPX	4.14%	3.47%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $11,593

Bloomberg Barclays U.S. Aggregate Bond Index — $11,215

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.83%	0.73%	0.63%	1.08%	1.83%	1.33%	0.63%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell and Margé Karner

Performance Summary

Strategic Income returned 3.88%* for the 12 months ended March 31, 2019. By comparison, the investment-grade Bloomberg Barclays U.S. Aggregate Bond Index gained 4.48% for the same period. Fund returns reflect operating expenses, while index returns do not.

The fund’s results reflect the positive performance of higher-yielding securities for the 12 months ended March 31, 2019. The reporting period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. Investors fled risk assets in favor of U.S. Treasuries and other perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. While this news triggered strong gains for Treasuries, it also extended the rally among higher-risk assets. Overall, the broad U.S. fixed-income market advanced for the entire 12-month period, and higher-yielding securities generally outperformed higher-quality bonds.

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including investment-grade corporate bonds, out-of-index high-yield corporate bonds, mortgage-backed and other securitized bonds, and out-of-index emerging markets debt. Higher-yielding bond sectors generally outperformed higher-quality sectors, which are more prevalent in the Bloomberg Barclays U.S. Aggregate Bond Index.

Corporate Bonds Were Top Contributors

Our position in corporate bonds, which comprised approximately 37% of the portfolio on March 31, 2019, was the main contributor to performance. In particular, our out-of-index allocation to high-yield corporate bonds was a key driver of results. Favorable fundamentals and investor preferences for risk throughout most of the period helped high-yield bonds outperform their investment-grade counterparts. Within the portfolio’s investment-grade corporate allocation, we focused on the higher-yielding, lower-quality end of the investment-grade corporate bond spectrum (credits with BBB ratings), which rallied on favorable corporate and economic fundamentals during the first several months of the reporting period and again in early 2019.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Securitized Sector Aided Performance

Our allocation to securitized bonds (approximately 32% of the portfolio as of March 31, 2019) also contributed to performance. Our positions in non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities and collateralized loan obligations added value compared with the conventional agency-backed mortgage-backed securities represented in the index. In addition, our asset-backed securities lifted results.

Emerging Markets Bonds Contributed

Our out-of-index position in U.S. dollar-denominated emerging markets corporate and sovereign securities also added value. For much of the period, emerging markets bonds struggled due to slowing growth in China, trade policy concerns, country-specific events and Fed tightening. However, attractive valuations within the asset class, combined with falling U.S. Treasury yields, a dovish Fed and the return of risk-on investing, helped emerging markets bounce back in early 2019 and aid portfolio results.

Equity Holdings Detracted

The portfolio held a small out-of-index position in preferred stock, which we owned for its dividend-paying feature. This position detracted from results in the late-2018 equity market sell-off. We exited this position during the early 2019 equity market rally.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%. We expect the yield curve to remain relatively flat, and we do not believe the brief inversion of the curve earlier this year indicates an impending recession.

In light of the first-quarter 2019 rally among credit and other higher-yielding sectors, we took profits in and reduced exposure to high-yield corporate bonds, and we purchased higher-quality bonds within the securitized sector. We also purchased Treasury securities, which gives us the ability to take advantage of attractive investment opportunities as they arise. Given our outlook for continued economic growth, albeit slower, and healthy corporate fundamentals, we believe credit sectors still offer value. We continue to favor corporate and securitized bonds and select emerging markets securities, adding exposure as valuations, fundamentals and market conditions dictate. Overall, we favor a bottom-up approach, emphasizing careful security selection. We believe our focus on higher-yielding securities with low correlation to Treasuries positions the portfolio favorably if rates eventually move higher.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	3.5 years
Weighted Average Life to Maturity	7.2 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	36.9%
Collateralized Mortgage Obligations	14.8%
U.S. Treasury Securities	10.8%
Affiliated Funds	8.0%
Collateralized Loan Obligations	6.0%
Asset-Backed Securities	5.7%
Commercial Mortgage-Backed Securities	5.0%
Bank Loan Obligations	4.7%
Sovereign Governments and Agencies	4.3%
Preferred Stocks	2.0%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	1.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,030.00	$3.54	0.70%
I Class	$1,000	$1,030.50	$3.04	0.60%
Y Class	$1,000	$1,030.90	$2.53	0.50%
A Class	$1,000	$1,028.70	$4.80	0.95%
C Class	$1,000	$1,024.90	$8.58	1.70%
R Class	$1,000	$1,026.30	$6.06	1.20%
R5 Class	$1,000	$1,031.00	$2.53	0.50%
R6 Class	$1,000	$1,031.30	$2.28	0.45%
Hypothetical
Investor Class	$1,000	$1,021.44	$3.53	0.70%
I Class	$1,000	$1,021.94	$3.02	0.60%
Y Class	$1,000	$1,022.44	$2.52	0.50%
A Class	$1,000	$1,020.20	$4.78	0.95%
C Class	$1,000	$1,016.46	$8.55	1.70%
R Class	$1,000	$1,018.95	$6.04	1.20%
R5 Class	$1,000	$1,022.44	$2.52	0.50%
R6 Class	$1,000	$1,022.69	$2.27	0.45%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount/Shares	Value
CORPORATE BONDS — 36.9%
Aerospace and Defense — 0.4%
Lockheed Martin Corp., 3.80%, 3/1/45	$75,000	$74,186
Air Freight and Logistics — 0.9%
FedEx Corp., 4.40%, 1/15/47	175,000	165,166
Auto Components — 0.3%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	61,000	62,601
Automobiles — 1.0%
Ford Motor Co., 4.35%, 12/8/26	200,000	185,971
Banks — 1.3%
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28	150,000	152,331
BBVA Bancomer SA, 7.25%, 4/22/20	100,000	103,626
		255,957
Biotechnology — 0.8%
Amgen, Inc., 4.66%, 6/15/51	150,000	151,470
Building Products — 0.5%
Masco Corp., 4.45%, 4/1/25	100,000	102,840
Capital Markets — 0.4%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	80,000	73,397
Chemicals — 0.5%
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	100,000	98,625
Commercial Services and Supplies — 0.4%
Covanta Holding Corp., 5.875%, 3/1/24	75,000	77,063
Consumer Finance — 0.4%
Discover Financial Services, 3.75%, 3/4/25	75,000	74,850
Containers and Packaging — 1.2%
Berry Global, Inc., 5.125%, 7/15/23	75,000	76,406
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	75,000	75,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	75,000	76,312
		228,656
Diversified Financial Services — 0.3%
Voya Financial, Inc., VRN, 5.65%, 5/15/53	50,000	49,324
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 4.45%, 4/1/24	100,000	104,748
Energy Equipment and Services — 0.5%
Ensco plc, 8.00%, 1/31/24	46,000	42,205
Transocean, Inc., 9.00%, 7/15/23(1)	45,000	48,150
		90,355
Entertainment — 1.7%
Netflix, Inc., 4.875%, 4/15/28	75,000	74,438
Viacom, Inc., 3.125%, 6/15/22	150,000	149,776

10

		Principal Amount/Shares	Value
Walt Disney Co. (The), 6.90%, 8/15/39(1)		$75,000	$106,090
			330,304
Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp., 3.375%, 10/15/26		125,000	122,043
Crown Castle International Corp., 5.25%, 1/15/23		95,000	102,106
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		100,000	97,750
			321,899
Food Products — 0.5%
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		100,000	101,250
Gas Utilities — 0.7%
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26		125,000	124,554
Health Care Providers and Services — 2.7%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22		25,000	25,187
Cardinal Health, Inc., 1.95%, 6/14/19		150,000	149,739
CHS / Community Health Systems, Inc., 5.125%, 8/1/21		75,000	74,107
DaVita, Inc., 5.125%, 7/15/24		80,000	79,200
Express Scripts Holding Co., 4.50%, 2/25/26		100,000	104,852
Tenet Healthcare Corp., 4.75%, 6/1/20		75,000	76,219
			509,304
Hotels, Restaurants and Leisure — 1.6%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)		75,000	72,563
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		75,000	75,046
International Game Technology plc, 6.25%, 2/15/22(1)		80,000	83,500
MGM Resorts International, 6.625%, 12/15/21		75,000	80,344
			311,453
Household Durables — 0.8%
Lennar Corp., 4.75%, 5/30/25		75,000	76,969
PulteGroup, Inc., 5.50%, 3/1/26		75,000	77,718
			154,687
Insurance — 2.7%
American International Group, Inc., 4.50%, 7/16/44		150,000	144,122
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	100,000	119,805
CNP Assurances, VRN, 4.50%, 6/10/47	EUR	100,000	125,557
Liberty Mutual Group, Inc., VRN, 5.52%, (3-month LIBOR plus 2.91%), 3/7/67(1)		$125,000	118,617
			508,101
IT Services — 0.6%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		125,000	119,971
Media — 4.7%
AMC Networks, Inc., 4.75%, 8/1/25		150,000	149,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		75,000	75,656
Comcast Corp., 4.40%, 8/15/35		150,000	157,053
CSC Holdings LLC, 6.75%, 11/15/21		75,000	80,344
DISH DBS Corp., 5.125%, 5/1/20		75,000	75,656
Gray Television, Inc., 5.125%, 10/15/24(1)		75,000	75,375

11

	Principal Amount/Shares	Value
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	$75,000	$76,312
TEGNA, Inc., 5.125%, 7/15/20	75,000	75,281
Warner Media LLC, 3.80%, 2/15/27	120,000	119,498
		884,425
Metals and Mining — 0.4%
Freeport-McMoRan, Inc., 3.875%, 3/15/23	75,000	74,108
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc., 5.00%, 12/15/21	75,000	77,250
Multi-Utilities — 1.0%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	75,187
Exelon Generation Co. LLC, 5.60%, 6/15/42	100,000	105,463
		180,650
Oil, Gas and Consumable Fuels — 3.6%
Antero Resources Corp., 5.375%, 11/1/21	75,000	75,562
Continental Resources, Inc., 5.00%, 9/15/22	48,000	48,412
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	115,000	135,160
Lukoil International Finance BV, 7.25%, 11/5/19	100,000	102,465
Newfield Exploration Co., 5.375%, 1/1/26	100,000	108,224
Petroleos Mexicanos, 6.00%, 3/5/20	64,000	65,549
Southwestern Energy Co., 4.10%, 3/15/22	75,000	73,140
Williams Cos., Inc. (The), 4.55%, 6/24/24	75,000	79,253
		687,765
Pharmaceuticals — 0.2%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	40,000	32,742
Road and Rail — 1.0%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	180,000	187,937
Software — 0.8%
Symantec Corp., 5.00%, 4/15/25(1)	150,000	150,415
Specialty Retail — 0.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 4/1/23	75,000	75,844
Home Depot, Inc. (The), 5.95%, 4/1/41	75,000	96,484
		172,328
Textiles, Apparel and Luxury Goods — 0.4%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	70,000	70,539
Trading Companies and Distributors — 1.0%
International Lease Finance Corp., 5.875%, 8/15/22	180,000	194,232
TOTAL CORPORATE BONDS (Cost $6,882,506)		6,989,123
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.8%
Private Sponsor Collateralized Mortgage Obligations — 5.8%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.34%, 2/25/35	40,460	40,974
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.23%, 11/25/34	20,092	19,634

12

	Principal Amount/Shares	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 4.91%, (1-year H15T1Y plus 2.25%), 2/25/36	$39,322	$39,762
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 4.38%, 7/25/37	7,585	7,322
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.00%, 9/25/37	27,874	29,331
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.43%, 8/25/34	61,484	61,287
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	30,154	30,609
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, (1-year H15T1Y plus 2.15%), 9/25/35	22,186	22,563
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.39%, 7/25/35	36,214	37,537
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 4.68%, 1/25/37	16,295	14,593
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.52%, 9/25/35	25,489	26,068
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.33%, 7/25/35	8,759	8,829
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.36%, 11/25/35	50,200	49,981
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(1)	109,475	110,770
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.47%, 3/25/35	24,162	23,856
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.10%, 8/25/35	22,267	22,536
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 5.01%, 2/25/34	13,558	14,126
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	12,267	12,223
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 4.88%, 6/25/35	23,621	24,338
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 4.54%, 10/25/35	35,000	35,654
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	40,269	39,262
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	8,907	8,886
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	15,058	15,086
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 5.10%, 3/25/36	46,467	45,954
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.70%, 7/25/36	14,269	14,369
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 4.66%, 7/25/36	16,475	16,686
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.54%, 7/25/36	31,246	31,402
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 10/25/36	5,109	5,059
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.70%, 10/25/36	11,320	11,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.86%, 12/25/36	43,691	42,990

13

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 5.08%, 4/25/36	$16,176	$16,121
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	30,508	30,463
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	4,912	4,912
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	17,294	17,307
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	35,753	36,088
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	131,212	130,224
		1,098,004
U.S. Government Agency Collateralized Mortgage Obligations — 9.0%
FHLMC, Series 2017-HQA2, Class M1, VRN, 3.29%, (1-month LIBOR plus 0.80%), 12/25/29	162,292	162,394
FHLMC, Series 2018-DNA1, Class M2, VRN, 4.29%, (1-month LIBOR plus 1.80%), 7/25/30	100,000	97,774
FHLMC, Series 2019-DNA1, Class M1, VRN, 3.39%, (1-month LIBOR plus 0.90%), 1/25/49(1)	200,000	200,349
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	776,192	136,958
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	620,218	145,118
FNMA, Series 2017-C03, Class 1M1, VRN, 3.44%, (1-month LIBOR plus 0.95%), 10/25/29	228,718	229,201
FNMA, Series 2017-C05, Class 1M2, VRN, 4.69%, (1-month LIBOR plus 2.20%), 1/25/30	100,000	101,316
FNMA, Series 2017-C06, Class 2M2, VRN, 5.29%, (1-month LIBOR plus 2.80%), 2/25/30	150,000	155,168
FNMA, Series 2018-C01, Class 1M1, VRN, 3.09%, (1-month LIBOR plus 0.60%), 7/25/30	204,562	204,172
FNMA, Series 2018-C02, Class 2M1, VRN, 3.14%, (1-month LIBOR plus 0.65%), 8/25/30	151,357	151,324
FNMA, Series 417, Class C5, IO, 3.50%, 2/25/43	659,591	120,354
		1,704,128
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,798,439)		2,802,132
U.S. TREASURY SECURITIES — 10.8%
U.S. Treasury Bills, 2.46%, 6/13/19(4)	200,000	199,042
U.S. Treasury Bills, 2.55%, 1/30/20(4)	1,000,000	980,349
U.S. Treasury Notes, 2.625%, 2/15/29	850,000	866,651
TOTAL U.S. TREASURY SECURITIES (Cost $2,023,817)		2,046,042
AFFILIATED FUNDS(2) — 8.0%
Emerging Markets Debt Fund R6 Class (Cost $1,473,456)	148,752	1,508,341
COLLATERALIZED LOAN OBLIGATIONS — 6.0%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 4.23%, (3-month LIBOR plus 1.55%), 5/15/30(1)	$75,000	74,064
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, VRN, 3.74%, (3-month LIBOR plus 0.97%), 4/17/31(1)	100,000	98,620
CBAM Ltd., Series 2018-5A, Class B1, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/17/31(1)	150,000	145,203

14

	Principal Amount/Shares	Value
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.76%, (3-month LIBOR plus 0.97%), 4/15/31(1)	$200,000	$196,599
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.75%, (3-month LIBOR plus 0.97%), 4/18/31(1)	250,000	245,751
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.53%, (3-month LIBOR plus 1.75%), 4/18/31(1)	125,000	124,983
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.74%, (3-month LIBOR plus 0.96%), 4/16/31(1)	250,000	245,981
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $1,140,614)		1,131,201
ASSET-BACKED SECURITIES — 5.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	25,000	24,975
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	57,783	57,356
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	14,446	14,260
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.73%, (1-month LIBOR plus 1.25%), 12/17/33(1)	44,297	44,337
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	7,558	7,459
Honda Auto Receivables Owner Trust, Series 2019-1, Class A3 SEQ, 2.83%, 3/20/23	100,000	100,676
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 3.33%, (1-month LIBOR plus 0.85%), 12/17/36(1)	48,547	48,409
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.63%, (1-month LIBOR plus 1.15%), 12/17/36(1)	50,000	50,044
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.73%, (1-month LIBOR plus 1.25%), 3/17/37(1)	100,000	99,893
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.76%, (1-month LIBOR plus 1.28%), 6/17/37(1)	100,000	99,502
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, VRN, 3.50%, 5/20/30(1)	5,238	5,212
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	35,844	35,574
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	12,476	12,244
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	62,879	61,927
Progress Residential Trust, Series 2019-SFR1, Class A, 3.42%, 8/17/35(1)	100,000	101,087
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	49,840	49,459
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	75,000	74,454
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	9,486	9,419
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	12,879	12,825
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(1)	14,623	14,483
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	17,780	17,707
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	5,722	5,645
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(1)	100,000	98,669

15

	Principal Amount/Shares	Value
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	$41,093	$40,657
TOTAL ASSET-BACKED SECURITIES (Cost $1,091,078)		1,086,273
COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.0%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.69%, 2/10/47	65,000	69,497
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 10/10/47	50,000	52,142
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	75,000	80,181
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 3/10/48	25,000	25,312
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	25,000	24,165
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	50,000	50,480
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	100,000	100,921
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	25,000	25,199
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	25,000	25,356
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	50,000	51,294
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	25,000	25,441
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(1)	50,000	49,019
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/10/38(1)	25,000	24,461
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	60,000	62,030
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	60,000	61,260
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.03%, 12/15/46	37,000	39,141
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	40,000	39,650
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(1)	40,000	40,231
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	100,000	100,208
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $951,164)		945,988
BANK LOAN OBLIGATIONS(3) — 4.7%
Diversified Telecommunication Services — 1.3%
CenturyLink, Inc., 2017 Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 1/31/25	54,336	53,386
Level 3 Financing, Inc., 2017 Term Loan B, 4.74%, (3-month LIBOR plus 2.25%), 2/22/24	70,000	69,278
Sprint Communications, Inc., 1st Lien Term Loan B, 5.00%, (1-month LIBOR plus 2.50%), 2/2/24	49,620	48,429
Zayo Group, LLC, 2017 Incremental Term Loan, 4.75%, (1-month LIBOR plus 2.25%), 1/19/24	70,000	69,713
		240,806

16

	Principal Amount/Shares	Value
Food Products — 0.2%
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	$11,368	$11,288
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 5/24/24	36,731	36,470
		47,758
Health Care Providers and Services — 0.3%
HCA Inc., 2018 Term Loan B10, 4.50%, (1-month LIBOR plus 2.00%), 3/13/25	49,500	49,504
Hotels, Restaurants and Leisure — 1.3%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	31,072	30,631
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.75%, (1-month LIBOR plus 2.25%), 2/16/24	38,543	37,997
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.25%, (1-month LIBOR plus 2.75%), 12/22/24	19,749	19,520
Hilton Worldwide Finance, LLC, Term Loan B2, 4.24%, (1-month LIBOR plus 1.75%), 10/25/23	72,981	72,896
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 3/21/25	79,184	78,229
		239,273
IT Services — 0.1%
First Data Corporation, 2024 USD Term Loan, 4.49%, (1-month LIBOR plus 2.00%), 4/26/24	20,000	19,965
Pharmaceuticals — 0.8%
Catalent Pharma Solutions Inc., USD Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 5/20/24	80,693	80,454
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.48%, (1-month LIBOR plus 3.00%), 6/2/25	64,750	64,409
		144,863
Technology Hardware, Storage and Peripherals — 0.7%
Dell International LLC, 2017 Term Loan B, 4.50%, (1-month LIBOR plus 2.00%), 9/7/23	79,472	78,671
Western Digital Corporation, 2018 Term Loan B4, 4.25%, (1-month LIBOR plus 1.75%), 4/29/23	59,363	57,903
		136,574
TOTAL BANK LOAN OBLIGATIONS (Cost $890,187)		878,743
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.3%
Dominican Republic — 0.6%
Dominican Republic International Bond, 6.875%, 1/29/26	100,000	110,125
Egypt — 1.6%
Egypt Government International Bond, 5.75%, 4/29/20	100,000	101,325
Egypt Government International Bond, 6.125%, 1/31/22	200,000	202,831
		304,156
Hungary — 1.1%
Hungary Government International Bond, 6.375%, 3/29/21	200,000	213,297
Oman — 1.0%
Oman Government International Bond, 4.125%, 1/17/23	200,000	191,780
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $814,319)		819,358

17

	Principal Amount/Shares	Value
PREFERRED STOCKS — 2.0%
Banks — 1.5%
Bank of America Corp., 5.20%	135,000	$135,765
JPMorgan Chase & Co., 5.15%	150,000	151,264
		287,029
Equity Real Estate Investment Trusts (REITs) — 0.5%
Kimco Realty Corp., 5.625%	1,800	44,640
SITE Centers Corp., 6.25%	1,400	36,036
		80,676
TOTAL PREFERRED STOCKS (Cost $357,348)		367,705
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $114,901), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $112,627)		112,605
State Street Institutional U.S. Government Money Market Fund, Premier Class	20,533	20,533
TOTAL TEMPORARY CASH INVESTMENTS (Cost $133,138)		133,138
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $18,556,066)		18,708,044
OTHER ASSETS AND LIABILITIES — 1.1%		215,459
TOTAL NET ASSETS — 100.0%		$18,923,503

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	242,226	EUR	214,029	JPMorgan Chase Bank N.A.	6/19/19	$557
GBP	5	USD	7	Bank of America N.A.	6/19/19	—
MXN	170,424	USD	8,634	Morgan Stanley	6/19/19	38
						$595

18

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $3,871,632, which represented 20.5% of total net assets.

(2)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(3)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities - unaffiliated, at value (cost of $17,082,610)	$17,199,703
Investment securities - affiliated, at value (cost of $1,473,456)	1,508,341
Total investment securities, at value (cost of $18,556,066)	18,708,044
Receivable for investments sold	464
Receivable for capital shares sold	100,932
Unrealized appreciation on forward foreign currency exchange contracts	595
Interest and dividends receivable	140,679
18,950,714

Liabilities
Payable for investments purchased	5,477
Payable for capital shares redeemed	8,343
Accrued management fees	10,961
Distribution and service fees payable	479
Dividends payable	1,951
27,211

Net Assets	$18,923,503

Net Assets Consist of:
Capital paid in	$19,134,940
Distributable earnings	(211,437)
$18,923,503

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$15,718,163	1,614,969	$9.73
I Class	$1,344,511	138,214	$9.73
Y Class	$5,350	550	$9.73
A Class	$1,324,654	136,108	$9.73*
C Class	$182,369	18,745	$9.73
R Class	$112,152	11,522	$9.73
R5 Class	$99,011	10,174	$9.73
R6 Class	$137,293	14,107	$9.73
*Maximum offering price $10.19 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$663,481
Income distributions from affiliated funds	58,207
Dividends	3,818
725,506

Expenses:
Management fees	122,877
Distribution and service fees:
A Class	2,989
C Class	6,307
R Class	2,000
Trustees' fees and expenses	1,178
Other expenses	1,669
137,020
Fees waived(1)	(10,230)
126,790

Net investment income (loss)	598,716

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(328,239)
Forward foreign currency exchange contract transactions	144,108
Futures contract transactions	(27,247)
Swap agreement transactions	43,517
Foreign currency translation transactions	(7,639)
(175,500)

Change in net unrealized appreciation (depreciation) on:
Investments (including $1,312 from affiliated funds)	273,588
Forward foreign currency exchange contracts	12,251
Futures contracts	9,848
Swap agreements	(4,623)
Translation of assets and liabilities in foreign currencies	(659)
290,405

Net realized and unrealized gain (loss)	114,905

Net Increase (Decrease) in Net Assets Resulting from Operations	$713,621

(1)	Amount consists of $7,603, $628, $4, $719, $391, $248, $309 and $328 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$598,716	$479,701
Net realized gain (loss)	(175,500)	46,353
Change in net unrealized appreciation (depreciation)	290,405	(175,397)
Net increase (decrease) in net assets resulting from operations	713,621	350,657

Distributions to Shareholders
From earnings:
Investor Class	(499,842)	(339,323)
I Class	(42,574)	(6,675)
Y Class	(212)	(169)
A Class	(44,458)	(29,684)
C Class	(17,840)	(25,579)
R Class	(13,277)	(21,820)
R5 Class	(20,067)	(25,042)
R6 Class	(21,566)	(27,317)
Decrease in net assets from distributions	(659,836)	(475,609)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,746,930	5,119,463

Net increase (decrease) in net assets	1,800,715	4,994,511

Net Assets
Beginning of period	17,122,788	12,128,277
End of period	$18,923,503	$17,122,788

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

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Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

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The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2019 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.74%	0.68%
I Class	0.64%	0.58%
Y Class	0.54%	0.48%
A Class	0.74%	0.68%
C Class	0.74%	0.68%
R Class	0.74%	0.68%
R5 Class	0.54%	0.48%
R6 Class	0.49%	0.43%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $10,783,174, of which $2,359,094 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $9,840,306, of which $20,451 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,104,462	$10,560,239	1,294,139	$12,796,254
Issued in reinvestment of distributions	49,179	471,880	32,389	319,727
Redeemed	(794,260)	(7,633,594)	(867,846)	(8,577,550)
	359,381	3,398,525	458,682	4,538,431
I Class
Sold	77,683	744,902	70,226	692,508
Issued in reinvestment of distributions	4,434	42,501	679	6,675
Redeemed	(14,448)	(139,428)	(360)	(3,543)
	67,669	647,975	70,545	695,640
Y Class
Sold	—	—	511	5,000
Issued in reinvestment of distributions	22	212	17	168
	22	212	528	5,168
A Class
Sold	148,484	1,418,224	18,268	180,323
Issued in reinvestment of distributions	4,583	43,932	2,984	29,499
Redeemed	(84,968)	(805,318)	(54,738)	(540,111)
	68,099	656,838	(33,486)	(330,289)
C Class
Sold	805	7,587	9,916	98,153
Issued in reinvestment of distributions	1,805	17,350	2,578	25,450
Redeemed	(106,482)	(1,021,900)	(2,219)	(21,935)
	(103,872)	(996,963)	10,275	101,668
R Class
Sold	3,801	36,646	4,126	40,482
Issued in reinvestment of distributions	1,372	13,193	2,199	21,720
Redeemed	(78,363)	(753,666)	(555)	(5,511)
	(73,190)	(703,827)	5,770	56,691
R5 Class
Issued in reinvestment of distributions	2,080	19,986	2,525	24,944
Redeemed	(67,198)	(637,943)	—	—
	(65,118)	(617,957)	2,525	24,944
R6 Class
Sold	3,298	31,073	—	—
Issued in reinvestment of distributions	2,233	21,478	2,755	27,210
Redeemed	(72,382)	(690,424)	—	—
	(66,851)	(637,873)	2,755	27,210
Net increase (decrease)	186,140	$1,746,930	517,594	$5,119,463

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2019 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$1,449	$58	—	$1	$1,508	149	—	$58

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$6,989,123	—
Collateralized Mortgage Obligations	—	2,802,132	—
U.S. Treasury Securities	—	2,046,042	—
Affiliated Funds	$1,508,341	—	—
Collateralized Loan Obligations	—	1,131,201	—
Asset-Backed Securities	—	1,086,273	—
Commercial Mortgage-Backed Securities	—	945,988	—
Bank Loan Obligations	—	878,743	—
Sovereign Governments and Agencies	—	819,358	—
Preferred Stocks	80,676	287,029	—
Temporary Cash Investments	20,533	112,605	—
	$1,609,550	$17,098,494	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$595	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $942,450.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,192,376.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $451,937 futures contracts purchased and $1,214,662 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $114,720.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $550,000.

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Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$595	Unrealized depreciation on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$37,401	Change in net unrealized appreciation (depreciation) on swap agreements	$(2,031)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	144,108	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	12,251
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(27,247)	Change in net unrealized appreciation (depreciation) on futures contracts	9,848
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	690	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	5,426	Change in net unrealized appreciation (depreciation) on swap agreements	(2,592)
		$160,378		$17,476

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$659,836	$475,609
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$18,556,067
Gross tax appreciation of investments	$274,451
Gross tax depreciation of investments	(122,474)
Net tax appreciation (depreciation) of investments	151,977
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(156)
Net tax appreciation (depreciation)	$151,821
Other book-to-tax adjustments	$(1,364)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(103,904)
Accumulated long-term capital losses	$(172,239)
Late-year ordinary loss deferral	$(85,751)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.74	0.34	0.03	0.37	(0.38)	$9.73	3.88%	0.70%	0.76%	3.55%	3.49%	60%	$15,718
2018	$9.78	0.32	(0.04)	0.28	(0.32)	$9.74	2.86%	0.69%	0.76%	3.27%	3.20%	64%	$12,228
2017	$9.45	0.33	0.33	0.66	(0.33)	$9.78	7.06%	0.65%	0.76%	3.39%	3.28%	40%	$7,791
2016	$9.81	0.33	(0.29)	0.04	(0.40)	$9.45	0.44%	0.64%	0.75%	3.52%	3.41%	25%	$2,290
2015(3)	$10.00	0.23	(0.14)	0.09	(0.28)	$9.81	0.91%	0.65%(4)	0.74%(4)	3.43%(4)	3.34%(4)	9%	$2,965
I Class
2019	$9.73	0.35	0.03	0.38	(0.38)	$9.73	4.09%	0.60%	0.66%	3.65%	3.59%	60%	$1,345
2018(5)	$9.79	0.33	(0.07)	0.26	(0.32)	$9.73	2.64%	0.59%(4)	0.66%(4)	3.37%(4)	3.30%(4)	64%(6)	$687
Y Class
2019	$9.73	0.36	0.03	0.39	(0.39)	$9.73	4.18%	0.50%	0.56%	3.75%	3.69%	60%	$5
2018(5)	$9.79	0.33	(0.06)	0.27	(0.33)	$9.73	2.73%	0.49%(4)	0.56%(4)	3.46%(4)	3.39%(4)	64%(6)	$5
A Class
2019	$9.74	0.32	0.02	0.34	(0.35)	$9.73	3.62%	0.95%	1.01%	3.30%	3.24%	60%	$1,325
2018	$9.77	0.29	(0.03)	0.26	(0.29)	$9.74	2.71%	0.94%	1.01%	3.02%	2.95%	64%	$662
2017	$9.45	0.30	0.32	0.62	(0.30)	$9.77	6.68%	0.90%	1.01%	3.14%	3.03%	40%	$992
2016	$9.81	0.31	(0.30)	0.01	(0.37)	$9.45	0.19%	0.89%	1.00%	3.27%	3.16%	25%	$1,180
2015(3)	$10.00	0.21	(0.14)	0.07	(0.26)	$9.81	0.74%	0.90%(4)	0.99%(4)	3.18%(4)	3.09%(4)	9%	$935

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.74	0.24	0.03	0.27	(0.28)	$9.73	2.85%	1.70%	1.76%	2.55%	2.49%	60%	$182
2018	$9.77	0.22	(0.03)	0.19	(0.22)	$9.74	1.94%	1.69%	1.76%	2.27%	2.20%	64%	$1,194
2017	$9.45	0.23	0.32	0.55	(0.23)	$9.77	5.89%	1.65%	1.76%	2.39%	2.28%	40%	$1,098
2016	$9.81	0.24	(0.30)	(0.06)	(0.30)	$9.45	(0.56)%	1.64%	1.75%	2.52%	2.41%	25%	$993
2015(3)	$10.00	0.16	(0.14)	0.02	(0.21)	$9.81	0.24%	1.65%(4)	1.74%(4)	2.43%(4)	2.34%(4)	9%	$917
R Class
2019	$9.74	0.29	0.03	0.32	(0.33)	$9.73	3.36%	1.20%	1.26%	3.05%	2.99%	60%	$112
2018	$9.78	0.27	(0.04)	0.23	(0.27)	$9.74	2.45%	1.19%	1.26%	2.77%	2.70%	64%	$825
2017	$9.45	0.28	0.33	0.61	(0.28)	$9.78	6.42%	1.15%	1.26%	2.89%	2.78%	40%	$772
2016	$9.81	0.29	(0.30)	(0.01)	(0.35)	$9.45	(0.06)%	1.14%	1.25%	3.02%	2.91%	25%	$714
2015(3)	$10.00	0.19	(0.13)	0.06	(0.25)	$9.81	0.58%	1.15%(4)	1.24%(4)	2.93%(4)	2.84%(4)	9%	$704
R5 Class
2019	$9.74	0.35	0.03	0.38	(0.39)	$9.73	4.09%	0.50%	0.56%	3.75%	3.69%	60%	$99
2018	$9.77	0.34	(0.03)	0.31	(0.34)	$9.74	3.17%	0.49%	0.56%	3.47%	3.40%	64%	$733
2017	$9.45	0.35	0.32	0.67	(0.35)	$9.77	7.16%	0.45%	0.56%	3.59%	3.48%	40%	$711
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.64%	0.44%	0.55%	3.72%	3.61%	25%	$663
2015(3)	$10.00	0.24	(0.14)	0.10	(0.29)	$9.81	1.05%	0.45%(4)	0.54%(4)	3.63%(4)	3.54%(4)	9%	$909

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$9.74	0.36	0.03	0.39	(0.40)	$9.73	4.14%	0.45%	0.51%	3.80%	3.74%	60%	$137
2018	$9.78	0.35	(0.05)	0.30	(0.34)	$9.74	3.22%	0.44%	0.51%	3.52%	3.45%	64%	$789
2017	$9.45	0.35	0.33	0.68	(0.35)	$9.78	7.21%	0.40%	0.51%	3.64%	3.53%	40%	$764
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.69%	0.39%	0.50%	3.77%	3.66%	25%	$712
2015(3)	$10.00	0.24	(0.13)	0.11	(0.30)	$9.81	1.08%	0.40%(4)	0.49%(4)	3.68%(4)	3.59%(4)	9%	$708

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Income Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 1905

Annual Report

March 31, 2019

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)
G Class (AGGXX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	1.67%	0.48%	0.27%	—	4/1/93
A Class	AGQXX	1.41%	—	—	0.60%	12/1/15
C Class	AGHXX	0.91%	—	—	0.38%	12/1/15
G Class	AGGXX	2.13%	—	—	1.75%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class	G Class
0.46%	0.71%	1.21%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2019
7-Day Current Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	2.01%	1.76%	1.26%	2.46%
Before waiver	2.01%	1.76%	1.26%	2.01%
7-Day Effective Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	2.03%	1.78%	1.27%	2.49%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	28 days
Weighted Average Life	84 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	78%
31-90 days	20%
91-180 days	1%
More than 180 days	1%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.40	$2.30	0.46%
A Class	$1,000	$1,008.20	$3.55	0.71%
C Class	$1,000	$1,005.70	$6.05	1.21%
G Class	$1,000	$1,011.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,021.39	$3.58	0.71%
C Class	$1,000	$1,018.90	$6.09	1.21%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES(1) — 76.3%
Adjustable-Rate U.S. Government Agency Securities — 47.9%
Federal Farm Credit Banks, VRN, 2.41%, (1-month LIBOR less 0.08%), 6/20/19	$25,000,000	$24,996,044
Federal Home Loan Bank, VRN, 2.40%, (1-month LIBOR less 0.09%), 4/12/19	19,500,000	19,499,871
Federal Home Loan Bank, VRN, 2.44%, (1-month LIBOR less 0.05%), 5/24/19	75,000,000	75,000,000
Federal Home Loan Bank, VRN, 2.44%, (3-month LIBOR less 0.16%), 6/12/19	7,210,000	7,211,787
Federal Home Loan Bank, VRN, 2.47%, (3-month LIBOR less 0.16%), 6/20/19	45,040,000	45,047,000
Federal Home Loan Bank, VRN, 2.42%, (1-month LIBOR less 0.07%), 7/23/19	175,000,000	175,000,000
Federal Home Loan Bank, VRN, 2.51%, (3-month LIBOR less 0.26%), 7/25/19	100,000,000	100,000,000
Federal Home Loan Bank, VRN, 2.45%, (1-month LIBOR less 0.03%), 9/16/19	35,000,000	35,000,000
Federal Home Loan Bank, VRN, 2.52%, (3-month LIBOR less 0.28%), 10/9/19	60,000,000	60,000,000
Federal Home Loan Bank, VRN, 2.58%, (3-month LIBOR less 0.22%), 10/15/19	75,000,000	75,000,000
Federal Home Loan Bank, VRN, 2.46%, (3-month USBMMY plus 0.03%), 12/6/19	35,000,000	35,000,000
Federal Home Loan Bank, VRN, 2.49%, (3-month LIBOR less 0.14%), 12/19/19	31,895,000	31,917,189
Federal Home Loan Bank, VRN, 2.45%, (1-month LIBOR less 0.03%), 4/16/20	50,000,000	50,000,000
Federal Home Loan Mortgage Corp., MTN, VRN, 2.41%, 5/8/19	120,000,000	120,000,000
		853,671,891
Fixed-Rate U.S. Government Agency Securities — 28.4%
Federal Farm Credit Banks, 1.03%, 4/5/19	4,650,000	4,649,252
Federal Home Loan Bank, 2.44%, 4/15/19	1,500,000	1,498,594
Federal Home Loan Bank, 2.45%, 4/17/19	43,000,000	42,953,809
Federal Home Loan Bank, 2.45%, 4/22/19	98,000,000	97,862,057
Federal Home Loan Bank, 2.45%, 4/26/19	115,000,000	114,807,135
Federal Home Loan Bank, 2.44%, 5/1/19	125,000,000	124,749,688
Federal Home Loan Bank, 2.46%, 5/9/19	79,300,000	79,097,014
Federal Home Loan Bank, 2.50%, 8/23/19	21,000,000	20,793,108
Federal Home Loan Bank, 2.55%, 12/19/19	20,000,000	20,000,000
		506,410,657
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		1,360,082,548
U.S. TREASURY SECURITIES(1) — 10.5%
U.S. Treasury Bills, 2.43%, 4/11/19	27,000,000	26,982,000
U.S. Treasury Bills, 2.43%, 4/23/19	100,000,000	99,853,333

7

	Principal Amount	Value
U.S. Treasury Notes, 3.125%, 5/15/19	$53,000,000	$53,042,511
U.S. Treasury Notes, VRN, 2.54%, (3-month USBMMY plus 0.12%), 1/31/21	8,000,000	7,995,016
TOTAL U.S. TREASURY SECURITIES		187,872,860
CORPORATE BONDS — 7.1%
Anton Mountain View LLC, VRDN, 2.49%, 4/28/19 (LOC: FHLB)	14,855,000	14,855,000
Doghouse Properties LLC, VRDN, 2.66%, 4/5/19 (LOC: FHLB)	1,310,000	1,310,000
EPR GO Zone Holdings LLC, VRDN, 2.44%, 4/5/19 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	4,800,000	4,800,000
Manse on Marsh LP, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	9,330,000	9,330,000
Northcreek Church, VRDN, 2.50%, 4/5/19 (LOC: FHLB)	4,950,000	4,950,000
Saddleback Valley Community Church, VRDN, 2.55%, 4/5/19 (LOC: FHLB)	7,105,000	7,105,000
Santa Monica Ocean Park Partners LP, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	9,370,000	9,370,000
Sendero LLC, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	25,980,000	25,980,000
Sendero LLC, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	15,920,000	15,920,000
Varenna Care Center LP, VRDN, 2.49%, 4/5/19 (LOC: FHLB)	8,765,000	8,765,000
TOTAL CORPORATE BONDS		127,380,000
MUNICIPAL SECURITIES — 0.8%
ABAG Finance Authority for Nonprofit Corps. Rev., (2471 Shattuck LLC), VRDN, 2.42%, 4/5/19 (LOC: FNMA)(LIQ FAC: FNMA)	1,715,000	1,715,000
ABAG Finance Authority for Nonprofit Corps. Rev., (Berkeleyan LLC), VRDN, 2.42%, 4/5/19 (LOC: FNMA)(LIQ FAC: FNMA)	500,000	500,000
California Health Facilities Financing Authority Rev., (Ampla Health), VRDN, 2.38%, 4/5/19 (LOC: FHLB and Preferred Bank )	510,000	510,000
California Statewide Communities Development Authority Rev., (Uptown Newport Building Owner LP), VRDN, 2.74%, 4/5/19 (LOC: East West Bank, Zions Bank and FHLB)	5,100,000	5,100,000
JJB Properties LLC Rev., VRDN, 2.49%, 4/5/19 (LOC: Arvest Bank and FHLB)	3,275,000	3,275,000
New York City Housing Development Corp. Rev., (2 Gold LLC), VRDN, 2.45%, 4/5/19 (LOC: FNMA)(LIQ FAC: FNMA)	900,000	900,000
St Tammany Parish Economic & Industrial Development District Rev., (Diversified Foods and Seasonings LLC), VRDN, 2.47%, 4/5/19 (LOC: Fidelity Homestead Assistance and FHLB)	1,360,000	1,360,000
TOTAL MUNICIPAL SECURITIES		13,360,000
TOTAL INVESTMENT SECURITIES — 94.7%		1,688,695,408
OTHER ASSETS AND LIABILITIES(2) — 5.3%		94,594,796
TOTAL NET ASSETS — 100.0%		$1,783,290,204
8

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-
Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)	Amount relates primarily to receivable for investments sold, but not settled, at period end.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,688,695,408
Cash	453,021
Receivable for investments sold	109,093,357
Receivable for capital shares sold	1,816,786
Interest receivable	3,000,033
1,803,058,605

Liabilities
Payable for investments purchased	18,500,000
Payable for capital shares redeemed	897,464
Accrued management fees	350,235
Distribution and service fees payable	14,651
Dividends payable	6,051
19,768,401

Net Assets	$1,783,290,204

Net Assets Consist of:
Capital paid in	$1,783,351,312
Distributable earnings	(61,108)
$1,783,290,204

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$851,334,075	851,504,099	$1.00
A Class	$67,515,877	67,515,200	$1.00
C Class	$76,609	76,607	$1.00
G Class	$864,363,643	864,385,566	$1.00

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$40,153,650

Expenses:
Management fees	8,591,794
Distribution and service fees:
A Class	180,612
C Class	464
Trustees' fees and expenses	131,863
Other expenses	8,217
8,912,950
Fees waived - G Class	(4,100,925)
4,812,025

Net investment income (loss)	35,341,625

Net realized gain (loss) on investment transactions	6,713

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,348,338

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$35,341,625	$15,865,070
Net realized gain (loss)	6,713	(67,821)
Net increase (decrease) in net assets resulting from operations	35,348,338	15,797,249

Distributions to Shareholders
From earnings:
Investor Class	(15,302,067)	(7,553,922)
A Class	(1,007,024)	(431,740)
C Class	(698)	(115)
G Class	(19,031,836)	(7,879,293)
Decrease in net assets from distributions	(35,341,625)	(15,865,070)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(95,609,086)	(286,164,479)

Net increase (decrease) in net assets	(95,602,373)	(286,232,300)

Net Assets
Beginning of period	1,878,892,577	2,165,124,877
End of period	$1,783,290,204	$1,878,892,577

See Notes to Financial Statements.

12

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class, C Class and G Class. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

13

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 59% of the shares of the fund. ACIM owns 14% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1170% to 0.2300%	0.2500% to 0.3100%	0.45%
A Class			0.45%
C Class			0.45%
G Class			0.00%(1)

(1) Effective annual management fee before waiver was 0.45%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

14

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	610,098,718	$610,098,718	1,302,373,057	$1,302,373,057
Issued in reinvestment of distributions	15,209,824	15,209,824	7,039,033	7,039,033
Redeemed	(600,775,338)	(600,775,338)	(2,553,672,005)	(2,553,672,005)
	24,533,204	24,533,204	(1,244,259,915)	(1,244,259,915)
A Class
Sold	38,826,325	38,826,325	44,219,235	44,219,235
Issued in reinvestment of distributions	1,005,244	1,005,244	431,740	431,740
Redeemed	(52,835,390)	(52,835,390)	(58,095,432)	(58,095,432)
	(13,003,821)	(13,003,821)	(13,444,457)	(13,444,457)
C Class
Sold	199,366	199,366	624	624
Issued in reinvestment of distributions	280	280	113	113
Redeemed	(151,767)	(151,767)	(32,758)	(32,758)
	47,879	47,879	(32,021)	(32,021)
G Class
Sold	60,813,798	60,813,798	1,022,867,471	1,022,867,471
Issued in reinvestment of distributions	18,991,237	18,991,237	7,879,293	7,879,293
Redeemed	(186,991,383)	(186,991,383)	(59,174,850)	(59,174,850)
	(107,186,348)	(107,186,348)	971,571,914	971,571,914
Net increase (decrease)	(95,609,086)	$(95,609,086)	(286,164,479)	$(286,164,479)

(1)	July 28, 2017 (commencement of sale) through March 31, 2018 for the G Class.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

15

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$35,341,625	$15,865,070
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2019, the fund had accumulated short-term capital losses of $(61,108), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

7. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.67%	0.46%	0.46%	1.65%	1.65%	$851,334
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.64%	0.46%	0.46%	0.62%	0.62%	$826,798
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	0.46%	0.07%	0.05%	$2,071,097
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	0.46%	0.01%	(0.22)%	$1,574,173
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.46%	0.01%	(0.30)%	$1,373,230
A Class
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.41%	0.71%	0.71%	1.40%	1.40%	$67,516
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.51%	0.57%	0.71%	0.51%	0.37%	$80,519
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.46%	0.71%	0.05%	(0.20)%	$93,967
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.34%(4)	0.71%(4)	0.01%(4)	(0.35)%(4)	$52
C Class
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.91%	1.21%	1.21%	0.90%	0.90%	$77
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.29%	0.74%	1.21%	0.34%	(0.13)%	$29
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	1.21%	0.07%	(0.70)%	$61
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%(4)	1.21%(4)	0.01%(4)	(0.88)%(4)	$25
G Class
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.13%	0.01%	0.46%	2.10%	1.65%	$864,364
2018(5)	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	0.01%(4)	0.46%(4)	1.20%(4)	0.75%(4)	$971,546

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	December 1, 2015 (commencement of sale) through March 31, 2016.

(4)	Annualized.

(5)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of U.S. Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (one of the funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

19

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present) Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 1905

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $344,809
FY 2019:    $358,679

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0

FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $132,303
FY 2019:    $131,797

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 24, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 24, 2019